STATEMENT OF ADDITIONAL INFORMATION

JPMorgan Trust II

JPMorgan Arizona Municipal Bond Fund (the “Arizona Municipal Bond Fund”)

JPMorgan Core Bond Fund (the “Core Bond Fund”)

JPMorgan Core Plus Bond Fund

(the “Core Plus Bond Fund”)

JPMorgan Diversified Mid Cap Fund

(the “Diversified Mid Cap Fund”)

JPMorgan Diversified Mid Cap Growth Fund (the “Diversified Mid Cap Growth Fund”)

JPMorgan Diversified Mid Cap Value Fund (the “Diversified Mid Cap Value Fund”)

JPMorgan Equity Income Fund (the “Equity Income Fund”)

JPMorgan Equity Index Fund (the “Equity Index Fund”)

JPMorgan Government Bond Fund

(the “Government Bond Fund”)

JPMorgan High Yield Bond Fund (the “High Yield Bond Fund”)

JPMorgan Intermediate Bond Fund (the “Intermediate Bond Fund”)

JPMorgan International Equity Index Fund (the “International Equity Index Fund”)

JPMorgan Investor Balanced Fund (the “Investor Balanced Fund”)

JPMorgan Investor Conservative Growth Fund

(the “Investor Conservative Growth Fund”)

JPMorgan Investor Growth & Income Fund (the “Investor Growth & Income Fund”)

JPMorgan Investor Growth Fund (the “Investor Growth Fund”)

JPMorgan Kentucky Municipal Bond Fund

(the “Kentucky Municipal Bond Fund”)

JPMorgan Large Cap Growth Fund (the “Large Cap Growth Fund”)

JPMorgan Large Cap Value Fund (the “Large Cap Value Fund”)

JPMorgan Liquid Assets Money Market Fund (the “Liquid Assets Money Market Fund”)

JPMorgan Louisiana Municipal Bond Fund

(the “Louisiana Municipal Bond Fund”)

JPMorgan Market Expansion Index Fund (the “Market Expansion Index Fund”)

JPMorgan Michigan Municipal Bond Fund (the “Michigan Municipal Bond Fund”)

JPMorgan Michigan Municipal Money Market Fund

(the “Michigan Municipal Money Market Fund”)

JPMorgan Multi-Cap Market Neutral Fund

(the “Multi-Cap Market Neutral Fund”)

JPMorgan Mortgage-Backed Securities Fund (the “Mortgage-Backed Securities Fund”)

JPMorgan Municipal Income Fund

(the “Municipal Income Fund”)

JPMorgan Municipal Money Market Fund

(the “Municipal Money Market Fund”)

JPMorgan Ohio Municipal Bond Fund (the “Ohio Municipal Bond Fund”)

JPMorgan Ohio Municipal Money Market Fund (the “Ohio Municipal Money Market Fund”)

JPMorgan Short Duration Bond Fund

(the “Short Duration Bond Fund”)

JPMorgan Short Term Municipal Bond Fund (the “Short Term Municipal Bond Fund”)

JPMorgan Small Cap Growth Fund (the “Small Cap Growth Fund”)

JPMorgan Small Cap Value Fund (the “Small Cap Value Fund”)

JPMorgan Strategic Small Cap Value Fund

(the “Strategic Small Cap Value Fund”)

JPMorgan Tax Free Bond Fund (the “Tax Free Bond Fund”)

JPMorgan Technology Fund (the “Technology Fund”)

JPMorgan Treasury & Agency Fund

(the “Treasury & Agency Fund”)

JPMorgan U.S. Government Money Market Fund (the “U.S. Government Money Market Fund”)

JPMorgan U.S. Real Estate Fund (the “U.S. Real Estate Fund”)

JPMorgan U.S. Treasury Plus Money Market Fund

(the “U.S. Treasury Plus Money Market Fund”)

JPMorgan Ultra Short Term Bond Fund

(the “Ultra Short Term Bond Fund”)

JPMorgan West Virginia Municipal Bond Fund (the “West Virginia Municipal Bond Fund”)

(each a “Fund,” and collectively the “Funds”)

February 19, 2005

This Statement of Additional Information (“SAI”) is not a prospectus, but supplements and should be read in conjunction with the prospectuses dated February 19, 2005 (each a “PROSPECTUS” and, together, the “PROSPECTUSES”). This SAI is incorporated in its entirety into each Fund’s Prospectus or Prospectuses. The Annual Report for the Funds (other than the U.S. Real Estate Fund) for the fiscal year ended June 30, 2004 and the Annual Report for the Predecessor to the U.S. Real Estate Fund for its fiscal year ended December 31, 2003 are incorporated by reference into this Statement of Additional Information. A copy of the Annual Report and each Prospectus are available without charge by writing to JPMorgan Distribution Services, Inc., at P.O. Box 711235, Columbus, Ohio 43271-1235 or by calling toll free 1-800-480-4111.

THE TRUST

The Funds are series of JPMorgan Trust II (the “Trust”), an open-end, management investment company formed as a statutory trust under the laws of the State of Delaware on November 12, 2004. The Funds were formerly series of One Group Mutual Funds, a Massachusetts business trust which was formed on May 23, 1985. At shareholder meetings held on January 20, 2005 and February 3, 2005, shareholders of One Group Mutual Funds approved the redomiciliation of One Group Mutual Funds as a Delaware statutory trust to be called JPMorgan Trust II. The redomiciliation was effective after the close of business on February 18, 2005.

The Trust currently consists of forty-three series of units of beneficial interest (“SHARES”) each representing interests in one of the following separate investment portfolios (each a “FUND” and collectively, the “FUNDS”):

Money Market Funds:    The U.S. Treasury Plus Money Market Fund, the Liquid Assets Money Market Fund, the Municipal Money Market Fund, the Ohio Municipal Money Market Fund, the Michigan Municipal Money Market Fund, and the U.S. Government Money Market Fund (these six Funds being collectively referred to as the “MONEY MARKET FUNDS”),

Equity Funds:    The Equity Income Fund, the Diversified Mid Cap Value Fund, the Diversified Mid Cap Growth Fund, the Equity Index Fund, the International Equity Index Fund, the Large Cap Value Fund, the Large Cap Growth Fund, the Small Cap Growth Fund, the Small Cap Value Fund, the Diversified Mid Cap Fund, the Market Expansion Index Fund, the Technology Fund, the Multi-Cap Market Neutral Fund, the U.S. Real Estate Fund and the Strategic Small Cap Value Fund (these fifteen Funds being collectively referred to as the “EQUITY FUNDS”),

Income Funds:    The Intermediate Bond Fund, the Core Plus Bond Fund, the Government Bond Fund, the Ultra Short Term Bond Fund, the Short Duration Bond Fund, the Treasury & Agency Fund, the High Yield Bond Fund, the Core Bond Fund, and the Mortgage-Backed Securities Fund (these nine Funds being collectively referred to as the “INCOME FUNDS”),

Municipal Bond Funds:    The Municipal Income Fund, the Tax Free Bond Fund, the Short Term Municipal Bond Fund, the Ohio Municipal Bond Fund, the West Virginia Municipal Bond Fund, the Kentucky Municipal Bond Fund, the Arizona Municipal Bond Fund, the Louisiana Municipal Bond Fund, and the Michigan Municipal Bond Fund (these nine Funds being collectively referred to as the “ MUNICIPAL BOND FUNDS”),

Funds of Funds:    The Investor Growth Fund, the Investor Growth & Income Fund, the Investor Balanced Fund, and the Investor Conservative Growth Fund (these four Funds being collectively referred to as the “FUNDS OF FUNDS”), and

Municipal Funds:    The Municipal Money Market Fund, the Ohio Municipal Money Market Fund, the Michigan Municipal Money Market Fund, and the Municipal Bond Funds are also referred to as the “MUNICIPAL FUNDS.”

Security Capital U.S. Real Estate Shares.    After the close of business on February 18, 2005, Security Capital U.S. Real Estate Shares (the “Predecessor U.S. Real Estate Fund”) reorganized into the U.S. Real Estate Fund. The Predecessor U.S. Real Estate Fund is considered the surviving fund for accounting purposes.

JPMorgan Funds.    After the close of business on February 18, 2005, certain series of the J.P. Morgan Fleming Mutual Fund Group, Inc., J.P. Morgan Funds, J.P. Morgan Mutual Fund Investment Trust, J.P. Morgan Fund Select Group, and J.P. Morgan Mutual Fund Select Trust (collectively, the “Predecessor JPMorgan Funds”) and One Group Mutual Funds merged with and into the Funds listed below. The following list identifies the target funds and the surviving funds.

Target Funds	Surviving Funds
One Group U.S. Government Securities Money Market Fund; JPMorgan U.S. Government Money Market Fund	One Group Government Money Market Fund now known as JPMorgan U.S. Government Money Market Fund

JPMorgan Bond Fund II	One Group Bond Fund now known as JPMorgan Core Bond Fund

JPMorgan Equity Income Fund	One Group Equity Income Fund now known as JPMorgan Equity Income Fund

JPMorgan Equity Growth Fund	One Group Large Cap Growth Fund now known as JPMorgan Large Cap Growth Fund

JPMorgan Liquid Assets Money Market Fund	One Group Prime Money Market Fund now known as JPMorgan Liquid Assets Money Market Fund

JPMorgan Small Cap Growth Fund; JPMorgan U.S. Small Company Opportunities Fund	One Group Small Cap Growth Fund now known as JPMorgan Small Cap Growth Fund

JPMorgan Tax Free Income Fund	One Group Tax-Free Bond Fund now known as JPMorgan Tax Free Bond Fund

JPMorgan Treasury Plus Money Market Fund	One Group U.S. Treasury Securities Money Market Fund now known as JPMorgan U.S. Treasury Plus Money Market Fund

Fund Names.    Prior to February 19, 2005, the Funds had the following names listed below corresponding to their current names:

Former One Group Name	Current Names as of February 19, 2005
One Group Arizona Municipal Bond Fund	JPMorgan Arizona Municipal Bond Fund
One Group Bond Fund	JPMorgan Core Bond Fund
One Group Diversified Mid Cap Fund	JPMorgan Diversified Mid Cap Fund
One Group Equity Income Fund	JPMorgan Equity Income Fund
One Group Equity Index Fund	JPMorgan Equity Index Fund
One Group Government Bond Fund	JPMorgan Government Bond Fund
One Group Government Money Market Fund	JPMorgan U.S. Government Money Market Fund
One Group High Yield Bond Fund	JPMorgan High Yield Bond Fund
One Group Income Bond Fund	JPMorgan Core Plus Bond Fund
One Group Intermediate Bond Fund	JPMorgan Intermediate Bond Fund
One Group International Equity Index Fund	JPMorgan International Equity Index Fund
One Group Investor Balanced Fund	JPMorgan Investor Balanced Fund
One Group Investor Conservative Growth Fund	JPMorgan Investor Conservative Growth Fund
One Group Investor Growth & Income Fund	JPMorgan Investor Growth & Income Fund
One Group Investor Growth Fund	JPMorgan Investor Growth Fund
One Group Kentucky Municipal Bond Fund	JPMorgan Kentucky Municipal Bond Fund
One Group Large Cap Growth Fund	JPMorgan Large Cap Growth Fund
One Group Large Cap Value Fund	JPMorgan Large Cap Value Fund
One Group Louisiana Municipal Bond Fund	JPMorgan Louisiana Municipal Bond Fund
One Group Market Expansion Index Fund	JPMorgan Market Expansion Index Fund

Former One Group Name	Current Names as of February 19, 2005
One Group Market Neutral Fund	JPMorgan Multi-Cap Market Neutral Fund
One Group Michigan Municipal Bond Fund	JPMorgan Michigan Municipal Bond Fund
One Group Michigan Municipal Money Market Fund	JPMorgan Michigan Municipal Money Market Fund
One Group Mid Cap Growth Fund	JPMorgan Diversified Mid Cap Growth Fund
One Group Mid Cap Value Fund	JPMorgan Diversified Mid Cap Value Fund
One Group Mortgage-Backed Securities Fund	JPMorgan Mortgage-Backed Securities Fund
One Group Municipal Income Fund	JPMorgan Municipal Income Fund
One Group Municipal Money Market Fund	JPMorgan Municipal Money Market Fund
One Group Ohio Municipal Bond Fund	JPMorgan Ohio Municipal Bond Fund
One Group Ohio Municipal Money Market Fund	JPMorgan Ohio Municipal Money Market Fund
One Group Prime Money Market Fund	JPMorgan Liquid Assets Money Market Fund
One Group Real Estate Fund	JPMorgan U.S. Real Estate Fund
One Group Short-Term Bond Fund	JPMorgan Short Duration Bond Fund
One Group Short-Term Municipal Bond Fund	JPMorgan Short Term Municipal Bond Fund
One Group Small Cap Growth Fund	JPMorgan Small Cap Growth Fund
One Group Small Cap Value Fund	JPMorgan Small Cap Value Fund
One Group Strategic Small Cap Value Fund	JPMorgan Strategic Small Cap Value Fund
One Group Tax-Free Bond Fund	JPMorgan Tax Free Bond Fund
One Group Technology Fund	JPMorgan Technology Fund
One Group Treasury & Agency Fund	JPMorgan Treasury & Agency Fund
One Group U.S. Treasury Securities Money Market Fund	JPMorgan U.S. Treasury Plus Money Market Fund
One Group Ultra Short-Term Bond Fund	JPMorgan Ultra Short Term Bond Fund
One Group West Virginia Municipal Bond Fund	JPMorgan West Virginia Municipal Bond Fund

Diversification.    All of the Trust’s Funds are diversified, as defined under the Investment Company Act of 1940, as amended (the “1940 Act”), except the following which are non-diversified:

1.	the Ohio Municipal Bond Fund;
2.	the Kentucky Municipal Bond Fund;
3.	the West Virginia Municipal Bond Fund;
4.	the Arizona Municipal Bond Fund;
5.	the Michigan Municipal Bond Fund;
6.	the Michigan Municipal Money Market Fund;
7.	the Ohio Municipal Money Market Fund;
8.	the Louisiana Municipal Bond Fund;
9.	the Technology Fund; and
10.	the U.S. Real Estate Fund.

Share Classes.    Shares in the Funds of the Trust are generally offered in multiple classes. The following chart shows the share classes offered (or which will be offered in the future) by each of the Funds as of the date of this Statement of Additional Information:

All Non-Money Market Funds

	FUND	Class A	Class B	Class C	Select[1] Class	Institutional Class	Ultra
1.	Arizona Municipal Bond	X	X	X	X
2.	Core Bond	X	X	X	X		X
3.	Core Plus Bond	X	X	X	X		X
4.	Diversified Mid Cap	X	X	X	X		X
5.	Diversified Mid Cap Growth	X	X	X	X		X
6.	Diversified Mid Cap Value	X	X	X	X		X
7.	Equity Income	X	X	X	X
8.	Equity Index	X	X	X	X
9.	Government Bond	X	X	X	X		X*

	FUND	Class A		Class B		Class C		Select[1] Class		Institutional Class	Ultra
10.	High Yield Bond	X		X		X		X			X
11.	Intermediate Bond	X		X		X		X			X
12.	International Equity Index	X		X		X		X
13.	Investor Balanced	X		X		X		X
14.	Investor Conservative Growth	X		X		X		X
15.	Investor Growth	X		X		X		X
16.	Investor Growth & Income	X		X		X		X
17.	Kentucky Municipal Bond	X		X		X	*	X
18.	Large Cap Growth	X		X		X		X			X
19.	Large Cap Value	X		X		X		X			X
20.	Louisiana Municipal Bond	X		X		X	*	X
21.	Market Expansion Index	X		X		X		X
22.	Michigan Municipal Bond	X		X		X	*	X
23.	Multi-Cap Market Neutral	X		X		X		X
24.	Municipal Income	X		X		X		X
25.	Mortgage-Backed Securities	X						X			X
26.	Ohio Municipal Bond	X		X		X		X
27.	Short Duration Bond	X		X		X		X			X
28.	Short Term Municipal Bond	X		X		X		X
29.	Small Cap Growth	X		X		X		X		X
30.	Small Cap Value	X		X		X		X			X
31.	Strategic Small Cap Value	X	*	X	*	X	*	X	*
32.	Tax Free Bond	X		X		X	*	X
33.	Technology	X		X		X		X
34.	Treasury & Agency	X		X		X	*	X
35.	Ultra Short Term Bond	X		X		X		X			X
36.	U.S. Real Estate	X		X	*	X		X
37.	West Virginia Municipal Bond	X		X		X	*	X

[1]	Effective February 19, 2005, the Class I shares of the non-money market funds were redesignated as Select Class Shares.

*	As of the date of this Statement of Additional Information, these shares had not commenced operations and are not available for investment.

Money Market Funds

	FUND	Capital	Institutional Class	Agency	Premier	Investor	Morgan	Reserve[2]	Class B	Class C
1.	Michigan Municipal Money Market				X3		X	X
2.	Municipal Money Market		X	X	X3		X	X
3.	Ohio Municipal Money Market				X3		X	X
4.	Liquid Assets Money Market	X	X	X	X	X1	X	X	X	X
5.	U.S. Treasury Plus Money Market		X	X	X	X1	X	X	X	X
6.	U.S. Government Money Market	X4	X4	X	X4		X	X

[1]	Effective February 19, 2005, the Class I Shares of these Money Market Funds were redesignated Investor Shares.

[2]	Effective February 19, 2005, the Class A Shares of the Money Market Funds were redesignated Reserve Shares. Shareholders who were not utilizing sweep services as of February 18, 2005 automatically exchanged their Reserve Shares for Morgan Shares.

[3]	Effective February 19, 2005, the Class I Shares of these Money Market Funds were redesignated Premier Shares.

[4]	Effective February 19, 2005, Class I Shares, Administrative Class Shares, and Class S Shares of this Money Market Fund were redesignated Capital Shares, Agency Shares, and Premier Shares, respectively.

Much of the information contained herein expands upon subjects discussed in the Prospectuses for the respective Funds. No investment in a particular class of Shares of a Fund should be made without first reading that Fund’s Prospectus.

Pegasus Consolidation.    In March, 1999, the then-existing Funds of One Group Mutual Funds (the Predecessor to the Trust) consolidated with the Pegasus Funds pursuant to an Agreement and Plan of Reorganization. Except for the Funds listed below, the Funds of the Trust were considered to be the surviving funds for accounting purposes. The following list shows the name of the former Pegasus Funds that are considered to be the surviving funds for accounting purposes and the current name of such Funds:

Name of Former Pegasus Fund	Current Name of JPMorgan Fund
1. Pegasus Multi-Sector Bond Fund	1. JPMorgan Core Plus Bond Fund
2. Pegasus Intermediate Bond Fund	2. JPMorgan Intermediate Bond Fund
3. Pegasus Small-Cap Opportunity Fund	3. JPMorgan Small Cap Value Fund
4. Pegasus Mid-Cap Opportunity Fund	4. JPMorgan Diversified Mid Cap Fund
5. Pegasus Market Expansion Index Fund	5. JPMorgan Market Expansion Index Fund
6. Pegasus Bond Fund	6. JPMorgan Core Bond Fund
7. Pegasus Short Municipal Bond Fund	7. JPMorgan Short Term Municipal Bond Fund
8. Pegasus Municipal Bond Fund	8. JPMorgan Tax Free Bond Fund
9. Pegasus Michigan Municipal Bond Fund	9. JPMorgan Michigan Municipal Bond Fund
10. Pegasus Michigan Municipal Money Market Fund	10. JPMorgan Michigan Municipal Money Market Fund

These 10 Funds are collectively referred to as the “PEGASUS PREDECESSOR FUNDS.” Individual Pegasus Predecessor Funds are identified in this Statement of Additional Information by their JPMorgan names.

INVESTMENT OBJECTIVES AND POLICIES

The following policies supplement each Fund’s investment objective and policies as set forth in the respective Prospectus for that Fund. JPMorgan Investment Advisors Inc. (“JPMORGAN INVESTMENT ADVISORS”, formerly known as Banc One Investment Advisors Corporation) advises each Fund, except for the U.S. Real Estate Fund which is advised by Security Capital Research & Management, Incorporated (“SC-R&M”), and the International Equity Index Fund, which is advised by J.P. Morgan Investment Management Inc. (“JPMIM”). JPMorgan High Yield Partners LLC (“JPMHYP”) (formerly known as Banc One High Yield Partners, LLC) serves as sub-adviser for the Core Plus Bond Fund and the High Yield Bond Fund. JPMHYP is also referred to herein as “SUB-ADVISER.” JPMorgan Investment Advisors, JPMIM, SC-R&M and JPMHYP are also referred to herein as the “INVESTMENT ADVISERS” and, individually, as the “INVESTMENT ADVISER”. The Investment Adviser that makes the day-to-day portfolio management decisions for a Fund is referred to herein as that Fund’s “MANAGER”. The Manager of the Core Plus Bond Fund and the High Yield Bond Fund is JPMHYP, the Manager of the U.S. Real Estate Fund is SC-R&M, the Manager of the International Equity Index Fund is JPMIM, and the Manager of each of the other Funds is JPMorgan Investment Advisors. When this Statement of Additional Information indicates that an action or determination may be taken or made by JPMorgan Investment Advisors, such action or determination may be taken or made with respect to the Core Plus Bond Fund or the High Yield Bond Fund by JPMHYP, subject to the supervision of JPMorgan Investment Advisors.

Additional Information on Fund Instruments

Asset-Backed Securities

Asset-backed securities consist of securities secured by company receivables, home equity loans, truck and auto loans, leases, or credit card receivables. Asset-backed securities also include other securities backed by other types of receivables or other assets. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis.

Prepayment Risks.    The issuers of asset-backed securities may be able to repay principal in advance if interest rates fall. Also, the underlying assets (for example, the underlying credit card debt) may be refinanced or paid off prior to maturity during periods of declining interest rates. If asset-backed securities are pre-paid, a Fund may have to reinvest the proceeds from the securities at a lower rate. In addition, potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk. Under certain prepayment rate scenarios, a Fund may fail to recover additional amounts paid (i.e., premiums) for securities with higher interest rates, resulting in an unexpected loss.

Bank Obligations

Bank obligations consist of bankers’ acceptances, certificates of deposit, and time deposits.

Bankers’ acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. To be eligible for purchase by a Fund, a bankers’ acceptance must be guaranteed by a domestic or foreign bank or savings and loan association having, at the time of investment, total assets in excess of $1 billion (as of the date of its most recently published financial statements).

Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return. To be eligible for purchase by a Fund, a certificate of deposit must be issued by (i) a domestic or foreign branch of a U.S. commercial bank which is a member of the Federal Reserve System or the deposits of which are insured by the Federal Deposit Insurance Corporation, or (ii) a domestic savings and loan association, the deposits of which are insured by the Federal Deposit Insurance Corporation provided that, in each case, at the time of purchase, such institution has total assets in excess of $1 billion (as of the date of their most recently published financial statements). Certificates of deposit may also include those issued by foreign banks outside the United States with total assets at the time of purchase in excess of the equivalent of $1 billion.

Some of the Funds may also invest in Eurodollar certificates of deposit, which are U.S. dollar-denominated certificates of deposit issued by branches of foreign and domestic banks located outside the United States. The Funds may also invest in yankee certificates of deposit, which are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States. Certain Funds may also invest in obligations (including banker’s acceptances and certificates of deposit) denominated in foreign currencies (see “Foreign Investments” herein).

Time deposits are interest-bearing non-negotiable deposits at a bank or a savings and loan association that have a specific maturity date. A time deposit earns a specific rate of interest over a definite period of time. Time deposits cannot be traded on the secondary market and those exceeding seven days and with a withdrawal penalty are considered to be illiquid. Time deposits will be maintained only at banks or savings and loan associations from which a Fund could purchase certificates of deposit. All of the Funds may utilize Demand Deposits in connection with their day-to-day operations.

Commercial Paper

Commercial paper consists of promissory notes issued by corporations. Although such notes are generally unsecured, the Funds may also purchase secured commercial paper. In the event of a default of an issuer of secured commercial paper, a Fund may hold the securities and other investments that were pledged as collateral even if it does not invest in such securities or investments. In such a case, the Fund would take steps to dispose of such securities or investments in a commercially reasonable manner. Except as noted below with respect to variable amount master demand notes, issues of commercial paper normally have maturities of less than nine months and fixed rates of return. The Funds only purchase commercial paper that meets the following criteria:

Income Funds.    The Short Duration Bond Fund, the Intermediate Bond Fund, the Core Bond Fund, the Ultra Short Term Bond Fund, and the Mortgage-Backed Securities Fund may purchase commercial paper consisting of issues rated at the time of purchase in the highest or second highest rating category by at least one Nationally Recognized Statistical Rating Organization (“NRSRO”) (such as A-2 or better by Standard & Poor’s Rating Service (“S&P”), Prime-2 or better by Moody’s Investors Service, Inc. (“MOODY’S”), F2 or better by Fitch Ratings (“FITCH”), or R-2 or better by Dominion Bond Rating Service Limited (“DOMINION”)) or if unrated, determined by the Manager to be of comparable quality. The High Yield Bond Fund and the Core Plus Bond Fund may purchase commercial paper rated by at least one NRSRO (regardless of the rating assigned and any unrated commercial paper).

Municipal Bond Funds.    The Municipal Bond Funds may purchase commercial paper consisting of issues rated at the time of purchase in the highest or second highest rating category by at least one NRSRO (such as A-2 or better by S&P, Prime-2 or better by Moody’s, F2 or better by Fitch, or R-2 or better by Dominion) or if unrated, determined by the applicable Manager to be of comparable quality. If commercial paper has both a long-term and a short-term rating, it must have either a long-term investment grade rating or be rated in one of the two highest short-term investment grade categories.

Money Market Funds.    The Money Market Funds (other than the U.S. Treasury Plus Money Market Fund and the U.S. Government Money Market Fund) may purchase commercial paper consisting of issues rated at the time of purchase in the highest or second highest rating category by at least one NRSRO (such as A-2 or better by S&P, Prime-2 or better by Moody’s, F2 or better by Fitch, or R-2 or better by Dominion), or, if unrated, determined by the applicable Manager to be of comparable quality.

Equity Funds.    The Equity Funds may purchase commercial paper consisting of issues rated at the time of purchase in the highest or second highest rating category by at least one NRSRO (such as A-2 or better by S&P, Prime-2 or better by Moody’s, F-2 or better by Fitch or R-2 or better by Dominion) or if unrated, determined by the applicable Manager to be of comparable quality.

Some of the above Funds may also invest in Canadian commercial paper which is commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation and in Europaper which is U.S. dollar denominated commercial paper of a foreign issuer.

Common Stock

Common stock represents a share of ownership in a company and usually carries voting rights and earns dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer’s board of directors. (Equity securities such as common stock will generally comprise no more than 10% of the High Yield Bond Fund’s total assets).

Convertible Securities

Convertible securities are similar to both fixed income and equity securities. Convertible securities may be issued as bonds or preferred stock. Due to the conversion feature, the market value of convertible securities tends to move together with the market value of the underlying stock. As a result, the Funds base their selection of convertible securities, to a great extent, on the potential for capital appreciation that may exist in the underlying stock. The value of convertible securities is also affected by prevailing interest rates, the credit quality of the issuer, and any call provisions. In some cases, the issuer may cause a convertible security to convert to common stock. In other situations, it may be advantageous for a Fund to cause the conversion of convertible securities to common stock. If a convertible security converts to common stock, a Fund may hold such common stock in its portfolio even if it does not invest in common stock.

Demand Features

Some of the Funds may acquire securities that are subject to puts and standby commitments (“DEMAND FEATURES”) to purchase the securities at their principal amount (usually with accrued interest) within a fixed period (usually seven days) following a demand by the Fund. The Demand Feature may be issued by the issuer of the underlying securities, a dealer in the securities or by another third party, and may not be transferred separately from the underlying security. The underlying securities subject to a put may be sold at any time at market rates. The Funds expect that they will acquire puts only where the puts are available without the payment of any direct or indirect consideration. However, if advisable or necessary, a premium may be paid for put features. A premium paid will have the effect of reducing the yield otherwise payable on the underlying security.

Under a “STAND-BY COMMITMENT,” a dealer would agree to purchase, at a Fund’s option, specified securities at a specified price. A Fund will acquire these commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. Stand-by commitments may also be referred to as put options. A Fund will generally limit its investments in stand-by commitments to 25% of its total assets.

The purpose of engaging in transactions involving puts is to maintain flexibility and liquidity to permit the Fund to meet redemption requests and remain as fully invested as possible.

Exchange Traded Funds

Certain of the Funds may invest in Exchange Traded Funds (“ETFs”). Exchange Traded Funds are ownership interests in unit investment trusts, depositary receipts, and other pooled investment vehicles that hold a portfolio of securities or stocks designed to track the price performance and dividend yield of a particular broad-based, sector or international index. Broad based ETFs typically track a broad group of stocks from different industries and market sectors. For example, iShares S&P 500 Index Fund and Standard and Poor’s Depositary Receipts are ETFs that track the S&P 500. Sector ETFs track companies represented in related industries within a sector of the economy. For example, iShares Dow Jones U.S. Healthcare Sector Index Fund is a sector ETF that tracks the Dow Jones Healthcare sector. International ETFs track a group of stocks from a specific country. For example, iShares MSCI-Australia tracks the Morgan Stanley Capital International Index for Australia Stocks.

ETFs also may hold a portfolio of debt securities. For example, iShares Lehman 1-3 Year Treasury Bond Fund invests in a portfolio of publically issued, U.S. Treasury securities designed to track the Lehman Brothers 1-3 Year Treasury Index. Similarly, iShares GS $ Investor Corporate Bond Fund is designed to track a segment of the U.S. investment grade corporate bond market as defined by the GS $ InvesTop Index.

ETFs invest in a securities portfolio that includes substantially all of the securities (in substantially the same weights) as the securities included in the designated index. ETFs are traded on an exchange, and, in some cases may not be redeemed. The results of ETFs will not match the performance of the designated index due to reductions in the performance attributable to transaction and other expenses, including fees paid by the ETF to service providers. ETFs are subject to risks specific to the performance of a few component securities if such securities represent a highly concentrated weighting in the designated index. ETFs are eligible to receive their portion of dividends, if any, accumulated on the securities held in trust, less fees and expenses of the trust.

The investment vehicles issuing ETFs are not actively managed. Rather, the investment vehicle’s objective is to track the performance of a specified index. Therefore, securities may be purchased, retained and sold at times when an actively managed trust would not do so. As a result, you can expect greater risk of loss (and a correspondingly greater prospect of gain) from changes in the value of securities that are heavily weighted in the index than would be the case if the investment vehicle was not fully invested in such securities.

Select sector ETFs and other types of ETFs continue to be developed. As new products are developed, the Funds may invest in them to the extent consistent with the Fund’s investment objective, policies and restrictions.

A Fund will limit its investments in any one issue of ETFs to 5% of the Fund’s total assets and 3% of the outstanding voting securities of the ETF issue. Moreover, a Fund’s investments in all ETFs will not exceed 10% of the Fund’s total assets, when aggregated with all other investments in investment companies.

Foreign Investments

Some of the Funds may invest in certain obligations or securities of foreign issuers. Possible investments include equity securities and debt securities (e.g., bonds and commercial paper) of foreign entities, obligations of foreign branches of U.S. banks and of foreign banks, including, without limitation, Eurodollar Certificates of Deposit, Eurodollar Time Deposits, Eurodollar Bankers’ Acceptances, Canadian Time Deposits and Yankee Certificates of Deposit, and investments in Canadian Commercial Paper, and Europaper. Securities of foreign issuers may include sponsored and unsponsored American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), and Global Depositary Receipts (“GDRs”). Sponsored ADRs are listed on the New York Stock Exchange; unsponsored ADRs are not. Therefore, there may be less information available about the issuers of unsponsored ADRs than the issuers of sponsored ADRs. Unsponsored ADRs are restricted securities. EDRs and GDRs are not listed on the New York Stock Exchange. As a result, it may be difficult to obtain information about EDRs and GDRs.

Risk Factors of Foreign Investments

Political and Exchange Risks.    Foreign investments may subject a Fund to investment risks that differ in some respects from those related to investments in obligations of U.S. domestic issuers. Such risks include potential future adverse political and economic developments, possible imposition of withholding taxes on interest or other income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source, greater fluctuations in value due to changes in exchange rates, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations.

Higher Transaction Costs.    Foreign investments may entail higher custodial fees and sales commissions than domestic investments.

Accounting and Regulatory Differences.    Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those of domestic issuers of similar securities or obligations. In addition, foreign issuers are usually not subject to the same degree of regulation as domestic issuers, and their securities may trade on relatively small markets, causing their securities to experience potentially higher volatility and more limited liquidity than securities of domestic issuers. Foreign branches of U.S. banks and foreign banks are not regulated by U.S. banking authorities and may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks. In addition, foreign banks generally are not bound by the accounting, auditing, and financial reporting standards comparable to those applicable to U.S. banks.

Currency Risk.    Foreign securities are typically denominated in foreign currencies. The value of a Fund’s investments denominated in foreign currencies and any funds held in foreign currencies will be affected by:

•	Changes in currency exchange rates;

•	The relative strength of those currencies and the U.S. dollar; and

•	Exchange control regulations.

Changes in the foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to Shareholders by a Fund. The exchange rates between the U.S. dollar and other currencies are determined by the forces of supply and demand in foreign exchange markets. Accordingly, the ability of the International Equity Index Fund to achieve its investment objective may depend, to a certain extent, on exchange rate movements.

By investing in foreign securities, the International Equity Index Fund attempts to take advantage of differences between both economic trends and the performance of securities markets in the various countries, regions and geographic areas as prescribed by the Fund’s investment objective and policies. During certain periods the investment return on securities in some or all countries may exceed the return on similar investments in the United States, while at other times the investment return may be less than that on similar U.S. securities.

The International Equity Index Fund seeks increased diversification by combining securities from various countries and geographic areas that offer different investment opportunities and are affected by different economic trends.

•	The international investments of the International Equity Index Fund may reduce the effect that events in any one country or geographic area will have on its investment holdings. Of course, negative movement by one of the Fund’s investments in one foreign market represented in its portfolio may offset potential gains from the Fund’s investments in another country’s markets.

Limitations on the Use of Foreign Investments

Investments in all types of foreign obligations or securities will not exceed 25% of the net assets of the Equity Funds, (with the exception of the International Equity Index Fund and the Market Expansion Index Fund) the Core Plus Bond Fund, the High Yield Bond Fund, the Core Bond Fund, the Short Duration Bond Fund and the Mortgage-Backed Securities Fund. Investments in foreign obligations or securities shall not exceed 10% of the net assets of the Market Expansion Index Fund.

Foreign Currency Transactions

The International Equity Index Fund may engage in various strategies to hedge against interest rate and currency risks. These strategies may consist of use of any of the following, some of which also have been described above: options on Fund positions or currencies, financial and currency futures, options on such futures, forward foreign currency transactions, forward rate agreements and interest rate and currency swaps, caps and floors. The International Equity Index Fund may engage in such transactions in both U.S. and non-U.S. markets. To the extent a Fund enters into such transactions in markets other than in the United States, a Fund may be subject to certain currency, settlement, liquidity, trading and other risks similar to those described above with respect to the Fund’s investments in foreign securities. The International Equity Index Fund may enter into such transactions only in connection with hedging strategies.

While a Fund’s use of hedging strategies is intended to reduce the volatility of the net asset value of Fund shares, the net asset value of the Fund will fluctuate. There can be no assurance that a Fund’s hedging transactions will be effective. Furthermore, a Fund may only engage in hedging activities from time to time and may not necessarily be engaging in hedging activities when movements in interest rates or currency exchange rates occur.

The International Equity Index Fund is authorized to deal in forward foreign exchange between currencies of the different countries in which the Fund will invest and multi-national currency units as a hedge against possible variations in the foreign exchange rate between these currencies. This is accomplished through contractual agreements entered into in the interbank market to purchase or sell one specified currency for another currency at a specified future date (up to one year) and price at the time of the contract. The Core Plus Bond Fund and the International Equity Index Fund’s dealings in forward foreign exchange will be limited to hedging involving either specific transactions or portfolio positions.

Transaction Hedging.    When the International Equity Index Fund engages in transaction hedging, it enters into foreign currency transactions with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of their portfolio securities. The International Equity Index Fund and the Core Plus Bond Fund will engage in transaction hedging when they desire to “lock in” the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging, the International Equity Index Fund and the Core Plus Bond Fund will attempt to protect themselves against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

The International Equity Index Fund and the Core Plus Bond Fund may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency. The International Equity Index Fund may also enter into contracts to purchase or sell foreign currencies at a future date (“FORWARD CONTRACTS”). Although there is no current intention to do so, the International Equity Index Fund and the Core Plus Bond Fund reserve the right to purchase and sell foreign currency futures contracts traded in the United States and subject to regulation by the Commodity Futures Trading Commission (“CFTC”).

For transaction hedging purposes, the International Equity Index Fund and the Core Plus Bond Fund may also purchase U.S. exchange-listed call and put options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives a Fund the right to assume a short position in the futures contract until expiration of the option. A put option on currency gives a Fund the right to sell a currency at an exercise price until the expiration of the option. A call option on a futures contract gives a Fund the right to assume a long position in the futures contract until the expiration of the option. A call option on currency gives a Fund the right to purchase a currency at the exercise price until the expiration of the option.

Position Hedging.    When engaging in position hedging, the International Equity Index Fund and the Core Plus Bond Fund will enter into foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which their portfolio securities are denominated or an increase in the value of currency for securities which a Fund’s Manager expects to purchase, when the Fund holds cash or short-term investments. In connection with the position hedging, the Fund may purchase or sell foreign currency forward contracts or foreign currency on a spot basis. The International Equity Index Fund may purchase U.S. exchange-listed put or call options on foreign currency and foreign currency futures contracts and buy or sell foreign currency futures contracts traded in the United States and subject to regulation by the CFTC, although the International Equity Index Fund and the Core Plus Bond Fund have no current intention to do so.

The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

It is impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward contract or futures contract. Accordingly, the International Equity Index Fund and the Core Plus Bond Fund may have to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency a Fund is obligated to deliver and if a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities if the market value of such security or securities exceeds the amount of foreign currency the Fund is obligated to deliver.

Although the International Equity Index Fund has no current intention to do so, the International Equity Index Fund may write covered call options on up to 100% of the currencies in its portfolio to offset some of the costs of hedging against fluctuations in currency exchange rates.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which the International Equity Index Fund owns or expects to purchase or sell. They simply seek to maintain an investment portfolio that is relatively neutral to fluctuations in the value of the U.S. dollar relative to major foreign currencies and establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in the value of such currency. Moreover, it may not be possible for a Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the anticipated devaluation level.

Forward Foreign Currency Exchange Contracts.    The International Equity Index Fund and Core Plus Bond Fund for hedging purposes only, may purchase forward foreign currency exchange contracts, which involve an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancellable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

The maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward foreign exchange contracts are entered into directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

At the maturity of a forward contract, a Fund may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

Foreign Currency Futures Contracts.    The International Equity Index Fund may purchase foreign currency futures contracts. Foreign currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the CFTC, such as the New York Mercantile Exchange. A Fund will enter into foreign currency futures contracts solely for bona fide hedging or other appropriate risk management purposes as defined in CFTC regulations.

When a Fund purchases or sells a futures contract, it is required to deposit with its custodian an amount of cash or U.S. Treasury bills known as “initial margin.” The nature of initial margin is different from that of margin in security transactions in that it does not involve borrowing money to finance transactions. Rather, initial margin is similar to a performance bond or good faith deposit that is returned to the Fund upon termination of the contract, assuming the Fund satisfies its contractual obligation.

Subsequent payments to and from the broker occur on a daily basis in a process known as “marking to market.” These payments are called “variation margin” and are made as the value of the underlying futures contract fluctuates. For example, when a Fund sells a futures contract and the price of the underlying currency rises above the delivery price, the Fund’s position declines in value. The Fund then pays a broker a variation margin payment equal to the difference between the delivery price of the futures contract and the market price of the currency underlying the futures contract. Conversely, if the price of the underlying currency falls below the delivery price of the contract, the Fund’s futures position increases in value. The broker then must make a variation margin payment equal to the difference between the delivery price of the futures contract and the market price of the currency underlying the futures contract.

When a Fund terminates a position in a futures contract, a final determination of variation margin is made, additional cash is paid by or to the Fund, and the Fund realizes a loss or gain. Such closing transactions involve additional commission costs.

In addition to the margin requirements discussed above, transactions in currency futures contracts may involve the segregation of funds pursuant to requirements imposed by the Securities and Exchange Commission (the “SEC”). Under those requirements, with a Fund has a long position in a futures or forward contract, it may be required to establish a segregated account containing cash or certain liquid assets equal to the purchase price of the contract (less any margin on deposit). For a short position in futures or forward contracts held by a Fund, those requirements may mandate the establishment of a segregated account with cash or certain liquid assets that, when added to the amounts deposited as margin, equal the market value of the instruments or currency underlying the futures or forward contracts (but are not less than the price at which the short positions were established). However, segregation of assets is not required if the Fund “covers” a long position. For example, instead of segregating assets, a Fund, when holding a long position in a futures or forward contract, could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held by the Fund. In addition, where a Fund takes short positions, or engages in sales of call options, it need not segregate assets if it “covers” these positions. For example, where a Fund holds a short position in a futures or forward contract, it may cover by owning the instruments or currency underlying the contract. A Fund may also cover such a position by holding a call option permitting it to purchase the same futures or forward contract at a price no higher than the price at which the short position was established. Where a Fund sells a call option on a futures or forward contract, it may cover either by entering into a long position in the same contract at a price no higher than the strike price of the call option or by owning the instruments or currency underlying the futures or forward contract. The Fund could also cover this position by holding a separate call option permitting it to purchase the same futures or forward contract at a price no higher than the strike price of the call option sold by the Fund.

At the maturity of a futures contract, the Fund may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract.

Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

Positions in the foreign currency futures contracts may be closed out only on an exchange or board of trade which provides a secondary market in such contracts. Although the International Equity Index Fund intends to purchase or sell foreign currency futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin.

Foreign Currency Options.    The International Equity Index Fund may purchase U.S. exchange-listed call and put options on foreign currencies. Such options on foreign currencies operate similarly to options on securities. Options on foreign currencies are affected by all of those factors which influence foreign exchange rates and investments generally.

A Fund is authorized to purchase or sell listed foreign currency options, and currency swap contracts as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar denominated securities (including securities denominated in the Euro) owned by the Fund, sold by the Fund but not yet delivered, committed or anticipated to be purchased by the Fund, or in transaction or cross-hedging strategies. As an illustration, a Fund may use such techniques to hedge the stated value in U.S. dollars of an investment in a Japanese yen-dominated security. In such circumstances, the Fund may purchase a foreign currency put option enabling it to sell a specified amount of yen for dollars at a specified price by a future date. To the extent the hedge is successful, a loss in the value of the dollar relative to the yen will tend to be offset by an increase in the value of the put option. To offset, in whole or in part, the cost of acquiring such a put option, the Fund also may sell a call option which, if exercised, requires it to sell a specified amount of yen for dollars at a specified price by a future date (a technique called a “straddle”). By selling such call option in this illustration, the Fund gives up the opportunity to profit without limit from increases in the relative value of the yen to the dollar.

Certain differences exist between these foreign currency hedging instruments. Foreign currency options provide the holder thereof the right to buy or to sell a currency at a fixed price on a future date. Listed options are third-party contracts (i.e., performance of the parties’ obligations is guaranteed by an exchange or clearing corporation) which are issued by a clearing corporation, traded on an exchange and have standardized strike prices and expiration dates. OTC options are two-party contracts and have negotiated strike prices and expiration dates. Options on futures contracts are traded on boards of trade or futures exchanges. Currency swap contracts are negotiated two party agreements entered into in the interbank market whereby the parties exchange two foreign currencies at the inception of the contract and agree to reverse the exchange at a specified future time and at a specified exchange rate. The International Equity Index Fund will not speculate in foreign currency options, futures or related options or currency swap contracts. Accordingly, the International Equity Index Fund will not hedge a currency substantially in excess (as determined by the applicable Manager) of the market value of the securities denominated in such currency which they own, the expected acquisition price of securities which they have committed or anticipate to purchase which are denominated in such currency, and, in the cases of securities which have been sold by a Fund but not yet delivered, the proceeds thereof in its denominated currency. Further, the International Equity Index Fund will segregate, at its custodian or sub-custodians, U.S. government or other high quality liquid securities having a market value representing any subsequent net decrease in the market value of such hedged positions including net positions with respect to cross-currency hedges. The International Equity Index Fund may not incur potential net liabilities with respect to currency and securities positions, including net liabilities with respect to cross-currency hedges, of more than 33 1/3 % of its total assets from foreign currency options, futures, related options and forward currency transactions.

The value of a foreign currency option is dependent upon the value of the foreign currency and the U.S. dollar, and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than those for round lots.

There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealer or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options market.

Foreign Currency Conversion.    Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the “spread”) between prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

Other Foreign Currency Hedging Strategies.    New options and futures contracts and other financial products, and various combinations thereof, continue to be developed, and the International Equity Index Fund may invest in any such options, contracts and products as may be developed to the extent consistent with the Fund’s investment objective and the regulatory requirements applicable to investment companies, and subject to the supervision of the Trust’s Board of Trustees.

Risk Factors in Hedging Transactions

Imperfect Correlation.    Foreign currency hedging transactions present certain risks. In particular, the variable degree of correlation between price movements of the instruments used in hedging strategies and price movements in the security being hedged creates the possibility that losses on the hedge may be greater than gains in the value of a Fund’s securities.

Liquidity.    In addition, these instruments may not be liquid in all circumstances. As a result, in volatile markets, the Funds may not be able to dispose of or offset a transaction without incurring losses. Although the contemplated use of hedging instruments should tend to reduce the risk of loss due to a decline in the value of the hedged security, at the same time the use of these instruments could tend to limit any potential gain which might result from an increase in the value of such security.

Judgment of the Manager.    Successful use of hedging instruments by the International Equity Index Fund depends upon the ability of the applicable Manager to predict correctly movements in the direction of interest and currency rates and other factors affecting markets for securities. If the expectations of the applicable Manager are not met, a Fund would be in a worse position than if a hedging strategy had not been pursued. For example, if a Fund has hedged against the possibility of an increase in interest rates which would adversely affect the price of securities in its portfolio and the price of such securities increases instead, the Fund will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its hedging positions. In addition, when hedging with instruments that require variation margin payments, if the Fund has insufficient cash to meet daily variation margin requirements, it may have to sell securities to meet such requirements.

Such sales of securities may, but will not necessarily, be at increased prices which reflect the rising market. Thus, a Fund may have to sell securities at a time when it is disadvantageous to do so.

FUTURES AND OPTIONS TRADING

Some of the Funds may enter into futures contracts, options, options on futures contracts and stock index futures contracts and options thereon for the purposes of remaining fully invested, reducing transaction costs, or managing interest rate risk.

Futures Contracts

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security, class of securities, or an index at a specified future time and at a specified price. Futures contracts may be issued with respect to fixed-income securities, foreign currencies, single stocks or financial indices, including indices of U.S. government securities, foreign government securities, equity or fixed-income securities. U.S. futures contracts are traded on exchanges which have been designated “contract markets” by the CFTC and must be executed through a futures commission merchant (“FCM”), or brokerage firm, which is a member of the relevant contract market. The Funds may use affiliated FCMs or brokerage firms to the extent permitted by the 1940 Act and the regulations issued thereunder. Through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange. The Funds only invest in futures contracts to the extent they could invest in the underlying instrument directly.

Margin Requirements

The buyer or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the buyer and seller are required to deposit “initial margin” for the benefit of the FCM when the contract is entered into. Initial margin deposits:

•	are equal to a percentage of the contract’s value, as set by the exchange on which the contract is traded;

•	may be maintained in cash or certain other liquid assets by the Funds’ custodian for the benefit of the FCM; and

•	are similar to good faith deposits or performance bonds.

Unlike margin extended by a securities broker, initial margin payments do not constitute purchasing securities on margin for purposes of the Fund’s investment limitations. If the value of either party’s position declines, that party will be required to make additional “variation margin” payments for the benefit of the FCM to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. In the event of the bankruptcy of the FCM that holds margin on behalf of a Fund, that Fund may be entitled to return of margin owed to such Fund only in proportion to the amount received by the FCM’s other customers. The Trust will attempt to minimize this risk by careful monitoring of the creditworthiness of the FCMs with which they do business and by depositing margin payments in a segregated account with the Trust’s custodian.

SEC Segregation Requirements

In addition to the margin restrictions discussed above, transactions in futures contracts may involve the segregation of funds pursuant to requirements imposed by the SEC. Under those requirements, where a Fund has a long position in a futures contract, it may be required to establish a segregated account containing cash or certain liquid assets equal to the purchase price of the contract (less any margin on deposit). However, segregation of assets is not required if a Fund “covers” a long position. For a short position in futures or forward contracts held by a Fund, those requirements may mandate the establishment of a segregated account with cash or certain liquid assets that, when added to the amounts deposited as margin, equal the market value of the instruments underlying the futures contracts (but are not less than the price at which the short positions were established).

Liquidity Impact of Margin and SEC Segregation Requirements

Although a Fund will segregate cash and liquid assets in an amount sufficient to cover its open futures obligations, the segregated assets will be available to that Fund immediately upon closing out the futures position, while settlement of securities transactions could take several days. However, the Fund’s return could be diminished due to the opportunity losses of foregoing other potential investments because such Fund’s cash that may otherwise be invested would be held uninvested or invested in other liquid assets so long as the futures position remains open.

Limits on Futures Contracts

The Funds intend to comply with guidelines of eligibility for exclusion from the definition of the term “commodity pool operator” adopted by the CFTC and the National Futures Association, which regulate trading in the futures markets. In addition, none of the Equity Funds will enter into futures contracts to the extent that the value of the futures contracts held would exceed 25% of the respective Fund’s total assets.

Purpose of Utilizing Futures

A Fund’s primary purpose in entering into futures contracts is to protect that Fund from fluctuations in the value of securities or interest rates without actually buying or selling the underlying debt or equity security. For example, if the Fund anticipates an increase in the price of stocks, and intends to purchase stocks at a later time, that Fund could enter into a futures contract to purchase a stock index as a temporary substitute for stock purchases. If an increase in the market occurs that influences the stock index as anticipated, the value of the futures contracts will increase, thereby serving as a hedge against the fund not participating in a market advance. This technique is sometimes known as an anticipatory hedge. Conversely, if a Fund holds stocks and seeks to protect itself from a decrease in stock prices, the Fund might sell stock index futures contracts, thereby hoping to offset the potential decline in the value of its portfolio securities by a corresponding increase in the value of the futures contract position. A Fund could protect against a decline in stock prices by selling portfolio securities and investing in money market instruments, but the use of futures contracts enables it to maintain a defensive position without having to sell portfolio securities.

If a Fund owns Treasury bonds and the portfolio manager expects interest rates to increase, that Fund may take a short position in interest rate futures contracts. Taking such a position would have much the same effect as that Fund selling Treasury bonds in its portfolio. If interest rates increase as anticipated, the value of the Treasury bonds would decline, but the value of that Fund’s interest rate futures contract will increase, thereby keeping the net asset value of that Fund from declining as much as it may have otherwise. If, on the other hand, a portfolio manager expects interest rates to decline, that Fund may take a long position in interest rate futures contracts in anticipation of later closing out the futures position and purchasing the bonds. Although a Fund can accomplish similar results by buying securities with long maturities and selling securities with short maturities, given the greater liquidity of the futures market than the cash market, it may be possible to accomplish the same result quickly and easily by using futures contracts as an investment tool to reduce risk.

Risk Factors in Futures Transactions

Liquidity.    Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of three days for some types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract’s price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for a Fund to enter into new positions or close out existing positions. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, a Fund may not be able to promptly liquidate unfavorable futures positions and potentially could be required to continue to hold a futures position until the delivery date, regardless of changes in its value. As a result, such Fund’s access to other assets held to cover its futures positions also could be impaired.

Risk of Loss.    Futures contracts entail risks. Although the Funds believe that the use of such contracts will benefit the Funds, a Fund’s overall performance could be worse than if such Fund had not entered into futures contracts if a Fund’s Manager’s investment judgment proves incorrect. For example, if a Fund has hedged against the effects of a possible decrease in prices of securities held in its portfolio and prices increase instead, that Fund will lose part or all of the benefit of the increased value of these securities because of offsetting losses in its futures positions. In addition, if a Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Those sales may, but will not necessarily be, at increased prices which reflect the rising market and may occur at a time when the sales are disadvantageous to such Fund.

The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. Because the deposit requirements in the futures markets are less onerous than margin requirements in the securities market, there may be increased participation by speculators in the futures market which may also cause temporary price distortions. A relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. The Funds will only engage in futures transactions when it is believed these risks are justified and will engage in futures transactions primarily for risk management purposes.

Correlation Risk.    The prices of futures contracts depend primarily on the value of their underlying instruments. Because there are a limited number of types of futures contracts, it is possible that the standardized futures contracts available to a Fund will not match exactly such Fund’s current or potential investments. A Fund may buy and sell futures contracts based on underlying instruments with different characteristics from the securities in which it typically invests. For example, a Fund may by hedge investments in portfolio securities with a futures contract based on a broad index of securities; this involves a risk that the futures position will not correlate precisely with the performance of such Fund’s investments.

Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments closely correlate with a Fund’s investments. Futures prices are affected by factors such as current and anticipated short-term interest rates, changes in volatility of the underlying instruments and the time remaining until expiration of the contract. Those factors may affect securities prices differently from futures prices. Imperfect correlations between a Fund’s investments and its futures positions also may result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, and from imposition of daily price fluctuation limits for futures contracts. A Fund may buy or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or is considering purchasing in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this may not be successful in all cases. If price changes in a Fund’s futures positions are poorly correlated with its other investments, its futures positions may fail to produce desired gains or result in losses that are not offset by the gains in that Fund’s other investments.

Options Contracts

Some of the Funds may use options on securities or futures contracts to reduce investment risk. An option gives the buyer of the option the right (but not the obligation) to purchase a futures contract or security at a specified price (the “STRIKE PRICE”). The purchase price of an option is referred to as its “PREMIUM.” Options have limited life spans, usually tied to the delivery or settlement date of the underlying futures contract or security. If an option is not exercised prior to its expiration, it becomes worthless. This means the buyer has lost the premium paid, while the seller (the “WRITER”) has received a premium without being required to perform. Increased market volatility and relatively longer remaining life spans generally increase the value of options by increasing the probability of market swings favorable to the holder and unfavorable to the writer during the life of the option.

•	A CALL OPTION gives the buyer the right to purchase a security at a specified price (the “EXERCISE PRICE”) at any time until a certain date. So long as the obligation of the writer of a call option continues, the writer may be required to deliver the underlying security against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer closes the transaction by purchasing an option identical to that previously sold. To secure the writer’s obligation under a call option, a writer is required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation. A call option is “in-the-money” if the strike price is below current market levels and “out-of-the-money” if the strike price is above current market level.

•	A PUT OPTION gives the buyer the right to sell the underlying futures contract or security. The writer of a put option must purchase futures contracts or securities at a strike price if the option is exercised. A put option is “in-the-money” if the strike price is above current market levels and “out-of-the-money” if the strike price is below current market levels.

•	A COVERED OPTION is an option written by a party who owns the underlying position.

•	AN OPENING TRANSACTION is the initial purchase or sale of an option.

•	A CLOSING TRANSACTION is a transaction which effectively ends an option writer’s financial exposure to an existing option obligation. A closing transaction involves entering into an option contract that has the reverse effect of that being closed out. Such an option will be on the same security with the same exercise price and expiration date as the option contract originally opened. The premium which a Fund will pay in executing a closing purchase transaction may be higher (or lower) than the premium received when the option was written, depending in large part upon the relative price of the underlying security at the time of each transaction. Closing transactions will be effected in order to realize a profit on an outstanding call option, to prevent an underlying security from being called, or to permit the sale of the underlying security.

Purchasing Call Options

Certain Funds may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security’s market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.

Writing (Selling) Covered Call Options

Some of the Funds may write covered call options and purchase options to close out options previously written by the Fund. A Fund’s purpose in writing covered call options is to generate additional premium income. This premium income will serve to enhance a Fund’s total return and will reduce the effect of any price decline of the security involved in the option. Generally, the Funds will write covered call options on securities which, in the opinion of the Fund’s Manager, are not expected to make any major price moves in the near future but which, over the long term, are deemed to be attractive investments for the Fund. The Funds will write only covered call options. This means that a Fund will only write a call option on a security which a Fund already owns.

Fund securities on which call options may be written will be purchased solely on the basis of investment considerations consistent with each Fund’s investment objectives. The writing of covered call options is a conservative investment technique believed to involve relatively little risk (in contrast to the writing of naked options, that is, options that are not covered which a Fund will not do), but capable of enhancing the Fund’s total return. When writing a covered call option, a Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but retains the risk of loss should the price of the security decline.

The security covering the call will be maintained in a segregated account with the Fund’s custodian. Unlike one who owns a security not subject to an option, a Fund has no control over when it may be required to sell the underlying security, since it may be assigned an exercise notice at any time prior to the expiration of its obligation as a writer. Thus, the security could be “called away” at a price substantially below the fair market value of the security. Additionally, when a security is called away, the Fund’s turnover rate will increase, which would cause a Fund to incur additional brokerage expenses. If a call option which a Fund has written expires, a Fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, a Fund will realize a gain or loss from the sale of the underlying security.

The Funds do not consider a security covered by a call to be “pledged” as that term is used in each Fund’s policy which limits the pledging of its assets. Call options written by a Fund will normally have expiration dates of less than nine months from the date written.

The premium received is the market value of an option. In determining whether a particular call option should be written, a Fund’s Manager will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options.

From time to time, a Fund may purchase an underlying security for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such security from its portfolio. In such cases, additional costs will be incurred.

A Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. Given that increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing transaction on a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

Purchasing Put Options

Certain Funds may also purchase put options to protect their portfolio holdings in an underlying security against a decline in market value. Such hedge protection is provided during the life of the put option because the Fund, as holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security’s market price. For a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, the Fund will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by the transaction cost.

Writing (Selling) Secured Puts

Certain Funds may write secured puts. For the secured put writer, substantial depreciation in the value of the underlying security would result in the security being “put to” the writer at the strike price of the option which may be substantially in excess of the fair market value of the security. If a secured put option expires unexercised, the writer realizes a gain in the amount of the premium.

Engaging in Straddles and Spreads

Certain Funds also may engage in straddles and spreads. In a straddle transaction, a Fund either buys a call and a put or sells a call and a put on the same security. In a spread, a Fund purchases and sells a call or a put. The Fund will sell a straddle when the Fund’s Manager believes the price of a security will be stable. The Fund will receive a premium on the sale of the put and the call. A spread permits the Fund to make a hedged investment that the price of a security will increase or decline.

Risk Factors in Options Transactions

Risk of Loss in Purchasing Transactions.    When a Fund purchases an option, it runs the risk of losing its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction with respect to the option during the life of the option. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, a Fund will lose part or all of its investment in the option. This contrasts with an investment by a Fund in the underlying securities, since the Fund may continue to hold its investment in those securities notwithstanding the lack of a change in price of those securities. In addition, there may be imperfect or no correlation between the changes in market value of the securities held by the Funds and the prices of the options.

Risk of Loss in Writing (Selling) Options.    When it writes a covered call option, a Fund runs the risk that it will be forced to sell a security it owns at below its market value or, alternatively, incur a loss in otherwise extinguishing its obligation under the covered call option. When it writes a secured put option, a Fund runs the risk that it will be required to buy a security at above its market price or, alternatively, incur a loss in otherwise extinguishing its obligation under the secured put option.

Judgment of Advisor.    The successful use of the options strategies depends on the ability of a Fund’s Manager to assess interest rate and market movements correctly and to accurately calculate the fair price of the option. The effective use of options also depends on a Fund’s ability to terminate option positions at times when the Manager deems it desirable to do so. A Fund will take an option position only if the Fund’s Manager believes there is a liquid secondary market for the option, however, there is no assurance that a Fund will be able to effect closing transactions at any particular time or at an acceptable price.

Liquidity.    If a secondary trading market in options were to become unavailable, a Fund could no longer engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options. A marketplace may discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events, such as volume in excess of trading or clearing capability, were to interrupt normal market operations. A lack of liquidity may limit a Fund’s ability to realize its profits or limit its losses.

Market Restrictions.    Disruptions in the markets for the securities underlying options purchased or sold by a Fund could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, a Fund as purchaser or writer of an option will be unable to close out its positions until option trading resumes, and it may be faced with losses if trading in the security reopens at a substantially different price. In addition, the Options Clearing Corporation (“OCC”) or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, a Fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If a prohibition on exercise remains in effect until an option owned by a Fund has expired, the Fund could lose the entire value of its option.

Foreign Investment Risks.    Special risks are presented by internationally-traded options. Due to time differences between the United States and the various foreign countries, and given that different holidays are observed in different countries, foreign option markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.

Limitations on the use of Options

Each Fund will limit the writing of put and call options to 25% of its net assets. Some Funds may enter into over-the-counter option transactions. There will be an active over-the-counter market for such options which will establish their pricing and liquidity. Broker-dealers with whom the Trust will enter into such option transactions shall have a minimum net worth of $20,000,000.

Government Securities

Securities issued by U.S. government agencies or instrumentalities may not be guaranteed by the U.S. Treasury. No assurance can be given that the U.S. government would provide financial support to U.S. government-sponsored agencies or instrumentalities if it is not obligated to do so by law. A Fund will invest in the obligations of such agencies or instrumentalities only when the Fund’s Manager believes the credit risk presented by the obligations is determined to be minimal.

Obligations of certain agencies and instrumentalities, such as the Government National Mortgage Association (“Ginnie Mae”) and the Export-Import Bank, are supported by the full faith and credit of the U.S. Treasury; others, such as the Federal National Mortgage Association (“Fannie Mae”), are supported by the right of the issuer to borrow from the Treasury; and still others, such as the Federal Farm Credit Banks and the Federal Home Loan Mortgage Corporation (“Freddie Mac”), are supported only by the credit of the instrumentality.

The Income Funds may invest in all types of securities issued by Ginnie Mae, Fannie Mae and Freddie Mac, including without limitation funding notes and subordinated benchmark notes. For example, the Income Funds may invest in Fannie Mae’s Subordinated Benchmark Notes® (“Fannie Mae Subordinated Notes”). The Income Funds generally will only purchase Fannie Mae Subordinated Notes rated in one of the three highest categories or, if unrated, determined to be of comparable quality by a Fund’s Manager. Fannie Mae Subordinated Notes will be unsecured and subordinated and will rank junior in priority to all existing and future liabilities of Fannie Mae, other than those liabilities that by their terms expressly rank junior to Fannie Mae Subordinated Notes. If capital ratios fall below certain levels, Fannie Mae will cease paying (but not accruing) interest until such capital ratios are restored. Like other securities issued by Fannie Mae, Fannie Mae Subordinated Notes are not guaranteed by the U.S. government. For information on mortgage-related securities issued by certain agencies or instrumentalities of the U.S. government, see “Investment Objective and Policies—Additional Information on Fund Instruments—Mortgage-Related Securities” in this Statement of Additional Information.

High Quality Investments with Regard to the Money Market Funds

The Money Market Funds may invest only in obligations determined by the Manager to present minimal credit risks under guidelines adopted by the Trust’s Board of Trustees.

The U.S. Treasury Plus Money Market Fund may invest only in U.S. Treasury bills, notes and other U.S. Treasury obligations issued or guaranteed by the U.S. government. Some of the securities held by the U.S. Treasury Plus Money Market Fund may be subject to repurchase agreements.

The U.S. Government Money Market Fund invests exclusively in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, some of which may be subject to repurchase agreements.

With regard to the Money Market Funds, investments will be limited to those obligations which, at the time of purchase, (i) possess one of the two highest short-term ratings from an NRSRO, in the case of single-rated securities; or (ii) in the case of multiple-rated securities, possess one of the two highest short-term ratings by at least two NRSROs or (iii) do not possess a rating (i.e., are unrated) but are determined by the applicable Manager to be of comparable quality to the rated instruments eligible for purchase by the Trust under guidelines adopted by the Board of Trustees (collectively, “ELIGIBLE SECURITIES”). A security that has not received a rating will be deemed to possess the rating assigned to an outstanding class of the issuer’s short-term debt obligations if determined by the applicable Manager to be comparable in priority and security to the obligation selected for purchase by the Trust.

A security subject to a tender or demand feature will be considered an Eligible Security only if both the demand feature and the underlying security possess a high quality rating or, if such do not possess a rating, are determined by the applicable Manager to be of comparable quality, provided, however, that where the demand feature would be readily exercisable in the event of a default in payment of principal or interest on the underlying security, the obligation may be acquired based on the rating possessed by the demand feature or, if the demand feature does not possess a rating, a determination of comparable quality by the applicable Manager. A security which at the time of issuance had a maturity exceeding 397 days but, at the time of purchase, has a remaining maturity of 397 days or less, is not considered an Eligible Security if it does not possess a high quality rating and the long-term rating, if any, is not within the top three highest rating categories.

Eligible Securities include First-Tier Securities and Second-Tier Securities. First-Tier Securities include those that possess a rating in the highest category, in the case of a single-rated security, or at least two ratings in the highest rating category, in the case of multiple-rated securities, or, if the securities do not possess a rating, are determined to be of comparable quality by the applicable Manager pursuant to the guidelines adopted by the Board of Trustees. Second-Tier Securities are all Eligible Securities other than First-Tier Securities.

Each Money Market Fund (other than the Ohio Municipal Money Market Fund and the Michigan Municipal Money Market Fund) will not invest more than 5% of its total assets in the securities of any one issuer (unless otherwise permitted under Rule 2a-7). The Ohio Municipal Money Market Fund and the Michigan Municipal Money Market Fund, with respect to 75% of each of their portfolios, will not invest more than 5% of each of their total assets in the securities of any one issuer; however, these Funds will not invest more than 5% of their total assets in securities of any one issuer unless the securities are First Tier Securities. In addition, each Fund (other than the Municipal Money Market Fund, the Ohio Municipal Money Market Fund, and the Michigan Municipal Money Market Fund) may not invest more than 5% of its total assets in Second Tier Securities, with investment in the Second Tier Securities of any one issuer further limited to the greater of 1% of the Fund’s total assets or $1 million. The Ohio Municipal Money Market Fund, the Michigan Municipal Money Market Fund, and the Municipal Money Market Fund may not invest more than 5% of their total assets in Second Tier Conduit Securities, with investment in the Second Tier Conduit Security of one issuer further limited to the greater of 1% of the Fund’s total assets or $1 million. If a percentage limitation is satisfied at the time of purchase, a later increase in such percentage resulting from a change in the Fund’s assets or a subsequent change in a security’s qualification as a First Tier or Second Tier Security will not constitute a violation of the limitation. In addition, there is no limit on the percentage of a Fund’s assets that may be invested in obligations issued or guaranteed by the U.S. government, its agencies, or instrumentalities and, with respect to each Money Market Fund, repurchase agreements fully collateralized by such obligations.

Under the guidelines adopted by the Trust’s Board of Trustees and in accordance with Rule 2a-7 under the 1940 Act, the applicable Manager may be required to promptly dispose of an obligation held in a Fund’s portfolio in the event of certain developments that indicate a diminishment of the instrument’s credit quality, such as where an NRSRO downgrades an obligation below the second highest rating category, or in the event of a default relating to the financial condition of the issuer.

A rating by an NRSRO may be utilized only where the NRSRO is neither controlling, controlled by, or under common control with the issuer of, or any issuer, guarantor, or provider of credit support for, the instrument.

High Yield/High Risk Securities/Junk Bonds

Some of the Funds may invest in high yield securities. High yield, high risk bonds are securities that are generally rated below investment grade by the primary rating agencies (BB+ or lower by S&P and Ba1 or lower by Moody’s). Other terms used to describe such securities include “lower rated bonds,” “non-investment grade bonds,” “below investment grade bonds,” and “junk bonds.” These securities are considered to be high risk investments. The risks include the following:

Greater Risk of Loss.    These securities are regarded as predominately speculative. There is a greater risk that issuers of lower rated securities will default than issuers of higher rated securities. Issuers of lower rated securities may be less creditworthy, highly indebted, financially distressed, or bankrupt. These issuers are more vulnerable to real or perceived economic changes, political changes or adverse industry developments. In addition, high yield securities are frequently subordinated to the prior payment of senior indebtedness. If an issuer fails to pay principal or interest, a Fund would experience a decrease in income and a decline in the market value of its investments. A Fund may also incur additional expenses in seeking recovery from the issuer.

Sensitivity to Interest Rate and Economic Changes.    The income and market value of lower-rated securities may fluctuate more than higher rated securities. Although non-investment grade securities tend to be less sensitive to interest rate changes than investment grade securities, non-investment grade securities are more sensitive to short-term corporate, economic and market developments. During periods of economic uncertainty and change, the market price of the investments in lower-rated securities may be volatile. The default rate for high yield bonds tends to be cyclical, with defaults rising in periods of economic downturn. For example, in 2000, 2001 and 2002, the default rate for high yield securities significantly increased compared with prior periods.

Valuation Difficulties.    It is often more difficult to value lower rated securities than higher rated securities. If an issuer’s financial condition deteriorates, accurate financial and business information may be limited or unavailable. In addition, the lower rated investments may be thinly traded and there may be no established secondary market. Because of the lack of market pricing and current information for investments in lower rated securities, valuation of such investments is much more dependent on judgment than is the case with higher rated securities.

Liquidity.    There may be no established secondary or public market for investments in lower rated securities. Such securities are frequently traded in markets that may be relatively less liquid than the market for higher rated securities. In addition, relatively few institutional purchasers may hold a major portion of an issue of lower-rated securities at times. As a result, a Fund that invests in lower rated securities may be required to sell investments at substantial losses or retain them indefinitely even where an issuer’s financial condition is deteriorating.

Credit Quality.    Credit quality of non-investment grade securities can change suddenly and unexpectedly, and even recently-issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security.

New Legislation.    Future legislation may have a possible negative impact on the market for high yield, high risk bonds. As an example, in the late 1980’s, legislation required federally-insured savings and loan associations to divest their investments in high yield, high risk bonds. New legislation, if enacted, could have a material negative effect on a Fund’s investments in lower rated securities.

High yield, high risk investments may include the following:

Straight fixed-income debt securities.    These include bonds and other debt obligations which bear a fixed or variable rate of interest payable at regular intervals and have a fixed or resettable maturity date. The particular terms of such securities vary and may include features such as call provisions and sinking funds.

Zero-coupon debt securities.    These bear no interest obligation but are issued at a discount from their value at maturity. When held to maturity, their entire return equals the difference between their issue price and their maturity value.

Zero-fixed-coupon debt securities.    These are zero-coupon debt securities which convert on a specified date to interest-bearing debt securities.

Pay-in-kind bonds.    These are bonds which allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds.

Private Placements.    These are bonds sold directly to a small number of investors, usually institutional, without registration under the Securities Act of 1933, as amended (“1933 Act”).

Convertible Securities.    These are bonds or preferred stock that convert to common stock.

Preferred Stock.    These are stocks that generally pay a dividend at a specified rate and which have preference over common stock in the payment of dividends and in liquidation.

Loan Participations and Assignments.    These are participations in, or assignments of all or a portion of loans to corporations or to governments, including governments of the less developed countries (“LDCs”).

Securities issued in connection with Reorganizations and Corporate Restructurings.    In connection with reorganizing or restructuring of an issuer, an issuer may issue common stock or other securities to holders of its debt securities. The Funds may hold such common stock and other securities even if they do not invest in such securities.

This foregoing list is not definitive. The prospectus and this Statement of Additional Information list additional types of permissible investments. Such investments may be purchased by some of the Funds even if they are classified as non-investment grade securities.

Index Investing by the Equity Index, Market Expansion Index and International Equity Index Funds

Equity Index Fund.    The Equity Index Fund attempts to track the performance of the S&P 500 Index (the “INDEX”) to achieve a correlation between the performance of the Fund and that of the Index of at least 0.95, without taking into account expenses. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the Fund’s net asset value, including the value of its dividend and capital gains distributions, increases or decreases in exact proportion to changes in the Index. The Fund’s ability to correlate its performance with the Index, however, may be affected by, among other things, changes in securities markets, the manner in which the Index is calculated by Standard & Poor’s Corporation (“S&P”) and the timing of purchases and redemptions. In the future, the Trustees of the Trust, subject to the approval of Shareholders, may select another index if such a standard of comparison is deemed to be more representative of the performance of common stocks.

S&P chooses the stocks to be included in the Index largely on a statistical basis. Inclusion of a stock in the Index in no way implies an opinion by S&P as to its attractiveness as an investment. The Index is determined, composed and calculated by S&P without regard to the Equity Index Fund. S&P is neither a sponsor of, nor in any way affiliated with the Equity Index Fund, and S&P makes no representation or warranty, expressed or implied, on the advisability of investing in the Equity Index Fund or as to the ability of the Index to track general stock market performance. S&P disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Index or any data included in the Index. “S&P 500” is a service mark of S&P.

The weights of stocks in the Index are based on each stock’s relative total market value, i.e., market price per share times the number of Shares outstanding. Because of this weighting, approximately 50% of the Index is currently composed of the 50 largest companies in the Index, and the Index currently represents over 65% of the market value of all U.S. common stocks listed on the New York Stock Exchange. Typically, companies included in the Index are the largest and most dominant firms in their respective industries.

The Manager generally selects stocks for the Equity Index Fund in the order of their weights in the Index beginning with the heaviest weighted stocks. The percentage of the Equity Index Fund’s assets to be invested in each stock is approximately the same as the percentage it represents in the Index. No attempt is made to manage the Equity Index Fund in the traditional sense using economic, financial and market analysis. The Equity Index Fund is managed using a computer program to determine which stocks are to be purchased and sold to replicate the Index to the extent feasible. From time to time, administrative adjustments may be made in the Fund because of changes in the composition of the Index, but such changes should be infrequent.

Market Expansion Index Fund.    The Market Expansion Index Fund invests in stocks of medium-sized and small U.S. companies that are included in the Standard & Poor’s SmallCap 600 Index and the Standard & Poor’s MidCap 400 Index (the “INDICES”) and which trade on the New York and American Stock Exchanges as well as over-the-counter stocks that are part of the National Market System. The Fund seeks to closely track the sector and industry weights within the combined Indices. Because the Fund uses an enhanced index strategy, not all of the stocks in the Indices are included in the Fund and the Fund’s position in an individual stock may be overweighted or underweighted when compared to the Indices. Nonetheless, the Fund, under normal circumstances, will hold 80% or more of the stocks in the combined Indices in order to closely replicate the performance of the combined Indices. The Fund will attempt to achieve a correlation between the performance of its portfolio and that of the combined Indices of at least 0.95, without taking into account expenses. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the Fund’s net asset value, including the value of its dividend and capital gains distributions, increases or decreases in exact proportion to changes in the combined Indices. The Fund’s ability to correlate its performance with the combined Indices, however, may be affected by, among other things, changes in securities markets, the manner in which the Indices are calculated by S&P and the timing of purchases and redemptions. In the future, the Trustees of the Trust, subject to the approval of Shareholders, may select other indices if such a standard of comparison is deemed to be more representative of the performance of common stocks.

The Indices are determined, composed and calculated by S&P without regard to the Market Expansion Index Fund. S&P is neither a sponsor of, nor in any way affiliated with the Market Expansion Index Fund, and S&P makes no representation or warranty, expressed or implied on the advisability of investing in the Market Expansion Index Fund or as to the ability of the Indices to track general stock market performance, and S&P disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Indices or any data included therein.

International Equity Index Fund.    It is anticipated that the indexing approach that will be employed by the International Equity Index Fund will be an effective method of substantially tracking percentage changes in the Gross Domestic Product (“GDP”) weighted Morgan Stanley Capital International Europe, Australasia, Far East Index (the “INTERNATIONAL INDEX” or “MSCI EAFE GDP INDEX”). The Fund will attempt to achieve a correlation between the performance of its portfolio and that of the International Index of at least 0.90, without taking into account expenses. It is a reasonable expectation that there will be a close correlation between the Fund’s performance and that of the International Index in both rising and falling markets. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the Fund’s net asset value, including the value of its dividend and capital gains distributions, increases or decreases in exact proportion to changes in the International Index. The Fund’s ability to correlate its performance with the International Index, however, may be affected by, among other things, changes in securities markets, the manner in which the International Index is calculated by Morgan Stanley Capital International (“MSCI”) and the timing of purchases and redemptions. In the future, the Trustees of the Trust, subject to the approval of Shareholders, may select another index if such a standard of comparison is deemed to be more representative of the performance of common stocks.

MSCI computes and publishes the International Index. MSCI also computes the country weights which are established based on annual GDP data. GDP is defined as a country’s Gross National Product, or total output of goods and services, adjusted by the following two factors: net labor income (labor income of domestic residents working abroad less labor income of foreigners working domestically) plus net interest income (interest income earned from foreign investments less interest income earned from domestic investments by foreigners). Country weights are thus established in proportion to the size of their economies as measured by GDP, which results in a more uniform distribution of capital across the EAFE markets (i.e, Europe, Australasia, Far East) than if capitalization weights were used as the basis. The country weights within the International Index are systematically rebalanced annually to the most recent GDP weights.

MSCI chooses the stocks to be included in the International Index largely on a statistical basis. Inclusion of a stock in the International Index in no way implies an opinion by MSCI as to its attractiveness as an investment. The International Index is determined, composed and calculated by MSCI without regard to the International Equity Index Fund. MSCI is neither a sponsor of, nor in any way affiliated with the International Equity Index Fund. MSCI makes no representation or warranty, expressed or implied on the advisability of investing in the International Equity Index Fund or as to the ability of the International Index to track general stock market performance. MSCI disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the International Index or any data included therein. “MSCI EAFE INDEX” and “MSCI EAFE GDP Index” are service marks of MSCI.

Limitations on purchases of securities.    In addition to restrictions imposed on the Index Funds under the 1940 Act, the Manager may be restricted from purchasing securities for the Index Funds due to various regulatory requirements applicable to such securities. Such regulatory requirements (e.g., regulations applicable to banking entities, insurance companies and public utility holdings companies) may limit the amount of securities that may be owned by accounts over which the Manager or its affiliates have discretionary authority or control. As a result, there may be times when the Manager is unable to purchase securities that would otherwise be purchased to replicate the applicable index.

Impact of Initial Public Offerings on Smaller Funds

Initial public offerings (“IPOs”) and other investment techniques may have a magnified performance impact on a Fund with a small asset base. A smaller Fund may not experience similar performance as its assets grow.

Interfund Lending

To satisfy redemption requests or to cover unanticipated cash shortfalls, the Funds may enter into lending agreements (“Interfund Lending Agreements”) under which the Funds would lend money and borrow money for temporary purposes directly to and from each other through a credit facility (“Interfund Loan”), subject to meeting the conditions of an SEC exemptive order permitting such interfund lending. No Fund may borrow more than the lesser of the amount permitted by Section 18 of the 1940 Act or the amount permitted by its investment limitations. All Interfund Loans will consist only of uninvested cash reserves that the Fund otherwise would invest in short-term repurchase agreements or other short-term instruments.

If a Fund has outstanding borrowings, any Interfund Loans to the Fund (a) will be at an interest rate equal to or lower than any outstanding bank loan, (b) will be secured at least on an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding bank loan that requires collateral, (c) will have a maturity no longer than any outstanding bank loan (and in any event not over seven days), and (d) will provide that, if an event of default occurs under any agreement evidencing an outstanding bank loan to the Fund, the event of default will automatically (without need for action or notice by the lending Fund) constitute an immediate event of default under the Interfund Lending Agreement entitling the lending Fund to call the Interfund Loan (and exercise all rights with respect to any collateral) and that such call will be made if the lending bank exercises its right to call its loan under its agreement with the borrowing Fund.

A Fund may make an unsecured borrowing through the credit facility if its outstanding borrowings from all sources immediately after the interfund borrowing total 10% or less of its total assets; provided, that if the Fund has a secured loan outstanding from any other lender, including but not limited to another Fund, the Fund’s interfund borrowing will be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding loan that requires collateral. If a Fund’s total outstanding borrowings immediately after an interfund borrowing would be greater than 10% of its total assets, the Fund may borrow through the credit facility on a secured basis only. A Fund may not borrow through the credit facility or from any other source if its total outstanding borrowings immediately after the interfund borrowing would exceed the limits imposed by Section 18 of the 1940 Act.

No Fund may lend to another Fund through the interfund lending credit facility if the loan would cause its aggregate outstanding loans through the credit facility to exceed 15% of the lending Fund’s net assets at the time of the loan. A Fund’s Interfund Loans to any one Fund shall not exceed 5% of the lending Fund’s net assets. The duration of Interfund Loans is limited to the time required to receive payment for securities sold, but in no event more than seven days. Loans effected within seven days of each other will be treated as separate loan transactions for purposes of this condition. Each Interfund Loan may be called on one business day’s notice by a lending Fund and may be repaid on any day by a borrowing Fund.

The limitations detailed above and the other conditions of the SEC exemptive order permitting interfund lending are designed to minimize the risks associated with interfund lending for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a Fund borrows money from another Fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the Fund may have to borrow from a bank at higher rates if an Interfund Loan were not available from another Fund. A delay in repayment to a lending Fund could result in a lost opportunity or additional borrowing costs.

Investment Company Securities

Some of the Funds may invest up to 5% of their total assets in the securities of any one investment company, but may not own more than 3% of the outstanding voting stock of any one investment company or invest more than 10% of their total assets in the securities of other investment companies. These limits do not apply to the Funds of Funds or to other Funds to the extent permitted by an order or rule issued by the SEC or as permitted by the 1940 Act. Other investment company securities may include securities of a money market fund of the Trust, and securities of other money market funds for which JPMorgan Investment Advisors or its affiliate serves as investment advisor or administrator. Because other investment companies employ an investment advisor, such investments by the Funds may cause Shareholders to bear duplicate fees. JPMorgan Investment Advisors or the applicable Manager will waive its fee attributable to the assets of the investing fund invested in a money market fund of the Trust and in other funds advised by JPMorgan Investment Advisors or its affiliates.

Loan Participations and Assignments

Some of the Funds may invest in fixed and floating rate loans (“Loans”). Loans are typically arranged through private negotiations between borrowers (which may be corporate issuers or issuers of sovereign debt obligations) and one or more financial institutions (“Lenders”). Generally, the Funds invest in Loans by purchasing Loan Participations (“Participations”) or assignments of all or a portion of Loans (“Assignments”) from third parties.

Typically, a Fund will have a contractual relationship only with the Lender and not with the borrower when it purchases a Participation. In contrast, a Fund has direct rights against the borrower on the Loan when it purchases an Assignment. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by a Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

Limitations on Investments in Loan Participations and Assignments.    Loan participations and assignments may be illiquid. As a result, a Fund will invest no more than 15% (10% for the Money Market Funds) of its net assets in these investments. If a government entity is a borrower on a Loan, the Fund will consider the government to be the issuer of a Participation or Assignment for purposes of a Fund’s fundamental investment policy that it will not invest 25% or more of its total assets in securities of issuers conducting their principal business activities in the same industry (i.e., foreign government).

Risk Factors of Loan Participations and Assignments.    A Fund may have difficulty disposing of Assignments and Participations because to do so it will have to assign such securities to a third party. Given that there is no liquid market for such securities, the Funds anticipate that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and a Fund’s ability to dispose of particular Assignments or Participations when necessary to meet a Fund’s liquidity needs in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for a Fund to assign a value to those securities when valuing the Fund’s securities and calculating its net asset value.

Mortgage-Related Securities

MORTGAGE-BACKED SECURITIES (CMOS AND REMICS). Mortgage-backed securities include collateralized mortgage obligations (“CMOs”) and Real Estate Mortgage Investment Conduits (“REMICs”). (A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended (the “CODE”) and invests in certain mortgages principally secured by interests in real property and other permitted investments).

Mortgage-backed securities represent pools of mortgage loans assembled for sale to investors by:

•	various governmental agencies such as Ginnie Mae;

•	government-related organizations such as Fannie Mae and Freddie Mac; and

•	non-governmental issuers such as commercial banks, savings and loan institutions, mortgage bankers, and private mortgage insurance companies. (Non-governmental mortgage securities cannot be treated as U.S. government securities for purposes of investment policies).

There are a number of important differences among the agencies and instrumentalities of the U.S. government that issue mortgage-related securities and among the securities that they issue.

Ginnie Mae Securities.    Mortgage-related securities issued by Ginnie Mae include Ginnie Mae Mortgage Pass-Through Certificates which are guaranteed as to the timely payment of principal and interest by Ginnie Mae. Ginnie Mae’s guarantee is backed by the full faith and credit of the United States. Ginnie Mae is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. Ginnie Mae certificates also are supported by the authority of Ginnie Mae to borrow funds from the U.S. Treasury to make payments under its guarantee.

Fannie Mae Securities.    Mortgage-related securities issued by Fannie Mae include Fannie Mae Guaranteed Mortgage Pass-Through Certificates which are solely the obligations of Fannie Mae and are not backed by or entitled to the full faith and credit of the United States. Fannie Mae is a government-sponsored organization owned entirely by private stockholders. Fannie Mae Certificates are guaranteed as to timely payment of the principal and interest by Fannie Mae.

Freddie Mac Securities.    Mortgage-related securities issued by Freddie Mac include Freddie Mac Mortgage Participation Certificates. Freddie Mac is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Mac Certificates are not guaranteed by the United States or by any Federal Home Loan Bank and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Mac Certificates entitle the holder to timely payment of interest, which is guaranteed by Freddie Mac. Freddie Mac guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When Freddie Mac does not guarantee timely payment of principal, Freddie Mac may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

CMOs and guaranteed REMIC pass-through certificates (“REMIC CERTIFICATES”) issued by Fannie Mae, Freddie Mac, Ginnie Mae and private issuers are types of multiple class pass-through securities. Investors may purchase beneficial interests in REMICs, which are known as “regular” interests or “residual” interests. The Funds do not currently intend to purchase residual interests in REMICs. The REMIC Certificates represent beneficial ownership interests in a REMIC Trust, generally consisting of mortgage loans or Fannie Mae, Freddie Mac or Ginnie Mae guaranteed mortgage pass-through certificates (the “MORTGAGE ASSETS”). The obligations of Fannie Mae, Freddie Mac or Ginnie Mae under their respective guaranty of the REMIC Certificates are obligations solely of Fannie Mae, Freddie Mac or Ginnie Mae, respectively.

Fannie Mae REMIC Certificates.    Fannie Mae REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by Fannie Mae. In addition, Fannie Mae will be obligated to distribute the principal balance of each class of REMIC Certificates in full, whether or not sufficient funds are otherwise available.

Freddie Mac REMIC Certificates.    Freddie Mac guarantees the timely payment of interest, and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates (“PCs”). PCs represent undivided interests in specified residential mortgages or participation therein purchased by Freddie Mac and placed in a PC pool. With respect to principal payments on PCs, Freddie Mac generally guarantees ultimate collection of all principal of the related mortgage loans without offset or deduction. Freddie Mac also guarantees timely payment of principal on certain PCs referred to as “Gold PCs.”

Ginnie Mae REMIC Certificates.    Ginnie Mae guarantees the full and timely payment of interest and principal on each class of securities (in accordance with the terms of those classes as specified in the related offering circular supplement). The Ginnie Mae guarantee is backed by the full faith and credit of the United States of America.

REMIC Certificates issued by Fannie Mae, Freddie Mac and Ginnie Mae are treated as U.S. Government securities for purposes of investment policies.

CMOs and REMIC Certificates provide for the redistribution of cash flow to multiple classes. Each class of CMOs or REMIC Certificates, often referred to as a “tranche,” is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. This reallocation of interest and principal results in the redistribution of prepayment risk across different classes. This allows for the creation of bonds with more or less risk than the underlying collateral exhibits. Principal prepayments on the mortgage loans or the Mortgage Assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.

The principal of and interest on the Mortgage Assets may be allocated among the several classes of CMOs or REMIC Certificates in various ways. In certain structures (known as “sequential pay” CMOs or REMIC Certificates), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of CMOs or REMIC Certificates in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs or REMIC Certificates until all other classes having an earlier final distribution date have been paid in full.

Additional structures of CMOs and REMIC Certificates include, among others, principal only structures, interest only structures, inverse floaters and “parallel pay” CMOs and REMIC Certificates. Certain of these structures may be more volatile than other types of CMO and REMIC structures. Parallel pay CMOs or REMIC Certificates are those which are structured to apply principal payments and prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

A wide variety of REMIC Certificates may be issued in the parallel pay or sequential pay structures. These securities include accrual certificates (also known as “Z-BONDS”), which only accrue interest at a specified rate until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class (“PAC”) certificates, which are parallel pay REMIC Certificates which generally require that specified amounts of principal be applied on each payment date to one or more classes of REMIC Certificates (the “PAC CERTIFICATES”), even though all other principal payments and prepayments of the Mortgage Assets are then required to be applied to one or more other classes of the certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount of principal payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created that absorb most of the volatility in the underlying Mortgage Assets. These tranches tend to have market prices and yields that are much more volatile than the PAC classes. The Z-Bonds in which the Funds may invest may bear the same non-credit-related risks as do other types of Z-Bonds. Z-Bonds in which the Fund may invest will not include residual interest.

Limitations on the use of Mortgage-Backed Securities

Equity Funds.    The Small Cap Value Fund, the Diversified Mid Cap Fund and the Technology Fund may invest in mortgage-backed securities issued by private issuers including Guaranteed CMOs and REMIC pass-through Securities that are rated in one of three highest rating categories by at least one NRSRO at the time of investment or, if unrated, determined by the applicable Manager to be of comparable quality.

Income Funds.    The Government Bond Fund and the Treasury & Agency Fund may only invest in mortgage-backed securities issued or guaranteed by the U.S. government, or its agencies or instrumentalities. The other Income Funds that invest in mortgage-backed securities may invest in mortgage-backed securities issued by private issuers including Guaranteed CMOs and REMIC pass-through securities. The Government Bond Fund and the Treasury & Agency Fund may invest in mortgage-backed securities that are rated in one of the three highest rating categories by at least one NRSRO at the time of investment or, if unrated, determined by the applicable Manager to be of comparable quality. The Short Duration Bond Fund, the Ultra Short Term Bond Fund, the Intermediate Bond Fund, the Mortgage-Backed Securities Fund, and the Core Bond Fund may invest in mortgage-backed securities that are rated in one of the four highest rating categories by at least one NRSRO at the time of investment or, if unrated, determined by the Manager to be of comparable quality. The Core Plus Bond Fund and the High Yield Bond Fund can invest in mortgage-backed securities in ANY rating category.

Municipal Bond Funds.    The Municipal Bond Funds may invest in mortgage-backed securities that are rated in one of the four highest rating categories by at least one NRSRO at the time of investment or, if unrated, determined by JPMorgan Investment Advisor to be of comparable quality.

Money Market Funds.    The Money Market Funds that invest in mortgage-backed securities may invest in mortgage-backed securities issued by private issuers including Guaranteed CMOs and REMIC pass-through securities. The Liquid Assets Money Market Fund, the Municipal Money Market Fund, the Ohio Municipal Money Market Fund, and the Michigan Municipal Money Market Fund may invest in mortgage-backed securities that are rated in one of the two highest rating categories by at least one NRSRO at the time of investment or, if unrated, determined by the applicable Manager to be of comparable quality.

Mortgage Dollar Rolls.    Some of the Funds may enter into Mortgage Dollar Rolls in which the Funds sell securities for delivery in the current month and simultaneously contract with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. When a Fund enters into mortgage dollar rolls, the Fund will hold and maintain a segregated account until the settlement date. The segregated account will contain cash or liquid securities in an amount equal to the forward purchase price. The Funds benefit to the extent of:

•	any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the “drop”); or

•	fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase.

Unless such benefits exceed the income, capital appreciation or gains on the securities sold as part of the mortgage dollar roll, the investment performance of a Fund will be less than what the performance would have been without the use of mortgage dollar rolls. The benefits of mortgage dollar rolls may depend upon a Fund’s Manager’s ability to predict mortgage prepayments and interest rates. There is no assurance that mortgage dollar rolls can be successfully employed. The Funds currently intend to enter into mortgage dollar rolls that are accounted for as a financing transaction. For purposes of diversification and investment limitations, mortgage dollar rolls are considered to be mortgage-backed securities.

Stripped Mortgage-Backed Securities.    Stripped Mortgage-Backed Securities (“SMBS”) are derivative multi-class mortgage securities issued outside the REMIC or CMO structure. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. A common type of SMBS will have one class receiving all of the interest from the mortgage assets (“IOs”), while the other class will receive all of the principal (“POs”). Mortgage IOs receive monthly interest payments based upon a notional amount that declines over time as a result of the normal monthly amortization and unscheduled prepayments of principal on the associated mortgage POs.

In addition to the risks applicable to Mortgage-Related Securities in general, SMBS are subject to the following additional risks:

Prepayment/Interest Rate Sensitivity.    SMBS are extremely sensitive to changes in prepayments and interest rates. Even though these securities have been guaranteed by an agency or instrumentality of the U.S. government, under certain interest rate or prepayment rate scenarios, the Funds may lose money on investments in SMBS.

Interest Only SMBS.    Changes in prepayment rates can cause the return on investment in IOs to be highly volatile. Under extremely high prepayment conditions, IOs can incur significant losses.

Principal Only SMBS.    POs are bought at a discount to the ultimate principal repayment value. The rate of return on a PO will vary with prepayments, rising as prepayments increase and falling as prepayments decrease. Generally, the market value of these securities is unusually volatile in response to changes in interest rates.

Yield Characteristics.    Although SMBS may yield more than other mortgage-backed securities, their cash flow patterns are more volatile and there is a greater risk that any premium paid will not be fully recouped. A Fund’s Manager will seek to manage these risks (and potential benefits) by investing in a variety of such securities and by using certain analytical and hedging techniques.

The Income Funds (other than the Treasury & Agency Fund) and the Municipal Bond Funds may invest in SMBS to enhance revenues or hedge against interest rate risk. The Funds may only invest in SMBS issued or guaranteed by the U.S. government, its agencies or instrumentalities. Although the market for SMBS is increasingly liquid, certain SMBS may not be readily marketable and will be considered illiquid for purposes of the Funds’ limitations on investments in illiquid securities.

Adjustable Rate Mortgage Loans.    The Income Funds may invest in adjustable rate mortgage loans (“ARMs”). The Treasury & Agency Fund may buy only government ARMs. ARMs eligible for inclusion in a mortgage pool will generally provide for a fixed initial mortgage interest rate for a specified period of time. Thereafter, the interest rates (the “MORTGAGE INTEREST RATES”) may be subject to periodic adjustment based on changes in the applicable index rate (the “INDEX RATE”). The adjusted rate would be equal to the Index Rate plus a gross margin, which is a fixed percentage spread over the Index Rate established for each ARM at the time of its origination.

Adjustable interest rates can cause payment increases that some borrowers may find difficult to make. However, certain ARMs may provide that the Mortgage Interest Rate may not be adjusted to a rate above an applicable lifetime maximum rate or below an applicable lifetime minimum rate for such ARM. Certain ARMs may also be subject to limitations on the maximum amount by which the Mortgage Interest Rate may adjust for any single adjustment period (the “MAXIMUM ADJUSTMENT”). Other ARMs (“NEGATIVELY AMORTIZING ARMs”) may provide instead or as well for limitations on changes in the monthly payment on such ARMs. Limitations on monthly payments can result in monthly payments which are greater or less than the amount necessary to amortize a Negatively Amortizing ARM by its maturity at the Mortgage Interest Rate in effect in any particular month. In the event that a monthly payment is not sufficient to pay the interest accruing on a Negatively Amortizing ARM, any such excess interest is added to the principal balance of the loan, causing negative amortization and will be repaid through future monthly payments. It may take borrowers under Negatively Amortizing ARMs longer periods of time to achieve equity and may increase the likelihood of default by such borrowers. In the event that a monthly payment exceeds the sum of the interest accrued at the applicable Mortgage Interest Rate and the principal payment which would have been necessary to amortize the outstanding principal balance over the remaining term of the loan, the excess (or “accelerated amortization”) further reduces the principal balance of the ARM. Negatively Amortizing ARMs do not provide for the extension of their original maturity to accommodate changes in their Mortgage Interest Rate. As a result, unless there is a periodic recalculation of the payment amount (which there generally is), the final payment may be substantially larger than the other payments. These limitations on periodic increases in interest rates and on changes in monthly payment protect borrowers from unlimited interest rate and payment increases.

Certain adjustable rate mortgage loans may provide for periodic adjustments of scheduled payments in order to amortize fully the mortgage loan by its stated maturity. Other adjustable rate mortgage loans may permit their stated maturity to be extended or shortened in accordance with the portion of each payment that is applied to interest as affected by the periodic interest rate adjustments.

There are two main categories of indices which provide the basis for rate adjustments on ARMs: those based on U.S. Treasury securities and those derived from a calculated measure such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year, three-year and five-year constant maturity Treasury bill rates, the three-month Treasury bill rate, the 180-day Treasury bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month, three-month, six-month or one-year London Interbank Offered Rate (“LIBOR”), the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Federal Home Loan Bank Cost of Funds index, tend to lag behind changes in market rate levels and tend to be somewhat less volatile. The degree of volatility in the market value of the Fund’s portfolio and therefore in the net asset value of the Fund’s shares will be a function of the length of the interest rate reset periods and the degree of volatility in the applicable indices.

In general, changes in both prepayment rates and interest rates will change the yield on Mortgage-Backed Securities. The rate of principal prepayments with respect to ARMs has fluctuated in recent years. As is the case with fixed mortgage loans, ARMs may be subject to a greater rate of principal prepayments in a declining interest rate environment. For example, if prevailing interest rates fall significantly, ARMs could be subject to higher prepayment rates than if prevailing interest rates remain constant because the availability of fixed rate mortgage loans at competitive interest rates may encourage mortgagors to refinance their ARMs to “lock-in” a lower fixed interest rate. Conversely, if prevailing interest rates rise significantly, ARMs may prepay at lower rates than if prevailing rates remain at or below those in effect at the time such ARMs were originated. As with fixed rate mortgages, there can be no certainty as to the rate of prepayments on the ARMs in either stable or changing interest rate environments. In addition, there can be no certainty as to whether increases in the principal balances of the ARMs due to the addition of deferred interest may result in a default rate higher than that on ARMs that do not provide for negative amortization.

Other factors affecting prepayment of ARMs include changes in mortgagors’ housing needs, job transfers, unemployment, mortgagors’ net equity in the mortgage properties and servicing decisions.

Risks Factors of Mortgage-Related Securities

Guarantor Risk.    There can be no assurance that the U.S. government would provide financial support to Fannie Mae, Freddie Mac or Ginnie Mae if necessary in the future. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured.

Interest Rate Sensitivity.    If a Fund purchases a mortgage-related security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying mortgage collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, though the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true since in periods of declining interest rates the mortgages underlying the securities are prone to prepayment. For this and other reasons, a mortgage-related security’s stated maturity may be shortened by unscheduled prepayments on the underlying mortgages and, therefore, it is not possible to predict accurately the security’s return to the Funds. In addition, regular payments received in respect of mortgage-related securities include both interest and principal. No assurance can be given as to the return the Funds will receive when these amounts are reinvested.

Market Value.    The market value of the Fund’s adjustable rate Mortgage-Backed Securities may be adversely affected if interest rates increase faster than the rates of interest payable on such securities or by the adjustable rate mortgage loans underlying such securities. Furthermore, adjustable rate Mortgage-Backed Securities or the mortgage loans underlying such securities may contain provisions limiting the amount by which rates may be adjusted upward and downward and may limit the amount by which monthly payments may be increased or decreased to accommodate upward and downward adjustments in interest rates.

Prepayments.    Adjustable rate Mortgage-Backed Securities have less potential for capital appreciation than fixed rate Mortgage-Backed Securities because their coupon rates will decline in response to market interest rate declines. The market value of fixed rate Mortgage-Backed Securities may be adversely affected as a result of increases in interest rates and, because of the risk of unscheduled principal prepayments, may benefit less than other fixed rate securities of similar maturity from declining interest rates. Finally, to the extent Mortgage-Backed Securities are purchased at a premium, mortgage foreclosures and unscheduled principal prepayments may result in some loss of the Fund’s principal investment to the extent of the premium paid. On the other hand, if such securities are purchased at a discount, both a scheduled payment of principal and an unscheduled prepayment of principal will increase current and total returns and will accelerate the recognition of income.

Yield Characteristics.    The yield characteristics of Mortgage-Backed Securities differ from those of traditional fixed income securities. The major differences typically include more frequent interest and principal payments, usually monthly, and the possibility that prepayments of principal may be made at any time. Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors and cannot be predicted with certainty. As with fixed rate mortgage loans, adjustable rate mortgage loans may be subject to a greater prepayment rate in a declining interest rate environment. The yields to maturity of the Mortgage-Backed Securities in which the Funds invest will be affected by the actual rate of payment (including prepayments) of principal of the underlying mortgage loans. The mortgage loans underlying such securities generally may be prepaid at any time without penalty. In a fluctuating interest rate environment, a predominant factor affecting the prepayment rate on a pool of mortgage loans is the difference between the interest rates on the mortgage loans and prevailing mortgage loan interest rates taking into account the cost of any refinancing. In general, if mortgage loan interest rates fall sufficiently below the interest rates on fixed rate mortgage loans underlying mortgage pass-through securities, the rate of prepayment would be expected to increase. Conversely, if mortgage loan interest rates rise above the interest rates on the fixed rate mortgage loans underlying the mortgage pass-through securities, the rate of prepayment may be expected to decrease.

Municipal Securities

Municipal Securities are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as:

1.	bridges,

2.	highways,

3.	roads,

4.	schools,

5.	waterworks and sewer systems, and

6.	other utilities.

Other public purposes for which Municipal Securities may be issued include:

1.	refunding outstanding obligations,

2.	obtaining funds for general operating expenses and

3.	obtaining funds to lend to other public institutions and facilities.

In addition, certain debt obligations known as “PRIVATE ACTIVITY BONDS” may be issued by or on behalf of municipalities and public authorities to obtain funds to provide:

1.	water, sewage and solid waste facilities,

2.	qualified residential rental projects,

3.	certain local electric, gas and other heating or cooling facilities,

4.	qualified hazardous waste facilities,

5.	high-speed intercity rail facilities,

6.	governmentally-owned airports, docks and wharves and mass transportation facilities,

7.	qualified mortgages,

8.	student loan and redevelopment bonds, and

9.	bonds used for certain organizations exempt from Federal income taxation.

Certain debt obligations known as “INDUSTRIAL DEVELOPMENT BONDS” under prior Federal tax law may have been issued by or on behalf of public authorities to obtain funds to provide:

1.	privately operated housing facilities,

2.	sports facilities,

3.	industrial parks,

4.	convention or trade show facilities,

5.	airport, mass transit, port or parking facilities,

6.	air or water pollution control facilities,

7.	sewage or solid waste disposal facilities, and

8.	facilities for water supply.

Other private activity bonds and industrial development bonds issued to fund the construction, improvement, equipment or repair of privately-operated industrial, distribution, research, or commercial facilities may also be Municipal Securities, but the size of such issues is limited under current and prior Federal tax law. The aggregate amount of most private activity bonds and industrial development bonds is limited (except in the case of certain types of facilities) under federal tax law by an annual “volume cap.” The volume cap limits the annual aggregate principal amount of such obligations issued by or on behalf of all governmental instrumentalities in the state.

The two principal classifications of Municipal Securities consist of “general obligation” and “limited” (or revenue) issues. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from the issuer’s general unrestricted revenues and not from any particular fund or source. The characteristics and method of enforcement of general obligation bonds vary according to the law applicable to the particular issuer, and payment may be dependent upon appropriation by the issuer’s legislative body. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Private activity bonds and industrial development bonds generally are revenue bonds and thus not payable from the unrestricted revenues of the issuer. The credit and quality of such bonds is generally related to the credit of the bank selected to provide the letter of credit underlying the bond. Payment of principal of and interest on industrial development revenue bonds is the responsibility of the corporate user (and any guarantor).

The Funds may also acquire “moral obligation” issues, which are normally issued by special purpose authorities, and in other tax-exempt investments including pollution control bonds and tax-exempt commercial paper. Each Fund that may purchase municipal bonds may purchase:

1.	Short-term tax-exempt General Obligations Notes,

2.	Tax Anticipation Notes,

3.	Bond Anticipation Notes,

4.	Revenue Anticipation Notes,

5.	Project Notes, and

6.	Other forms of short-term tax-exempt loans.

Such notes are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements, or other revenues. Project Notes are issued by a state or local housing agency and are sold by the Department of Housing and Urban Development. While the issuing agency has the primary obligation with respect to its Project Notes, they are also secured by the full faith and credit of the United States through agreements with the issuing authority which provide that, if required, the Federal government will lend the issuer an amount equal to the principal of and interest on the Project Notes.

There are, of course, variations in the quality of Municipal Securities, both within a particular classification and between classifications. Also, the yields on Municipal Securities depend upon a variety of factors, including:

•	general money market conditions,

•	coupon rate,

•	the financial condition of the issuer,

•	general conditions of the municipal bond market,

•	the size of a particular offering,

•	the maturity of the obligations, and

•	the rating of the issue.

The ratings of Moody’s and S&P represent their opinions as to the quality of Municipal Securities. However, ratings are general and are not absolute standards of quality. Municipal Securities with the same maturity, interest rate and rating may have different yields while Municipal Securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to its purchase by a Fund, an issue of Municipal Securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The applicable Manager will consider such an event in determining whether the Fund should continue to hold the obligations.

Municipal Securities may include obligations of municipal housing authorities and single-family mortgage revenue bonds. Weaknesses in Federal housing subsidy programs and their administration may result in a decrease of subsidies available for payment of principal and interest on housing authority bonds. Economic developments, including fluctuations in interest rates and increasing construction and operating costs, may also adversely impact revenues of housing authorities. In the case of some housing authorities, inability to obtain additional financing could also reduce revenues available to pay existing obligations.

Single-family mortgage revenue bonds are subject to extraordinary mandatory redemption at par in whole or in part from the proceeds derived from prepayments of underlying mortgage loans and also from the unused proceeds of the issue within a stated period which may be within a year from the date of issue.

Municipal leases are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities. Municipal leases may be considered to be illiquid. They may take the form of a lease, an installment purchase contract, a conditional sales contract, or a participation interest in any of the above. The Board of Trustees is responsible for determining the credit quality of unrated municipal leases, on an ongoing basis, including an assessment of the likelihood that the lease will not be canceled.

Risk Factors in Municipal Securities

Tax Risk.    The Internal Revenue Code of 1986, as amended (the “Code”), imposes certain continuing requirements on issuers of tax-exempt bonds regarding the use, expenditure and investment of bond proceeds and the payment of rebates to the United States of America. Failure by the issuer to comply subsequent to the issuance of tax-exempt bonds with certain of these requirements could cause interest on the bonds to become includable in gross income retroactive to the date of issuance.

Housing Authority Tax Risk.    The exclusion from gross income for Federal income tax purposes for certain housing authority bonds depends on qualification under relevant provisions of the Code and on other provisions of Federal law. These provisions of Federal law contain requirements relating to the cost and location of the residences financed with the proceeds of the single-family mortgage bonds and the income levels of tenants of the rental projects financed with the proceeds of the multi-family housing bonds. Typically, the issuers of the bonds, and other parties, including the originators and servicers of the single-family mortgages and the owners of the rental projects financed with the multi-family housing bonds, covenant to meet these requirements. However, there is no assurance that the requirements will be met. If such requirements are not met:

•	the interest on the bonds may become taxable, possibly retroactively from the date of issuance;

•	the value of the bonds may be reduced;

•	you and other Shareholders may be subject to unanticipated tax liabilities;

•	a Fund may be required to sell the bonds at the reduced value;

•	it may be an event of default under the applicable mortgage;

•	the holder may be permitted to accelerate payment of the bond; and

•	the issuer may be required to redeem the bond.

In addition, if the mortgage securing the bonds is insured by the Federal Housing Administration (“FHA”), the consent of the FHA may be required before insurance proceeds would become payable.

Information Risk.    Information about the financial condition of issuers of Municipal Securities may be less available than about corporations having a class of securities registered under the Securities Exchange Act of 1934.

State and Federal Laws.    An issuer’s obligations under its Municipal Securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. These laws may extend the time for payment of principal or interest, or restrict the Fund’s ability to collect payments due on Municipal Securities. In addition, recent amendments to some statutes governing security interests (e.g., Revised Article 9 of the Uniform Commercial Code) change the way in which security interests and liens securing Municipal Securities are perfected. These amendments may have an adverse impact on existing Municipal Securities (particularly issues of Municipal Securities that do not have a corporate trustee who is responsible for filing UCC financing statements to continue the security interest or lien.)

Litigation and Current Developments.    Litigation or other conditions may materially adversely affect the power or ability of an issuer to meet its obligations for the payment of interest on and principal of its Municipal Securities. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for tax-exempt obligations, or may materially affect the credit risk with respect to particular bonds or notes. Adverse economic, business, legal or political developments might affect all or a substantial portion of a Fund’s Municipal Securities in the same manner.

New Legislation.    From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on tax exempt bonds, and similar proposals may be introduced in the future. The Supreme Court has held that Congress has the constitutional authority to enact such legislation. It is not possible to determine what effect the adoption of such proposals could have on (i) the availability of Municipal Securities for investment by the Funds, and (ii) the value of the investment portfolios of the Funds.

Limitations on the Use of Municipal Securities

In addition to the Municipal Funds, other Funds may also invest in Municipal Securities if the applicable Manager determines that such Municipal Securities offer attractive yields. The Funds may invest in Municipal Securities either by purchasing them directly or by purchasing certificates of accrual or similar instruments evidencing direct ownership of interest payments or principal payments, or both, on Municipal Securities, provided that, in the opinion of counsel to the initial seller of each such certificate or instrument, any discount accruing on such certificate or instrument that is purchased at a yield not greater than the coupon rate of interest on the related Municipal Securities will to the same extent as interest on such Municipal Securities be exempt from federal income tax and state income tax (where applicable) and not treated as a preference item for individuals for purposes of the federal alternative minimum tax.

The Funds may also invest in Municipal Securities by purchasing from banks participation interests in all or part of specific holdings of Municipal Securities. Such participation interests may be backed in whole or in part by an irrevocable letter of credit or guarantee of the selling bank. The selling bank may receive a fee from a Fund in connection with the arrangement. A Fund will not purchase participation interests unless it receives an opinion of counsel or a ruling of the Internal Revenue Service that interest earned by it on Municipal Securities in which it holds such participation interest is exempt from federal income tax and state income tax (where applicable) and not treated as a preference item for individuals for purposes of the federal alternative minimum tax.

The Municipal Funds may not be a desirable investment for “substantial users” of facilities financed by private activity bonds or industrial development bonds or for “related persons” of substantial users. Each Fund will limit its investment in municipal leases to no more than 5% of its total assets.

Arizona Municipal Securities

As used in this Statement of Additional Information, the term “Arizona Municipal Securities” refers to municipal securities, the income from which is exempt from both Federal and Arizona personal income tax.

Risk Factors Regarding Investments in Arizona Municipal Securities.    Over the past several decades, Arizona’s economy has grown faster than most other regions of the country. During the decade of the 1990s, Arizona’s population increased nearly 40% to 5.1 million; the Census Bureau estimated the State’s population at 5.63 million as of July 1, 2003. In addition, between 1990 and 2000, Maricopa County, the state’s most populous county, had the single largest population inflow (in absolute terms) of any county in the country and now has an estimated population of 3.4 million, a 60% increase since 1990. Within Maricopa County’s borders lie the City of Phoenix, Arizona’s largest city and the fifth largest city in the United States.

Arizona’s favorable job climate contributed to the state’s popularity in the 1990s. For the period from 1993 to 1998, Arizona had the nation’s second highest job growth rate. In addition, Arizona was the only state to rank among the top ten in job growth rates for the entire ten-year period between 1993 and 2002. Arizona’s employment increased 4.3% in 2000, 1.0% in 2001, was level in 2002, ended 2003 by increasing to 1.1%, and is expected to increase to 2.5% in 2004. The State’s unemployment rate was 4.1% in 1998, 4.4% in 1999, and 3.9% in 2000. Unemployment in Arizona then increased to a high of 6.2% in 2002, but declined to 5.9% in 2003 and current forecasts predict will decline further to 5.1% in 2004.

Arizona’s per capita personal income has generally varied between 5% and 15% below the national average due to such factors as the chronic poverty on the State’s Indian reservations, the State’s relatively high number of retirees and children, and the State’s below-average wage scale. Nevertheless, Arizona’s aggregate personal income grew from $60.9 billion in 1990 to $142 billion in 2002, an increase of 116% and an average annual growth of 8.9% per year. In 2000, 2001, 2002 and 2003 respectively, average per capita income increased by 9.0%, 4.8%, 4.0%, and 5.2%.

Despite an increase in population, employment and aggregate personal income, retail sales growth rates declined between 1994 and 1997. In fiscal years 2000, 2001, 2002 and 2003 respectively, the retail sales growth rate was 7.8%, 1.3%, 1.4%, and 6.7%. Average retail sales show signs of recovering, and forecasts predict 6.8% growth in 2004, and 6.8% growth in 2005.

After improving substantially in recent years, the state government faced substantial budget deficits for fiscal years 2002, 2003 and 2004 (projected). The Governor signed into law the fiscal year 2004 budget on June 17, 2003. The Arizona Legislature and the Governor balanced the 2004 budget by postponing certain class-action payments and through other means, leaving a potential shortfall of up to $283 million with respect to the 2005 budget. The improving economy, Federal funding, and reliance on lease-to-own financing of school facilities construction also contributed to the Arizona Legislature’s ability to balance the fiscal year 2004 budget. On July 15, 2003, certain members of the Arizona Legislature sued the Governor and various State agencies, contending that the Governor had unconstitutionally used a line item veto on various provisions of the fiscal year 2004 operating budget bills. In December 2003, the court ruled that the legislators lacked standing to challenge the Governor’s vetos. An amendment to the Arizona Constitution requiring a 2/3-majority vote in both houses of the Legislature to enact any tax or fee increase, together with heavy reliance on sales tax receipts, constrains the state’s ability to raise additional revenues in current economic conditions.

The State of Arizona, itself, has no general obligation debt. The Arizona Department of Transportation, the Arizona Board of Regents, the Arizona Power Authority, the Water Infrastructure Authority of Arizona and the Arizona School Facilities Board is each authorized to issue revenue bonds for their respective purposes. In addition, the State of Arizona has financed certain capital improvements and equipment through the execution and sale of certificates of participation, which represent undivided agreements that are subject to annual appropriations by the Arizona Legislature.

The Arizona Constitution limits the amount of debt that can be issued by the state’s counties, cities, towns, school districts and other municipal corporations in the form of indebtedness payable from property taxes or other general fund sources. In general, those political subdivisions may not become indebted in an amount exceeding six percent of the value of the taxable property in the political subdivision without the approval of a majority of the qualified electors voting at an election. Furthermore, no county or school district may become indebted in an amount exceeding 15% (30% for unified school districts) of the value of the taxable property, even with voter approval. In addition, with voter approval, incorporated cities or towns may become indebted in an amount up to 20% of the value of the taxable property for purposes of supplying water, light, sewers, open space preserves, parks, playgrounds and recreational facilities. These constitutional debt limits generally do not apply to revenue bonds payable from a special fund revenue source.

In July 1994, the Arizona Supreme Court ruled that Arizona’s system for financing public education created substantial disparities in facilities among school districts and, therefore, violated the provisions of the Arizona Constitution which require the Legislature to establish and maintain “a general and uniform public school system.” After several attempts, each of which were held to be unconstitutional by the Arizona Supreme Court, the Arizona Legislature passed legislation in July 1998 establishing a centralized school capital finance system, which, among other things, substantially limits the ability of school districts to issue bonds. This legislation has no effect on the obligation or ability of Arizona school districts to pay debt service on currently outstanding bonds. In November 2000, Arizona voters approved the imposition of a 6/10 of 1% statewide sales tax to augment this centralized school finance system. Collections from this tax increase, however, have been less than projected. As a consequence, the Arizona legislature, as part of the fiscal year 2004 budget and again in the 2005 budget, authorized up to $250 million in lease-to-own financing of school facilities construction.

Kentucky Municipal Securities

As used in this Statement of Additional Information, the term “Kentucky Municipal Securities” refers to municipal securities, the income from which is exempt from both federal and Kentucky personal income tax.

Risk Factors Regarding Investments in Kentucky Municipal Securities.    The municipal securities of many states and their agencies and political subdivisions constitute general obligations of the state itself or of an agency or political subdivision of the state which holds substantial assets. This is not the case with respect to securities issued by Kentucky and its agencies and has not been the case with respect to Kentucky political subdivisions until recent years. Municipal Securities in Kentucky have generally been issued by public entities which are created primarily for that purpose and which have no substantial assets, with the real source of funds for repayment being restricted to either revenues from the property financed by the municipal security or rentals due from another public entity which has an enforceable obligation to pay rent to the issuer on only a short term basis. The voters of Kentucky approved an amendment to Kentucky’s constitution in 1994 which has allowed local governmental entities in Kentucky to issue general obligation debt instruments subject to certain limitations. The Commonwealth itself, and its agencies, are still bound by the prior rule and may not issue general obligation bonds without a statewide election. The Kentucky Municipal Bond Fund is not required to invest any particular percentage of its assets in Kentucky municipal securities which are general obligations of issuers with substantial assets.

Kentucky, like many other states, has experienced procedural and substantive budget difficulties in recent years. The Kentucky General Assembly failed to enact a biennial budget for the period from July 1, 2004 to June 30, 2006 during its 2004 Regular Session which ended in April 2004. Kentucky’s Governor then issued, in June 2004, a “Public Services Continuation Plan” for the first quarter of the 2004-2005 fiscal year. The Plan provides for the continued operation of state government in the absence of a legislatively enacted budget. It does not authorize the issuance of new debt for capital projects, but it fulfills relevant obligations for the payment of debt service on previously issued bonds of the Commonwealth and its agencies. It provides cash for certain projects which are intended to be bond financed when a budget is enacted. Various issues relating to the Governor’s Plan are the subject of litigation. The Governor has announced that his three month Public Services Continuation Plan will be followed by other quarterly spending plans if the General Assembly does not enact a budget.

The failure of the General Assembly to enact a budget, while not jeopardizing the repayment of existing Kentucky municipal bonds, will limit the availability of newly issued bonds in which the Fund may invest. The Governor has announced his intention to call a Special Session of the General Assembly to enact a budget as soon as his representatives in negotiations with the leaders of the General Assembly indicate that they have reached an informal budget agreement, but there is no assurance when or if such an agreement will be reached.

Louisiana Municipal Securities

As used in this Statement of Additional Information, the term “Louisiana Municipal Securities” refers to municipal securities, the income from which is exempt from both federal and Louisiana personal income tax.

Risk Factors Regarding Investments in Louisiana Municipal Securities.    The State of Louisiana has improved its ability to identify and manage fiscal deficits by working to match expenses to revenues, building a rainy day fund, and reducing its debt burden. The State adopted constitutional amendments and other measures aimed at decreasing outstanding debt, and those measures have significantly reduced the high debt level that existed in prior years. However, new budgetary problems have occurred during the last three years as a result of decreased funding from the federal government for the Medicaid program and revenue shortfalls, the U.S. economic slowdown, and the effects which the September 11th terrorist attacks had on the State’s tourism industry. In response, the State has limited state employee headcount and new programs have been reduced.

Louisiana’s economy is based on the oil and gas industry, combined with sectors such as tourism, gambling, chemical production, shipping, manufacturing and agriculture. In recent years, the tourism and service industry sectors have steadily grown and have provided some degree of economic diversification. Nevertheless, the oil and gas industry continues to be the State’s major economic component and the price of oil remains an important economic factor. As of June 2004, the State’s average market price for crude oil was $37.81 per barrel.

Personal income growth lagged the national average through most of the 1990s, but increased sharply in 2001. Per capita income also rose more than twice the amount of U.S. increases in 2001. As of June 2004, non-farm total employment in the State was 1,915,000, representing a 0.05% increase from June 2003, while the unemployment rate increased slightly, to 5.9%.

Michigan Municipal Securities

As used in this Statement of Additional Information, the term “Michigan Municipal Securities” refers to municipal securities, the income from which is exempt from both federal and Michigan personal income tax.

Risk Factors Regarding Michigan Municipal Securities.    The State of Michigan’s economy is principally dependent on manufacturing (particularly automobiles, office equipment and other durable goods), tourism and agriculture, and historically has been highly cyclical.

The 2001-2003 national economic downturn has had a significant adverse impact on Michigan’s economy and upon the revenue of Michigan and its political subdivisions, disproportionate to, and more severe than, that upon the nation as a whole. The decline in Michigan wage and salary employment from its peak in early 2000 has been three times more severe than the national decline from its peak. In 2003, Michigan wage and salary employment declined by an estimated 1.2%, marking the third straight year of employment decline, and the unemployment rate in the state rose to an estimated 7.1%. However, in 2003 personal income in Michigan is estimated to have grown 2.6% on a year to year basis.

The overall decline in the national economy, exacerbated by Michigan’s dependence upon manufacturing, and particularly automobile manufacturing, had the effect of requiring the State to make significant adjustments in expenditures and to seek additional revenue sources. This process continued throughout the period 2001 through mid-2004. Among other means of supporting expenditures for State programs, the State’s Counter-Cyclical Budget and Economic Stabilization Fund, a reserve fund designed for times of economic decline, which exceeded $1.2 billion as of September 30, 2000, has been substantially expended or will have been so expended by September 30, 2004 under estimates as of mid-2004.

In 2001, the Michigan economy began to feel the effects of the downturn in the national economy and these negative effects continued through the next two years. In mid 2001, the Michigan legislature began making adjustments in state expenditures and projected revenues and continued to do so in 2003 and 2004.

Among the budget uncertainties facing Michigan during the next several years are whether the school finance reform package presently in force will provide adequate revenues to fund kindergarten through twelfth grade education in the future, whether international monetary or financial crises will adversely affect Michigan’s economy, particularly automobile production, and the uncertainties presented by proposed changes in Federal aid policies for state and local governments.

The Michigan Constitution limits the amount of total state revenues that can be raised from taxes and certain other sources. State revenues (excluding federal aid and revenues for payment of principal and interest on general obligation bonds) in any fiscal year are limited to a fixed percentage of state personal income in the prior calendar year or the average of the prior three calendar years, whichever is greater, and this fixed percentage equals the percentage of the 1978-79 fiscal year state government revenues to total calendar 1977 state personal income (which was 9.49%).

The Michigan Constitution also provides that the proportion of state spending paid to all units of local government to total State spending may not be reduced below the proportion in effect in the 1978-79 fiscal year. Michigan originally determined that portion to be 41.6%. If such spending does not meet the required level in a given year, an additional appropriation for local government units is required by the following fiscal year; which means the year following the determinations of the shortfall, according to an opinion issued by the state’s Attorney General. Spending for local units met this requirement for fiscal years 1986-87 through 1991-92. As the result of litigation, Michigan agreed to reclassify certain expenditures, beginning with fiscal year 1992-93, and has recalculated the required percentage of spending paid to local government units to be 48.97%.

The Michigan Constitution limits state general obligation debt to (i) short term debt for state operating purposes, (ii) short and long term debt for the purpose of making loans to school districts, and (iii) long term debt for voter-approved purposes.

Constitutional changes in 1994 shifted significant portions of the cost of local school operations from local school districts to the State and raised additional State revenues to fund these additional expenses. These additional revenues will be included within the State’s constitutional revenue limitations and impact Michigan’s ability to increase revenues and continue expenditures for services at levels projected at the beginning of 2003.

Michigan has issued and has outstanding general obligation full faith and credit bonds for Water Resources, the Environmental Protection Program, the Recreation Program and School Loan purposes. As of September 30, 2003, the state had approximately $51.4 billion of general obligation bonds outstanding.

Michigan may issue notes or bonds without voter approval for the purposes of making loans to school districts. The proceeds of such notes or bonds are deposited in the School Bond Loan Fund maintained by the State Treasurer and used to make loans to school districts for payment of debt on qualified general obligation bonds issued by local school districts.

Michigan is a party to various legal proceedings seeking damages or injunctive or other relief. In addition to routine litigation, certain of these proceedings could, if unfavorably resolved from the point of view of the state, substantially affect state programs or finances. These lawsuits involve programs generally in the areas of corrections, tax collection, commerce, and proceedings involving budgetary reductions to school districts and governmental units, and court funding.

The State Constitution also limits the extent to which municipalities or political subdivisions may levy taxes upon real and personal property through a process that regulates assessments.

In 1994, Michigan voters approved a comprehensive property tax and school finance reform measure commonly known as Proposal A. Under Proposal A, as approved and implemented, effective May 1, 1994, the state’s sales and use tax increased from 4% to 6%, the state income tax decreased from 4.6% to 4.4% (since reduced to 3.9%), and other new or increased taxes were imposed, including those on tobacco products and real estate transfers. In addition, beginning in 1994, a new State property tax of 6 mills began to be imposed on all real and personal property currently subject to the general property tax. All local school boards are authorized, with voter approval, to levy up to the lesser of 18 mills or the number of mills levied in 1993 for school operating purposes on non-homestead property and non-qualified agricultural property. Proposal A as implemented contains additional provisions regarding the ability of local school districts to levy taxes, as well as a limit on assessment increases for each parcel of property, beginning in 1995. Such increases for each parcel of property are limited to the lesser of 5% or the rate of inflation. When property is subsequently sold, its assessed value will revert to the current assessment level of 50% of true cash value. Under Proposal A, much of the additional revenue generated by the new taxes will be dedicated to the State School Aid Fund.

Proposal A and its implementing legislation shifted significant portions of the cost of local school operations from local school districts to Michigan and raised additional state revenues to fund these additional state expenses. These additional revenues will be included within Michigan’s constitutional revenue limitations and impact Michigan’s ability to raise additional revenues in the future.

A state economy during a continued recessionary cycle also, as a separate matter, adversely affects the capacity of users of facilities constructed or acquired through the proceeds of private activity bonds or other “revenue” securities to make periodic payments for the use of those facilities.

Ohio Municipal Securities

As used in this Statement of Additional Information, the term “Ohio Municipal Securities” refers to municipal securities, the income from which is exempt from both federal and Ohio personal income tax.

Risk Factors Regarding Investments in Ohio Municipal Securities.    The economy of Ohio, while becoming increasingly diversified and increasingly reliant on the service sector, continues to rely in significant part on durable goods manufacturing, which is largely concentrated in motor vehicles and equipment, steel, rubber products and household appliances. As a result, general economic activity in Ohio, as in many other industrial states, tends to be more cyclical than in some other states and in the nation as a whole. Agriculture also is an important segment of the Ohio economy, and the state has instituted several programs to provide financial assistance to farmers. Although revenue obligations of the state or its political subdivisions may be payable from a specific source or project, and general obligation debt may be payable primarily from a specific tax, there can be no assurance that future economic difficulties and the resulting impact on state and local government finances will not adversely affect the market value of such Ohio Municipal Securities in the Funds of the Trust or the ability of the respective obligors to make timely payment of interest and principal on such obligations.

Since the Ohio Municipal Bond Fund and Ohio Municipal Money Market Fund invest primarily in Ohio Municipal Securities, the value of each Fund’s Shares may be especially affected by factors pertaining to the economy of Ohio and other factors specifically affecting the ability of issuers of Ohio Municipal Securities to meet their obligations. As a result, the value of the Shares of the Ohio Municipal Bond Fund and the Ohio Municipal Money Market Fund may fluctuate more widely than the value of Shares of a portfolio investing in securities relating to a number of different states. The ability of Ohio state, county, or other local governments to meet their obligations will depend primarily on the availability of tax and other revenues to those governments and on their fiscal conditions generally. The amounts of tax and other revenues available to issuers of Ohio Municipal Securities may be affected from time to time by economic, political and demographic conditions within the state. In addition, constitutional or statutory restrictions may limit a government’s power to increase taxes or otherwise raise revenues. The availability of federal, state, and local aid to issuers of Ohio Municipal Securities may also affect their ability to meet their obligations. Payments of principal of and interest on limited obligation securities will depend on the economic condition of the facility or specific revenue source from which the payments will be made, which in turn could be affected by economic, political, and demographic conditions in the state. Any reduction in the actual or perceived ability to meet obligations on the part of either an issuer of an Ohio Municipal Security or a provider of credit enhancement for such Ohio Municipal Security (including a reduction in the rating of its outstanding securities) would likely affect adversely the market value and marketability of that Ohio Municipal Security and could adversely affect the values of other Ohio Municipal Securities as well.

West Virginia Municipal Securities

As used in this Statement of Additional Information, the term “West Virginia Municipal Securities” refers to Municipal Securities, the income from which is exempt from both federal and West Virginia personal income tax.

Risk Factors Regarding Investments in West Virginia Municipal Securities.    Being invested primarily in West Virginia Municipal Securities, the West Virginia Municipal Bond Fund is subject to the risks of West Virginia’s economy and of the financial condition of its state and local governments and their agencies.

West Virginia’s economy is relatively stable and has seen some improvement, but there is little growth and significant challenges lie ahead. It is rooted in old economy industries which are undergoing significant consolidation and change. Coal mining, chemicals and manufacturing make up an important part of that economy. The coal industry, in particular, is under increased scrutiny which may affect the economic feasibility of conducting mining operations in the future. The state continues to lose jobs in mining and manufacturing while new job growth is in the service industries. State and local governments continue to make concentrated efforts to encourage diversification of the state’s economy with some success. Since summer 2002, West Virginia’s seasonally adjusted unemployment rate has stabilized and, since August 2003 has been less than the national rate. In July 2004, West Virginia’s rate was 5.2% as compared to the national rate of 5.5%.

In recent years, the state and most local governments have had adequate financial resources but not without struggling to keep expenses in line with revenues. With little or no population growth, population shifting away from the state’s cities, the continuing decline in school enrollment, and an aging population, the government and school boards continue to struggle to produce sufficient revenues to fund operations and support public education.

New Financial Products

New options and futures contracts and other financial products, and various combinations of options and futures contracts continue to be developed. These various products may be used to adjust the risk and return characteristics of each Fund’s investments. These various products may increase or decrease exposure to security prices, interest rates, commodity prices, or other factors that affect security values, regardless of the issuer’s credit risk. If market conditions do not perform consistently with expectations, the performance of each Fund would be less favorable than it would have been if these products were not used. In addition, losses may occur if counterparties involved in transactions do not perform as promised. These products may expose the Fund to potentially greater return as well as potentially greater risk of loss than more traditional fixed income investments.

PERCS*

The Equity Funds may invest in Preferred Equity Redemption Cumulative Stock (“PERCS”) which is a form of convertible preferred stock that actually has more of an equity component than it does fixed income characteristics. These instruments permit companies to raise capital via a surrogate for common equity. PERCS are preferred stock which convert to common stock after a specified period of time, usually three years, and are considered the equivalent of equity by the ratings agencies. Issuers pay holders a substantially higher dividend yield than that on the underlying common, and in exchange, the holder’s appreciation is capped, usually at about 30 percent. PERCS are callable at any time. The PERC is mandatorily convertible into common stock, but is callable at any time at an initial call price that reflects a substantial premium to the stock’s issue price. PERCS offer a higher dividend than that available on the common stock, but in exchange the investors agree to the company placing a cap on the potential price appreciation. The call price declines daily in an amount that reflects the incremental dividend that holders enjoy. PERCS are listed on an exchange where the common stock is listed.

*PERCS is a registered trademark of Morgan Stanley, which does not sponsor and is in no way affiliated with the Trust.

Preferred Stock

Preferred stock is a class of stock that generally pays dividends at a specified rate and has preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights. As with all equity securities, the price of preferred stock fluctuates based on changes in a company’s financial condition and on overall market and economic conditions.

Real Estate Investment Trusts (“REITs”)

Certain of the Funds may invest in equity interests or debt obligations issued by REITs. REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interest. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling property that has appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Similar to investment companies, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. A Fund will indirectly bear its proportionate share of expenses incurred by REITs in which a Fund invests in addition to the expenses incurred directly by a Fund.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax free pass-through of income under the Code and failing to maintain their exemption from registration under the 1940 Act.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT’s investment in such loans will gradually align themselves to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

Investment in REITs involves risks similar to those associated with investing in small capitalization companies. These risks include:

•	limited financial resources;

•	infrequent or limited trading; and

•	more abrupt or erratic price movements than larger company securities.

In addition, small capitalization stocks, such as REITs, historically have been more volatile in price than the larger capitalization stocks included in the S&P 500 Index. This risk is particularly pronounced for the U.S. Real Estate Fund which invests in REITs as part of its principal investment strategies.

Repurchase Agreements

Repurchase Agreements.    Certain of the Funds may enter into repurchase agreements with brokers, dealers or banks that meet the Investment Adviser’s credit guidelines. A Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and securities dealers believed creditworthy, and only if the agreement is collateralized by securities in which the Fund is permitted to invest. In a repurchase agreement, a Fund buys a security from a seller that has agreed to repurchase the same security at a mutually agreed upon date and price. The resale price normally is in excess of the purchase price, reflecting an agreed upon interest rate. This interest rate is effective for the period of time a Fund is invested in the agreement and is not related to the coupon rate on the underlying security. A repurchase agreement may also be viewed as a fully collateralized loan of money by a Fund to the seller. The period of these repurchase agreements will usually be short, from overnight to one week, and at no time will the Funds invest in repurchase agreements for more than thirteen months. The securities which are subject to repurchase agreements, however, may have maturity dates in excess of thirteen months from the effective date of the repurchase agreement. Repurchase agreements maturing in more than seven days are treated as illiquid for purposes of the Funds’ restrictions on purchases of illiquid securities. The Funds will always receive securities as collateral during the term of the agreement whose market value is at least equal to 100% of the dollar amount invested by the Funds in each agreement plus accrued interest. The repurchase agreements further authorize the Funds to demand additional collateral in the event that the value of the collateral falls below 100%. The Funds will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the Custodian. The Money Market Funds that are permitted to invest in repurchase agreements (other than the Liquid Assets Money Market Fund) may engage only in repurchase agreement transactions that are collateralized fully as defined in Rule 5b-3 of the 1940 Act, which has the effect of enabling the Funds to look to the collateral, rather than the counterparty, for determining whether its assets are “diversified” for 1940 Act purposes. The Liquid Assets Money Market Fund may also engage in repurchase agreement transactions that are collateralized by money market instruments or corporate debt securities that, at the time the transaction is entered into, are rated at least investment grade by the requisite nationally recognized statistical rating organizations. For these repurchase agreement transactions, the Funds would look to the counterparty, and not the collateral, for determining such diversification.

A repurchase agreement is subject to the risk that the seller may fail to repurchase the security. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities would not be owned by the Fund, but would only constitute collateral for the seller’s obligation to pay the repurchase price. Therefore, a Fund may suffer time delays and incur costs in connection with the disposition of the collateral. The collateral underlying repurchase agreements may be more susceptible to claims of the seller’s creditors than would be the case with securities owned by the Fund.

Certain of the Funds may invest in repurchase agreements where the underlying securities are equity securities or non-governmental securities but only if the Funds would be permitted to invest in such securities directly. These repurchase securities are subject to additional risks.

Reverse Repurchase Agreements

Some of the Funds may borrow money for temporary purposes by entering into reverse repurchase agreements. Pursuant to such agreements, a Fund would sell portfolio securities to financial institutions such as banks and broker-dealers, and agree to repurchase them at a mutually agreed-upon date and price. A Fund would enter into reverse repurchase agreements only to avoid otherwise selling securities during unfavorable market conditions to meet redemptions. At the time a Fund entered into a reverse repurchase agreement, it would place in a segregated custodial account assets, such as cash or liquid securities consistent with the Fund’s investment restrictions and having a value equal to the repurchase price (including accrued interest), and would subsequently monitor the account to ensure that such equivalent value was maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which the Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered by the SEC to be borrowings by a Fund under the 1940 Act. The U.S. Government Money Market Fund is not permitted to borrow money for temporary purposes by entering into reverse repurchase agreements.

Restricted Securities

Some of the Funds may invest in commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the 1933 Act and other restricted securities. Section 4(2) commercial paper (“4(2) paper”) is restricted as to disposition under federal securities law and is generally sold to institutional investors, such as the Funds, that agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. 4(2) paper is normally resold to other institutional investors like the Funds through or with the assistance of the issuer or investment dealers who make a market in 4(2) paper, thus providing liquidity. The Funds believe that 4(2) paper and possibly certain other restricted securities which meet the criteria for liquidity established by the Trustees are quite liquid. The Funds intend, therefore, to treat restricted securities that meet the liquidity criteria established by the Board of Trustees, including 4(2) paper and Rule 144A Securities, as determined by the Fund’s Manager, as liquid and not subject to the investment limitation applicable to illiquid securities.

The ability of the Trustees to determine the liquidity of certain restricted securities is permitted under an SEC Staff position set forth in the adopting release for Rule 144A under the 1933 Act (“RULE 144A”). Rule 144A is a nonexclusive safe-harbor for certain secondary market transactions involving securities subject to restrictions on resale under federal securities laws. Rule 144A provides an exemption from registration for resales of otherwise restricted securities to qualified institutional buyers. Rule 144A was expected to further enhance the liquidity of the secondary market for securities eligible for resale. The Funds believe that the Staff of the SEC has left the question of determining the liquidity of all restricted securities to the Trustees. The Trustees have directed each Fund’s Manager to consider the following criteria in determining the liquidity of certain restricted securities:

•	the frequency of trades and quotes for the security;

•	the number of dealers willing to purchase or sell the security and the number of other potential buyers;

•	dealer undertakings to make a market in the security; and

•	the nature of the security and the nature of the marketplace trades.

Certain 4(2) paper programs cannot rely on Rule 144A because, among other things, they were established before the adoption of the rule. However, the Trustees may determine for purposes of the Trust’s liquidity requirements that an issue of 4(2) paper is liquid if the following conditions, which are set forth in a 1994 SEC no-action letter, are met:

•	The 4(2) paper must not be traded flat or in default as to principal or interest;

•	The 4(2) paper must be rated in one of the two highest rating categories by at least two NRSROs, or if only one NRSRO rates the security, by that NRSRO, or if unrated, is determined by a Fund’s Manager to be of equivalent quality;

•	The Fund’s Manager must consider the trading market for the specific security, taking into account all relevant factors, including but not limited, to whether the paper is the subject of a commercial paper program that is administered by an issuing and paying agent bank and for which there exists a dealer willing to make a market in that paper, or is administered by a direct issuer pursuant to a direct placement program;

•	The Fund’s Manager shall monitor the liquidity of the 4(2) paper purchased and shall report to the Board of Trustees promptly if any such securities are no longer determined to be liquid if such determination causes a Fund to hold more than 15% (10% for Money Market Funds) of its net assets in illiquid securities in order for the Board of Trustees to consider what action, if any, should be taken on behalf of the Trust, unless the Fund’s Manager is able to dispose of illiquid assets in an orderly manner in an amount that reduces the Fund’s holdings of illiquid assets to less than 15% (10% for Money Market Funds) of its net assets; and

•	The Fund’s Manager shall report to the Board of Trustees on the appropriateness of the purchase and retention of liquid restricted securities under these guidelines no less frequently than quarterly.

Securities Lending

To generate additional income, each of the Funds, except the U.S. Treasury Plus Money Market Fund, the Municipal Funds, the Multi-Cap Market Neutral Fund, and the Funds of Funds, may lend up to 33 1/3% of such Fund’s total assets pursuant to agreements requiring that the loan be continuously secured by cash, securities of the U.S. government or its agencies, shares of an investment trust or mutual fund, letters of credit or any combination of cash, such securities, shares, or letters of credit as collateral equal at all times to at least 100% of the market value plus accrued interest on the securities lent. The Funds receive payments from the borrowers equivalent to the dividends and interest which would have been earned on the securities lent while simultaneously seeking to earn interest on the investment of cash collateral in U.S. government securities, shares of an investment trust or mutual fund, commercial paper, repurchase agreements, variable and floating rate instruments, restricted securities, asset-backed securities, and the other types of investments permitted by the applicable Fund’s prospectus.

Collateral is marked to market daily to provide a level of collateral at least equal to the market value plus accrued interest of the securities lent. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will only be made to borrowers deemed by the Fund’s Manager to be of good standing under guidelines established by the Trust’s Board of Trustees and when, in the judgment of the Fund’s Manager, the consideration which can be earned currently from such securities loans justifies the attendant risk. Loans are subject to termination by the Funds or the borrower at any time, and are therefore, not considered to be illiquid investments. The Funds do not have the right to vote proxies for securities on loan. However, the Fund’s Manager will terminate a loan and regain the right to vote if it were considered material with respect to an investment.

Short Sales

The Multi-Cap Market Neutral Fund, the U.S. Real Estate Fund, and the Strategic Small Cap Value Fund may engage in short sales. Short sales are transactions in which a Fund sells a security it does not own in anticipation of a decline in the value of such security. Prior to initiating a short sale, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at or prior to the time it must be returned to the lender. Until the Fund closes the short position by replacing the borrowed security, it will maintain a segregated account with a custodian containing cash, U.S. government securities or other liquid assets in an amount at least equal to the current market value of the securities sold short. Such amount shall not include the proceeds from the short sales. The price at the time the Fund is required to replace the borrowed security may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to repay the lender any dividends or interest attributable to the borrowed security that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium to the lender, which would increase the cost of the security sold. The net proceeds of the short sale plus additional cash will be retained by the prime broker to the extent necessary to meet margin requirements and provide a collateral cushion in the event that the value of the securities sold short increases. Until the short position is closed out, the Fund also will incur transaction costs in effecting short sales.

A Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund may realize a gain if the security declines in price between those dates. The amount of the gain will be decreased and the amount of any loss increased by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with a short sale. There can be no assurance that the Fund will be able to close out a short position at any particular time or at an acceptable price.

In addition to the risks described above and in the prospectuses, there is the risk that the Funds may not be able to engage in short sales under SEC regulations. Under current SEC regulations, short sales may be made only if the security to be sold is trading at an “uptick” or “plus tick” or at a “zero plus tick” except as otherwise permitted. A security is trading at an uptick or plus tick market if the last sale price for the security was at a higher price than the sale preceding it. A security is trading at a zero plus tick if the last sale price is unchanged but higher than the last preceding different sale.

Short-Term Funding Agreements

To enhance yield, some Funds may make limited investments in short-term funding agreements issued by banks and highly rated U.S. insurance companies. Short-term funding agreements issued by insurance companies are sometimes referred to as Guaranteed Investment Contracts (“GICs”), while those issued by banks are referred to as Bank Investment Contracts (“BICs”). Pursuant to such agreements, the Funds make cash contributions to a deposit account at a bank or insurance company. The bank or insurance company then credits to the Funds on a monthly basis guaranteed interest at either a fixed, variable or floating rate. These contracts are general obligations of the issuing bank or insurance company (although they may be the obligations of an insurance company separate account) and are paid from the general assets of the issuing entity.

The Funds will purchase short-term funding agreements only from banks and insurance companies which, at the time of purchase, are rated in one of the three highest rating categories and have assets of $1 billion or more. Generally, there is no active secondary market in short-term funding agreements. Therefore, short-term funding agreements may be considered by the Funds to be illiquid investments. To the extent that a short-term funding agreement is determined to be illiquid, such agreements will be acquired by the Funds only if, at the time of purchase, no more than 15% of the Fund’s net assets (10% of a Money Market Fund’s net assets) will be invested in short-term funding agreements and other illiquid securities.

Structured Instruments

Structured instruments are debt securities issued by agencies of the U.S. Government (such as Ginnie Mae, Fannie Mae, and Freddie Mac), banks, corporations, and other business entities whose interest and/or principal payments are indexed to certain specific foreign currency exchange rates, interest rates, or one or more other reference indices. Structured instruments frequently are assembled in the form of medium-term notes, but a variety of forms are available and may be used in particular circumstances. Structured instruments are commonly considered to be derivatives.

The terms of such structured instruments provide that their principal and/or interest payments are adjusted upwards or downwards to reflect changes in the reference index while the structured instruments are outstanding. In addition, the reference index may be used in determining when the principal is redeemed. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending on a variety of factors, including the volatility of the reference index and the effect of changes in the reference index on principal and/or interest payment.

While structured instruments may offer the potential for a favorable rate of return from time to time, they also entail certain risks. Structured instruments may be less liquid than other debt securities, and the price of structured instruments may be more volatile. If the value of the reference index changes in a manner other than that expected by a Fund’s Manager, principal and/or interest payments on the structured instrument may be substantially less than expected. In addition, although structured instruments may be sold in the form of a corporate debt obligation, they may not have some of the protection against counterparty default that may be available with respect to publicly traded debt securities (i.e., the existence of a trust indenture). In that respect, the risks of default associated with structured instruments may be similar to those associated with swap contracts. See “Investment Objectives and Policies—Additional Information on Fund Instruments—Swaps, Caps and Floors.”

The Funds that are permitted to invest in structured instruments will invest only in structured securities that are consistent with each Fund’s investment objective, policies and restrictions and their Managers’ outlook on market conditions. In some cases, depending on the terms of the reference index, a structured instrument may provide that the principal and/or interest payments may be adjusted below zero. However, the Funds will not invest in structured instruments if the terms of the structured instrument provide that the Funds may be obligated to pay more than their initial investment in the structured instrument, or to repay any interest or principal that has already been collected or paid back.

Structured instruments that are registered under the federal securities laws may be treated as liquid. In addition, many structured instruments may not be registered under the federal securities laws. In that event, a Fund’s ability to resell such a structured instrument may be more limited than its ability to resell other Fund securities. The Funds will treat such instruments as illiquid, and will limit their investments in such instruments to no more than 15% of each Fund’s net assets, when combined with all other illiquid investments of each Fund.

Swaps, Caps and Floors

Certain of the Funds may enter into swaps, caps, and floors (collectively, “Swap Contracts”) on various securities (such as U.S. Government securities), securities indexes, interest rates, prepayment rates, foreign currencies or other financial instruments or indexes, in order to protect the value of the Fund from interest rate fluctuations and to hedge against fluctuations in the floating rate market in which the Fund’s investments are traded. Some transactions may reduce each Fund’s exposure to market fluctuations while others may tend to increase market exposure. The Funds may enter into these transactions to manage their exposure to changing interest rates or other market factors or for non-hedging purposes. Although different from options, futures, and options on futures, Swap Contracts are used by the Funds for similar purposes (i.e., risk management, hedging, and as a substitute for direct investments in underlying securities) and therefore, expose the Funds to generally the same risks and opportunities as those investments.

Swap Contracts typically involve an exchange of obligations by two sophisticated parties. For example, in an interest rate swap, the Fund may exchange with another party their respective rights to receive interest, such as an exchange of fixed rate payments for floating rate payments.

Currency swaps involve the exchange of respective rights to make or receive payments in specified currencies. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages.

Caps and floors are variations on swaps. The purchase of a cap entitles the purchaser to receive a principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of an interest rate floor entitles the purchaser to receive payments on a notional principal amount from the party selling the floor to the extent that a specified index falls below a predetermined interest rate or amount. Caps and floors are similar in many respects to over-the-counter options transactions, and may involve investment risks that are similar to those associated with options transactions and options on futures contracts.

Because Swap Contracts are individually negotiated, they remain the obligation of the respective counterparties, and there is a risk that a counterparty will be unable to meet its obligations under a particular swap contract. If a counterparty defaults on a swap contract with a Fund, the Fund may suffer a loss. To address this risk, each Fund will usually enter into interest rate swaps on a net basis, which means that the two payment streams (one from the Fund to the counterparty, one to the Fund from the counterparty) are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments.

Interest rate swaps do not involve the delivery of securities, other underlying assets, or principal, except for the purposes of collateralization as discussed below. Accordingly, the risk of loss with respect to interest rate swaps entered into on a net basis would be limited to the net amount of the interest payments that the Fund is contractually obligated to make. If the other party to an interest rate swap defaults, the Fund’s risk of loss consists of the net amount of interest payments that a Fund is contractually entitled to receive. In addition, the Fund may incur a market value adjustment on securities held upon the early termination of the swap. To protect against losses related to counterparty default, the Funds may enter into swaps that require transfers of collateral for changes in market value.

In contrast, currency swaps and other types of swaps may involve the delivery of the entire principal value of one designated currency or financial instrument in exchange for the other designated currency or financial instrument. Therefore, the entire principal value of such swaps may be subject to the risk that the other party will default on its contractual delivery obligations.

In addition, because Swap Contracts are individually negotiated and ordinarily non-transferable, there also may be circumstances in which it would be impossible for a Fund to close out its obligations under the swap contract prior to its maturity. Under such circumstances, the Fund might be able to negotiate another swap contract with a different counterparty to offset the risk associated with the first swap contract. Unless the Fund is able to negotiate such an offsetting swap contract, however, the Fund could be subject to continued adverse developments, even after the Fund’s Manager has determined that it would be prudent to close out or offset the first swap contract.

The Funds that may utilize swaps, caps and floors (other than the High Yield Bond Fund) will not enter into any mortgage swap, interest rate swap, cap or floor transaction unless the unsecured commercial paper, senior debt, or the claims paying ability of the other party thereto is rated in one of the top two rating categories by at least one NRSRO, or if unrated, determined by the Fund’s Manager to be of comparable quality.

The use of swaps involves investment techniques and risks different from and potentially greater than those associated with ordinary Fund securities transactions. If the Fund’s Manager is incorrect in its expectations of market values, interest rates, or currency exchange rates, the investment performance of the Funds would be less favorable than it would have been if this investment technique were not used. In addition, in certain circumstances entry into a swap contract that substantially eliminates risk of loss and the opportunity for gain in an “appreciated financial position” will accelerate gain to the Funds.

The Staff of the SEC is presently considering its position with respect to swaps, caps and floors as senior securities. Pending a determination by the Staff, the Funds will either treat swaps, caps and floors as being subject to their senior securities restrictions or will refrain from engaging in swaps, caps and floors. Once the Staff has expressed a position with respect to swaps, caps and floors, the Funds intend to engage in swaps, caps and floors, if at all, in a manner consistent with such position. To the extent the net amount of an interest rate or mortgage swap is held in a segregated account, consisting of cash or liquid portfolio securities, the Funds and the Managers believe that swaps do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to each Fund’s borrowing restrictions. The net amount of the excess, if any, of each Fund’s obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis, and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Funds’ custodian. Each of the Income Funds generally will limit their investments in swaps, caps and floors to 25% of its total assets.

Treasury Receipts

Certain of the Funds may purchase interests in separately traded interest and principal component parts of U.S. Treasury obligations that are issued by banks or brokerage firms and are created by depositing U.S. Treasury notes and U.S. Treasury bonds into a special account at a custodian bank. Receipts include Treasury Receipts (“TRs”), Treasury Investment Growth Receipts (“TIGRs”), and Certificates of Accrual on Treasury Securities (“CATS”). Receipts in which an entity other than the government separates the interest and principal components are not considered government securities unless such securities are issued through the Treasury STRIPS program.

U.S. Treasury Obligations

The Funds may invest in bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the Federal book-entry system known as Separately Traded Registered Interest and Principal Securities (“STRIPS”) and Coupon Under Book Entry Safekeeping (“CUBES”). The Funds may also invest in Inflation Indexed Treasury Obligations.

Variable and Floating Rate Instruments

Certain obligations purchased by some of the Funds may carry variable or floating rates of interest, may involve a conditional or unconditional demand feature and may include variable amount master demand notes.

VARIABLE AMOUNT MASTER DEMAND NOTES are demand notes that permit the indebtedness to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between a Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, a Fund may demand payment of principal and accrued interest. While the notes are not typically rated by credit rating agencies, issuers of variable amount master demand notes (which are normally manufacturing, retail, financial, brokerage, investment banking and other business concerns) must satisfy the same criteria as set forth above for commercial paper. A Fund’s Manager will consider the earning power, cash flow, and other liquidity ratios of the issuers of such notes and will continuously monitor their financial status and ability to meet payment on demand. In determining average weighted portfolio maturity, a variable amount master demand note will be deemed to have a maturity equal to the period of time remaining until the principal amount can be recovered from the issuer through demand.

Some of the Funds, subject to their investment objective policies and restrictions, may acquire VARIABLE AND FLOATING RATE INSTRUMENTS. A variable rate instrument is one whose terms provide for the adjustment of its interest rate on set dates and which, upon such adjustment, can reasonably be expected to have a market value that approximates its par value. Some of the Funds may purchase EXTENDABLE COMMERCIAL NOTES. Extendable commercial notes are variable rate notes which normally mature within a short period of time (e.g., 1 month) but which may be extended by the issuer for a maximum maturity of thirteen months.

A floating rate instrument is one whose terms provide for the adjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Floating rate instruments are frequently not rated by credit rating agencies; however, unrated variable and floating rate instruments purchased by a Fund will be determined by the Fund’s Manager under guidelines established by the Trust’s Board of Trustees to be of comparable quality at the time of purchase to rated instruments eligible for purchase under the Fund’s investment policies. In making such determinations, a Fund’s Manager will consider the earning power, cash flow and other liquidity ratios of the issuers of such instruments (such issuers include financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. There may be no active secondary market with respect to a particular variable or floating rate instrument purchased by a Fund. The absence of such an active secondary market could make it difficult for the Fund to dispose of the variable or floating rate instrument involved in the event the issuer of the instrument defaulted on its payment obligations, and the Fund could, for this or other reasons, suffer a loss to the extent of the default. Variable or floating rate instruments may be secured by bank letters of credit or other assets. A Fund may purchase a variable or floating rate instrument to facilitate portfolio liquidity or to permit investment of the Fund’s assets at a favorable rate of return.

With respect to the Money Market Funds, variable or floating rate instruments with stated maturities of more than 397 days may, under the SEC’s amortized cost rule, Rule 2a-7 under the 1940 Act, be deemed to have shorter maturities as follows:

(1) Adjustable Rate Government Securities.    A Government Security which is a Variable Rate Security where the variable rate of interest is readjusted no less frequently than every 762 days shall be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate. A Government Security which is a Floating Rate Security shall be deemed to have a remaining maturity of one day.

(2) Short-Term Variable Rate Securities.    A Variable Rate Security, the principal amount of which, in accordance with the terms of the security, must unconditionally be paid in 397 calendar days or less shall be deemed to have maturity equal to the earlier of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

(3) Long-Term Variable Rate Securities.    A Variable Rate Security, the principal amount of which is scheduled to be paid in more than 397 days, that is subject to a Demand Feature shall be deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

(4) Short-Term Floating Rate Securities.    A Floating Rate Security, the principal amount of which, in accordance with the terms of the security, must unconditionally be paid in 397 calendar days or less shall be deemed to have a maturity of one day.

(5) Long-Term Floating Rate Securities.    A Floating Rate Security, the principal amount of which is scheduled to be paid in more than 397 days, that is subject to a demand feature, shall be deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand.

As used above, a note is “subject to a demand feature” where the Fund is entitled to receive the principal amount of the note either at any time on no more than 30 days’ notice or at specified intervals not exceeding 397 calendar days and upon no more than 30 days’ notice.

Limitations on the Use of Variable and Floating Rate Notes.    Variable and floating rate instruments for which no readily available market exists will be purchased in an amount which, together with securities with legal or contractual restrictions on resale or for which no readily available market exists (including repurchase agreements providing for settlement more than seven days after notice), exceeds 10% (with respect to the Money Market Funds) or 15% (with respect to all Funds, other than the Money Market Funds, which can purchase such notes) of the Fund’s net assets only if such instruments are subject to a demand feature that will permit the Fund to demand payment of the principal within seven days after demand by the Fund. There is no limit on the extent to which a Fund may purchase demand instruments that are not illiquid. If not rated, such instruments must be found by the Fund’s Manager, under guidelines established by the Trust’s Board of Trustees, to be of comparable quality to instruments that are rated high quality. A rating may be relied upon only if it is provided by a nationally recognized statistical rating organization that is not affiliated with the issuer or guarantor of the instruments.

Warrants

Warrants are securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price, usually at a price that is higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely. In some situations, it may be advantageous for a Fund to exercise a warrant to preserve the value of the investment. If a warrant is exercised, a Fund may hold common stock in its portfolio even if it does not invest in common stock.

When-Issued Securities and Forward Commitments

Some Funds may purchase securities on a “when-issued” and forward commitment basis. When a Fund agrees to purchase securities on this basis, the Fund’s custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. The Funds may purchase securities on a when-issued basis when deemed by their Manager to present attractive investment opportunities. When-issued securities are purchased for delivery beyond the normal settlement date at a stated price and yield, thereby involving the risk that the yield obtained will be less than that available in the market at delivery. The Funds generally will not pay for such securities or earn interest on them until received. Although the purchase of securities on a when-issued basis is not considered to be leveraging, it has the effect of leveraging. When a Fund’s Manager purchases a when-issued security, the Custodian will set aside cash or liquid securities to satisfy the purchase commitment. In such a case, a Fund may be required subsequently to place additional assets in the separate account in order to assure that the value of the account remains equal to the amount of the Fund’s commitment. In addition, when a Fund engages in “when-issued” transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Fund’s incurring a loss or missing the opportunity to obtain a price considered to be advantageous.

In a forward commitment transaction, the Funds contract to purchase securities for a fixed price at a future date beyond customary settlement time. The Funds are required to hold and maintain in a segregated account until the settlement date, cash, U.S. government securities or liquid portfolio securities in an amount sufficient to meet the purchase price. Alternatively, the Funds may enter into offsetting contracts for the forward sale of other securities that they own. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date.

Limitations on the Use of When-Issued Securities and Forward Commitments.    No Fund intends to purchase “when-issued” securities for speculative purposes but only for the purpose of acquiring portfolio securities. Because a Fund will set aside cash or liquid portfolio securities to satisfy its purchase commitments in the manner described, the Fund’s liquidity and the ability of its Manager to manage the Fund might be affected in the event its commitments to purchase when-issued securities ever exceeded 40% of the value of its assets. Commitments to purchase when-issued securities will not, under normal market conditions, exceed 25% of a Fund’s total assets. A Fund may dispose of a when-issued security or forward commitment prior to settlement if the Fund’s Manager deems it appropriate to do so.

INVESTMENT RESTRICTIONS

The following investment restrictions are FUNDAMENTAL and may be changed with respect to a particular Fund only by a vote of a majority of the outstanding Shares of that Fund. See “ADDITIONAL INFORMATION—Miscellaneous” in this Statement of Additional Information. Additional investment restrictions may be found in the prospectuses.

Fundamental Policies

Each of the Equity Funds (other than the Technology Fund and the U.S. Real Estate Fund) may not:

1. Purchase securities of any issuer if such purchase would not be consistent with the maintenance of the Fund’s status as a diversified company under the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

Each of the Equity Funds may not:

1. Purchase any securities that would cause more than 25% of the total assets of a Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: (i) this limitation does not apply to investments in obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities and repurchase agreements involving such securities; (ii) with respect to the Technology Fund, this limitation does not apply to an industry or group of industries in the technology sector; and (iii) with respect to the U.S. Real Estate Fund, this limitation does not apply to an industry or group of industries in the real estate sector. For purposes of this limitation (i) utilities will be divided according to their services (for example, gas, gas transmission, electric and telephone will each be considered a separate industry); and (ii) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents.

2. Make loans, except that a Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; (iii) engage in securities lending as described in the Prospectus and the Statement of Additional Information; and (iv) make loans to the extent permitted by an order issued by the SEC.

Each of the Income Funds may not:

1. Purchase securities of any issuer if such purchase would not be consistent with the maintenance of the Fund’s status as a diversified company under the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

2. Purchase any securities that would cause more than 25% of the total assets of a Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in: (i) with respect to the Mortgage-Backed Securities Fund, mortgage-backed securities; or (ii) with respect to all of the Income Funds, the obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities and repurchase agreements involving such securities. For purposes of this limitation (i) utilities will be divided according to their services (for example, gas, gas transmission, electric and telephone will each be considered a separate industry); and (ii) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents.

3. Make loans, except that a Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; (iii) engage in securities lending as described in the Prospectuses and the Statement of Additional Information; and (iv) make loans to the extent permitted by an order issued by the SEC.

Each of the Fund of Funds may not:

1. Purchase securities of any issuer if such purchase would not be consistent with the maintenance of the Fund’s status as a diversified company under the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

2. Purchase any securities that would cause more than 25% of the total assets of a Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry (except for investments in other registered investment companies in the same “group of investment companies” as that term is defined in Section 12(d)(1)(G) of the 1940 Act).

3. Make loans, except that a Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; (iii) engage in securities lending as described in the Prospectus and the Statement of Additional Information; and (iv) make loans to the extent permitted by an order issued by the SEC.

Each of the Money Market Funds may not:

1. Purchase the securities of any issuer, if as a result, the Fund would not comply with any applicable diversification requirements for a money market fund under the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

Each of the Money Market Funds other than the U.S. Government Money Market Fund may not:

1. Purchase any securities that would cause more than 25% of the total assets of a Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry. With respect to the Liquid Assets Money Market Fund, (i) this limitation does not apply to investments in obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities, domestic bank certificates of deposit or bankers’ acceptances and repurchase agreements involving such securities; (ii) this limitation does not apply to securities issued by companies in the financial services industry; (iii) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; and (iv) utilities will be divided according to their services (for example, gas, gas transmission, electric and telephone will each be considered a separate industry.) With respect to the Liquid Assets Money Market Fund, the Ohio Municipal Money Market Fund, the Michigan Municipal Money Market Fund, and the Municipal Money Market Fund, this limitation shall not apply to Municipal Securities or governmental guarantees of Municipal Securities; and further provided, that for the purposes of this limitation only, private activity bonds that are backed only by the assets and revenues of a non-governmental user shall not be deemed to be Ohio Municipal Securities for purposes of the Ohio Municipal Money Market Fund, nor Municipal Securities for purposes of the Liquid Assets Money Market Fund and the Municipal Money Market Fund.

With respect to the Municipal Money Market Fund, the Michigan Municipal Money Market Fund, and the Ohio Municipal Money Market Fund, (i) this limitation does not apply to investments in obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities, domestic bank certificates of deposit or bankers’ acceptances and repurchase agreements involving such securities; (ii) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing activities of their parents; and (iii) utilities will be divided according to their services (for example, gas, gas transmission, electric and telephone will each be considered a separate industry). With respect to the U.S. Treasury Plus Money Market Fund, this limitation does not apply to U.S. Treasury bills, notes and other U.S. obligations issued or guaranteed by the U.S. Treasury, and repurchase agreements collateralized by such obligations.

Each of the Money Market Funds other than the U.S. Government Money Market Fund may not:

1. Make loans, except that a Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; (iii) engage in securities lending as described in the Prospectuses and the Statement of Additional Information; and (iv) make loans to the extent permitted by an order issued by the SEC.

The following policy applies to the Michigan Municipal Money Market Fund, the Municipal Money Market Fund, and the Ohio Municipal Money Market Fund.

1. Under normal market circumstances, at least 80% of the assets of the Municipal Money Market Fund, the Ohio Municipal Money Market Fund, and the Michigan Municipal Money Market Fund will be invested in Municipal Securities.

The U.S. Treasury Plus Money Market Fund may not:

1. Purchase securities other than U.S. Treasury bills, notes and other U.S. obligations issued or guaranteed by the U.S. Treasury, and repurchase agreements collateralized by such obligations.

The U.S. Government Money Market Fund may not:

1. Purchase securities other than those issued or guaranteed by the U.S. government or its agencies or instrumentalities, some of which may be subject to repurchase agreements.

2. Purchase any securities that would cause more than 25% of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities and repurchase agreements involving such securities.

3. Make loans, except that the Fund may: (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; (iii) engage in securities lending as described in the Prospectus and Statement of Additional Information; and (iv) make loans to the extent permitted by an order issued by the SEC.

With respect to the Municipal Bond Funds:

The Tax Free Bond Fund, the Short Term Municipal Bond Fund, and the Municipal Income Fund may not:

1. Purchase securities of any issuer if such purchase would not be consistent with the maintenance of the Fund’s status as a diversified company under the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

2. Purchase any securities that would cause more than 25% of the total assets of a Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to Municipal Securities or governmental guarantees of Municipal Securities, and with respect to the Municipal Income Fund, housing authority obligations. For purposes of this limitation (i) utilities will be divided according to their services (for example, gas, gas transmission, electric and telephone will each be considered a separate industry); and (ii) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents.

The following policy applies to the Short Term Municipal Bond Fund, the Tax Free Bond Fund and the Municipal Income Fund:

Under normal circumstances, the Fund will invest at least 80% of its net assets in municipal bonds, the income from which is exempt from federal income tax. For purposes of this policy, the Fund’s net assets include borrowings by the Fund for investment purposes.

The following policy applies to the Municipal Income Fund:

Under normal market circumstances, at least 80% of the assets of the Municipal Income Fund will be invested in Municipal Securities.

The Arizona Municipal Bond Fund, the West Virginia Municipal Bond Fund, the Louisiana Municipal Bond Fund, the Ohio Municipal Bond Fund, the Kentucky Municipal Bond Fund, and the Michigan Municipal Bond Fund may not:

1. Purchase any securities that would cause more than 25% of the total assets of a Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (i) this limitation does not apply to investments in obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities and repurchase agreements involving such securities; and (ii) this limitation does not apply to Municipal Securities or Ohio Municipal Securities, Kentucky Municipal Securities, Arizona Municipal Securities, West Virginia Municipal Securities, Louisiana Municipal Securities, and Michigan Municipal Securities. For purposes of this limitation (i) utilities will be divided according to their services (for example, gas, gas transmission, electric and telephone will each be considered a separate industry); and (ii) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents. In addition, with respect to the Arizona Municipal Bond Fund and the West Virginia Municipal Bond Fund, for purposes of this limitation only, private activity bonds that are backed only by the assets and revenues of a non-governmental issued shall not be deemed to be Municipal Securities or Arizona Municipal Securities (for the Arizona Municipal Bond Fund) or West Virginia Securities (for the West Virginia Municipal Bond Fund).

The following policy applies to the Arizona Municipal Bond Fund:

Under normal circumstances, the Fund invests at least 80% of its net assets in municipal bonds, the income from which is exempt from both federal and Arizona personal income tax. For purposes of this policy, the Fund’s net assets include borrowings by the Fund for investment purposes.

The following policy applies to the Kentucky Municipal Bond Fund:

Under normal circumstances, the Fund invests at least 80% of its net assets in municipal bonds, the income from which is exempt from both federal and Kentucky personal income tax. For purposes of this policy, the Fund’s net assets include borrowings by the Fund for investment purposes.

The following policy applies to the Louisiana Municipal Bond Fund:

Under normal circumstances, the Fund invests at least 80% of its net assets in municipal bonds, the income from which is exempt from both federal and Louisiana personal income tax. For purposes of this policy, the Fund’s net assets include borrowings by the Fund for investment purposes.

The following policy applies to the Michigan Municipal Bond Fund:

Under normal circumstances, the Fund invests at least 80% of its net assets in municipal bonds, the income from which is exempt from both federal and Michigan personal income tax. For purposes of this policy, the Fund’s net assets include borrowings by the Fund for investment purposes.

The following policy applies to the Ohio Municipal Bond Fund:

Under normal circumstances, the Fund invests at least 80% of its net assets in municipal bonds, the income from which is exempt from both federal and Ohio personal income tax. For purposes of this policy, the Fund’s net assets include borrowings by the Fund for investment purposes.

The following policy applies to the West Virginia Municipal Bond Fund:

Under normal circumstances, the Fund invests at least 80% of its net assets in municipal bonds, the income from which is exempt from both federal and West Virginia personal income tax. For purposes of this policy, the Fund’s net assets include borrowings by the Fund for investment purposes.

None of the Municipal Bond Funds may:

1. Make loans, except that a Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; (iii) engage in securities lending as described in this Prospectus and in the Statement of Additional Information and (iv) make loans to the extent permitted by an order issued by the SEC.

None of the Funds (other than the Multi-Cap Market Neutral Fund, the U.S. Real Estate Fund, and the Strategic Small Cap Value Fund) may:

1. Purchase securities on margin or sell securities short except, in the case of the Municipal Bond Funds, for use of short-term credit necessary for clearance of purchases of portfolio securities.

None of the Funds may:

1. Underwrite the securities of other issuers except to the extent that a Fund may be deemed to be an underwriter under certain securities laws in the disposition of “restricted securities.”

2. purchase physical commodities or contracts relating to physical commodities, except as permitted under the 1940 Act, or operate as a commodity pool, in each case as interpreted or modified by regulatory authority having jurisdiction, from time to time.

3. Except for the Treasury & Agency Fund and the Strategic Small Cap Value Fund, purchase participation or other direct interests in oil, gas or mineral exploration or development programs (although investments by all Funds other than the U.S. Treasury Plus Money Market Fund, and the U.S. Government Money Market Fund in marketable securities of companies engaged in such activities are not hereby precluded).

4. May borrow money, except to the extent permitted under the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

5. Purchase securities of other investment companies except as permitted by the 1940 Act and rules, regulations and applicable exemptive relief thereunder.

6. Issue senior securities except with respect to any permissible borrowings.

None of the Funds (other than the U.S. Real Estate Fund) may:

1. Purchase or sell real estate (however, each Fund except the Money Market Funds other than the U.S. Government Money Market Fund may, to the extent appropriate to its investment objective, purchase securities secured by real estate or interests therein or securities issued by companies investing in real estate or interests therein).

The U.S. Treasury Plus Money Market Fund and the U.S. Government Money Market Fund may not:

1. Buy state, municipal, or private activity bonds.

The U.S. Real Estate Fund may not:

1. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from investing in securities issued by companies in an industry or group of industries in the real estate sector. As a matter of fundamental policy, the Fund will concentrate its investments in such securities.

2. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings.

Non-Fundamental Policies

The following investment restrictions are NON-FUNDAMENTAL except as noted otherwise and therefore can be changed by the Board of Trustees without prior shareholder approval.

The following policy applies to the Money Market Funds:

For purposes of the Fund’s diversification policy, a security is considered to be issued by the government entity whose assets and revenues guarantee or back the security. With respect to private activity bonds or industrial development bonds backed only by the assets and revenues of a non-governmental user, such user would be considered the issuer. Select municipal issues backed by guarantees or letters of credit by banks, insurance companies or other financial institutions may be categorized in the industries of the firm providing the guarantee or letters of credit.

The following policy applies to the Equity Index Fund:

The Fund may not invest more than 10% of its total assets in securities issued or guaranteed by the United States, its agencies or instrumentalities. Repurchase agreements held in margin deposits and segregated accounts for futures contracts are not considered issued or guaranteed by the United States, its agencies or instrumentalities for purposes of the 10% limitation.

The Technology Fund, the Arizona Municipal Bond Fund, the Kentucky Municipal Bond Fund, the Louisiana Municipal Bond Fund, the Michigan Municipal Bond Fund, the Ohio Municipal Bond Fund, and the West Virginia Municipal Bond Fund will not:

1. Purchase the securities of an issuer if as a result more than 5% of its total assets would be invested in the securities of that issuer or the Fund would own more than 10% of the outstanding voting securities of that issuer. This does not include securities issued or guaranteed by the United States, its agencies or instrumentalities, securities of other investment companies, and repurchase agreements involving these securities. This restriction applies with respect to 50% of the Fund’s total assets. For purposes of these limitations, a security is considered to be issued by the government entity whose assets and revenues guarantee or back the security. With respect to private activity bonds or industrial development bonds backed only by the assets and revenues of a non-governmental user, such user would be considered the issuer.

No Fund may:

1. Invest in illiquid securities in an amount exceeding, in the aggregate 15% of the Fund’s net assets (10% of net assets for a Fund that is a Money Market Fund). An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business without a loss, and includes repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. (This restriction is fundamental with respect to the Ohio Municipal Money Market Fund.)

The foregoing percentages apply at the time of purchase of a security. The Managers shall report to the Board of Trustees promptly if any of a Fund’s investments are no longer determined to be liquid or if the market value of Fund assets has changed if such determination or change causes a Fund to hold more than 15% (10% in the case of a Fund that is a Money Market Fund) of its net assets in illiquid securities in order for the Board of Trustees to consider what action, if any, should be taken on behalf of the Trust, unless the Fund’s Manager is able to dispose of illiquid assets without loss in an orderly manner in an amount that reduces the Fund’s holdings of illiquid assets to less than 15% (or 10% in the case of a Fund that is a Money Market Fund) of its net assets.

No Fund may:

1. Acquire the securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act, other than the Investor Growth Fund, the Investor Growth & Income Fund, the Investor Conservative Growth Fund, and the Investor Balanced Fund.

Additionally, although not a matter controlled by their fundamental investment restrictions, so long as their shares are registered under the securities laws of the State of Texas, the Liquid Assets Money Market Fund and the Ohio Municipal Money Market Fund will: (i) limit their investments in other investment companies to no more than 10% of each Fund’s total assets; (ii) invest only in other investment companies with substantially similar investment objectives; and (iii) invest only in other investment companies with charges and fees substantially similar to those set forth in paragraph (3) and (4) of Section 123.3 of the Texas State Statute, not to exceed .25% in Rule 12b-1 fees and no other commission or other remuneration is paid or given directly or indirectly for soliciting any security holder in Texas.

The U.S. Real Estate Fund may not:

1. Engage in short sales or short sales against the box if immediately following such transaction the aggregate market value of all securities sold short and sold short against the box would exceed 10% of the Fund’s net assets (taken at market value).

2. Participate on a joint or joint and several basis in any securities trading account, except that the Fund may invest in joint accounts to the extent permitted by the Joint Account Procedures adopted by the Board.

3. Invest more than 10% of its total assets in the securities of other investment companies.

Temporary Defensive Positions

To respond to unusual market conditions, certain of the Funds may invest their assets in cash or cash equivalents. Cash equivalents are highly liquid, high quality instruments with maturities of three months or less on the date they are purchased (“Cash Equivalents”) for temporary defensive purposes. These investments may result in a lower yield than lower-quality or longer term investments and may prevent the Funds from meeting their investment objectives. The percentage of assets that a Fund may invest in cash or cash equivalents is described in the applicable Fund’s prospectus. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds, and bank money market deposit accounts.

Portfolio Turnover

The portfolio turnover rate for each Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes all securities whose maturities at the time of acquisition were one year or less. Thus, for regulatory purposes, the portfolio turnovers with respect to all of the Money Market Funds were zero for the period from the commencement of their respective operations to June 30, 2004 and are expected to remain zero.

The portfolio turnover rates of the Funds for the fiscal years ended June 30, 2003 and 2004 were as follows:

PORTFOLIO TURNOVER

	Fiscal Year Ended June 30,
Funds	2003		2004
Arizona Municipal Bond	18.17%		10.64%
Core Bond	22.93%		19.69%
Diversified Mid Cap	48.94%		73.00%
Equity Income	16.80%		14.75%
Equity Index	6.74%		4.65%
Government Bond	19.29%		16.01%
High Yield Bond	51.75%		57.56%
Core Plus Bond	16.42%		23.56%
Intermediate Bond	24.13%		17.46%
International Equity Index	11.72%		12.69%
Investor Balanced	20.93%		9.55%
Investor Conservative Growth	11.05%		7.48%
Investor Growth	15.96%		13.53%
Investor Growth & Income	23.09%		11.55%
Kentucky Municipal Bond	9.08%		5.27%
Large Cap Growth	60.12%		46.12%
Large Cap Value	84.63%		32.36%
Louisiana Municipal Bond	9.53%		2.10%
Market Expansion Index	53.51%		51.51%
Multi-Cap Market Neutral	0	%*	256.52%
Michigan Municipal Bond	11.18%		9.76%
Diversified Mid Cap Growth	70.87%		47.66%
Diversified Mid Cap Value	99.39%		23.90%
Mortgage-Backed Securities	35.73%		34.76%
Municipal Income	73.77%		47.57%
Ohio Municipal Bond	14.63%		15.95%
U.S. Real Estate	N/A	**	N/A	**
Short Duration Bond	27.23%		53.72%
Short Term Municipal Bond	109.73%		138.36%
Small Cap Growth	94.54%		62.46%
Small Cap Value	45.70%		40.60%
Strategic Small Cap Value	N/A	**	N/A	**
Tax Free Bond	12.05%		20.12%
Technology	29.13%		16.85%
Treasury & Agency	33.28%		22.87%
Ultra Short Term Bond	35.80%		46.21%
U.S. Real Estate	67.24	%***	48.52	%***
West Virginia Municipal Bond	10.34%		20.46%

*	The portfolio turnover rate for the Multi-Cap Market Neutral Fund for fiscal 2003 covers only the period from the Fund’s inception date (i.e., May 23, 2003 to June 30, 2003). The Multi-Cap Market Neutral Fund engages in active and frequent trading of portfolio securities to achieve its principal investment strategy. The Multi-Cap Market Neutral Fund anticipates a portfolio turnover rate well above that of other mutual funds. The Multi-Cap Market Neutral Fund’s portfolio turnover is likely to exceed 200%.

**	As of June 30, 2004, the Strategic Small Cap Value Fund had not commenced operations. This Fund anticipates a portfolio turnover rate in excess of 50%. Because portfolio turnover is not a determining factor in management of these Funds, the actual portfolio turnover rate may be significantly higher (i.e., over 100%). Higher portfolio turnover will likely result in higher transaction costs to the Fund and may result in additional tax consequences to you.

***	Portfolio turnover rates shown are for the Predecessor U.S. Real Estate Fund which had a December 31st fiscal year end.

Some of the Funds listed above had portfolio turnover rates in excess of 100%. This means that these Funds sold and replaced over 100% of their investments. The portfolio turnover rate for the Short Term Municipal Bond Fund resulted in part from the volume of purchases into and redemptions out of the Fund. Higher portfolio turnover rates will likely result in higher transaction costs to the Funds and may result in additional tax consequences to Shareholders. To the extent portfolio turnover results in short-term capital gains, such gains will generally be taxed at ordinary income tax rates. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may also be affected by cash requirements for redemptions of Shares. Portfolio turnover will not be a limiting factor in making portfolio decisions.

TAX INFORMATION

Additional Tax Information Concerning all Funds

Each Fund is treated as a separate entity for federal income tax purposes and is not combined with the Trust’s other Funds. Each Fund intends to meet the requirements necessary to qualify each year as a “regulated investment company” under Subchapter M of the Code. If the Funds so qualify, they will pay no federal income tax on the earnings they distribute to shareholders and they will eliminate or reduce to a nominal amount the federal income taxes to which they may be subject.

In order to qualify as a regulated investment company, each Fund must, among other things, (1) derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities, or foreign currencies (to the extent such currency gains are directly related to a Fund’s principal business of investing in stock or securities, or options or futures with respect to stock or securities) or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities or currencies, and (2) diversify its holdings so that at the end of each quarter of its taxable year (i) at least 50% of the market value of the Fund’s assets is represented by cash or cash items (including receivables), U.S. government securities, securities of other regulated investment companies, and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in (x) the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies) or of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses or (y) in the securities of one or more qualified publicly traded partnerships (defined below).

In general, for purposes of the 90% gross income requirement described in the paragraph above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, the American Jobs Creation Act of 2004 (the “2004 Act”), provides that for taxable years of a regulated investment company beginning after October 22, 2004, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (defined as a partnership (i) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof and (ii) that derives less than 90% of its income from the qualifying income described in (1) above) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Finally, for purposes of the paragraph above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership. These requirements may limit the range of the Fund’s investments.

If a Fund qualifies as a regulated investment company, it will not be subject to federal income tax on the part of its income distributed to Shareholders, provided the Fund distributes during its taxable year at least 90% of the sum of (a) its taxable net investment income (very generally, dividends, interest, certain other income, and the excess, if any, of net short-term capital gain over net long-term loss), and (b) its net tax-exempt interest. Each Fund of the Trust intends to make sufficient distributions to Shareholders to qualify for this special tax treatment.

If a Fund failed to qualify as a regulated investment company receiving special tax treatment in any taxable year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to Shareholders as ordinary income. In addition, in order to requalify for taxation as a regulated investment company, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make certain distributions.

Generally, regulated investment companies that do not distribute in each calendar year an amount at least equal to the sum of (i) 98% of their “ordinary income” (as defined) for the calendar year, (ii) 98% of their capital gain net income (as defined) for the one-year period ending on October 31 of such calendar year (or later if the company is permitted to elect and so elects), and (iii) any undistributed amounts from the previous year, are subject to a non-deductible excise tax equal to 4% of the underdistributed amounts. For purposes of the excise tax, a Fund is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year. A dividend paid to Shareholders in January generally is deemed to have been paid on December 31 of the preceding year, if the dividend was declared and payable to Shareholders of record on a date in October, November, or December of the preceding year. Each Fund of the Trust intends to make sufficient distributions to avoid liability for the excise tax.

For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund owned the investments that generated them, rather than how long a Shareholder has owned his or her shares. Distributions of net capital gains from the sale of investments that a Fund has owned for more than one year and that are properly designated by that Fund as capital gain dividends (“CAPITAL GAIN DIVIDENDS”) will be taxable as long-term capital gains. Distributions of gains from the sale of investments that a Fund owned for one year or less will be taxable as ordinary income.

For taxable years beginning on or before December 31, 2008, “qualified dividend income” received by an individual will be taxed at the rates applicable to long-term capital gain. In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company.

In general, distributions of investment income designated by a Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to such Fund’s shares. In any event, if the aggregate qualified dividends received by a Fund during any taxable year are 95% or more of its gross income, then 100% of the Fund’s dividends (other than property designated capital gain dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term “gross income” is the excess of net short-term capital gain over net long-term capital loss.

In general, distributions of investment income designated by a Fund as derived from qualified dividend income will be treated as qualified dividend income by a Shareholder taxed as an individual provided the Shareholder meets the holding period and other requirements described above with respect to the Fund’s shares. In any event, if the aggregate qualified dividends received by a Fund during any taxable year are 95% or more of its gross income, then 100% of that Fund’s dividends (other than properly designated capital gain dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term “gross income” is the excess of net short-term capital gain over net long-term capital loss.

Long-term capital gain rates applicable to individuals have been temporarily reduced—in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets—for taxable years beginning on or before December 31, 2008.

Distributions in excess of a Fund’s current and accumulated “earnings and profits” will be treated by a Shareholder receiving such distributions as a return of capital to the extent of such Shareholder’s basis in its Shares in the Fund, and thereafter as capital gain. A return of capital is not taxable, but reduces a Shareholder’s basis in its shares. Shareholders not subject to tax on their income generally will not be required to pay tax on amounts distributed to them. Dividends and distributions on a Fund’s shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund’s net asset value reflects gains that are either unrealized, or realized but not distributed.

The sale, exchange or redemption of Fund shares by a Shareholder may give rise to a taxable gain or loss to that Shareholder. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the Shareholder has held the shares for more than 12 months, and otherwise as short-term capital gain or loss.

If a Shareholder sells shares at a loss within six months of purchase, any loss will be disallowed for federal income tax purposes to the extent of any exempt-interest dividends received on such shares. In addition, any loss (not already disallowed as provided in the preceding sentence) realized upon a taxable disposition of shares held for six months or less will be treated as long-term to the extent of any long-term capital gain distributions received by the Shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other Fund shares are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Under Treasury regulations, if a shareholder recognized a loss with respect to a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their individual tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Certain investment and hedging activities of the Funds, including transactions in options, futures contracts, hedging transactions, forward contracts, straddles, swaps, short sales, foreign currencies, and foreign securities will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules). In a given case, these rules may accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, convert long-term capital gains into short-term capital gains, convert short-term capital losses into long-term capital losses, or otherwise affect the character of the Fund’s income. These rules could therefore affect the amount, timing and character of distributions to Shareholders and cause differences between a Fund’s book income and taxable income. Income earned as a result of these transactions would, in general, not be eligible for the dividends-received deduction or for treatment as exempt-interest dividends when distributed to Shareholders including the Funds of Funds. The Fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interest of the Fund.

Certain securities purchased by the Funds (such as STRIPS, CUBES, TRs, TIGRs, and CATS), as defined in the Funds’ Prospectuses, are sold at original issue discount and thus do not make periodic cash interest payments. Similarly, zero-coupon bonds do not make periodic interest payments. A Fund will be required to include as part of its current income for tax purposes the imputed interest on such obligations even though the Fund has not received any interest payments on such obligations during that period. Because each Fund distributes substantially all of its net investment income to its Shareholders (including such imputed interest), the Fund may have to sell portfolio securities in order to generate the cash necessary for the required distributions. Such sales may occur at a time when the Manager would not otherwise have chosen to sell such securities and may result in a taxable gain or loss.

The Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable dividends and other distributions paid to, and the proceeds of share sales, exchanges, or redemptions made by, any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number (TIN), who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding. Pursuant to recently enacted tax legislation, the backup withholding tax rate is 28% for amounts paid through 2010. This legislation will expire and the backup withholding rate will be 31% for amounts paid after December 31, 2010, unless Congress enacts tax legislation providing otherwise.

The foregoing is only a summary of some of the important federal tax considerations generally affecting purchasers of Shares of a Fund of the Trust. Further tax information regarding Funds that invest in REITs and ETFs, the Municipal Funds, the International Equity Index Fund and the Funds of Funds is included in following sections of this Statement of Additional Information. No attempt is made to present herein a complete explanation of the federal income tax treatment of each Fund or its Shareholders, and this discussion is not intended as a substitute for careful tax planning. Accordingly, prospective purchasers of Shares of a Fund are urged to consult their tax advisors with specific reference to their own tax situation, including the potential application of state, local and (if applicable) foreign taxes. In addition, the foregoing discussion and the discussion below regarding Funds that invest in REITs and ETFs, the Municipal Funds, the International Equity Index Fund and the Funds of Funds are based on tax laws and regulations which are in effect on the date of this Statement of Additional Information; such laws and regulations may be changed by legislative, judicial or administrative action, and such changes may be retroactive.

Additional Tax Information Concerning Funds that Invest in REITs and ETFs

Some of the Funds invest in REITs. Such Funds’ investments in REIT equity securities may require a Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold (including when it is not advantageous to do so). A Fund’s investments in REIT equity securities may at other times result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes such amounts, such distribution could constitute a return of capital to Fund shareholders for federal income tax purposes. Dividends received by the Fund from a REIT will generally not constitute qualified dividend income.

Under technical corrections legislation currently pending in Congress, REITs will generally be able to pass through the tax treatment of tax-qualified dividends they receive. The Treasury Department and the Internal Revenue Service have indicated that taxpayers may apply the qualified dividend income rules at if this technical correction has already been enacted.

Some of the REITs in which the Funds may invest will be permitted to hold residual interests in real estate mortgage investment conduits (“REMICs”). Under Treasury regulations that have not yet been issued, but may apply retroactively, a portion of a Fund’s income from a REIT that is attributable to the REIT’s residual interest in REMIC (referred to in the Code as an “EXCESS INCLUSION”) will be subject to federal income tax in all events. These regulations are also expected to provide that excess inclusion income of a regulated investment company, such as the Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest directly.

In general excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and that otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax. Under current law, if a charitable remainder trust (defined in section 664 of the Code) realizes any unrelated business taxable income for a taxable year, it will lose its tax-exempt status for the year. In addition, if at any time during any taxable year a “disqualified organization” (as defined in the Code) is a record holder of a Share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. The Funds do not intend to invest directly in residual interests in REMICs or to invest in REITs in which a substantial portion of the assets will consist of residual interests in REMICs.

Certain Funds may invest a portion of their assets in one or more exchange traded funds (“ETFs”). ETFs are index funds or trusts that are listed on an exchange. Investment by the Fund in an ETF qualifying as a regulated investment company under Subchapter M of the Code will receive the same tax treatment as an investment in a regulated investment company that is not listed on an exchange. Specifically, such shares are automatically diversified per the requirements of Subchapter M (in the same manner as cash). In addition, dividends received by the Fund from an ETF or an unlisted regulated investment company may qualify as qualified dividend income to the extent of the ETF’s or the unlisted regulated investment company’s underlying qualifying dividend income, when the Fund meets the holding period requirements in the ETF’s or non-listed regulated investment company’s shares and certain other requirements are met.

Additional Tax Information Concerning the Municipal Funds

A Fund will be qualified to pay exempt-interest dividends to its Shareholders only if, at the close of each quarter of the Fund’s taxable year, at least 50% of the total value of the Fund’s assets consists of obligations the interest on which is exempt from federal income tax.

The policy of each Municipal Fund is to distribute each year as exempt-interest dividends substantially all the Fund’s net exempt-interest income. An exempt-interest dividend is any dividend or part thereof (other than a capital gain dividend) paid by a Municipal Fund and designated as an exempt-interest dividend in a written notice mailed to Shareholders after the close of the Fund’s taxable year, which does not exceed, in the aggregate, the net interest income from Municipal Securities and other securities the interest on which is exempt from the regular federal income tax received by the Fund during the taxable year. The percentage of the total dividends paid for any taxable year which qualifies as federal exempt-interest dividends will be the same for all Shareholders receiving dividends from a Municipal Fund during such year, regardless of the period for which the Shares were held.

Exempt-interest dividends may generally be treated by a Municipal Fund’s Shareholders as items of interest excludable from their gross income under Section 103(a) of the Code. However, each Shareholder of a Municipal Fund is advised to consult his or her tax advisor with respect to whether such Shareholder may be treated as a “Substantial User” or a “Related Person” to such user under Section 147(a) of the Code with respect to facilities financed through any of the tax-exempt obligations held by the Fund. In general, exempt-interest dividends, if any, attributable to interest received on certain private activity obligations and certain industrial development bonds will not be tax-exempt to any Shareholders who are “Substantial Users” of the facilities financed by such obligations or bonds or who are “Regulated Persons” of such substantial users. “Substantial User” is defined under U.S. Treasury Regulations to include a non-exempt person who regularly uses a part of such facilities in his trade or business and (a)(i) whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities or (ii) who occupies more than 5% of the usable area of the facility or (b) for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired.

“Related Persons” includes certain related natural persons, affiliated corporations, partners and partnerships.

Dividends attributable to interest on certain private activity bonds issued after August 7, 1986 must be taken into account in determining alternative minimum taxable income for purposes of determining liability (if any) for the federal alternative minimum tax applicable to individuals and the federal alternative minimum tax applicable to corporations. In the case of corporations, all tax-exempt interest dividends will be taken into account in determining adjusted current earnings for the purpose of computing the federal alternative minimum tax imposed on corporations.

Current federal law limits the types and volume of bonds qualifying for Federal income tax exemption of interest, which may have an effect on the ability of the Funds to purchase sufficient amounts of tax exempt securities to satisfy the Code’s requirements for the payment of “exempt-interest” dividends.

All or a portion of interest on indebtedness incurred or continued by a Shareholder to purchase or carry Fund shares may not be deductible by the Shareholder. The portion of interest that is not deductible is equal to the total interest paid or accrued on the indebtedness multiplied by the percentage of the Fund’s total distributions (not including distributions of net capital gain) paid to the Shareholder that are exempt-interest dividends. Under rules used by the Internal Revenue Service for determining when borrowed funds are considered to have been used for the purpose of purchasing or carrying particular assets, the purchase of Fund shares may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of shares.

Each Municipal Fund may at times purchase Municipal Securities (or other securities the interest on which is exempt from the regular federal income tax) at a discount from the price at which they were originally issued. For federal income tax purposes, some or all of the market discount will be included in the Fund’s ordinary income and will be taxable to shareholders as such when it is distributed to them.

Each Municipal Fund may acquire rights regarding specified portfolio securities under puts. See “Investment Objectives and Policies—Additional Information on Fund Investments—Futures and Options Trading.” The policy of each Municipal Fund is to limit its acquisition of puts to those under which the Fund will be treated for federal income tax purposes as the owner of the Municipal Securities acquired subject to the put and the interest on the Municipal Securities will be tax-exempt to the Fund. Although the Internal Revenue Service has issued a published ruling that provides some guidance regarding the tax consequences of the purchase of puts, there is currently no guidance available from the Internal Revenue Service that definitively establishes the tax consequences of many of the types of puts that the Funds could acquire under the 1940 Act.

Therefore, although a Fund will only acquire a put after concluding that it will have the tax consequences described above, the Internal Revenue Service could reach a different conclusion from that of the Fund.

The exemption from federal income tax for exempt-interest dividends does not necessarily result in exemption for such dividends under the income or other tax laws of any state or local authority. Shareholders are advised to consult with their own tax advisors about state and local tax matters. Following is a brief discussion of treatment of exempt-interest dividends by certain states.

Arizona Taxes.    Shareholders of the Arizona Municipal Bond Fund will not be subject to Arizona income tax on exempt-interest dividends received from the Fund to the extent that such dividends are attributable to interest on tax-exempt obligations of the State of Arizona and its political subdivisions (“LOCAL OBLIGATIONS”). However, interest from Local Obligations may be includable in Federal gross income.

Kentucky Taxes.    Under Kentucky law, income distributed to resident shareholders of entities classified as regulated investment companies for federal income tax purposes retains the same character in the hands of the shareholder that it had in the hands of the distributing entity. Accordingly, dividends received from the Kentucky Municipal Bond Fund which are derived from interest on tax-exempt obligations of the Commonwealth of Kentucky, its agencies, and its political subdivisions, or from certain obligations of the United States and its territories, are exempt from Kentucky income tax. Other distributions by the Fund are subject to Kentucky income tax. These other distributions include, but are not limited to, those from net short-term and net long-term capital gains (including such gains on tax-exempt Kentucky municipal securities), interest earned on securities that are merely guaranteed by the federal government or its agencies, the net proceeds of repurchase agreements collateralized by securities issued by the federal government or its agencies, and interest earned on securities issued by any state other then Kentucky.

Louisiana Taxes.    Exempt-interest dividends generated by shares of the Louisiana Municipal Bond Fund in the hands of Louisiana residents is not included in the definition of “tax table” income under Louisiana law. In general, however, other distributions are subject to Louisiana income tax. All income from fund shares retains its character in the hands of an individual taxpayer. Neither the state nor its municipalities may impose property tax on fund shares.

Michigan Taxes.    Distributions received from the Michigan Municipal Bond Fund and the Michigan Municipal Money Market Fund are exempt from Michigan personal income tax to the extent they are derived from interest on tax-exempt Michigan Municipal Securities, under the current position of the Michigan Department of Treasury. Such distributions, if received in connection with a shareholder’s business activity, may, however, be subject to Michigan single business tax. For Michigan personal income tax and single business tax purposes, Fund distributions attributable to any source other than interest on tax-exempt Michigan Municipal Securities will be fully taxable. Fund distributions may be subject to the uniform city income tax imposed by certain Michigan cities.

Ohio Taxes.    Distributions from the Ohio Municipal Money Market Fund and the Ohio Municipal Bond Fund representing interest on obligations held by those Funds which are issued by the State of Ohio, political or governmental subdivisions thereof as defined in Section 5709.76(D)(10) of the Ohio Revised Code, or nonprofit corporations authorized to issue public securities for or on behalf of Ohio or its political subdivisions or agencies or instrumentalities (“Ohio Obligations”), are exempt from Ohio personal income tax as well as Ohio municipal or school district income taxes. Corporate shareholders that are subject to the Ohio corporation franchise tax may exclude such distributions from those Funds for purposes of the Ohio franchise tax net income base.

Distributions that are properly attributable to profit on the sale, exchange or other disposition of Ohio Obligations will not be subject to Ohio personal income tax, or municipal or school district income taxes in Ohio and will not be included in the net income base of the Ohio corporation franchise tax. Distributions attributable to other sources generally will not be exempt from Ohio personal income tax, municipal or school district income taxes in Ohio or the net income base of the Ohio corporation franchise tax.

Although the Fund distributions attributable to interest on, and any profit from the sale, exchange or other disposition of, Ohio Obligations are excludable from the net income base of the Ohio corporation franchise tax, the value of all Fund shares must be included in the net worth base of the Ohio corporation franchise tax.

This discussion of Ohio taxes assumes that the Ohio Municipal Money Market Fund and the Ohio Municipal Bond Fund will continue to qualify as regulated investment companies under the Internal Revenue Code and that at all times at least 50% of the value of the total assets of each Fund consists of Ohio Obligations or similar obligations of other states or their subdivisions.

West Virginia Taxes.    Shareholders may reduce their West Virginia adjusted gross income (“AGI”) for that portion of the interest or dividends they receive which represents interest or dividends of the West Virginia Municipal Bond Fund on obligations or securities of any authority, commission or instrumentality of West Virginia that is exempt from the West Virginia personal income tax by Federal or West Virginia law. Shareholders may also reduce their West Virginia AGI for that portion of interest or dividends received from the Fund derived from obligations of the United States and from obligations or securities of some authorities, commissions or instrumentalities of the United States.

However, shareholders cannot reduce their West Virginia AGI for any portion of interest or dividends received from the Fund derived from income on obligations of any state, or political subdivision thereof, other than West Virginia, regardless of any Federal law exemption, such as that accorded “exempt-interest dividends;” and they must increase their West Virginia AGI by the amount of such interest or dividend income. Also, a shareholder must increase his or her West Virginia AGI by interest on indebtedness incurred (directly or indirectly) to purchase or hold shares of the Fund to the extent such interest was deductible in determining Federal AGI. The sale, exchange, or redemption of Fund shares is subject to the West Virginia income tax to the extent the gain or loss therefrom affects the determination of the shareholder’s Federal AGI.

The foregoing is only a summary of some of the important tax considerations generally affecting purchasers of Shares of a Municipal Fund. Additional tax information concerning all Funds of the Trust is contained in the immediately preceding section of this Statement of Additional Information. No attempt is made to present a complete explanation of the state income tax treatment of each Municipal Fund or its Shareholders, and this discussion is not intended as a substitute for careful tax planning. Accordingly, prospective purchasers of Shares of a Municipal Fund are urged to consult their tax advisors with specific reference to their own tax situation, including the potential application of state, local and foreign taxes.

Additional Tax Information Concerning the International Equity Index Fund

Transactions of the International Equity Index Fund in foreign currencies, foreign currency denominated debt securities and certain foreign currency options, future contracts and forward contracts (and similar instruments) may result in ordinary income or loss to the Fund for federal income tax purposes which will be taxable to the Shareholders as such when it is distributed to them.

Gains from foreign currencies (including foreign currency options, foreign currency futures and foreign currency forward contracts) may (under regulations to be issued) constitute qualifying income for purposes of the 90% test only to the extent that they are directly related to the trust’s business of investing in stock or securities.

Investment by the International Equity Index Fund in certain “passive foreign investment companies” could subject the Fund to a U.S. federal income tax or other charge on proceeds from the sale of its investment in such a company or other distributions from such a company, which tax cannot be eliminated by making distributions to Shareholders of the International Equity Index Fund. If the International Equity Index Fund elects to treat a passive foreign investment company as a “qualified electing fund,” different rules would apply, although the International Equity Index Fund does not expect to make such an election. Rather, the Fund intends to avoid such tax or other charge by making an election to mark gains (and to a limited extent, losses) from such investments to market annually.

The qualified electing fund and mark-to-market elections may have the effect of accelerating the recognition of income (without the receipt of cash) and increase the amount required to be distributed for the Fund to avoid taxation. Making either of these elections therefore may require a Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect a Fund’s total return.

If more than 50% of an International Equity Index Fund, assets at year end consists of the securities of foreign corporations, the Fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portion of qualified taxes paid by the Fund to foreign countries in respect of foreign securities the Fund has held for at least the minimum period specified in the Code. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes. A shareholder’s ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by the Fund may be subject to certain limitations imposed by the Code, as a result of which a shareholder may not get a full credit or deduction for the amount of such taxes. In particular, shareholders must hold their Fund shares (without protection from risk of loss) on the ex-dividend date and for at least 15 additional days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a given dividend. Shareholders who do not itemize on their federal income tax returns may claim a credit (but no deduction) for such foreign taxes.

The foregoing is only a general description of the treatment of foreign source income or foreign taxes under the United States federal income tax laws. Because the availability of a credit or deduction depends on the particular circumstances of each Shareholder, Shareholders are advised to consult their own tax advisors.

Additional Tax Information Concerning the Funds of Funds

A Fund of Funds will not be able to offset gains realized by one Fund in which it invests against losses realized by another Fund in which it invests. The use of a fund-of-funds structure could therefore affect the amount, timing and character of distributions to shareholders.

Depending on a Fund of Fund’s percentage ownership in an underlying Fund, both before and after a redemption, a redemption of shares of an underlying Fund by a Fund of Funds may cause the Fund of Funds to be treated as not receiving capital gain income on the amount by which the distribution exceeds the tax basis of the Fund of Funds in the shares of the underlying Fund, but instead to be treated as receiving a dividend such a distribution may be treated as qualified dividend income and thus eligible to be taxed at the rates applicable to long-term capital gain. If qualified dividend income treatment is not available, the distribution may be taxed at ordinary income rates. This could cause shareholders of the Fund of Funds to recognize higher amounts of ordinary income than if the shareholders had held the shares of the underlying Funds directly.

Although each Fund of Funds may itself be entitled to a deduction for foreign taxes paid by a Fund in which such Fund of Funds invests (see “Tax Information—Additional Tax Information Concerning the International Equity Index Fund”), the Fund of Funds will not be able to pass any such credit or deduction through to its own shareholders.

The foregoing is only a general description of the federal tax consequences of a fund-of-funds structure. Accordingly, prospective purchasers of Shares of a Fund of Funds are urged to consult their tax advisors with specific reference to their own tax situation, including the potential application of state, local and foreign taxes.

VALUATION

Valuation of the Money Market Funds

The Money Market Funds have elected to use the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act. This involves valuing an instrument at its cost initially and thereafter assuming a constant amortization to maturity of any discounts or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price each Fund would receive if it sold the instrument. The value of securities in the Funds can be expected to vary inversely with changes in prevailing interest rates.

The Money Market Funds will be valued periodically (normally weekly) to determine the extent of deviation, if any, of the current net asset value (“NAV”) per share of the Funds using market values of the Funds’ securities from the Funds’ $1.00 amortized cost NAV. In determining the market value of any security, actual quotations or estimates of market value by any approved pricing service may be used. If quotations are not available and the pricing service is unable to provide an estimated market value, then securities may be valued at their fair value as determined in good faith under procedures approved by the Trust’s Board of Trustees.

If a difference of more than  1/2 of 1% occurs between valuation based on the amortized cost method and valuation based on market value, the Board of Trustees will take steps necessary to reduce such deviations. These steps may include selling portfolio instruments prior to maturity to realize capital gains or to shorten the average portfolio maturity, withholding or supplementing dividends, declaring additional dividends, reducing the number of a Fund’s outstanding shares without monetary consideration (redeeming shares in kind), utilizing an NAV determined by using available market quotations or investing all cash in instruments maturing on the next business day.

Valuation of the Equity Funds, the Income Funds, the Municipal Bond Funds and the Funds of Funds

Domestic equity securities listed on a U.S. or Canadian securities exchange shall be valued at the last sale price on the exchange on which the security is principally traded (the “primary exchange”) that is reported before the time when the net assets of the Funds are valued. Securities traded on more than one exchange shall be valued at the last sale price on the primary exchange. If there has been no sale on such primary exchange, then at the last sale price on the secondary exchange. If there has been no sale on the primary exchange or the secondary exchange on the valuation date, the security shall be valued at the mean of the latest bid and ask quotations as of the closing of the primary exchange. The value of securities listed on the NASDAQ Stock Market, Inc. shall generally be the NASDAQ Official Closing Price.

Generally, trading of foreign securities on most foreign markets is completed before the close in trading in U.S. markets. Additionally, trading on foreign markets may also take place on days on which the U.S. markets, and the Funds, are closed. The Funds have implemented fair value pricing on a daily basis for all non-U.S. and non-Canadian equity securities held by the Funds. The fair value pricing utilizes the quotations of an independent pricing service, unless the Adviser determines in accordance with procedures adopted by the Trustees, as discussed below that use of another fair valuation methodology is appropriate. To the extent that foreign equity securities are not fair valued utilizing quotations of an independent pricing service, such securities will be valued using the price of the last sale or official close of the primary exchange on which the security is purchased that is reported before the time when the net assets of the Funds are valued. If there has been no sale on the primary exchange on the valuation date, and the average of bid and ask quotations are less than or equal to the last sale price of local shares on the valuation date, the security shall be valued at the last sale price of the local shares. If the average of the bid and ask quotations on the primary exchange is greater than the last sale price of the local shares, the security shall be valued at the average of the closing bid and ask quotations of the foreign listed shares on the primary exchange.

For purposes of calculating NAV, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the prevailing market rates.

Futures, options and other derivatives are valued on the basis of available market quotations.

Securities of other open-end investment companies are valued at their respective NAVs.

Fixed income securities with a remaining maturity of 61 days or more are valued using market quotations available from and supplied daily by third party pricing services or brokers/dealers of comparable securities. It is anticipated that such pricing services and brokers/dealers will provide bid-side quotations. Short-term investments which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity if their original maturity when acquired by the Fund was more than 60 days.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the general supervision and responsibility of the Trustees. The Board of Trustees has established a Valuation Committee to assist the Board in its oversight of the valuation of the Funds’ securities. The Funds’ Administrator has established a Fair Valuation Committee (“FVC”) to (1) make fair value determinations in certain pre-determined situations as outlined in the procedures approved by the Board and (2) provide recommendations to the Board’s Valuation Committee in other situations. This FVC includes senior representatives from Funds management as well as the Funds’ investment adviser. Fair value situations could include, but are not limited to: (1) a significant event that affects the value of a Fund’s securities (e.g., news relating to natural disasters affecting an issuer’s operations or earnings announcements); (2) illiquid securities; (3) securities that may be defaulted or de-listed from an exchange and are no longer trading; or (4) any other circumstance in which the FVC believes that market quotations do not accurately reflect the value of a security.

ADDITIONAL INFORMATION REGARDING THE CALCULATION OF PER SHARE NET ASSET VALUE

The net asset value per share of each Fund is determined and its Shares are priced as of the times specified in the Prospectus for the applicable Fund and applicable Share class. The net asset value per share of each Fund’s Shares is calculated by determining the value of the respective Class’s proportional interest in the securities and other assets of the Fund, less (i) such Class’s proportional share of general liabilities and (ii) the liabilities allocable only to such Class, and dividing such amount by the number of Shares of the Class outstanding. The net asset value of a Fund’s various classes may differ from each other due to distribution and shareholder service related expenses applicable to various classes of shares of the Funds in varying amounts.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

All of the classes of Shares in each Fund are sold on a continuous basis by JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) (the “DISTRIBUTOR”), and the Distributor has agreed to use appropriate efforts to solicit all purchase orders.

In addition to purchasing Class A, Class B, Class C, Select Class, Institutional Class, Morgan, Premier, Agency, Capital, Reserve, Investor, and Ultra Shares directly from the Distributor, an investor may purchase such shares through a financial advisor, investment adviser, broker, financial planner, bank, insurance company, retirement or 401(k) plan administrator or others including various affiliates of JPMorgan Chase (each a “FINANCIAL INTERMEDIARY”) that has established a selling or servicing agreement with the Distributor. Questions concerning the eligibility requirements for each class of the Trust’s Shares may be directed to the Distributor at 1-800-480-4111(1-800-766-7722 for Capital, Institutional Class and Agency Shares of the money market funds). Sales loads for Trustees and other affiliates of the Funds are waived due to their familiarity with the Funds.

The JPMorgan Funds have established certain procedures and restrictions, subject to change from time to time, for purchase, redemption, and exchange orders, including procedures for accepting telephone instructions and effecting automatic investments and redemptions. The JPMorgan Funds may defer acting on a shareholder’s instructions until it has received them in proper form and in accordance with the requirements described in the Prospectuses.

An investor may buy shares in a Fund: (i) through a Financial Intermediary; or (ii) through JPMorgan Distribution Services, Inc. by calling JPMorgan Funds Services. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including affiliates of JPMorgan Chase that have entered into an agreement with the Distributor. Upon receipt of any instructions or inquiries by telephone from a shareholder or, if held in a joint account, from either party, or from any person claiming to be the shareholder, and confirmation that the account registration and address given by such person match those on record, a Fund or its agent is authorized, without notifying the shareholder or joint account parties, to carry out the instructions or to respond to the inquiries, consistent with the service options chosen by the shareholder or joint shareholders in his or their latest account application or other written request for services, including purchasing, exchanging, or redeeming shares of such Fund and depositing and withdrawing monies from the bank account specified in the Bank Account Registration section of the shareholder’s latest account application or as otherwise properly specified to such Fund in writing.

Exchanges

The exchange privileges described in the Prospectuses may be exercised only in those states where the Shares of the Fund or such other Fund may be legally sold.

The shareholder will not pay a sales charge for such exchange. The Funds reserve the right to limit the number of exchanges or to refuse an exchange. The Funds may discontinue this exchange privilege at any time.

Shares of a Fund may only be exchanged into another JPMorgan Fund if the account registrations are identical. All exchanges are subject to meeting any investment minimum or eligibility requirements. With respect to exchanges from any JPMorgan money market fund, shareholders must have acquired their shares in such money market fund by exchange from one of the JPMorgan non-money market funds or the exchange will be done at relative NAV plus the appropriate sales charge.

Any such exchange may create a gain or loss to be recognized for federal income tax purposes. Normally, shares of the Fund to be acquired are purchased on the redemption date, but such purchase may be delayed by either Fund for up to five business days if a Fund determines that it would be disadvantaged by an immediate transfer of the proceeds.

Purchases-in-Kind

The Funds may, at their own option, accept securities in payment for shares. The securities delivered in such a transaction are valued in the same manner as they would be valued for purposes of computing a Fund’s NAV, as described in the section entitled “Valuation.” This is a taxable transaction to the Shareholder. Purchases by means of in-kind contributions of securities will only be accepted if a variety of conditions are satisfied, including without limitation the following: (i) the securities must be traded on a public securities market or have quoted bid and asked prices available; (ii) the Fund’s Manager must determine that acceptance is in the best interest of the Fund and conforms with the applicable Fund’s fundamental objectives, policies and restrictions; and (iii) a Fund may not accept unregistered securities which, if transferred, would be required to be registered.

Subject to compliance with applicable regulations, each Fund has reserved the right to pay the redemption price of its shares, either totally or partially, by a distribution in-kind of readily marketable portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the NAV of the shares being sold. If a shareholder received a distribution in-kind, the shareholder could incur brokerage or other charges in converting the securities to cash. The Trust has not filed an election under Rule 18f-1 under the 1940 Act.

Redemptions

The Trust may suspend the right of redemption or postpone the date of payment for Shares during any period when:

(a)	trading on the New York Stock Exchange (the “EXCHANGE”) is broadly restricted by the applicable rules and regulations of the SEC;

(b)	the Exchange is closed for other than customary weekend and holiday closing;

(c)	the SEC has by order permitted such suspension; or

(d)	the SEC has declared a market emergency.

Redemption Fees

In general, shares of a Fund may be exchanged or redeemed at net asset value, less any applicable CDSC. However, shares of the High Yield Bond Fund, the International Equity Index Fund, and the Technology Fund held for less than 60 days are redeemable (or exchangeable) at a price equal to 98% of the then-current NAV per share, less any applicable CDSC. This 2% discount, referred to in the Funds’ prospectuses and this Statement of Additional Information as a redemption fee, directly affects the amount a Shareholder who is subject to the discount receives upon redemption or exchange. It is intended to offset the brokerage commissions, capital gains impact and administrative and other costs associated with fluctuations in fund asset levels and cash flow caused by short-term shareholder trading. The fee is not a deferred sales charges and is not a commission paid to JPMorgan Investment Advisors or its affiliates (excluding the Funds). JPMorgan Investment Advisors or its affiliates do not receive any portion of the redemption fee. The Funds reserve the right to modify the terms of or terminate this fee at any time.

The redemption fee will not be applied to (a) a redemption of shares of a Fund outstanding for 60 days (or 90 days, as applicable) or more, (b) a redemption of shares purchased through the reinvestment of dividends or capital gain distributions paid by a Fund, (c) shares redeemed as part of a termination of certain employer-sponsored retirement plans, (d) redemption of a employer-sponsored retirement plan’s entire share position with the Fund, (e) a redemption of shares by a balance forward qualified retirement plan, (f) a redemption by a mutual fund wrap fee program, or (g) shares redeemed on a systematic basis, including shares redeemed as a result of required minimum distributions under certain employer-sponsored retirement plans or IRAs or as part of a regular rebalancing program, such as a wrap program, or shares redeemed as part of a bona fide asset allocation program; provided, that the redemption fee may be charged in the event that the Distributor determines that such programs are being used as a market timing strategy. The redemption fee does not apply when a Fund exercises its right to liquidate accounts falling below the minimum account size or when a Fund redeems shares to collect an applicable sub-minimum account fee. The redemption fee will not apply to Class A shares obtained through operation of the conversion feature applicable to the Class B shares even if they are redeemed within 60 days of conversion. The Funds do not impose a redemption fee if the amount of such fee would be less than $50. Financial Intermediaries may have a lower minimum or no minimum for charging redemption fees.

Market timers may disrupt portfolio management and harm Fund performance. To the extent that the Fund is unable to effectively identify market timers or the Fund does not seek to identify market timers, long-term investors may be adversely affected. The Funds do not authorize market timing and, except for the Funds identified in the Prospectuses, use reasonable efforts to identify market timers and apply any applicable redemption fee. There is no assurance, however, that the Funds will be able to identify and eliminate all market timers. For example, certain accounts include multiple investors and such accounts typically provide the Funds with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Funds. The netting effect often makes it more difficult to identify accounts that should be charged a redemption fee and to collect any redemption fees owed to the Funds.

For purposes of calculating the redemption fee, shares purchased through the reinvestment of dividends or capital gain distributions paid by a Fund (“free shares”) will be treated as redeemed first. After a Shareholder’s free shares have been used up, shares will be redeemed on a first-in, first-out basis.

Applicability of Excessive Trading Limits and Redemption Fees to Funds of Funds Transactions.

For purposes of the application of the excessive trading limitations and the redemption fees, the Investor Balanced Fund, Investor Conservative Growth Fund, Investor Growth Fund and Investor Growth & Income Fund will be considered asset allocation programs within the stated exceptions to the excessive trading limits and the redemption fees.

Additional Information About Class B and Class C Shares.

The Distributor pays broker-dealers a commission of 4.00% of the offering price on sales of Class B Shares (excluding Class B Shares of the Short Duration Bond Fund, the Short Term Municipal Bond Fund, the Ultra Short Term Bond Fund and the Treasury & Agency Fund) a commission of 2.75% of the offering price on sales of Class B Shares of the Short Duration Bond Fund, the Short Term Municipal Bond Fund, the Ultra Short Term Bond Fund and the Treasury & Agency Fund, and a commission of 1.00% of the offering price on sales of Class C Shares other than the Short Duration Bond Fund, the Short Term Municipal Bond Fund, and the Ultra Short Term Bond Fund. The Distributor keeps the entire amount of any CDSC the investor pays.

The CDSC, however, will not be waived if a defined contribution plan redeems all of the shares that it owns on behalf of participants prior to the CDSC Period, as defined below.

A Fund may require medallion signature guarantees for changes that shareholders request be made in Fund records with respect to their accounts, including but not limited to, changes in bank accounts, for any written requests for additional account services made after a shareholder has submitted an initial account application to a Fund and in certain other circumstances described in the Prospectuses. A Fund may also refuse to accept or carry out any transaction that does not satisfy any restrictions then in effect. A medallion signature guarantee may be obtained from an approved bank, broker, savings and loan association or credit union under Rule 17Ad-15 of the Securities Exchange Act of 1934.

The Funds reserve the right to change any of these policies at any time and may reject any request to purchase shares at a reduced sales charge.

Investors may incur a fee if they effect transactions through a Financial Intermediary.

Systematic Withdrawal Plan

Systematic withdrawals may be made on a monthly, quarterly or annual basis. The applicable Class B or Class C CDSC will be deducted from those payments unless such payments are made:

(i) monthly and constitute no more than  1/12 of 10% of your then-current balance in a Fund each month; or

(ii) quarterly and constitute no more than  1/4 of 10% of your then-current balance in a Fund each quarter.

If you withdraw more than the limits stated above in any given systematic withdrawal payment, you will be charged a CDSC for the amount of the withdrawal over the limit for that month or quarter.

For accounts that allow systematic withdrawals only as a fixed dollar amount per month or quarter, the applicable Class B or Class C CDSC is waived provided that, on the date of the systematic withdrawal, the fixed dollar amount to be withdrawn, when multiplied by 12 in the case of monthly payments or by four in the case of quarterly payments, does not exceed 10% of your then-current balance in the Fund. If on any given systematic withdrawal date that amount would exceed 10%, you will be charged a CDSC on the entire amount of that systematic withdrawal payment. This calculation is repeated on each systematic withdrawal date.

For accounts that allow systematic withdrawals on a percentage basis, a Class B or Class C CDSC will be charged only on that amount of a systematic payment that exceeds the limits set forth above for that month or quarter.

Your current balance in a Fund for purposes of these calculations will be determined by multiplying the number of shares held by the then-current net asset value for shares of the applicable class.

Cut-Off Times for Purchase, Redemption and Exchange Orders

Orders to purchase, exchange or redeem shares accepted by the Funds, or by a Financial Intermediary authorized to accept such orders, by the cut-off times indicated in the Funds’ prospectuses will be processed at the NAV next calculated after the order is accepted by the Fund or the Financial Intermediary. Under a variety of different types of servicing agreements, Financial Intermediaries that are authorized to accept purchase, exchange and redemption orders from investors are permitted to transmit those orders that are accepted by the Financial Intermediary before the cut-off times in the various Prospectuses to the Funds by the cut-off times stated in those agreements, which are generally later than the cut-off times stated in the Prospectuses.

MANAGEMENT OF THE TRUST

Management Information

The names of the Trustees of the Funds, together with information regarding their year of birth, the year each Trustee became a Board member of the Trust, the year each Trustee first became a Board member of any of the Predecessor JPMorgan Funds (if applicable), principal occupations and other board memberships, including those in any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Securities Exchange Act”) or subject to the requirements of Section 15(d) of the Securities Exchange Act or any company registered as an investment company under the 1940 Act, are shown below. The contact address for each of the Trustees is 522 Fifth Avenue, New York, NY 10036.

Name (Year of Birth); Positions With the Funds (Since)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(1)	Other Directorships Held Outside Fund Complex
Independent Trustees
William J. Armstrong (1941); Trustee since 2005 Trustee of Predecessor JPMorgan Funds since 1987.	Retired; Vice President & Treasurer of Ingersoll-Rand Company (manufacturer of industrial equipment) (1972-2000).	110	None.

Roland R. Eppley, Jr. (1932); Trustee since 2005; Trustee of Predecessor JPMorgan Funds since 1989.	Retired-President & CEO, Eastern States Bankcard (1971-1988)	110	Director, Janel Hydro, Inc. (automotive) (1993-present).

John F. Finn (1947); Trustee since 1998.	President and Chief Executive Officer of Gardner, Inc. (wholesale distributor to outdoor power equipment industry) (1975-present).	110	Director, Cardinal Health, Inc. (CAH) (1994-present).

Dr. Matthew Goldstein (1941); Trustee since 2005; Trustee of Predecessor JPMorgan Funds since 2003.	Chancellor of the City University of New York (1999-present); President, Adelphi University (New York) (1998-1999).	110	Trustee of Bronx-Lebanon Hospital Center (1992-present); Director of New Plan Excel Realty Trust, Inc. (real estate investment trust) (2000-present); Director of Lincoln Center Institute for the Arts in Education (1999-present).

Robert J. Higgins (1945); Trustee since 2005; Trustee of Predecessor JPMorgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President-Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	110	Director of Providian Financial Corp. (banking) (2002-present).

Peter C. Marshall (1942); Trustee since 1985.	Self-employed business consultant (2002-present); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000-2002); President, DCI Marketing, Inc. (1992-2000).	110	None.

Marilyn McCoy (1948); Trustee since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	110	Director, Mather LifeWays (1994-present); Director, Carleton College (2003-present).

William G. Morton, Jr. (1937); Trustee since 2005; Trustee of Predecessor JPMorgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	110	Director of Radio Shack Corporation (electronics) (1987-present); Director of The National Football Foundation and College Hall of Fame (1994-present); Trustee of the Berklee College of Music (1998-present); Trustee of the Stratton Mountain School (2001-present).

Robert A. Oden, Jr. (1946); Trustee since 1997.	President, Carleton College (2002-present); President, Kenyon College (1995-2002).	110	Trustee, American University in Cairo.

Name (Year of Birth); Positions With the Funds (Since)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(1)	Other Directorships Held Outside Fund Complex
Fergus Reid, III (1932); Trustee (Chairman) since 2005. Trustee (Chairman) of Predecessor JPMorgan Funds since 1987.	Chairman of Lumelite Corporation (plastics manufacturing) (2003-present); Chairman and CEO of Lumelite Corporation (1985-2002).	110	Trustee of Morgan Stanley Funds (209 portfolios) (1995-present).

Frederick W. Ruebeck (1939); Trustee since 1990	Advisor, Jerome P. Green & Associates, LLC (broker-dealer) (2000-present); Investment Officer, Wabash College (2004-present); self-employed consultant (2000-to present); Director of Investments, Eli Lilly and Company (1988-1999).	110	Director, AMS Group (2001-present); Trustee, Wabash College Indianapolis (1988-present); Trustee, Seabury-Western Theological Seminary (1993-present); Chairman, Indianapolis Symphony Orchestra Foundation (1994-present).

James J. Schonbachler (1943); Trustee since 2001 Trustee of Predecessor JPMorgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	110	None.

Interested Trustee Leonard M. Spalding, Jr.* (1935); Trustee since 2005 Trustee of Predecessor JPMorgan Funds since 1998.	Retired; Chief Executive Officer of Chase Mutual Funds (1989-1998); President & Chief Executive Officer of Vista Capital Management (investment management); Chief Investment Executive of Chase Manhattan Private Bank (investment management)	110	None.

(1)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex which the Board of Trustees oversees includes seven registered investment companies (110 portfolios) as of the date of this SAI.

*	Mr. Spalding is deemed to be an “interested person” due to his ownership of JPMorgan Chase stock.

Each Trustee serves for an indefinite term, subject to the current retirement policy of the Trusts, which is age 73 for all Trustees, except Messrs. Reid and Eppley, for whom it is age 75. The Board of Trustee decides upon general policies and is responsible for overseeing the business affairs of the Trust.

The Funds’ executive officers (listed below) are generally employees of the Adviser or one of its affiliates. The officers conduct and supervise the business operations of the Funds. The officers hold office until a successor has been elected and duly qualified. The Funds have no employees.

The names of the officers of the Funds, together with their year of birth, information regarding their positions held with the Funds and principal occupations are shown below. The contact address for each of the officers, unless otherwise noted, is 522 Fifth Avenue, New York, NY 10036.

Name (Year of Birth); Positions Held with the Funds (Since)	Principal Occupations During Past 5 Years
George C.W. Gatch (1962); President (2004)	Managing Director, JPMIM, CEO and President of the J.P. Morgan and One Group Funds. An employee since 1986, Mr. Gatch leads the firm’s U.S. mutual fund and financial intermediary business. He was previously president and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank. Prior to working in Japan, Mr. Gatch established JPMIM’s sub-advisory and institutional mutual funds business. He has also held numerous positions throughout the firm in business management, marketing, and sales.

Robert L. Young (1963); Senior Vice President (2004)**	Chief Operating Officer, JPMorgan Funds (August 2004 to present) and One Group Mutual Funds from November 2001 until present. From October 1999 to present, Vice President and Treasurer, One Group Administrative Services, Inc., and Vice President and Treasurer, One Group Dealer Services, Inc.

Patricia A. Maleski (1960); Vice President and Chief Administrative Officer (2004)	Vice President, JPMIM; previously, Treasurer, JPMorgan Funds and Head of Funds Administration and Board Liaison. Prior to joining J.P. Morgan Chase & Co. in 2001, Ms. Maleski was the Vice President of Finance for the Pierpont Group, Inc., a service provider to the Board of Directors/Trustees of the JPMorgan Funds.

Name (Year of Birth); Positions Held with the Funds (Since)	Principal Occupations During Past 5 Years

Stephanie J. Dorsey (1969); Treasurer (2004)**	Director of Mutual Fund Administration, One Group Administrative Services, since 2004; Ms. Dorsey worked for Bank One Corporation (now known as JPMorgan Chase & Co.) from 2003 to 2004; prior to joining Bank One Corporation, she was a Senior Manager specializing in Financial Services audits at PricewaterhouseCoopers LLP from 1992 through 2002.

Stephen M. Benham (1959); Secretary (2005)	Vice President and Assistant General Counsel, JPMIM since 2004; Vice President (Legal Advisory) of Merrill Lynch Investment Managers, L.P. from 2000 to 2004; attorney associated with Kirkpatrick & Lockhart LLP from 1997 to 2000.

Elizabeth A. Davin (1964); Assistant Secretary (2004)**	From 2004 to present, Senior Counsel, JPMorgan Chase & Co.; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962); Assistant Secretary (2000)**	Various attorney positions for Bank One Corporation (now known as JPMorgan Chase & Co.) since 1990.

Nancy E. Fields (1949); Assistant Secretary (2000)**	From October 1999 to present, Director, Mutual Fund Administration, One Group Administrative Services, Inc. and Senior Project Manager, Mutual Funds, JPMorgan Dealer Services, Inc. From July 1999 to October 1999, Project Manager, JPMorgan, JPMorgan Investment Advisors Inc.

Avery P. Maher (1945); Assistant Secretary (2004)	Vice President and Assistant General Counsel, JPMIM since 2004; Second Vice President and Assistant Secretary of John Hancock Advisers, LLC, from 1992 to 2004.

Alaina V. Metz (1967); Assistant Secretary (1995)*	Vice President, BISYS Fund Services, Inc. since 1995.

Suzanne E. Cioffi (1967); Assistant Treasurer (2005)	Vice President, JPMIM, responsible for mutual fund financial reporting. During the past five years, Ms. Cioffi has overseen various fund accounting, custody and administration conversion projects for JPMIM.

Christopher D. Walsh (1965); Assistant Treasurer (2004)	Vice President, JPMIM; Mr. Walsh manages all aspects of institutional and retail mutual fund administration and vendor relationships within the mutual funds, commingled/ERISA funds, 3(c)(7) funds, hedge funds and LLC products. Prior to joining JPMorgan in 2000, he was a director from 1996 to 2000 of Mutual Fund Administration at Prudential Investments.

Stephen M. Ungerman (1953); Senior Vice President and Chief Compliance Officer (2004)	Vice President, JPMIM; previously, head of Fund Administration—Pooled Vehicles. Prior to joining J.P. Morgan Chase & Co. in 2000, he held a number of positions in Prudential Financial’s asset management business, including Associate General Counsel, Tax Director and Co-head of Fund Administration Department. Mr. Ungerman was also the Assistant Treasurer for all mutual funds managed by Prudential.

*	The contact address for the officer is 3435 Stelzer Road, Columbus, OH 43219.

**	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43271.

JPMorgan Investment Advisors is an “affiliated person” of the Trust within the meaning of that term under the 1940 Act. Certain individuals, who are also officers of the Trust in the Fund Complex, hold or have held positions with JPMorgan Investment Advisors as follows: Nancy E. Fields served as Project Manager, One Group, from July 1999 to October 1999.

Board of Trustees

Overall responsibility for management of the Trust rests with the Board of Trustees of the Trust who were elected by the Shareholders of the Trust. The 13 Trustees of the Trust are responsible for making major decisions about each Fund’s investment objectives and policies, but delegate the day-to-day administration of the Funds to the officers of the Trust.

Standing Committees of the Board.    There are five standing committees of the Board of Trustees. The members of the Audit Committee are Messrs. Armstrong (Chair), Eppley, Finn, Higgins and Ruebeck. The purposes of the Audit Committee are to: (i) appoint and determine compensation of the Funds’ independent accountants; (ii) evaluate the independence of the Funds’ independent accountants; (iii) oversee of the performance of the Funds’ audit, accounting and financial reporting policies, practices and internal controls; (iv) approve of non-audit services, as required by the statutes and regulations administered by the SEC, including the 1940 Act and the Sarbanes-Oxley Act of 2002; (v) oversee the quality and objectivity of the Funds’ independent audit and the financial statements of the Funds; (vi) determine the independence of the Funds’ independent accountants; and (vii) to act as a liaison between the Funds’ independent auditors and the full Board. The current Audit Committee was formed effective February 19, 2005. Prior to that time, the predecessor Audit Committee of the Trust was comprised of all of the members of the Board. The predecessor Audit Committee met four times during the fiscal year ended June 30, 2004.

The members of the Valuation and Compliance Committee are Ms. McCoy (Chair) and Messrs. Oden, Schonbachler and Spaulding. The primary purposes of the Valuation and Compliance Committee are to (i) assist the Board in its oversight of the valuation of the Funds’ securities by the Manager, as well as any sub-adviser; (ii) oversee the Funds’ compliance with legal and regulatory and contractual requirements and the Funds’ compliance policies and procedures; and (iii) consider the appointment, compensation and removal of the Funds’ Chief Compliance Officer. In instances in which the valuation procedures of the Funds require Board action, but it is impracticable or impossible to hold a meeting of the entire Board, the Committee will act in lieu of the full Board. The Valuation and Compliance Committee was formed effective February 19, 2005 and did not meet during the last fiscal year.

The members of the Governance Committee are Messrs. Reid (Chair), Goldstein, Marshall and Morton, who are each Independent Trustees of the JPMorgan Funds. The duties of the Governance Committee include, but are not limited to, (i) selection and nomination of persons for election or appointment as Trustees; (ii) periodic review of the compensation payable to the non-interested Trustees; (iii) establishment of non-interested Trustee expense policies; (iv) periodic review and evaluation of the functioning of the Board and its committees; (v) selection of independent legal counsel to the non-interested trustees and legal counsel to the Funds; (vi) oversight of ongoing litigation affecting the Funds, the Adviser or the non-interested trustees; (vii) oversight of regulatory issues or deficiencies affecting the Fund (except financial matters considered by the Audit Committee; and (viii) oversight and review of matters with respect to service providers to the Funds (except the Funds’ auditors). When evaluating a person as a potential nominee to serve as an Independent Trustee, the Governance Committee may consider, among other factors, (i) whether or not the person is “independent” and whether the person is other wise qualified under applicable laws and regulations to serve as a Trustee; (ii) whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of an Independent Trustee; (iii) the contribution that the person can make to the Board and the JPMorgan Funds, with consideration being given to the person’s business experience, education and such other factors as the Committee may consider relevant; (iv) the character and integrity of the person; (v) the desirable personality traits, including independence, leadership and the ability to work with the other members of the Board; and (vi) to the extent consistent with the 1940 Act, such recommendations from management as are deemed appropriate. The process of identifying nominees involves the consideration of candidates recommended by one or more of the following: current Independent Trustees, officers, shareholders and other sources that the Governance Committee deems appropriate. The Governance Committee will review nominees recommended to the Board by shareholders and will evaluate such nominees in the same manner as it evaluate nominees identified by the Governance Committee. The current Governance Committee was formed effective February 19, 2005 and did not meet during the last fiscal year.

Each member of the Board serves on the Investment Committee and Mr. Spalding acts as Chairperson. The Investment Committee has three sub-committees divided by asset type and different members of the Investment Committee serve on the sub-committee with respect to each asset type. For the Equity Funds, the sub-committee members are Messrs. Higgins (Chair), Finn and Morton and Ms. McCoy. For the Income Funds and the Municipal Bond Funds, the sub-committee members are Messrs. Ruebeck (Chair), Eppley, Oden and Schonbachler. For the Money Market Funds, the sub-committee members are Messrs. Goldstein (Chair), Armstrong and Marshall. The function of the Investment Committee and its sub-committees is to assist the Board in the oversight of the investment management services provided by the Adviser to the Funds, as well as any sub-adviser to the Funds. The full Board may delegate to the Investment Committee from time to time the authority to make Board level decisions on an interim basis when it is impractical to convene a meeting of the full Board. The primary purpose of each sub-committee is to receive reports concerning investment management topics, concerns or exceptions with respect to particular Funds that the sub-committee is assigned to oversee, and to facilitates the understanding by the Committee and the Board of particular issues related to investment management of Funds reviewed by the sub-committee. The Investment Committees were formed effective February 19, 2005 and did not meet during the last fiscal year.

Disinterested Trustee Positions.    During 2003 and 2004, Peter C. Marshall, Marilyn McCoy, Frederick W. Ruebeck, Robert A. Oden, Jr. and John Finn were also trustees for One Group Investment Trust, which has nine portfolios.

Ownership of Securities.    As of December 31, 2004, each of the Trustees beneficially owned shares of certain Funds of the Trust in the amounts shown below. These amounts do not include shares held through participation in the Fund Complex’s (which includes One Group Investment Trust) Deferred Compensation Plans.

Name of Trustee	Dollar Range of Equity Securities in the Funds of the Trust listed below+		Aggregate Dollar Range of Equity Securities in All Registered Investment Companies overseen by the Trustee in the Fund Complex+
Peter C. Marshall	None		0

Frederick W. Ruebeck	International Equity Index Fund	$100,000*	$100,000*

Robert A. Oden	None		0

John F. Finn	None		0

Marilyn McCoy	None		0

William J. Armstrong	None		$100,000*

William G. Morton, Jr. .	None		0

Ronald R. Eppley, Jr.	None		$100,000*

Robert J. Higgins	None		0

Matthew Goldstein	None		$50,000-$100,000

Leonard M. Spalding, Jr.	None		$100,000*

James J. Schonbachler	None		$50,000-$100,000

Fergus Reid III	None		$100,000*

+	Securities are valued as of 12/31/2004.
*	means greater than.

In addition to the foregoing, the following Trustees have deferred compensation balances through participation in the Deferred Compensation Plan for Trustees of One Group Mutual Funds and One Group Investment Trust (the “One Group Plan”). Under the One Group Plan, the Trustees were permitted to specify one or more of the funds of One Group Mutual Funds to measure the investment performance of the applicable Trustee’s deferred compensation account. The following table shows the name of the Trustee with deferred compensation balances under the One Group Plan, the current name of the Funds that were specified by such Trustees to measure investment performance, and the aggregate dollar range of deferred compensation balances, the performance of which is measured by the performance of funds in the complex, as of December 31, 2004.

Name of Trustee	As of December 31, 2004, Dollar Range of Equity Securities in the Funds of the Trust listed below used to Measure Investment Performance of Deferred Compensation Accounts

As of December 31, 2004,
Aggregate Dollar Range of
Equity Securities in All
Registered Investment
Companies overseen by the
Trustee in the Fund Complex
Used to Measure Investment
Performance of Deferred
Compensation Accounts

John F. Finn	Multi-Cap Market Neutral Fund Large Cap Value Fund Small Cap Value Fund Small Cap Growth Fund High Yield Bond Fund	*$100,000 $50,001-$100,000 *$100,000 *$100,000 $50,001-$100,000	*$100,000

Peter Marshall	Investor Growth Fund	*$100,000	*$100,000

Marilyn McCoy	Diversified Mid Cap Value Fund Diversified Mid Cap Growth Fund Small Cap Growth Fund High Yield Bond Fund Mortgage-Backed Securities Fund Small Cap Value Fund	$50,001-100,000 *$100,000 *$100,000 $50,001-$100,000 $50,001-$100,000 $50,001-$100,000	*$100,000

Robert Oden	Large Cap Growth Fund Equity Index Fund Core Bond Fund	$50,001-$100,000 $50,001-$100,000 $50,001-$100,000	*$100,000

Approval of Investment Advisory Agreements and Sub-Investment Advisory Agreement.    The investment advisory agreement with JPMorgan Investment Advisors and sub-advisory agreements with JPMorgan High Yield Partners LLC (“JPMHYP”) and Security Capital Research & Management Incorporated (“SC-R&M”) were formally considered by the Board of Trustees at meetings held in August 2004, which included detailed discussions held outside the presence of fund management and the Investment Advisers. In conducting its review, the Board of Trustees, all of whom are independent trustees for purposes of the 1940 Act, were advised by independent legal counsel. The review was conducted against the backdrop of consolidations of certain of the Funds with the JPMorgan Funds and Security Capital U.S. Real Estate Shares that were approved at the same August meeting. With these consolidations and the ongoing integration of the Funds and the JPMorgan Funds, extensive revisions of the investment advisory fees for the Funds (whether or not involved in the consolidations) have been proposed by the JPMorgan Investment Advisors. Under this proposal, advisory fees for certain Funds would decline as of February 19, 2005. Given the above-described circumstances, the Board considered the advisory agreement with respect to both the current fee structure (until February 19, 2005) and the adoption of the new fee structure (as of February 19, 2005). The Board’s review of the investment advisory and sub-advisory agreements addressed a variety of factors including: (1) the nature, quality and extent of services provided, including investment and shareholder service performance; (2) the competitiveness of the Funds’ fees, costs and expense ratios with those of comparable products; (3) possible economies of scale; (4) the profitability of JPMorgan Investment Advisors, JPMHYP and SC-R&M as compared to profitability of other advisers in the industry; and (5) other costs and benefits to JPMorgan Investment Advisors and its affiliates arising from the relationship with the Funds. In analyzing these factors, the Board reviewed and considered highly detailed expense and performance comparison information provided by Lipper Inc. (an independent provider of mutual fund data). These materials compared the expenses and performance of each Fund to a broad or general universe of funds and to a “peer group” of funds. The Board further reviewed staffing information, particularly the changes to JPMorgan Investment

Advisors’ equity management staff that have been made since the acquisition of that firm’s parent by JPMorgan Chase. The board also reviewed conflicts of interest, brokerage practices, and the impact of revenue sharing arrangements on JPMorgan Investment Advisors’ profitability. In connection with the Board’s analysis, JPMorgan Investment Advisors also provided information on employee compensation and performance-based bonuses for portfolio management staff.

As disclosed elsewhere in this Statement of Additional Information, JPMorgan Investment Advisors has arrangements by which brokers provide research to JPMorgan Investment Advisors in return for allocating brokerage to brokers. The Board also considered the costs and benefits to affiliates of JPMorgan Investment Advisors such as those associated with the assumption of duties as administrator to the Trust by JPMorgan Funds Management, Inc. (formerly One Group Administrative Services, Inc.). In addition, the Board considered was the business reputation and financial resources of JPMorgan Investment Advisors, BOHYP, SC-R&M and their ultimate corporate parent, JPMorgan Chase. Based on the Lipper material and the other information provided to the Board, the Board determined that the compensation payable under the Investment Advisory Agreement was fair and reasonable in light of the services provided by JPMorgan Investment Advisors and the expenses associated with providing such services, and such other matters as the Trustees considered to be relevant in the exercise of their reasonable business judgment.

JPMHYP serves as sub-advisor for the Core Plus Bond Fund and the High Yield Bond Fund. JPMHYP was formed as a limited liability company under an agreement between JPMorgan Investment Advisors and Pacholder Associates, Inc. (“Pacholder”). Under the limited liability company agreement, Pacholder is responsible for providing portfolio management services on behalf of JPMHYP. In evaluating the Sub-Investment Advisory Agreements with JPMHYP, the Board considered the experience, research methodology and portfolio management staffing provided by Pacholder in managing high yield assets including the quantitative and qualitative processes that JPMHYP uses to manage credit risks. The Board also considered the performance in the context of other large high yield bond funds. Additionally, the Board considered the process by which JPMorgan Investment Advisors oversees the activities of JPMHYP under the Sub-Investment Advisory Agreements. In addition, the Board considered the Lipper material as it relates to the High Yield Bond Fund and the Core Plus Bond Fund and the profitability of JPMHYP as compared to the profitability of other advisers in the industry, and other costs and benefits to JPMHYP arising from its relationship with the Funds. Based on this information, the Board determined that the compensation payable under the Sub-Advisory Agreement was fair and reasonable in light of the services provided by BOHYP and the expenses associated with providing such services, and such other matters as the Trustees considered to be relevant in the exercise of their reasonable business judgment.

At a September 30, 2004 meeting, the Board determined that SC-R&M will serve as investment adviser, rather than sub-advisor, for the U.S. Real Estate Fund (which had not yet commenced operations). Important in this decision was that SC-R&M, a Delaware corporation, is a direct, wholly-owned subsidiary of JPMorgan Investment Advisors. In evaluating the Investment Advisory Agreement with SC-R&M involved in this restructuring, the Board considered the regulatory advantages the structure would afford in the consolidation with Security Capital U.S. Real Estate Shares, a mutual fund advised by SC-R&M (i.e., the ability to solicit shareholder approval in a more efficient manner). The Board also considered the fact that SC-R&M’s wholly-owned subsidiary status meant that it would be subject to the supervision of JPMorgan Investment Advisors regardless of whether SC-R&M were investment adviser or sub-adviser. Moreover, the change in status provided a greater sense of continuity to shareholders of Security Capital U.S. Real Estate Shares and would not affect the experience, research methodology and portfolio management staffing provided by SC-R&M in managing real estate securities. Nor would the change in status affect the performance history of SC-R&M. In addition, the Board considered that the change would not affect the level of fees that investors in the U.S. Real Estate Fund would pay for investment advisory services—fees that the Board had reviewed with the assistance of Lipper material at its August 2004 meeting. The Board also considered the profitability of SC-R&M. Based on this information, the Board determined that the compensation payable under the Investment Advisory Agreement was fair and reasonable in light of the services provided by SC-R&M and the expenses associated with providing such services, and such other matters as the Trustees considered to be relevant in the exercise of their reasonable business judgment.

The Compensation Table below sets forth the total compensation to the Trustees from the Trust for the fiscal year ended June 30, 2004. Each Trustee is currently paid an annual fee of $122,000 for serving as Trustee of the Funds and the JPMorgan Funds Complex. Each is reimbursed for expenses incurred in connection with service as a Trustee. For his services as Chairman of the Board of Trustees of the JPMorgan Funds Complex, Mr. Reid is paid an additional $130,000. For his services as Vice Chairman of the Board of Trustees of the JPMorgan Funds Complex, Mr. Marshall is paid an additional $41,000. Committee Chairmen (other than Messrs. Reid and Marshall who do not receive separate compensation for service as committee Chairmen) are paid an additional $40,000 for their services as committee Chairmen. Committee Sub-Chairmen

(other than Messrs. Reid and Marshall who do not receive separate compensation for service as committee Sub-Chairmen) are paid an additional $20,000 for their services as committee Sub-Chairmen. The Trustees may hold various other directorships unrelated to the JPMorgan Funds Complex. The Funds will bear expenses related to administrative and staffing services provided to the Chairman, in lieu of establishing an office of the Chairman, in the amount of $6,000 per month.

COMPENSATION TABLE

Name of Person, Position	Aggregate Compensation From the Funds(1),(2)	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From the Fund Complex(3)
Peter C. Marshall, Trustee	$147,605	NA	NA	$149,500
Frederick W. Ruebeck, Trustee	$127,798	NA	NA	$129,500
Robert A. Oden, Jr., Trustee (4)	$114,727	NA	NA	$116,250
John F. Finn, Trustee (5)	$114,727	NA	NA	$116,250
Marilyn McCoy, Trustee (6)	$112,014	NA	NA	$113,500
William J. Armstrong	0	NA	NA	0
Roland R. Eppley, Jr.	0	NA	NA	0
Dr. Matthew Goldstein	0	NA	NA	0
Robert J. Higgins	0	NA	NA	0
William G. Morton, Jr.	0	NA	NA	0
Fergus Reid, III	0	NA	NA	0
James J. Schonbachler	0	NA	NA	0
Leonard M. Spalding, Jr.	0	NA	NA	0

(1)	Figures are for the Trust’s fiscal year ended June 30, 2004. For the fiscal year ending June 30, 2004, each trustee received one fee for services to both One Group Investment Trust and One Group Mutual Funds (collectively, the “Trusts”). The fee was allocated to each Trust on the basis of relative net assets. The amount reflected relates only to the fees allocated to the One Group Mutual Funds.

(2)	Pursuant to an Amended and Restated Deferred Compensation Plan for Trustees of One Group Mutual Funds and One Group Investment Trust (the “Plan”) adopted at the February 13, 2002 Board of Trustee’s meeting, the Trustees may defer all or a part of their compensation payable by the One Group Trusts. Under the Plan, the Trustees may specify Select Class Shares of one or more funds of One Group Mutual Funds to be used to measure the performance of a Trustee’s deferred compensation account. A Trustee’s deferred compensation account will be paid at such times as elected by the Trustee subject to certain mandatory payment provisions in the Plan (e.g., death of a Trustee).

(3)	For the fiscal year ended June 30, 2004, “Fund Complex” comprises the 51 Funds of One Group Mutual Funds and the nine Portfolios of One Group Investment Trust that were operational as of June 30, 2004. Compensation for the “Fund Complex” is for the fiscal year ended June 30, 2004. As of the fiscal year end, the Fund Complex only included One Group Mutual Funds and One Group Investment Trust. As a result, former trustees of Predecessor JPMorgan Funds listed in this table are shown as having not been compensated by the Fund Complex for the fiscal year ended June 30, 2004.

(4)	Includes $30,000 of deferred compensation.

(5)	Includes $114,727 of deferred compensation.

(6)	Includes $112,014 of deferred compensation.

INVESTMENT ADVISORS AND SUB-ADVISER

JPMorgan Investment Advisors Inc

Investment advisory services to each of the Trust’s Funds (except the U.S. Real Estate Fund and the International Equity Index Fund) are provided by JPMorgan Investment Advisors. JPMorgan Investment Advisors makes the investment decisions for the assets of the Funds it advises (except the High Yield Bond Fund and the high yield portion of the Core Plus Bond Fund which are sub-advised by JPMHYP). In addition, JPMorgan Investment Advisors continuously reviews, supervises and administers the Funds’ investment program, subject to the supervision of, and policies established by, the Trustees of the Trust. The Trust’s Shares are not sponsored, endorsed or guaranteed by, and do not constitute obligations or deposits of JPMorgan Chase, any bank affiliate of JPMorgan Investment Advisors or any other bank, and are not insured by the FDIC or issued or guaranteed by the U.S. government or any of its agencies.

On July 1, 2004, Bank One Corporation, the former indirect corporate parent of JPMorgan Investment Advisors, merged into J.P. Morgan Chase & Co. (now officially known as JPMorgan Chase & Co.). On that date, JPMorgan Investment Advisors became an indirect, wholly-owned subsidiary of JPMorgan Chase. The Distributor and Administrator of the Funds are also subsidiaries of JPMorgan Chase. JPMorgan Chase, a bank holding company organized under the laws of the State of Delaware, that was formed from the merger of J.P. Morgan & Co. Incorporated with and into The Chase Manhattan Corporation. JPMorgan Chase has a long history of offering a wide range of banking and investment services to customers throughout the United State and the world. The firm, through its predecessor companies, has been in business for over a century.

JPMorgan Investment Advisors represents a consolidation of the investment advisory staffs of a number of bank affiliates of the former Bank One Corporation, which have considerable experience in the management of open-end management investment company portfolios, including the Trust (formerly, The One Group and the Helmsman Funds) since 1985.

During the fiscal years ended June 30, 2002, 2003 and 2004, the Funds of the Trust (other than the U.S. Real Estate Fund) paid the following investment advisory fees to JPMorgan Investment Advisors and JPMorgan Investment Advisors voluntarily waived investment advisory fees as follows:

ADVISORY FEES

(in 000’s)

	Fiscal Year Ended June 30,
	2002		2003		2004
Funds	Net	Waived	Net	Waived	Net	Waived
Arizona Municipal Bond	$715	$89	$674	$84	$609	$76
Liquid Assets Money Market	$40,121	$3,761	$35,792	$3,355	$31,984	$1,739
Core Bond	$10,440	$6,197	$15,852	$9,129	$21,503	$11,397
Core Plus Bond	$5,975	$2,424	$5,744	$2,406	$6,049	$2,250
Diversified Mid Cap	$7,551	$111	$6,527	$81	$7,974	$96
Diversified Mid Cap Growth	$13,285	$1,538	$12,438	$1,187	$17,858	$154
Diversified Mid Cap Value	$10,384	$104	$9,868	$114	$12,889	$190
Equity Income	$4,307	$145	$3,165	$146	$3,414	$95
Equity Index	$3,272	$5,486	$2,526	$4,640	$3,475	$5,060
Government Bond	$3,786	$495	$4,177	$556	$4,009	$711
U.S. Government Money Market	$4,934	$0	$7,370	$—	$8,282	$—
High Yield Bond	$2,818	$527	$4,062	$710	$6,772	$1,162
Intermediate Bond	$5,466	$3,504	$6,749	$4,420	$7,680	$4,875
International Equity Index	$3,411	$33	$2,928	$49	$3,934	$84
Investor Balanced	$353	$12	$381	$—	$586	$—
Investor Conservative Growth	$132	$4	$175	$—	$293	$—
Investor Growth	$98	$250	$62	$248	$89	$354
Investor Growth & Income	$499	$26	$487	$—	$711	$—
Kentucky Municipal Bond	$603	$75	$604	$75	$526	$67

	Fiscal Year Ended June 30,
	2002		2003		2004
Funds	Net	Waived	Net	Waived	Net		Waived
Large Cap Growth	$17,117	$2,673	$11,317	$2,676	$15,685		$317
Large Cap Value	$10,244	$51	$8,123	$86	$10,424		$180
Louisiana Municipal Bond	$591	$300	$600	$304	$557		$280
Market Expansion Index	$41	$138	$95	$258	$457		$372
Multi-Cap Market Neutral (a)	NA	NA	$146	$88	$5,665		$1,689
Michigan Municipal Bond	$1,229	$162	$1,314	$168	$1,247		$161
Michigan Municipal Money Market	$541	$161	$418	$124	$340		$101
Mortgage-Backed Securities	$1,028	$606	$1,943	$1,232	$2,907		$1,822
Municipal Money Market	$4,939	$1,463	$4,693	$1,391	$3,872		$1,147
Ohio Municipal Bond	$894	$494	$1,034	$568	$1,035		$558
Ohio Municipal Money Market	$357	$50	$410	$51	$329		$37
Short Duration Bond	$2,667	$2,054	$3,711	$2,860	$4,294		$3,304
Short Term Municipal Bond	$713	$545	$1,485	$1,111	$1,966		$1,454
Small Cap Value	$3,997	$86	$4,816	$78	$6,976		$108
Small Cap Growth	$2,928	$41	$3,293	$11	$4,933		$—
Strategic Small Cap Value	NA	NA	NA	NA	NA	(b)	NA	(b)
Tax Free Bond	$2,495	$312	$2,479	$310	$2,228		$278
Municipal Income	$5,040	$630	$5,118	$640	$4,627		$578
Technology	$46	$346	$16	$243	$97		$257
Treasury & Agency	$454	$449	$523	$534	$443		$446
Ultra Short Term Bond	$1,568	$1,843	$4,215	$5,284	$5,420		$6,997
U.S. Treasury Plus Money Market	$25,458	$749	$23,043	$678	$18,785		$16
West Virginia Municipal Bond	$391	$49	$412	$58	$435		$61

(a)	As of June 30, 2002, the Fund had not commenced operations.

(b)	As of June 30, 2004, the Fund had not commenced operations.

(c)	Fees for the period from the commencement of operations to June 30, 2004.

All investment advisory services provided to the Funds by JPMorgan Investment Advisors are provided pursuant to an amended and restated investment advisory agreement dated August 12, 2004 (the “INVESTMENT ADVISORY AGREEMENT”). The Investment Advisory Agreement (and the Amended and Restated Sub-Investment Advisory Agreement for the Core Plus Bond Fund and the High Yield Bond Fund and the Investment Advisory Agreements for the U.S. Real Estate Fund and International Equity Index Fund described below, collectively, the “ADVISORY AND SUB-ADVISORY AGREEMENTS”) will continue in effect as to a particular Fund until November 30, 2005 for the Sub-Investment Advisory Agreements, October 31, 2005 for the Investment Advisory Agreement with JPMorgan Investment Advisors and October 31, 2006 for the Investment Advisory Agreements for the U.S. Real Estate and International Equity Index Fund and thereafter, if not terminated, from year to year, if such continuance is approved at least annually by the Trust’s Board of Trustees or by vote of a majority of the outstanding Shares of such Fund (as defined under “ADDITIONAL INFORMATION—Miscellaneous” in this Statement of Additional Information), and a majority of the Trustees who are not parties to the respective investment advisory agreements or interested persons (as defined in the 1940 Act) of any party to the respective investment advisory agreements by votes cast in person at a meeting called for such purpose. The Advisory and Sub-Advisory Agreements (other than the Investment Advisory Agreement for the U.S. Real Estate Fund which was approved by the Trust’s Board of Trustees on September 30, 2004) were approved by the Trust’s Board of Trustees at their quarterly meeting on August 12, 2004. The Advisory and Sub-Advisory Agreements may be terminated as to a particular Fund at any time on 60 days’ written notice without penalty by the Trustees, by vote of a majority of the outstanding Shares of that Fund, or by the Fund’s Advisor or Sub-Advisor as the case may be. The Advisory and Sub-Advisory Agreements also terminate automatically in the event of any assignment, as defined in the 1940 Act.

On August 12, 2004, the Board of Trustees of the Trust, including a majority of the Trustees of the Trust who are not interested persons of the Trust (as defined in the 1940 Act), approved an investment advisory agreement dated August 12, 2004 between JPMIM and the International Equity Index Fund (the “International Equity Index Fund Advisory Agreement”), at a meeting called, among other things, for the purpose of voting on the advisory agreement. Since the new investment advisory agreement was approved by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the International Equity Index Fund, JPMIM will replace JPMorgan Investment Advisors as the advisor to the International Equity Index Fund. on February 19, 2005 and will continue in effect until October 31, 2006, and thereafter, from year to year, if such continuance is approved at least annually by the Trust’s Board of Trustees or by vote of a majority of the outstanding Shares of the International Equity Index Fund (as defined under “ADDITIONAL INFORMATION—Miscellaneous” in this Statement of Additional Information), and a majority of the Trustees who are not parties to the respective investment advisory agreements or interested persons (as defined in the 1940 Act) of any party to the respective investment advisory agreements by votes cast in person at a meeting called for such purpose. The International Equity Index Fund Advisory Agreement may be terminated at any time on 60 days’ written notice without penalty by the Trustees, by vote of a majority of the outstanding Shares of that Fund, or by the Fund’s Adviser or Sub-Adviser as the case may be. The International Equity Index Fund Advisory Agreement also terminates automatically in the event of any assignment, as defined in the 1940 Act.

With respect to each class of Shares of the Funds other than the U.S. Government Money Market Fund, for the period beginning February 19, 2005 and ending October 31, 2006, JPMorgan Investment Advisors, JPMorgan Funds Management, Inc. and JPMorgan Distribution Services, Inc. have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses for the Funds as indicated below. For U.S. Government Money Market Fund, such contractual waivers and reimbursements shall be in effect for the period beginning February 19, 2005 through February 19, 2006. The last column in the table below shows the percentage fee that JPMorgan Investment Advisors is entitled to under the Investment Advisory Agreement starting February 19, 2005. The fee is based on the annual percentages of the average daily net assets of the Funds.

Funds	Class A	Class B	Class C	Select Class	Ultra	Advisory Fee
1. Arizona Municipal Bond Fund	0.88%	1.53%	1.53%	0.63%	NA	0.30%
2. Core Bond Fund	0.75%	1.46%	1.46%	0.60%	0.48%	0.30%
3. Core Plus Bond Fund	0.92%	1.57%	1.57%	0.67%	0.45%	0.30%
4. Diversified Mid Cap Fund	1.24%	1.99%	1.99%	0.99%	0.83%	0.65%
5. Diversified Mid Cap Growth Fund	1.24%	1.99%	1.99%	0.99%	0.89%	0.65%
6. Diversified Mid Cap Value Fund	1.24%	1.99%	1.99%	0.99%	0.84%	0.65%
7. Equity Income Fund	1.24%	1.99%	1.99%	0.89%	NA	0.40%
8. Equity Index Fund	0.60%	1.35%	1.35%	0.35%	NA	0.25%
9. Government Bond Fund	0.75%	1.48%	1.48%	0.55%	0.50%	0.30%
10. High Yield Bond Fund	1.15%	1.80%	1.80%	0.90%	0.81%	0.65%
11. Intermediate Bond Fund	0.83%	1.48%	1.48%	0.58%	0.48%	0.30%
12. International Equity Index Fund	1.18%	1.93%	1.93%	0.93%	NA	0.55%
13. Investor Balanced Fund	0.50%	1.25%	1.25%	0.25%	NA	0.05%
14. Investor Conservative Growth Fund	0.50%	1.25%	1.25%	0.25%	NA	0.05%
15. Investor Growth Fund	0.50%	1.25%	1.25%	0.25%	NA	0.05%
16. Investor Growth & Income Fund	0.50%	1.25%	1.25%	0.25%	NA	0.05%
17. Kentucky Municipal Bond Fund	0.88%	1.53%	1.53%	0.63%	NA	0.30%
18. Large Cap Growth Fund	1.24%	1.99%	1.99%	0.99%	0.80%	0.50%
19. Large Cap Value Fund	1.24%	1.99%	1.99%	0.99%	0.59%	0.40%
20. Louisiana Municipal Bond Fund	0.88%	1.53%	1.53%	0.63%	NA	0.30%
21. Market Expansion Index Fund	0.82%	1.57%	1.57%	0.57%	NA	0.25%
22. Multi-Cap Market Neutral Fund	1.75%	2.50%	2.50%	1.50%	NA	1.25%
23. Michigan Municipal Bond Fund	0.88%	1.53%	1.53%	0.63%	NA	0.30%
24. Mortgage-Backed Securities Fund	0.65%	NA	NA	0.40%	0.25%	0.35%
25. Municipal Income Fund	0.87%	1.52%	1.52%	0.62%	NA	0.30%
26. Ohio Municipal Bond Fund	0.88%	1.53%	1.53%	0.63%	NA	0.30%
27. Short Duration Bond Fund	0.80%	1.30%	1.30%	0.55%	0.44%	0.25%
28. Short Term Municipal Bond Fund	0.80%	1.30%	1.30%	0.55%	NA	0.25%
29. Small Cap Value Fund	1.25%	2.00%	2.00%	1.00%	0.86%	0.65%
30. Strategic Small Cap Value Fund	1.50%	2.25%	2.25%	1.25%	NA	0.65%
31. Tax Free Bond Fund	0.75%	1.44%	1.44%	0.58%	NA	0.30%
32. Technology Fund	1.55%	2.30%	2.30%	1.30%	NA	1.00%
33. Treasury & Agency Fund	0.70%	1.20%	1.20%	0.45%	NA	0.30%
34. Ultra Short Term Bond Fund	0.70%	1.20%	1.20%	0.45%	0.44%	0.25%
35. West Virginia Municipal Bond Fund	0.88%	1.53%	1.53%	0.63%	NA	0.30%

Fund	Class A	Class B	Class C	Select Class	Institutional Class	Advisory Fee
Small Cap Growth Fund	1.25%	2.00%	2.00%	1.00%	0.85%	0.65%

Funds	Reserve	Class B	Class C	Investor	Institutional Class	Morgan	Capital	Agency	Premier	Advisory Fee
1. U.S. Treasury Plus Money Market Fund	0.70%	0.97%	0.97%	0.51%	0.20%	0.59%	N/A	0.26%	0.45%	0.08%
2. Liquid Assets Money Market Fund	0.70%	0.97%	0.97%	0.51%	0.20%	0.59%	0.16%	0.26%	0.45%	0.08%
3. Municipal Money Market Fund	0.70%	N/A	N/A	N/A	0.20%	0.59%	N/A	0.26%	0.45%	0.08%
4. Ohio Municipal Money Market Fund	0.70%	N/A	N/A	N/A	N/A	0.59%	N/A	N/A	0.45%	0.08%
5. Michigan Municipal Money Market Fund	0.70%	N/A	N/A	N/A	N/A	0.59%	N/A	N/A	0.45%	0.08%
6. U.S. Government Money Market Fund	0.69%	N/A	N/A	N/A	0.20%	0.59%	0.14%	0.24%	0.39%	0.08%

In addition to the contractual waivers set forth above, JPMorgan Investment Advisors, JPMorgan Funds Management, Inc. and JPMorgan Distribution Services, Inc. have voluntarily agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses for Ultra Shares for the funds listed below. These waivers are voluntary and may be discontinued at any time without notice.

Ultra Shares—Voluntary Waivers
Name of Fund
Core Bond Fund	0.40%
Intermediate Bond Fund	0.40%
Short Duration Bond Fund	0.30%
Ultra Short Term Bond Fund	0.25%

The Advisory and Sub-Advisory Agreements provide that the respective Adviser or Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of the respective investment advisory agreements, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Adviser or Sub-Adviser in the performance of its duties, or from reckless disregard by it of its duties and obligations thereunder.

J.P. Morgan Investment Management Inc.

J.P. Morgan Investment Management Inc. (“JPMIM”), an affiliate of JPMorgan Investment Advisors, replaced JPMorgan Investment Advisors as the adviser to the International Equity Index Fund on February 19, 2005.

JPMIM will continuously review, supervise and administer the investment program of the International Equity Index Fund, subject to the supervision of, and policies established by, the Trustees of the Trust. JPMIM will make the investment decisions for the assets of the International Equity Index Fund, as more fully described in “Index Investing by the Equity Index, Market Expansion Index and International Equity Index Funds,” above.

Effective October 1, 2003, JPMIM became a wholly owned subsidiary of J.P. Morgan Fleming Asset Management Holdings, Inc., which is a wholly-owned subsidiary of JPMorgan Chase. Prior to October 1, 2003, JPMIM was a wholly-owned subsidiary of JPMorgan Chase. JPMIM is an investment adviser registered under the Investment Advisers Act of 1940, as amended. JPMIM acts as investment advisor to individuals, governments, corporations, employee benefit plans, labor unions and state and local governments, mutual funds and other institutional investors. JPMIM is located at 522 Fifth Avenue, New York, NY 10036.

The investment advisory services that JPMIM will provide to the International Equity Index Fund are not exclusive under the terms of the Advisory Agreement. JPMIM is free to and does render similar investment advisory services to others. JPMIM serves as investment adviser to personal investors and other investment companies and acts as fiduciary for trusts, estates and employee benefit plans. Certain of the assets of trusts and estates under management are invested in common trust funds for which JPMIM serves as trustee. The accounts that are managed or advised by JPMIM have varying investment objectives, and JPMIM invests assets of such accounts in investments substantially similar to, or the same as, those which are expected to constitute the principal investments of the International Equity Index Fund. Such accounts are supervised by employees of JPMIM who may also be acting in similar capacities for the International Equity Index Fund.

The International Equity Index Fund is managed by employees of JPMIM who, in acting for their customers, including the International Equity Index Fund, do not discuss their investment decisions with any personnel of JP Morgan Chase or any personnel of other divisions of JPMIM or with any of their affiliated persons, with the exception of certain other investment management affiliates of JPMorgan Chase which may execute transactions on behalf of the International Equity Index Fund.

No fees were paid to JPMIM by the International Equity Index Fund during the fiscal years ended June 30, 2002, 2003, and 2004.

The International Equity Index Fund Advisory Agreement provides that JPMIM shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of the respective investment advisory agreements, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of JPMIM in the performance of its duties, or from reckless disregard by it of its duties and obligations thereunder.

JPMorgan High Yield Partners LLC

JPMorgan High Yield Partners LLC (“JPMHYP”) serves as investment Sub-Adviser to the High Yield Bond Fund pursuant to an amended and restated sub-investment advisory agreement with JPMorgan Investment Advisors (the “HIGH YIELD INVESTMENT ADVISORY AGREEMENT”). JPMHYP was formed in June 1998 to provide investment advisory services related to high yield, high risk assets to various clients, including the High Yield Bond Fund. For its services during the period beginning October 29, 2004 and ending February 18, 2005, JPMHYP is entitled to a fee, which is calculated daily and paid monthly by JPMorgan Investment Advisors, equal to .70% of the High Yield Bond Fund’s average daily net assets. Beginning February 19, 2005, JPMHYP will be entitled to a fee, which is calculated daily and paid monthly by JPMorgan Investment Advisors, equal to .60% of the High Yield Bond Fund’s average daily net assets. For the fiscal years ended June 30, 2002, 2003, and 2004, respectively, JPMorgan Investment Advisors paid JPMHYP $2,858,960 ($486,500 of which was waived), $4,135,679 ($637,000 of which was waived), and $7,425,759.28 ($549,236.55 of which was waived), respectively, in sub-advisory fees with respect to the High Yield Bond Fund.

JPMHYP also serves as investment sub-advisor to the Core Plus Bond Fund pursuant to an amended and restated sub-investment advisory agreement with JPMorgan Investment Advisors (the “CORE PLUS BOND FUND ADVISORY AGREEMENT”). Under the Core Plus Bond Fund Advisory Agreement, JPMHYP provides a continuous investment program with respect to those assets of the Core Plus Bond Fund that are designated by JPMorgan Investment Advisors for investment in high yield assets (the “PORTFOLIO”). For its services, for the period beginning October 29, 2004 and ending February 18, 2005, JPMHYP is entitled to a fee, which is calculated daily and paid monthly, equal to .60% of the Portfolio’s average daily net assets. Beginning February 19, 2005, JPMHYP will be entitled to a fee, which is calculated daily and paid monthly, equal to .30% of the Portfolio’s average daily net assets. JPMHYP has agreed to waive a portion of the sub-advisory fee equal to the percentage of the investment advisory fee waived by JPMorgan Investment Advisors under the Investment Advisory Agreement between the Trust and JPMorgan Investment Advisors. For the fiscal years ended June 30, 2002, 2003 and 2004, JPMorgan Investment Advisors paid JPMHYP $304,684 ($120,456 of which was waived), $278,987 ($110,297 of which was waived), and $549,983.06 ($155,737.51 of which was waived), respectively, in sub-advisory fees with respect to the Core Plus Bond Fund.

JPMHYP is controlled by JPMorgan Investment Advisors and Pacholder Associates, Inc., an investment advisory firm which specializes in high yield, high risk, fixed income securities. On January 26, 2005, JPMorgan Investment Advisors, Pacholder and certain other parties entered in an agreement pursuant to which Pacholder will sell its entire interest in JPMHYP to JPMorgan Investment Advisors (the “Transaction”). The transaction, which is subject to customary closing conditions, is expected to close in the first quarter of 2005. At a shareholder meeting scheduled held on January 20, 2005, shareholders of the High Yield Bond Fund and the Core Plus Bond Fund approved the continuation of the High Yield Investment Advisory Agreement and the Core Plus Bond Investment Advisory Agreement in the event that JPMorgan Investment Advisors acquires the interest of Pacholder Associates, Inc. in JPMorgan High Yield Partners, LLC and a change of control results. As a result of such approval, the High Yield Investment Advisory Agreement and the Core Plus Bond Investment Advisory Agreement will continue in the event the transaction is consummated.

Security Capital Research & Management Incorporated

Security Capital Research & Management (“SC-R&M”) serves as Investment Adviser to the U.S. Real Estate Fund pursuant to an agreement with the Trust, on behalf of the U.S. Real Estate Fund (the “REAL ESTATE INVESTMENT ADVISORY AGREEMENT”). SC-R&M was formed in January 1995 to provide investment advisory services related to real estate assets to various clients, including the Predecessor U.S. Real Estate Fund. SC-R&M is a direct, wholly-owned subsidiary of JPMorgan Investment Advisors.

SC-R&M served as investment advisor to the Predecessor U.S. Real Estate Fund. Under the Advisory Agreement for the Predecessor U.S. Real Estate Fund, which was dated September 15, 2003 and went into effect on January 16, 2004 (the “Predecessor SC-R&M Advisory Agreement”), the Predecessor U.S. Real Estate Fund paid SC-R&M, monthly, an annual management fee in an amount equal to .60% of the average daily net asset value of the Predecessor Real Estate Fund’s shares. The fees were allocated to each class of shares based upon the relative proportion of the Predecessor Real Estate Fund’s net assets represented by that class. Pursuant to a separate agreement, SC-R&M had waived advisory fees and/or reimburse expenses to maintain the total operating expenses, other than brokerage fees and commissions, interest, taxes and other extraordinary expenses of the Predecessor Real Estate Fund at 1.35% of the value of the Predecessor Real Estate Fund’s average daily net assets, through the 2001 fiscal year. For the years ended December 31, 2001, 2002 and 2003, under former investment advisory agreements that were substantially identical to the Predecessor SC-R&M Advisory Agreement with respect to fees and services provided, SC-R&M earned $760,705, $1,213,922 and $1,468,106, respectively, net of waivers of $0, $0 and $0, respectively, for providing investment management services to the Predecessor Real Estate Fund.

SC-R&M will make the investment decisions for the assets of the U.S. Real Estate Fund. In addition, SC-R&M will review, supervise and administer the Fund’s investment program, subject to the supervision of, and policies established by, the Trustees.

With respect to each class of Shares of the Fund, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses as shown in the table below. The last column in the table below shows the percentage fee that SC-R&M is entitled to under the Investment Advisory Agreement. The fee is based on the annual percentage of the average daily net assets of the Fund.

	Class A	Class B	Class C	Select Class	Advisory Fee
U.S. Real Estate Fund
For the period February 19, 2005-October 31, 2006	1.18%	1.68%	1.68%	.93%	.60%

Investment Personnel Holdings

The following table indicates for each Fund the dollar range of shares beneficially owned by each portfolio manager and team leader who serves on a team that manages a Fund, as of December 31, 2004. For Funds that do not have a portfolio manager, this table shows the dollar range of Fund shares beneficially owned by other personnel who are involved in the management of the Fund. This table includes shares beneficially owned by such investment personnel through JPMorgan Investment Advisors’ deferred compensation plan and the JPMorgan Chase 401(k) plan.

Dollar Range of Shares in the Fund
Fund	Name	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	over $100,000
Arizona Municipal Bond Fund	David Sivinski	X
Core Bond Fund	Douglas Swanson					X
	Gary Madich					X
Core Plus Bond Fund	Ricardo Cippichio	X
	William Morgan	X
	Gary Madich					X
	Duane Huff		X
	Mark Jackson			X
	William Morgan	X
	Douglas Swanson				X
Diversified Mid Cap Fund	Silvio Tarca		X
Diversified Mid Cap Growth Fund	Christopher Mark Vyvyan Jones	X
	Timothy Parton	X
Diversified Mid Cap Value Fund	Jonathan Kendrew Llewelyn Simon	X
	Lawrence E. Playford	X

Dollar Range of Shares in the Fund
Fund	Name	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	over $100,000
Equity Income Fund	Jonathan Kendrew Llewelyn Simon	X
	Clare Hart	X
Equity Index Fund	Bala Iyer		X
Government Bond Fund	Michael Sais	X
	Douglas Swanson	X
	Gary Madich	X
*U.S. Government Money Market Fund	Christopher Mercy	X
	Nikol Miller	X
High Yield Bond Fund	William Morgan					X
	Douglas Swanson				X
	Gary Madich	X
	James P. Shanahan, Jr.	X
Intermediate Bond Fund	Douglas Swanson				X
	Gary Madich					X
International Equity Index Fund	Bala Iyer			X
Investor Balanced Fund	Bala Iyer	X
Investor Conservative Growth Fund	Bala Iyer	X
Investor Growth Fund	Bala Iyer	X
Investor Growth & Income Fund	Bala Iyer	X
Kentucky Municipal Bond Fund	David Sivinski	X
	Daniel Davies	X
	Gary Madich	X
Large Cap Growth Fund	Marc Baylin	X
	Giri Devulapally	X
Large Cap Value Fund	Bradford L. Frishberg	X
Liquid Assets Money Market Fund	John Tobin Doris Grillo Chris Tufts	X X X
Louisiana Municipal Bond Fund	David Sivinski	X
	Daniel Davies	X
	Gary Madich	X
Market Expansion Index Fund	Bala Iyer					X
X
Multi-Cap Market Neutral Fund	Bala Iyer					X
Michigan Municipal Bond Fund	David Sivinski	X
	Daniel Davies	X
	Gary Madich	X
Michigan Municipal Money Market Fund	Nicholas Kabieki Thomas Cary	X X
	Curtis White	X
Mortgage-Backed Securities Fund	Douglas Swanson					X
	Gary Madich	X
Municipal Money Market Fund	Nicholas Kabieki Thomas Cary	X X
	Curtis White	X
Ohio Municipal Bond Fund	David Sivinski					X
	Daniel Davies	X
	Gary Madich	X
Ohio Municipal Money Market Fund	Nicholas Kabieki Thomas Cary	X X
	Curtis White	X

Dollar Range of Shares in the Fund
Fund	Name	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	over $100,000
Short Duration Bond Fund	Ricardo Cippichio	X
	Douglas Swanson			X
	Gary Madich					X
Short Term Municipal Bond Fund	Kingsley Wood	X
	Gary Madich	X
Small Cap Value Fund	Dennis Ruhl[1] Christopher Blum[1]	X X
Small Cap Growth Fund	Eytan Shapiro	X
**Strategic Small Cap Value Fund	Dennis Ruhl[1] Christopher Blum[1]	X X
Tax Free Bond Fund	Kimberly Bingle	X
	Daniel Davies	X
	Gary Madich	X
Municipal Income Bond Fund	Kingsley Wood	X
	Daniel Davies	X
	Gary Madich	X
Technology Fund	T. Gary Liberman	X
Treasury & Agency Fund	Scott Grimshaw	X
	Gary Madich	X
	Douglas Swanson	X
Ultra Short Term Bond Fund	Michael Sais					X
	Douglas Swanson				X
	Gary Madich					X
Predecessor U.S. Real Estate Fund	Anthony R. Manno Jr.			X
	Kenneth D. Statz	X
	Kevin W. Bedell				X
	David E. Rosenbaun			X
U.S. Treasury Plus Money Market Fund	Christopher Mercy	X
	Nikol Miller	X
West Virginia Municipal Bond Fund	David Sivinski	X
	Daniel Davies	X
	Gary Madich	X

*	Due to the eligibility requirements for purchasing shares of these Funds, investment personnel typically do not own shares of these Funds.

**	As of the date of this Statement of Additional Information, the Fund has not commenced operations and is not open for investment.

[1]	As of December 31, 2004, these individuals were not portfolios managers and/or did not serve on the teams that were responsible for management of the Funds.

Code of Ethics

The Trust, JPMorgan Investment Advisors, JPMIM, JPMHYP, SC-R&M and JPMDS have each adopted codes of ethics under Rule 17j-1 of the 1940 Act.

The Trust’s code of ethics includes policies which require “access persons” (as defined in Rule 17j-1) to: (i) place the interest of Trust Shareholders first; (ii) conduct personal securities transactions in a manner that avoids any actual or potential conflict of interest or any abuse of a position of trust and responsibility; and (iii) refrain from taking inappropriate advantage of his or her position with the Trust or with a Fund. The Trust’s code of ethics prohibits any access person from: (i) employing any device, scheme or artifice to defraud the Trust or a Fund; (ii) making to the Trust or a Fund any untrue statement of a material fact or omitting to state to the Trust or a Fund a material fact necessary in order to make the statements made, in light of the circumstances under which they are made, not misleading; (iii) engaging in any act, practice, or course of business which operates or would operate as a fraud or deceit upon the Trust or a Fund; or (iv) engaging in any manipulative practice with respect to the Trust or a Fund. The Trust’s code of ethics permits personnel subject to the code to invest in securities, including securities that may be purchased or held by a Fund so long as such investment transactions are not in contravention of the above noted policies and prohibitions.

The code of ethics adopted by JPMorgan Investment Advisors, JPMIM, JPMHYP and SC-R&M (each an “investment adviser”) requires that all employees must: (i) place the interest of the accounts which are managed by the investment adviser first; (ii) conduct all personal securities transactions in a manner that is consistent with the code of ethics and the individual employee’s position of trust and responsibility; and (iii) refrain from taking inappropriate advantage of their position. Employees of each investment adviser are also prohibited from certain mutual fund trading activity including “excessive trading” of shares of a mutual fund as such term is defined in the applicable Fund’s Prospectuses or SAI and effecting or facilitating a mutual fund transaction to engage in market timing. The investment advisers’ code of ethics permits personnel subject to the code to invest in securities including securities that may be purchased or held by a Fund subject to certain restrictions. However, all employees are required to preclear securities trades (except for certain types of securities such as non-proprietary mutual fund shares and U.S. government securities).

JPMDS’s code of ethics requires that all employees of JPMDS must: (i) place the interest of the accounts which are managed by affiliates of JPMDS first; (ii) conduct all personal securities transactions in a manner that is consistent with the code of ethics and the individual employee’s position of trust and responsibility; and (iii) refrain from taking inappropriate advantage of their positions. Employees of JPMDS are also prohibited from certain mutual fund trading activity including “excessive trading” of shares of a mutual fund as such term is defined in the applicable Fund’s Prospectuses or SAI or effecting or facilitating a mutual fund transaction to engage in market timing. JPMDS’s code of ethics permits personnel subject to the code to invest in securities including securities that may be purchased or held by the Funds subject to the policies and restrictions in such code of ethics.

Portfolio Transactions

Pursuant to the Advisory and Sub-Advisory Agreements, the Managers determine, subject to the general supervision of the Board of Trustees of the Trust and in accordance with each Fund’s investment objective and restrictions, which securities are to be purchased and sold by each such Fund and which brokers are to be eligible to execute its portfolio transactions. Purchases and sales of portfolio securities with respect to the Money Market Funds, the Income Funds, and the Funds of Funds usually are principal transactions in which portfolio securities are purchased directly from the issuer or from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities generally include (but not in the case of mutual fund shares purchased by the Funds of Funds) a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers may include the spread between the bid and asked price. Transactions on stock exchanges (other than certain foreign stock exchanges) involve the payment of negotiated brokerage commissions. Transactions in the over-the-counter market are generally principal transactions with dealers. With respect to the over-the-counter market, the Trust, where possible, will deal directly with the dealers who make a market in the securities involved except in those circumstances where better price and execution are available elsewhere. While the Managers generally seeks competitive spreads or commissions, the Trust may not necessarily pay the lowest spread or commission available on each transaction, for reasons discussed below.

Allocation of transactions, including their frequency, to various broker-dealers is determined by the Managers, with respect to the Funds each serves, based on their best judgment and in a manner deemed fair and reasonable to Shareholders. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. Subject to this consideration, in selecting broker-dealers to execute a particular transaction, and in evaluating the best overall terms available, the Managers are authorized to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (“1934 Act”)) provided to the Funds and/or other accounts over which the Managers or their affiliates exercise investment discretion. The Managers may cause a Fund to pay a broker-dealer that furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that a Manager determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction and the overall responsibilities of the Managers to the Funds. Such brokerage and research services might consist of reports and statistics on specific companies or industries, general summaries of groups of bonds and their comparative earnings and yields, or broad overviews of the securities markets and the economy. Shareholders of the Funds should understand that the services provided by such brokers may be useful to the Managers in connection with their services to other clients.

Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by a Manager, as the case may be, and does not reduce the advisory fees payable to a Manager by the Funds. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised. Conversely, a Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or investment company.

In an effort to minimize the potential conflicts of interest that arise with the types of “soft-dollar” transactions described above:

•	JPMorgan Investment Advisors and SC-R&M do not enter into any new soft-dollar arrangements whereby a broker is paying for services; and

•	All of JPMorgan Investment Advisors’ soft-dollar arrangements that were in existence as of December 31, 2003 whereby a broker paid for services were terminated in 2004 as they were fulfilled and will not be renewed by JPMorgan Investment Advisors.

While JPMorgan Investment Advisors and SC-R&M do not have soft dollar arrangements for research services (such as Bloomberg or Factset). JPMorgan Investment Advisors will continue to have some soft-dollar arrangements for broker research, including research provided by third party brokers. Total elimination of soft dollar arrangements is presently impeded by the fact that many brokers do not assign a hard dollar value to the research they or another broker provide, but rather bundle the cost of such research into their commission structure. It is noted in this regard that some research that is available only under a bundled commission structure is particularly important to the investment process. This being the case, JPMorgan Investment Advisors will continue to have some soft dollar arrangements in place. Such arrangements will be limited to research and will be consistent with best execution. During the last fiscal year, JPMorgan Investment Advisors paid $175,137 to brokers for third party research.

In the last fiscal year, JPMorgan Investment Advisors and SC-R&M paid brokerage commissions to brokers who provided broker research including research provided by third party brokers to JPMorgan Investment Advisors. For the fiscal year ended June 30, 2004, total compensation paid to such brokers by the Funds (other than the Predecessor U.S. Real Estate Fund) amounted to $39,604,741. For the period ending December 31, 2004, total compensation paid to such brokers by the Predecessor U.S. Real Estate Fund amounted to $368,044.

Effective February 19, 2005, JPMIM serves as investment advisor to the International Equity Index Fund. Under JPMIM’s policy, “soft dollar” services refer to arrangements which fall within the safe harbor requirements of Section 28(e) of the Securities Exchange Act of 1934, as amended, which allow JPMIM to allocate client brokerage transactions to a broker-dealer in exchange for products or services which are research-related and enhance the investment decision-making process. JPMIM considers these soft dollar services to be either (1) market data services such as Bloomberg, Reuters, or Factset; or (2) third party research and publications such as UBS providing JPMIM with Gerson Lehrman research. The International Equity Index Fund will not participate in JPMIM’s soft dollar arrangements described above.

The Trust will not execute portfolio transactions through, acquire portfolio securities issued by, make savings deposits in, or enter into repurchase or reverse repurchase agreements with its investment advisors or their affiliates except as may be permitted under the 1940 Act, and will not give preference to correspondents of JPMorgan Chase subsidiary banks with respect to such transactions, securities, savings deposits, repurchase agreements, and reverse repurchase agreements.

During the last fiscal year, JPMorgan Investment Advisors utilized JPMorgan Securities, Inc. (“JPMSI”) to execute portfolio transactions for the Funds.

The SEC has granted two exemptive orders permitting the Funds to engage in certain principal transactions with JPMSI, now an affiliated broker. The first order permits each Fund to deal with JPMSI as principal in the purchase and sale of taxable money market instruments (including commercial paper, bankers acceptances and medium term notes) and repurchase agreements. The second order permits each Money Market Fund to deal with JPMSI as principal in the purchase and sale of tax exempt money market instruments (including tax exempt commercial bonds). The orders are subject to certain conditions. An affiliated person of a Fund may serve as its broker in listed or over-the-counter transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions.

In the fiscal years ended June 30, 2002, 2003 and 2004, each of the Funds of the Trust that paid brokerage commissions and the amounts paid for each year were as follows:

BROKERAGE COMMISSIONS

	Fiscal Year Ended June 30,
Fund	2002	2003	2004
Diversified Mid Cap	$1,069,766	$1,951,734	$2,832,614
Diversified Mid Cap Growth	$2,666,090	$4,539,154	$3,573,412
Diversified Mid Cap Value	$3,902,701	$6,064,487	$1,599,133
Equity Income	$329,209	$344,444	$229,607
Equity Index	$90,876	$100,531	$39,254
Government Bond	NA	NA	NA
High Yield Bond	$3,028	NA	$15,526
International Equity Index	$260,676	$390,932	$382,682
Large Cap Growth	$4,363,383	$4,605,187	$2,566,535
Large Cap Value	$4,775,920	$3,654,951	$1,427,641
Market Expansion Index	$76,939	$194,166	$386,157
Multi-Cap Market Neutral	NA	$576,340	$16,037,517
Municipal Income Bond	$15,737	NA	NA
Short Term Municipal Bond	$15,000	NA	$15,000
Small Cap Growth	$1,055,585	$2,254,737	$1,085,389
Small Cap Value	$1,456,912	$1,852,753	$1,486,399
Technology	$38,223	$55,938	$27,516
Ultra Short Term Bond	NA	NA	NA

	Fiscal Year Ended December 31,
Fund	2001	2002	2003
U.S. Real Estate	$415,859	$577,148	$588,509

As of June 30, 2004, certain Funds owned securities of their regular broker dealers (or parents) as shown below:

Fund	Name of Broker-Dealer	Value of Securities Owned
		(000’s)
Liquid Assets Money Market	Goldman Sachs Group, Inc.	$100,000
	Morgan Stanley & Co.	45,000
U.S. Treasury Plus Money Market	CS First Boston	400,000
Equity Income	Merrill Lynch & Co., Inc.	5,398
	Morgan Stanley & Co.	5,805
	Citigroup	16,274
Core Plus Bond	Bear Stearns	5,341
	Goldman Sachs Group, Inc.	4,555
	Lehman Brothers	5,956
	Morgan Stanley & Co.	6,611
	Merrill Lynch & Co., Inc.	4,816
	Countrywide	4,398
	CS First Boston	5,030
	Citigroup	5,241
Diversified Mid Cap Growth	Lehman Brothers	10,333
	Legg Mason, Inc.	38,741

Fund	Name of Broker-Dealer	Value of Securities Owned
		(000’s)
Short Duration Bond	Merrill Lynch & Co., Inc.	$5,868
	CS First Boston	7,908
	Bear Stearns	8,758
	Goldman Sachs Group, Inc.	6,609
	Lehman Brothers	13,867
	Morgan Stanley & Co.	9,420
	Countrywide	6,260
Equity Index	Bear Stearns	2,402
	Citigroup	65,306
	Countrywide	5,330
	Goldman Sachs Group, Inc.	12,340
	JP Morgan	21,925
	Lehman Brothers	5,659
	Merrill Lynch & Co., Inc.	14,087
	Morgan Stanley & Co.	15,752
Large Cap Value	State Street Bank & Trust Co.	28,841
	Goldman Sachs Group, Inc.	15,852
	Morgan Stanley & Co.	21,521
	Prudential Securities	22,574
U.S. Government Money Market	CS First Boston	100,000
	Citigroup	6,283
	Morgan Stanley & Co.	2,377
Ultra Short Term Bond	CS First Boston	32,146
	Merrill Lynch & Co., Inc.	174
	JP Morgan	2,953
	Morgan Stanley & Co.	34,669
	Bear Stearns	29,632
	Countrywide	162,331
	Lehman Brothers	14,584
	Goldman Sachs Group, Inc.	8,521
Intermediate Bond	CS First Boston	11,539
	Merrill Lynch & Co., Inc.	5,620
	JP Morgan	2,833
	Morgan Stanley & Co.	14,137
	Countrywide	26,194
	Lehman Brothers	2,286
	Goldman Sachs Group, Inc.	12,938
	State Street Bank & Trust Co.	34,056
	Citigroup	6,972
Large Cap Growth	Morgan Stanley & Co.	12,005
Small Cap Growth	State Street Bank & Trust Co.	21,032
	Morgan Stanley & Co.	23,238
	Citigroup	61,429
	Goldman Sachs Group, Inc.	250,000
	Morgan Stanley & Co.	396,946
Core Bond	Merrill Lynch & Co., Inc.	10,531
	Morgan Stanley & Co.	25,081
	Citigroup	26,959
	CS First Boston	20,257
	Countrywide	84,313
	Goldman Sachs Group, Inc.	24,550
	Bear Stearns	10,605
	Lehman Brothers	4,969
	State Street Bank & Trust Co.	3,963

Fund	Name of Broker-Dealer	Value of Securities Owned
		(000’s)
Mortgage-Backed Securities	Merrill Lynch & Co., Inc.	$1,914
	Citigroup	8,058
	Morgan Stanley & Co.	158
	Countrywide	20,209
	State Street Bank & Trust Co.	127,274
Multi-Cap Market Neutral	Bear Stearns	3,176
	Citigroup	3,128
	Countrywide	2,933
	Goldman Sachs Group, Inc.	3,734
	Merrill Lynch & Co., Inc.	2,762

Investment decisions for each Fund of the Trust are made independently from those for the other Funds or any other investment company or account managed by the Manager. Any such other investment company or account may also invest in the same securities as the Trust. When a purchase or sale of the same security is made at substantially the same time on behalf of a given Fund and another Fund, investment company or account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which the Manager or the Sub-Adviser of the given Fund believes to be equitable to the Fund(s) and such other investment company or account. In some instances, this procedure may adversely affect the price paid or received by a Fund or the size of the position obtained by a Fund. To the extent permitted by law, the Manager may aggregate the securities to be sold or purchased by it for a Fund with those to be sold or purchased by it for other Funds or for other investment companies or accounts in order to obtain best execution. As provided by the Investment Advisory and Sub-Advisory Agreements, in making investment recommendations for the Trust, the Manager will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by the Trust is a customer of the Manager or their parents or subsidiaries or affiliates and, in dealing with its commercial customers, the Manager and their respective parent, subsidiaries, and affiliates will not inquire or take into consideration whether securities of such customers are held by the Trust.

Administrator

JPMorgan Funds Management, Inc. (formerly known as One Group Administrative Services, Inc.), 1111 Polaris Parkway, Columbus, Ohio 43240, serves as administrator for the Trust (“JPMFM” or the “ADMINISTRATOR”). JPMFM is an affiliate of JPMorgan Investment Advisors, and an indirect wholly-owned subsidiary of JPMorgan Chase.

The Administrator performs or supervises all operations of each Fund it serves (other than those performed under the Advisory Agreement, the Global Custody and Fund Accounting Agreement and the Transfer Agency Agreement for that Fund). Under the Administration Agreement, the Administrator has agreed to maintain the necessary office space for the Funds, and to furnish certain other services required by the Funds with respect to each Fund. The Administrator prepares annual and semi-annual reports to the SEC, prepares federal and state tax returns, and generally assists in all aspects of the Trust’s operations other than those performed under the Advisory Agreement, the Global Custody and Fund Accounting Agreement and the Transfer Agency Agreement. Under the Administration Agreement, the Administrator may, at its expense, subcontract with any entity or person concerning the provision of services under the Administration Agreement.

Unless sooner terminated, the Administration Agreement between the Trust and the Administrator will continue in effect through October 31, 2005. Thereafter, if not terminated, the Administration Agreement will continue automatically for successive one year terms, provided that such continuance is specifically approved at least annually by the vote of a majority of those members of the Trust’s Board of Trustees who are not parties to the Administration Agreement or interested persons of any such party. The Administration Agreement may be terminated without penalty, on not less than 60 days prior written notice, by the Trust’s Board of Trustees or by the Administrator. The termination of the Administration Agreement with respect to one Fund will not result in the termination of the Administration Agreement with respect to any other Fund.

The Administrator is entitled to a fee for its services, which is calculated daily and paid monthly, at the annual rates specified below for the Funds as follows:

Effective February 19, 2005, compensation for each of the Funds of Funds is at annual rates as follows: 0.10% of the Fund’s average daily net assets on the first $500 million in Fund assets; 0.075% of the Fund’s average daily net assets between

$500 million and $1 billion and 0.05% of the Fund’s average daily net assets in excess of $1 billion. Compensation for each of the Money Market Funds shall be at annual rates as follows: 0.10% of the first $100 billion of average daily net assets of all money market funds in the JPMorgan Funds Complex and 0.05% of average daily net assets over $100 billion. Compensation for each of the Funds other than the Fund of Funds and the Money Market Funds shall be at annual rates as follows: 0.15% of the first $25 billion of average daily net assets of such funds in the JPMorgan Funds Complex and 0.075% of average daily net assets of all such funds over $25 billion.

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or any loss suffered by the Funds in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith, or negligence in the performance of its duties, or from the reckless disregard by it of its obligations and duties thereunder.

Prior to February 19, 2005, the Administrator was entitled to the following compensation, for its services, which is calculated daily and paid monthly for each of the Funds other than the U.S. Government Money Market Fund and the Funds of Funds: Compensation for each of the Funds other than the U.S. Government Money Market Fund and the Funds of Funds shall be at annual rates of the Fund’s average daily net assets as follows: twenty one-hundredths of one percent (.20%) of amounts included in that portion of the aggregate daily net assets of all Funds other than the U.S. Government Money Market Fund and the Funds of Funds subject to the Administration Agreement equal to or less than $1,500,000,000; eighteen one-hundredths of one percent (.18%) of amounts included in the portion of the aggregate daily net assets of all Funds other than the U.S. Government Money Market Fund and the Funds of Funds subject to the Administration Agreement between $1,500,000,000 and $2,000,000,000; and sixteen one-hundredths of one percent (.16%) of amounts included in that portion of the aggregate daily net assets of all Funds other than the U.S. Government Money Market Fund and the Funds of Funds subject to the Administration Agreement in excess of $2,000,000,000. The fees pertaining to each Fund other than the U.S. Government Money Market Fund or the Funds of Funds shall be computed daily in amounts strictly proportionate to the amount of the Fund’s average daily net assets as a percentage of the aggregate daily net assets of all Funds other than the U.S. Government Money Market Fund and the Funds of Funds subject to this Agreement, and shall be paid periodically.

Through February 18, 2005, compensation for the U.S. Government Money Market Fund was at the following annual rates: five one-hundredths of one percent (.05%) of the Fund’s average daily net assets. The fees pertaining to the U.S. Government Money Market Fund was computed daily and paid periodically.

Through February 18, 2005, compensation for each of the Fund of Funds was at annual rates as follows: ten one-hundredths of one percent (.10%) of the Fund’s average daily net assets on the first $500,000,000 in Fund assets; seven and one-half one-hundredths of one percent (.075%) of the Fund’s average daily net assets between $500,000,000 and $1,000,000,000 and five one-hundredths of one percent (.05%) of the Fund’s average daily net assets in excess of $1,000,000,000.

The Trust paid fees for administrative services to JPMorgan Funds Management, Inc. as Administrator for the fiscal years ended June 30, 2004, 2003, and 2002 as follows:

	Fiscal Year Ended June 30,
	2002		2003		2004
Fund	Waived	Net	Waived	Net	Waived	Net
Arizona Municipal Bond	$—	$288,070.67	$—	$271,839	$—	$245,655
Core Bond	$142,596.79	$4,472,661.38	$180,144	$6,537,655	$195,286	$8,648,852
Core Plus Bond	$22,284.78	$2,257,881.59	$49,009	$2,142,771	$87,620	$2,143,448
Diversified Mid Cap	$56,182.65	$1,670,215.70	$40,927	$1,400,034	$47,910	$1,711,151
Diversified Mid Cap Growth	$72,581.80	$3,285,883.06	$79,861	$2,924,711	$77,072	$3,995,533
Diversified Mid Cap Value	$52,292.46	$2,287,896.23	$57,570	$2,119,289	$95,223	$2,780,098
Equity Income	$9,833.97	$970,395.20	$7,874	$713,959	$4,127	$760,665
Equity Index	$1,820,448.39	$4,708,711.40	$1,409,769	$2,444,082	$480,599	$4,108,294
Government Bond	$12,120.33	$1,534,367.49	$18,886	$1,678,266	$13,878	$1,677,853
U.S. Government Money Market	$—	$3,084,017.44	$—	$4,606,108	$—	$5,175,914
High Yield Bond	$20,462.33	$719,501.43	$37,300	$989,314	$55,280	$1,651,032
Intermediate Bond	$32,938.17	$2,411,532.68	$69,691	$2,933,786	$106,394	$3,268,575
International Equity Index	$16,750.44	$1,009,978.21	$24,944	$848,662	$41,887	$1,136,394
Investor Balanced	$—	$672,912.55	$—	$697,228	$—	$958,431
Investor Conservative Growth	$—	$271,795.91	$—	$349,738	$—	$564,010
Investor Growth	$298,882.09	$646,628.42	$356,965	$233,159	$283,077	$506,086
Investor Growth & Income	$19,557.16	$898,474.15	$—	$852,267	$—	$1,085,990
Kentucky Municipal Bond	$3.90	$243,133.98	$4	$243,460	$899	$211,547
Large Cap Growth	$92,732.50	$4,514,033.77	$66,380	$3,022,757	$120,770	$3,452,917
Large Cap Value	$25,861.61	$2,244,845.40	$43,194	$1,746,623	$90,339	$2,222,042
Louisiana Municipal Bond	$1,822.07	$239,665.05	$1,428	$241,536	$550	$224,467
Market Expansion Index	$28,783.00	$82,489.49	$4,740	$158,893	$9,128	$372,513
Michigan Municipal Bond	$4,174.13	$498,547.38	$1,903	$529,458	$281	$504,401
Michigan Municipal Money Market	$—	$323,645.34	$—	$249,848	$—	$203,059
Mortgage-Backed Securities	$212,630.38	$752,932.31	$153,923	$1,309,675	$75,492	$2,103,671
Multi-Cap Market Neutral (b)	NA	NA	$—	$30,251	$—	$948,832
Municipal Money Market	$—	$2,950,365.17	$—	$2,804,518	$—	$2,313,320
Ohio Municipal Bond	$4,578.72	$373,230.15	$4,545	$426,394	$187	$428,075
Ohio Municipal Money Market	$—	$218,901.53	$—	$247,606	$—	$196,636
Liquid Assets Money Market	$—	$20,223,388.55	$—	$18,047,063	$—	$15,541,489
U.S. Real Estate (a)	NA	NA	NA	NA	NA	NA
Short Duration Bond	$4,882.91	$1,269,235.11	$7,771	$1,759,331	$7,074	$2,042,538
Short Term Municipal Bond	$—	$338,194.42	$—	$698,150	$—	$919,550
Small Cap Growth	$13,245.93	$647,270.70	$5,345	$715,010	$—	$1,075,186
Small Cap Value	$25,457.66	$890,012.92	$33,389	$1,033,787	$54,313	$1,489,730
Strategic Small Cap Value (a)	NA	NA	NA	NA	NA	NA
Tax Free Bond	$—	$1,006,175.67	$—	$999,884	$—	$898,300
Municipal Income	$—	$2,032,527.93	$—	$2,064,424	$—	$1,865,519
Technology	$2,647.09	$63,207.88	$3,050	$39,651	$1,816	$55,269
Treasury & Agency	$6,930.13	$364,316.73	$3,290	$423,213	$1,198	$357,133
Ultra Short Term Bond	$451,713.86	$1,000,388.10	$229,315	$2,557,249	$112,076	$3,529,392
U.S. Treasury Plus Money Market	$—	$12,077,860.51	$—	$10,935,204	$—	$8,664,500
West Virginia Municipal Bond	$142.33	$157,675.59	$628	$165,084	$3,443	$174,551

(a)	As of June 30, 2004, the Fund had not commenced operations.

(b)	Fees for the period from the commencement of operations to June 30, 2003.

Predecessor U.S. Real Estate Fund—Administrators, Predecessor Administrators and Sub-Administrators

For the period from January 22, 2005 through February 18, 2005 (the closing date of the merger of the Predecessor U.S. Real Estate Fund with the U.S. Real Estate Fund), JPMorgan Funds Management, Inc. served as administrator to the Predecessor U.S. Real Estate Fund pursuant to an administration agreement (the “Stub Period Agreement”). The Stub Period Agreement provided that JPMorgan Funds Management would assist in supervising all operations of the Fund (other than those performed under the investment advisory agreement, the custodian and fund accounting agreement and the transfer agency agreement). The Stub Period Agreement further provided that JPMorgan Funds Management would, among other services identified in the Stub Period Agreement, prepare annual and semi-annual reports to the SEC including the financial statements contained therein, prepare various filings required by the federal securities laws, prepare federal and state tax returns, and generally assist in all aspects of the Predecessor U.S. Real Estate Fund’s operations other than those performed under the investment advisory agreement, the custodian and fund accounting agreement and the transfer agency agreement. Under the Stub Period Agreement, JPMorgan Funds Management was permitted to, at its expense, subcontract with any entity or person concerning the provision of services under the Stub Period Agreement.

The Stub Period Agreement provided that JPMorgan Funds Management would not be liable for any error of judgment or mistake of law or any loss suffered by the Predecessor U.S. Real Estate Fund in connection with the matters to which the Stub Period Agreement relates, except a loss resulting from willful misfeasance, bad faith, or negligence in the performance of its duties, or from the reckless disregard by it of its obligations and duties thereunder.

For the period of January 22, 2005 through February 18, 2005, JPMorgan Funds Management, was entitled to a fee for its services under the Stub Period Agreement, which was calculated daily and paid monthly, at the annual rate of the Predecessor U.S. Real Estate Fund’s average daily net assets as follows: twenty one-hundredths of one percent (.20%) of amounts included in that portion of the aggregate daily net assets of (1) all series of One Group Mutual Funds other than the One Group Institutional Money Market Funds and the One Group Investor Funds and (2) the Predecessor U.S. Real Estate Fund (together referred in the Agreements as the “Multiple Class Funds”) equal to or less than $1,500, 000,000; eighteen one-hundredths of one percent (.18%) of amounts included in the portion of the aggregate daily net assets of all Multiple Class Funds between $1,500,000,000 and $2,000,000,000; and sixteen one-hundredths of one percent (.16%) of amounts included in that portion of the aggregate daily net assets of all Multiple Class Funds in excess of $2,000,000,000. However, JPMorgan Funds Management agreed to waive its fee under the Stub Period Agreement to the extent necessary for the Fund to be charged an effective rate of no more than 0.10% of the Fund’s average daily net assets. The fees pertaining to each Multiple Class Fund were computed daily in amounts strictly proportionate to the amount of the Multiple Class Fund’s average daily net assets as a percentage of the aggregate daily net assets of all Multiple Class Funds. Such compensation was calculated and accrued daily, and paid to the Administrator on the first business day of each month, or at such times(s) as the Administrator requested and the parties thereto agreed.

No fees were paid to JPMorgan Fund Management by the Predecessor U.S. Real Estate Fund during such fund’s fiscal years ended December 31, 2001, 2002, and 2003.

Prior to January 22, 2005, SC-R&M served as administrator pursuant to a fund administration and accounting agreement with the Predecessor U.S. Real Estate Fund (the “Security Capital Administration Agreement”) under which SC-R&M performed certain administrative functions for the Fund, including, but not limited to, (i) providing office facilities and the services of a principal financial officer; (ii) furnishing statistical and research data, clerical services and stationery and office supplies; (iii) keeping and maintaining all financial accounts and required records (other than those required to be maintained by the Predecessor U.S. Real Estate Fund’s Custodian and Transfer Agent); (iv) computing and transmitting to the appropriate service the Predecessor U.S. Real Estate Fund’s net asset value, net income and net capital gain (loss) in accordance with the Predecessor U.S. Real Estate Fund’s Prospectus and resolutions of its Board of Directors; (v) compiling data for and preparing required reports and notices to shareholders of record; (vi) compiling data for, preparing for execution and filing all reports of other documents, including tax returns, required by federal, state and other applicable laws and regulations (other than those required to be filed by the Predecessor U.S. Real Estate Fund’s Custodian or Transfer Agent); (vii) assisting in developing and monitoring compliance procedures for the Predecessor U.S. Real Estate Fund and any class or series thereof; (viii) determining, together with the Predecessor U.S. Real Estate Fund’s Board of Directors, the jurisdictions in which the Predecessor U.S. Real Estate Fund’s shares should be registered or qualified for sale and, in connection therewith, being responsible for the registration for sale and maintenance of the registrations of shares for sale under the securities laws of any state; (ix) providing financial data requested by the Predecessor U.S. Real Estate Fund and its outside counsel; (x) performing such other duties related to the administration of the Predecessor U.S. Real Estate Funds operations as reasonably requested by the Board of Directors, from time to time; and (xi) assisting in the monitoring of regulatory and legislative developments which may affect the Predecessor U.S. Real Estate Fund and, in response to such developments, counseling and assisting the Predecessor U.S. Real Estate Fund in routine regulatory examinations or investigations of the Predecessor U.S. Real Estate Fund and working with outside counsel to the Predecessor U.S. Real Estate Fund in connection with regulatory matters or litigation.

The Predecessor U.S. Real Estate Fund retained State Street Bank and Trust Company as sub-administrator (the “Sub-Administrator”) under a sub-administration agreement (the “Security Capital Sub-Administration Agreement”).

Under the Security Capital Sub-Administration Agreement, the Sub-Administrator assumed responsibility for performing certain of the foregoing administrative functions, including overseeing the determination and publication of the net asset value of the Predecessor U.S. Real Estate Fund’s shares, maintaining certain of the Fund’s books and records that were not maintained by SC-R&M as investment adviser, or by the Custodian or Transfer Agent, preparing financial information for the Fund’s income tax returns, proxy statements, semi-annual and annual shareholders reports, and SEC filings, and responding to certain shareholder inquiries. Under the terms of the Security Capital Sub-Administration Agreement, the Predecessor U.S. Real Estate Fund paid the Sub-Administrator a monthly administration fee at the annual rate of .08% of the first $750 million, .06% of the next $250 million and .04% of the Predecessor U.S. Real Estate Fund’s average daily net assets over $1 billion, subject to an additional $7,500 annual fee for each class of shares excluding the first class and subject to an average annual minimum fee of $85,000 per investment portfolio, lesser minimum fees for each additional investment portfolio and subject to other fees that may be applicable.

From January 1, 2001 to December 31, 2001 the sub-administrator earned $169,536 for providing sub-administration services to the Predecessor U.S. Real Estate Fund and a former series of Security Capital European Real Estate shares (“SC-EUROPEAN”). From January 1, 2002 to December 31, 2002 the sub-administrator earned $189,610 for providing sub-administrative services to the Predecessor U.S. Real Estate Fund and SC-EUROPEAN. From January 1, 2003 to December 31, 2003, the sub-administrator earned $219,163 for providing sub-administrative services to the Predecessor U.S. Real Estate Fund and SC-EUROPEAN.

Under the Security Capital Administration Agreement, SC-R&M remained responsible for monitoring and overseeing the performance by the Sub-Administrator of its obligations to the Fund under the Sub-Administration Agreement, subject to the overall authority of the Predecessor U.S. Real Estate Fund’s Board of Directors. For its services under the Administration Agreement, SC-R&M received a monthly fee from the Predecessor U.S. Real Estate Fund at the annual rate of .02% of the value of the Fund’s average daily net assets. For the period of January 1, 2001 through December 31, 2001, SC-R&M earned $27,537 for providing services to the Predecessor U.S. Real Estate Fund and SC-EUROPEAN, for the period January 1, 2002 through December 31, 2002 SC-R&M earned $42,954 for providing services to the Predecessor U.S. Real Estate Fund and SC-EUROPEAN, and for the period January 1, 2003 through December 31, 2003, SC-R&M earned $51,093 for providing services to the Predecessor U.S. Real Estate Fund and SC-EUROPEAN.

Distributor and Predecessor Distributor

Effective April 1, 2002, JPMorgan Distribution Services, Inc. (formerly known as One Group Dealer Services, Inc.), 1111 Polaris Parkway, Columbus, Ohio (“JPMDS” or the “DISTRIBUTOR”), began serving as distributor to each Fund of the Trust pursuant to a Distribution Agreement dated as of April 1, 2002. JPMDS is an affiliate of JPMorgan Investment Advisors and a direct, wholly-owned subsidiary of JPMorgan Chase.

JPMDS is a broker-dealer registered with the SEC, and is a member of the National Association of Securities Dealers. The Board has approved a new distribution agreement with the Distributor which will become effective February 19, 2005. Unless otherwise terminated, the Distribution Agreement will continue in effect until October 31, 2005 and will continue thereafter for successive one-year terms if approved at least annually by: (a) the vote of a majority of those members of the Trust’s Board of Trustees who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting for the purpose of voting on such approval and (b) the vote of the Trust’s Board of Trustees or the vote of a majority of the outstanding voting securities of such Fund. The Distribution Agreement may be terminated without penalty on not less than 60 days prior written notice, by the Trust’s Board of Trustees, by vote of majority of the outstanding voting securities of the Trust or by the Distributor. The Distribution Agreement may also be terminated in the event of its assignment, as defined in the 1940 Act.

The One Group Services Company, 3435 Stelzer Road, Columbus, Ohio 43219, a wholly owned subsidiary of the BISYS Group, served as sole Distributor to each Fund of the Trust pursuant to its Distribution Agreement with the Trust from November 1, 1995 until March 31, 2002.

Predecessor Distribution and Shareholder Services Plans

The Predecessor Distribution and Shareholder Services Plan with respect to Class A and Service Class shares was amended and restated on August 14, 2003. The Predecessor Distribution and Shareholder Services Plan with respect to Class B shares and Class C shares was amended and restated on August 14, 2003. Both Predecessor Distribution and Shareholder Services Plans were approved by the Trust’s Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interests in the Predecessor Distributions and Shareholder Services Plans.

For the fiscal year ended June 30, 2004, the distribution fees paid by the Class A, Class B and Class C Shares of the Trust to JPMDS pursuant to the Distribution and Shareholder Services Plans were as follows:

Funds	Class A	Class B(1)	Class C
	(000’s)	(000’s)	(000’s)
Arizona Municipal Bond	$28,874	$15,558	$—
Core Bond	$973,745	$1,049,943	$913,592
Core Plus Bond	$168,231	$123,249	$34,150
Liquid Assets Money Market	$12,838,719	$252,547	$40,322
Diversified Mid Cap	$313,157	$175,698	$69,433
Diversified Mid Cap Growth	$1,246,854	$2,426,738	$680,088
Diversified Mid Cap Value	$515,339	$653,289	$219,197
Equity Income	$207,569	$772,163	$41,072
Equity Index	$1,175,356	$3,610,222	$1,201,644
Government Bond	$302,293	$1,143,403	$559,720
U.S. Government Money Market	$—	$—	$—
High Yield Bond	$210,639	$349,980	$340,124
Intermediate Bond	$717,957	$1,443,088	$1,413,390
International Equity Index	$84,810	$108,463	$98,089
Investor Balanced	$1,176,963	$5,772,752	$695,667
Investor Conservative Growth	$496,018	$2,799,965	$451,294
Investor Growth	$703,639	$5,127,749	$577,940
Investor Growth & Income	$1,234,415	$6,592,417	$711,469
Kentucky Municipal Bond	$36,105	$117,380	$—
Large Cap Growth	$654,492	$3,251,649	$214,727
Large Cap Value	$138,538	$248,796	$51,407
Louisiana Municipal Bond	$177,471	$136,939	$—
Market Expansion Index	$68,644	$180,494	$151,004
Michigan Municipal Bond	$216,800	$332,979	$—
Michigan Municipal Money Market	$154,054	$—	$—
Mortgage-Backed Securities	$21,151	$—	$—
Multi-Cap Market Neutral	$143,850	$209,289	$1,061,096
Municipal Money Market	$1,046,647	$—	$—
Ohio Municipal Bond	$201,932	$592,981	$—
Ohio Municipal Money Market	$168,861	$—	$—
U.S. Real Estate (a)	NA	NA	NA
Short Duration Bond	$308,469	$372,688	$939,862
Short Term Municipal Bond	$292,761	$168,350	$607,106
Small Cap Growth	$177,795	$277,211	$94,428
Small Cap Value	$327,302	$366,502	$451,610
Strategic Small Cap Value (a)	NA	NA	NA
Tax Free Bond	$156,824	$138,778	$—

Funds	Class A	Class B(1)	Class C
	(000’s)	(000’s)	(000’s)
Municipal Income	$387,750	$963,161	$461,800
Technology	$51,343	$93,130	$12,998
Treasury & Agency	$264,068	$488,279	$—
Ultra Short Term Bond	$1,738,062	$—	$—
U.S. Treasury Plus Money Market	$894,745	$707,447	$5,015,202
West Virginia Municipal Bond	$23,447	$107,727	$—

(a)	As of June 30, 2004, the Fund had not commenced operations.

(1)	Includes compensation paid from JPMDS to SG Constellation LLC in connection with financing commissions on Class B Shares.

The following table describes the compensation paid to the principal underwriter, JPMDS, for the fiscal year ended June 30, 2004.

Funds	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases(1)	Brokerage Commissions	Other Compensation(1)
1. Arizona Municipal Bond	$20,443.25	$16,394.37	$—	$44,431.52
2. Large Cap Growth	$33,892.58	$506,333.42	$3,658.82	$4,120,867.79
3. Diversified Mid Cap Value	$44,850.28	$129,317.28	$1,121.89	$1,387,824.66
4. Diversified Mid Cap Growth	$54,048.06	$408,578.08	$2,062.57	$4,353,679.78
5. Core Plus Bond	$16,434.78	$40,485.34	$1,026.26	$325,628.53
6. Short Duration Bond	$34,103.87	$217,117.85	$120.62	$1,621,020.32
7. Liquid Assets Money Market	$—	$508,547.05	$704.00	$13,131,588.45
8. U.S. Treasury Plus Money Market	$—	$13,265.41	$—	$5,344,839.50
9. Municipal Money Market	$—	$—	$—	$837,001.99
10. Equity Income	$39,628.50	$90,896.30	$1,002.68	$1,020,803.93
11. Equity Index	$77,491.68	$496,516.88	$3,189.46	$5,987,222.15
12. Large Cap Value	$24,514.62	$54,225.68	$(40.43)	$438,741.17
13. Ohio Municipal Bond	$42,441.16	$221,669.73	$—	$794,913.62
14. International Equity Index	$11,697.81	$20,640.41	$74.19	$291,362.27
15. Ohio Municipal Money Market	$—	$50.00	$—	$168,860.64
16. Municipal Income	$52,722.62	$353,657.84	$405.00	$2,022,356.74
17. Kentucky Municipal Bond	$3,574.66	$46,529.73	$—	$153,484.71
18. West Virginia Municipal Bond	$3,088.51	$29,213.48	$—	$131,174.71
19. Government Bond	$44,709.13	$596,341.98	$201.60	$2,005,416.31
20. Ultra Short Term Bond	$60,104.39	$485,063.42	$113.28	$6,617,393.79
21. Intermediate Bond	$79,581.41	$655,957.60	$978.67	$3,574,433.90
22. Louisiana Municipal Bond	$31,058.89	$86,162.52	$—	$314,410.40
23. Small Cap Growth	$24,453.49	$52,774.53	$780.14	$549,433.38
24. Investor Growth	$461,105.83	$1,253,695.25	$8,150.19	$6,409,327.56
25. Investor Growth and Income	$1,015,947.15	$1,678,668.82	$3,724.80	$8,538,300.86
26. Investor Balanced	$987,878.29	$1,319,256.52	$3,933.70	$7,645,381.41
27. Investor Conservative Growth	$591,869.70	$779,888.23	$420.19	$3,747,277.07
28. Treasury & Agency	$35,531.65	$146,610.40	$—	$752,346.90
29. High Yield Bond	$50,781.92	$243,295.06	$76.95	$900,742.91
30. Diversified Mid Cap	$10,787.87	$33,297.47	$552.91	$558,288.68
31. Market Expansion Index	$39,713.74	$45,263.83	$191.02	$400,141.01
32. Small Cap Value	$41,893.94	$109,283.99	$409.53	$1,145,414.23
33. Core Bond	$61,924.31	$529,473.55	$1,063.87	$2,937,279.78
34. Tax Free Bond	$36,320.65	$82,612.84	$498.30	$295,601.25
35. Short Term Municipal Bond	$36,972.51	$140,766.78	$0.05	$1,158,307.29
36. Michigan Municipal Bond	$41,783.32	$154,801.32	$(24.30)	$549,779.20
37. Michigan Municipal Money Market	$—	$—	$—	$154,054.47

Funds	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases(1)	Brokerage Commissions	Other Compensation(1)
38. Technology	$9,499.70	$37,042.60	$196.72	$157,470.76
39. U.S. Government Money Market	$—	$—	$—	$—
40. Mortgage-Backed Securities	$11,890.14	$4,090.67	$—	$21,150.75
41. Multi-Cap Market Neutral	$103,736.64	$101,173.33	$—	$1,414,234.13

	$4,236,477.05	$11,688.959.56	$34,592.68	$92,021,988.52

(1)	Includes compensation paid from JPMDS to SG Constellation LLC in connection with financing commissions on Class B Shares.

(a)	As of June 30, 2004, the Fund had not commenced operations.

The aggregate amount of underwriting commissions retained by JPMDS for the fiscal year ended June 30, 2004 was $4,358,461.09. The aggregate amount of underwriting commissions retained by JPMDS for the fiscal year ended June 30, 2003 was $2,219,949.02 and for the period beginning April 1, 2002 through June 30, 2002 was $504,022.56. The aggregate amount of underwriting commissions retained by The One Group Services Company for the fiscal years ended June 30, 2001 and the period from July 1, 2001 through March 31, 2002, respectively was $1,890,492.19 and $1,428,893.79, respectively.

In accordance with Rule 12b-1 under the 1940 Act, the Predecessor Distribution and Shareholder Services Plans could be terminated with respect to the Class A Shares, Class B Shares or Class C Shares of any Fund by a vote of a majority of the Independent Trustees, or by a vote of a majority of the outstanding Class A Shares, Class B Shares or Class C Shares, respectively, of that Fund. The Predecessor Distribution and Shareholder Services Plans may be amended by vote of the Trust’s Board of Trustees, including a majority of the Independent Trustees, cast in person at a meeting called for such purpose, except that any change in the Distribution and Shareholder Services Plans that would materially increase the distribution fee with respect to the Class A Shares, Class B Shares or Class C Shares of a Fund requires the approval of that Fund’s Class A, Class B or Class C Shareholders, respectively. The Trust’s Board of Trustees will review on a quarterly and annual basis written reports of the amounts received and expended under the Distribution and Shareholder Services Plans (including amounts expended by the Distributor to Participating Organizations pursuant to the Servicing Agreements entered into under the Distribution and Shareholder Services Plans) indicating the purposes for which such expenditures were made.

Predecessor U.S. Real Estate Fund—Distributor and Predecessor Distribution Plan

Effective September 1, 2004, JPMDS, began serving as distributor to the Predecessor U.S. Real Estate Fund pursuant to a Distribution Agreement dated as of September 1, 2004. SC-R&M Capital Markets Incorporated, having its principal offices at 11 South LaSalle Street, 2nd Floor Chicago, IL 60603 served as principal underwriter and distributor of the Predecessor U.S. Real Estate Fund’s shares from July 18, 2003 through August 31, 2004. SC-R&M Capital Markets Incorporated was a wholly-owned subsidiary of SC-R&M. Prior to that date, Macquarie Capital Partners served as distributor to the Funds. Under the Distribution and Servicing Agreement for the Predecessor U.S. Real Estate that was in effect through August 31, 2004 with respect to the shares of the Fund, the Distributor offered the Fund’s shares on an agency or “best efforts” basis under which a Fund was required to issue only such shares as are actually sold.

The Board of Directors of the Predecessor U.S. Real Estate Fund adopted a Distribution and Servicing Plan (“Security Capital Plan”) with respect to Class S Shares of the Fund. The annual compensation payable by the Predecessor U.S. Real Estate Fund to the Distributor under the Plan was an amount equal to .25% (on an annual basis) of the value of the average daily net assets of Class S shares.

Under the plan, the Predecessor U.S. Real Estate Fund was authorized to pay a distribution fee for distribution activities in connection with the sale of Class S Shares and a service fee for services provided which are necessary for the maintenance of Class S Shares shareholder accounts. To the extent such fee exceeded the expenses of these distribution and shareholder servicing activities, the distributor could retain such excess as compensation for its services and could realize a profit from these arrangements.

The Plan was a compensation plan that provided for the payment of a specified distribution and service fee without regard to the distribution and service expenses actually incurred by the distributor. SC-R&M Capital Markets Incorporated could also pay third parties in respect of these services such amount as it determined.

For the period January 1, 2003 through December 31, 2003, the Predecessor U.S. Real Estate Fund paid $611,711 in distribution fees to predecessor distributors, $313,123 of which was paid to SC-R&M Capital Markets Incorporated and $298,588 of which was paid to Macquarie Capital Partners LLC.

Predecessor Distribution Plan for Morgan and Reserve

The Predecessor Distribution Plan with respect to Morgan and Reserve Shares of the U.S. Government Money Market Fund, Municipal Money Market Fund, Michigan Municipal Money Market Fund, Ohio Municipal Money Market Fund, Liquid Assets Money Market Fund and U.S. Treasury Plus Money Market Fund was adopted on August 12, 2004 by the Trust’s Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interests in the Predecessor Distribution Plan.

In accordance with Rule 12b-1 under the 1940 Act, the Predecessor Distribution Plan may be terminated with respect to the Morgan Shares or Reserve Shares of any Fund by a vote of a majority of the Independent Trustees, or by a vote of a majority of the outstanding Morgan Shares and Reserve Shares, respectively, of that Fund. The Predecessor Distribution Plan may be amended by vote of the Trust’s Board of Trustees, including a majority of the Independent Trustees, cast in person at a meeting called for such purpose, except that any change in the Predecessor Distribution Plan that would materially increase the distribution fee with respect to the Morgan Shares or Reserve Shares of a Fund requires the approval of that Fund’s Morgan or Reserve Shareholders, respectively. The Trust’s Board of Trustees will review on a quarterly and annual basis written reports of the amounts received and expended under the Predecessor Distribution Plan (including amounts expended by the Distributor to Participating Organizations pursuant to the Servicing Agreements entered into under the Predecessor Distribution Plan) indicating the purposes for which such expenditures were made.

Combined Amended and Restated Distribution Plan effective February 19, 2005

On August 12, 2004 the Board of Trustees, including a majority of the Trustees who are not “interested persons” of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the plan, approved a Combined Amended and Restated Distribution Plan (the “Combined Distribution Plan”), which became effective on February 19, 2005. The Combined Distribution Plan (i) combines the Predecessor Distribution and Shareholder Service Plan for Class A Shares, the Distribution and Shareholder Services Plan for Class B and Class C Shares and the Predecessor Distribution Plan for Morgan and Reserve Shares, (ii) reduces the fees payable by Class A Shares from 0.35% of the average daily net assets of Class A shares to 0.25% and the fees payable by Class B and Class C Shares from 1.00% of the average daily net assets of Class B and Class C Shares to 0.75%, and (iii) removes shareholder servicing activities related to Class A, Class B and Class C Shares, which will be provided for under the Shareholder Servicing Agreement for such classes. The distribution fee payable by Morgan Shares and Reserve Shares will remain 0.10% and 0.25%, respectively, of the average daily net assets of such shares.

The distribution fee payable under the Combined Distribution Plan may be used to finance any activity that is primarily intended to result in the sale of Fund shares. To the extent that amounts paid under the Combined Distribution Plan are not used specifically to reimburse the Distributor, such amounts may be treated as compensation for the Distributor’s distribution-related services.

In accordance with Rule 12b-1 under the 1940 Act, the Combined Distribution Plan may be terminated with respect to the Class A Shares, Class B Shares, Class C Shares, Morgan Shares and Reserve Shares of any Fund by a vote of a majority of the Independent Trustees, or by a vote of a majority of the outstanding Class A Shares, Class B Shares, Class C Shares, Morgan Shares and Reserve Shares, respectively, of that Fund. The Combined Distribution Plan may be amended by vote of the Trust’s Board of Trustees, including a majority of the Independent Trustees, cast in person at a meeting called for such purpose, except that any change in the Combined Distribution Plan that would materially increase the distribution fee with respect to the Class A Shares, Class B Shares, Class C Shares, Morgan Shares or Reserve Shares of a Fund requires the approval of that Fund’s Class A, Class B, Class C, Morgan or Reserve shareholders, respectively. The Trust’s Board of Trustees will review at least on a quarterly basis written reports of the amounts expended under the Combined Distribution Plan indicating the purposes for which such expenditures were made.

Predecessor Shareholder Services Plan for former Class S and Administrative Class Shares

The Shareholder Services Plan with respect to former Class S and Administrative Class Shares was amended and restated on May 15, 2003. The Shareholder Services Plan was approved by the Trust’s Board of Trustees, including a majority of the

Trustees who are not interested persons of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interests in the Shareholder Services Plan. The Shareholder Services Plan was terminated effective February 19, 2005.

Pursuant to the Shareholder Services Plan, financial institutions, broker-dealers and other financial intermediaries (“Service Organizations”) that entered into a written Shareholder Services Agreement, or other similar agreement, under which the Service Organizations perform administrative support services for beneficial owners of former Class S and Administrative Class Shares received a fee, computed daily and paid monthly, at an annual rate of up to .25% of the average daily net assets of Class S shares owned by their respective customers and at an annual rate of up to .10% of the average daily net assets of Administrative Class Shares owned by their respective customers. The types of administrative support services the Service Organizations provided could include (i) aggregating and processing purchase and redemption requests for a Fund’s shares from customers and placing net purchase and redemption orders with the Trust; (ii) processing dividend payments from the Trust on behalf of customers; (iii) arranging for bank wire transfer of funds to or from a customer’s account; (iv) responding to inquiries from customers relating to the services performed by the Service Organization; (v) providing sub-accounting with respect to a Fund’s shares beneficially owned by customers or providing the information to the Trust necessary for sub-accounting; (vi) if required by law, forwarding shareholder communications from the Trust (such as proxies, shareholder reports, annual and semi-annual financial statements, and dividend, distribution and tax notices) to customers; (vii) forwarding to customers proxy statements and proxies containing any proposals regarding a Fund’s Shareholder Services Plan; and (viii) providing such other similar services as the Trust may reasonably request to the extent the Service Organization is permitted to do so under applicable statutes, rules or regulations.

For the fiscal year ended June 30, 2004, the shareholder servicing fees paid by the Class S and Administrative Class Shares of the Trust to Service Organizations were as follows:

Fund	Class S (000’s)	Administrative Class (000’s)
U.S. Government Money Market	$1,631	$401

Shareholder Servicing Agreement

On August 12, 2004, the Board of Trustees, including a majority of the trustees who are not “interested persons” of the Trust (as defined in the 1940 Act), approved a Shareholder Servicing Agreement (the “Shareholder Servicing Agreement”) between the Trust and JPMDS. The Shareholder Servicing Agreement was effective August 12, 2004 for Institutional Class, Morgan, Reserve, Agency, Capital and Premier Shares of the Funds and February 19, 2005 with respect to all other classes of the Funds other than Ultra Shares which are not subject to a shareholder servicing fee. The following table sets forth the shareholder servicing fee attributable to each class of shares that is payable under the Shareholder Servicing Agreement:

Class	Shareholder Servicing Fee (as a percentage of average net assets of specified class)
A	0.25%
B	0.25%
C	0.25%
Select	0.25%
Reserve	0.30%
Morgan	0.35%
Investor	0.35%
Premier	0.30%
Agency	0.15%
Institutional	0.10%
Capital	0.05%

Under the Shareholder Servicing Agreement, JPMDS will provide, or cause its agents to provide, any combination of the personal shareholder liaison services and shareholder account information services (“Shareholder Services”) described below or other related services (“Other Related Services”) as also described below.

“Shareholder Services” include (a) answering shareholder inquiries (through electronic and other means) regarding account status and history, the manner in which purchases and redemptions of Fund shares may be effected, and certain other matters pertaining to the Funds; (b) providing shareholders with information through electronic means; (c) assisting shareholders in completing application forms, designating and changing dividend options, account designations and addresses; (d) arranging for or assisting shareholders with respect to the wiring of the funds to and from shareholder accounts in connection with shareholder orders to purchase, redeem or exchange shares; (e) verifying shareholder requests for changes to account information; (f) handling correspondence from shareholders about their accounts; (g) assisting in establishing and maintaining shareholder accounts with the Trust; and (h) providing other shareholder services as the Trust or a shareholder may reasonably request, to the extent permitted by applicable law.

“Other Related Services” include (a) aggregating and processing purchase and redemption orders for shares; (b) providing shareholders with account statements showing their purchases, sales, and positions in the applicable Fund; (c) processing dividend payments for the applicable Fund; (d) providing sub-accounting services to the Trust for shares held for the benefit of shareholders; (e) forwarding communications from the Trust to shareholders, including proxy statements and proxy solicitation materials, shareholder reports, dividend and tax notices, and updated Prospectuses and SAIs; (f) receiving, tabulating and transmitting proxies executed by shareholders; (g) facilitating the transmission and receipt of funds in connection with shareholder orders to purchase, redeem or exchange shares; (h) developing and maintaining Trust’s website; (i) developing and maintain facilities to enable transmission of share transactions by electronic and non-electronic means; (j) providing support and related services to Financial Intermediaries in order to facilitate their processing of orders and communications with shareholders; (k) providing transmission and other functionalities for shares included in investment, retirement, asset allocation, cash management or sweep programs or similar programs or services; and (l) developing and maintaining check writing functionality.

To the extent it is not otherwise required by its contractual agreement to limit a Fund’s expenses as described in the Prospectuses for the Funds, JPMDS may voluntarily agree from time to time to waive a portion of the fees payable to it under the Shareholder Servicing Agreement with respect to each Fund on a month-to-month basis.

JPMDS may enter into service agreements with Financial Intermediaries under which it will pay all or a portion of such fees received from the Funds to such entities for performing Shareholder Services and/or Other Related Services, as described above, for shareholders. Such Financial Intermediaries may include, without limitation, any person who is an affiliate of JPMDS.

The Shareholder Servicing Agreement, unless sooner terminated, will continue until October 31, 2006. Thereafter, if not terminated, the Shareholder Servicing Agreement will continue automatically for successive one year terms, provided that such continuance is specifically approved at least annually by the vote of a majority of those members of the Board of Trustees of the Trust who are not parties to the Shareholder Servicing Agreement or interested persons (as defined in the 1940 Act) of any such party. The Shareholder Servicing Agreement may be terminated without penalty, on not less than 60 days prior written notice, by the Board of Trustees of the Trust or by JPMDS. The Shareholder Servicing Agreement will also terminate automatically in the event of its assignment.

FINANCIAL INTERMEDIARIES

The services provided by Financial Intermediaries may include establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder subaccounting, answering client inquiries regarding the Funds, assisting clients in changing dividend options, account designations and addresses, providing periodic statements showing the client’s account balance and integrating these statements with those of other transactions and balances in the client’s other accounts serviced by the Financial Intermediary, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding executed proxies and obtaining such other information and performing such other services as JPMDS or clients of the Financial Intermediary may reasonably request and agree upon with the Financial Intermediary.

Financial Intermediaries may establish their own terms and conditions for providing their services and may charge investors a transaction-based or other fee for their services. Such charges may vary among Financial Intermediaries, but in all cases will be retained by the Financial Intermediary and will not be remitted to a Fund or JPMDS.

Each Fund has authorized one or more Financial Intermediaries to accept purchase and redemption orders on its behalf. Such Financial Intermediaries are authorized to designate other intermediaries to accept purchase and redemption orders on a

Fund’s behalf. A Fund will be deemed to have received a purchase or redemption order when a Financial Intermediary or, if applicable, that Financial Intermediary’s authorized designee, accepts the order. These orders will be priced at the Fund’s NAV next calculated after they are so accepted.

The Funds may also enter into agreements with Financial Intermediaries pursuant to which the Funds will pay the Financial Intermediary for services such as networking, sub-transfer agency and/or omnibus accounting. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of clients serviced by such Financial Intermediary up to a set maximum dollar amount per shareholder account serviced, or (2) the number of accounts serviced by such Financial Intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, Rule 12b-1 fees and shareholder servicing fees the Financial Intermediary may also be receiving pursuant to agreements with the Distributor and shareholder servicing agent, respectively. From time to time, JPMDS or its affiliates may pay a portion of the fees for networking, sub-transfer agency and/or omnibus accounting at its or their own expense and out of its or their legitimate profits.

Cash Compensation to Financial Intermediaries

JPMDS, JPMorgan Investment Advisors and JPMIM compensate Financial Intermediaries who sell shares of the Funds. Compensation comes from sales charges, 12b-1 fees and payments by JPMDS and JPMorgan Investment Advisors from their own resources. JPMDS may, on occasion, pay Financial Intermediaries the entire front-end sales charge applicable to Fund shares sold by such Financial Intermediaries.

Occasionally, JPMDS, JPMorgan Investment Advisors or JPMIM, at its or their own expense, and out of their legitimate profits, will provide cash incentives to Financial Intermediaries. Additional cash incentives may also be paid by other affiliates of JPMorgan Investment Advisors from time to time. Those additional cash incentives are payments over and above the sales charges (including 12b-1 fees) and shareholder servicing fees paid by the Funds. These additional cash payments are generally made to Financial Intermediaries that provide shareholder servicing, marketing support, and/or access to sales meetings, sales representatives and Financial Intermediary management representatives. Cash compensation may also be paid to Financial Intermediaries for inclusion of the Funds on a sales list including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to Fund shareholders. JPMorgan Investment Advisors, JPMIM and the Funds’ Distributor may also pay cash compensation in the form of finder’s fees that vary depending on the Fund and the dollar amount of shares sold. In addition, JPMDS may on occasion pay Financial Intermediaries the entire front-end sales charge applicable to Fund shares sold by the Financial Intermediary or an additional commission on the sale of Fund shares subject to a CDSC.

Currently, JPMorgan Investment Advisors and JPMDS, have revenue sharing arrangements with approximately 40 unaffiliated broker-dealers and other Financial Intermediaries (“financial institutions”). JPMorgan Investment Advisors also has revenue sharing arrangements with various affiliates of JPMorgan Chase, such as J.P. Morgan Securities, Inc., Bank One Trust Company, N.A., JPMorgan Chase Bank, N.A. and Banc One Securities Corporation.

Revenue sharing payments are usually structured in one of three ways: (i) basis point payments on gross sales; (ii) basis point payments on net assets; and/or (iii) fixed dollar amount payments. During the fiscal year ended June 30, 2004, JPMorgan Investment Advisors and JPMDS paid approximately $110,405,637 pursuant to their revenue sharing arrangements.

Finder’s Fees.    Financial Intermediaries who sell over $1 million of Class A Shares of the Ultra Short Term Bond, the Short Duration Bond Fund, the Treasury & Agency Fund, the Short Term Municipal Bond Fund, the Mortgage-Backed Securities Fund, the Equity Index Fund, and the Market Expansion Index Fund, receive a 50 basis points finder’s fee. For sales over $10 million, such Financial Intermediaries receive an additional 25 basis points finder’s fee.

Financial Intermediaries who sell over $1 million of Class A Shares of the Equity Funds (other than the Equity Index Fund and the Market Expansion Index Fund) and the Income Funds and Municipal Bond Funds (other than Ultra Short Term Bond, the Short Duration Bond Fund, Mortgage-Backed Securities Fund, the Short Term Municipal Bond Fund and the Treasury & Agency Fund) may receive a finder’s fee. Commissions are paid at a rate of 1.00% of the amount under $2.5 million, 0.75% of the next $7.5 million, 0.50% of the next $40 million, and 0.20% thereafter.

The Distributor may also pay Financial Intermediaries a commission of up to 1.00% of net sales on sales of Class A Shares to certain defined contribution plans. If such defined contribution plan redeems all of the shares that it owns on behalf of participants within 12 months of the purchase date, then the Financial Intermediaries that have received these commissions will be required to reimburse the Distributor up to 1.00% of the lower of the cost of the shares being redeemed or their NAV at the time of redemption.

JPMDS reserves the right to alter or change the finders’ fee policy on these Plans at any time at its own discretion. If a Plan redeems all of the shares for which a finder’s fee has been paid within 12 months of the purchase date, JPMDS will reclaim the finder’s fee paid to the Financial Intermediary rather than charge a CDSC to the Plan.

During the fiscal year ended June 30, 2004, JPMorgan Investment Advisor and JPMDS paid approximately $2,144,231 in finder’s fees.

JPMorgan Investment Advisors, the Funds’ Distributor and their affiliates may also pay non-cash compensation to sales representatives of Financial Advisors or Intermediaries in the form of (i) occasional gifts; (ii) occasional meals, tickets or other entertainment; and/or (iii) sponsorship support of regional or national events of Financial Intermediaries.

Custodian

State Street Bank and Trust Company served as each Fund’s custodian prior to the appointment of JPMorgan Chase Bank, N.A.

Pursuant to the Global Custody and Fund Accounting Agreement dated February 19, 2005, with JPMorgan Chase Bank, N.A., 4 Chase MetroTech Center, Brooklyn, NY 11245, the JPMorgan Chase Bank, N.A. serves as the Custodian and fund accounting agent for each Fund and is responsible for holding portfolio securities and cash and maintaining the books of account and records of portfolio transactions. JPMorgan Chase Bank, N.A. is an affiliate of the Investment Advisers.

For fund accounting services, the Funds will pay to JPMorgan Chase Bank, N.A. the higher of (a) the Funds’ pro rata share of an annual complex-wide charge on the average daily net assets of all funds in an asset category as follows:

U.S. Equity Funds:

0.012% of the first $10 billion

0.005% on the next $10 billion

0.004% on the next $10 billion

0.0025% for such assets over $30 billion

U.S. Fixed Income Funds:

0.010% of the first $10 billion

0.0075% on the next $10 billion

0.0050% on the next $10 billion

0.0025% for such assets over $30 billion

Money Market Funds:

0.011% of the first $5 billion

0.008% on the next $5 billion

0.004% on the next $25 billion

0.002% for such assets over $35 billion

International Funds (except Emerging Markets Funds).

0.03% of the first $10 billion

0.025% for such assets over $10 billion

or (b) the applicable per account minimum charge. The minimum total annual fund accounting charge per fund is

$20,000 for U.S. equity and U.S. fixed income funds

$10,000 for money market funds

$25,000 for international funds (except emerging markets funds)

In addition, there is a $2,000 annual charge for each additional share class.

For custody services, each Fund pays to JPMorgan Chase Bank N.A. safekeeping fees of between 0.001% and 0.60% of the value of the asset held by the custodian (depending on the domicile in which the asset is held), calculated monthly in arrears, and fees between $7.00 and $150 for securities trades (depending on the domicile in which the trade is settled). JPMorgan Chase Bank, N.A. is also reimbursed for its reasonable out-of-pocket or incidental expenses, including, but not limited to, legal fees.

Securities Lending Agent

On August 12, 2004, the Board of Trustees approved the appointment of JPMorgan Chase Bank, N.A. as securities lending agent for the Trust concurrent with the appointment of JPMorgan Chase Bank, N.A. as custodian. The appointment of JPMorgan Chase Bank, N.A. as securities lending agent took effect with respect to the Equity Funds on October 18, 2004 and on December 6, 2004 with respect to the Income Funds, the Municipal Bond Funds, and the Money Market Funds of the Trust. For the securities lending services it performs, JPMorgan Chase Bank, N.A. is entitled to a fee from the Trust, which is calculated on an annual basis and accrued daily, equal to .06% for all domestic loans and .1142% for all international loans. JPMorgan Chase Bank, N.A. has temporarily reduced fees on a voluntary basis to .05% for domestic loans and .10% for international loans. The purpose of these fees is to cover the ministerial costs of securities lending activities including securities movement, settlement of trades involving cash received as collateral, custody of collateral and marking to market loans.

Transfer Agent

Boston Financial Date Services, Inc. (“BFDS” or “Transfer Agent”), 2 Heritage Drive, North Quincy, Massachusetts 02171, serves as each Fund’s transfer and dividend disbursing agent. As transfer agent and dividend disbursing agent, BFDS is responsible for maintaining account records detailing the ownership of Fund shares and for crediting income, capital gains and other changes in share ownership to shareholder accounts.

Prior to February 19, 2005, State Street Bank and Trust Company served as each Fund’s transfer and dividend disbursing agent.

Experts

The financial statements for the fiscal year ended June 30, 2004 have been audited by PricewaterhouseCoopers LLP, 1 North Wacker Drive, Chicago, Illinois 60606, independent registered public accounting firm to the Trust, as indicated in their reports with respect thereto, and are incorporated herein by reference, in reliance upon the authority of said firm as experts in accounting and auditing in giving said reports.

The financial statements for the Pegasus Predecessor Funds for the period ended December 31, 1998, were audited by the predecessor auditors for such Funds.

The Predecessor U.S. Real Estate Fund had a fiscal year end of December 31st. As of the date of this Statement of Additional Information, the financial statements for the period ending December 31, 2004 have not been finalized. KPMG LLP (“KPMG”) was the Independent Registered Public Accounting Firm for the Predecessor U.S. Real Estate Fund until KPMG’s resignation on August 30, 2004. The reports provided by KPMG for the fiscal years ending December 31, 2002 and December 31, 2003 were unqualified and contained no adverse opinion or disclaimer of opinion, nor were the reports modified as to uncertainty, audit scope, or accounting principle. The December 31, 2003 audited financial statements of the Predecessor U.S. Real Estate Fund and certain of the information appearing under the caption “Financial Highlights” included in the prospectuses have been audited by KPMG and are incorporated herein by reference in reliance upon the authority of such firm as experts in accounting and auditing in giving such reports.

The audited financial statements of the Predecessor U.S. Real Estate Fund and certain of the information appearing under the caption “Financial Highlights” included in the U.S. Real Estate Fund’s prospectuses for the Predecessor U.S. Real Estate Fund’s fiscal years ended December 31, 2001, December 31, 2000 and December 31, 1999 have been audited by Arthur Andersen LLP, the Predecessor U.S. Real Estate Fund’s previous independent accountants. Arthur Andersen LLP’s reports expressed an unqualified opinion on those financial statements and financial highlights. Arthur Andersen LLP ceased operations in 2002.

The law firm of Ropes & Gray LLP (“ROPES & GRAY”), One Metro Center, 700 12th Street, N.W., Suite 900, Washington, D.C. 20005-3948 is counsel to the Trust. Ropes & Gray is also independent legal counsel to the disinterested trustees. Ropes & Gray has not represented JPMorgan Investment Advisors, the Sub-Adviser, JPMorgan Distribution Services, Inc. or JPMorgan Funds Management, Inc. during the last two fiscal years. The disinterested trustees have determined that any representation by Ropes & Gray of any other subsidiaries or affiliates of Bank One Corporation, the then corporate parent of JPMorgan Investment Advisors, during the last two fiscal years was sufficiently limited that it was unlikely to adversely affect Ropes & Gray’s professional judgement.

ADDITIONAL INFORMATION

Proxy Voting Policies and Procedures

The Board of Trustees of the Fund has delegated to JPMorgan Investment Advisors, JPMIM and SC-R&M and their affiliated advisers, proxy voting authority with respect to each Fund’s portfolio securities. JPMorgan Investment Advisors, JPMIM and SC-R&M have detailed proxy voting procedures (the “Procedures”) that incorporate guidelines (the “Guidelines”) for voting proxies on specific types of issues. The Procedures and Guidelines are attached to this Statement of Additional Information as Appendix B.

JPMorgan Investment Advisors, JPMIM and SC-R&M and their affiliated advisers are part of a global asset management organization with the capability to invest in securities of issuers located in each region of globe. Because the regulatory framework and the business cultures and practices vary from region to region, the Guidelines are customized for each region to take into account such variations. Separate Guidelines cover the regions of (1) North America, (2) Europe, (3) Asia (ex-Japan) and (4) Japan, respectively. Notwithstanding the variations among the Guidelines, all of the Guidelines have been designed with the uniform objective of encouraging corporate action that enhances shareholder value. As a general rule, in voting proxies of a particular security, JPMorgan Investment Advisors, JPMIM and SC-R&M and their affiliated advisers will apply the Guidelines of the region in which the issuer of such security is organized. Except as noted below, proxy voting decisions will be made in accordance with the Guidelines covering a multitude of both routine and non-routine matters that JPMorgan Investment Advisors, JPMIM and SC-R&M and their affiliated advisers have encountered globally, based on many years of collective investment management experience.

To oversee and monitor the proxy-voting process, JPMorgan Investment Advisors, JPMIM and SC-R&M has established a proxy committee and appointed a proxy administrator in each global location where proxies are voted. The primary function of each proxy committee is to review periodically general proxy-voting matters, review and approve the Guidelines annually and provide advice and recommendations on general proxy-voting matters as well as on specific voting issues. The procedures permit an independent voting service, currently Institutional Shareholder Services, Inc. (“ISS”) in the United States, to perform certain services otherwise carried out or coordinated by the proxy administrator.

Although for many matters the Guidelines specify the votes to be cast, for many others the Guidelines contemplate case-by-case determinations. In addition, there will undoubtedly be proxy matters that are not contemplated by the Guidelines. For both of these categories of matters and to override the Guidelines, the Procedures require a certification and review process to be completed before the vote is cast. That process is designed to identify actual or potential material conflicts of interest (between the Fund on the one hand, and JPMorgan Investment Advisors, SC-R&M, JPMIM, any applicable Sub-Adviser, the Fund’s principal underwriter or an affiliate of any of the foregoing, on the other hand) and ensure that the proxy vote is cast in the best interests of the Fund. When a potential material conflict of interest has been identified, the proxy administrator and a subgroup of proxy committee members (composed of a member from the Investment Department and one or more members from the Legal, Compliance or Risk Management Departments) will evaluate the potential conflict of interest and determine whether such conflict actually exists, and if so, will recommend how JPMorgan Investment Advisors, JPMIM and SC-R&M will vote the proxy. In addressing any material conflict, JPMorgan Investment Advisors, JPMIM and SC-R&M may take one or more of the following measures (or other appropriate action): removing or “walling off” from the proxy voting process certain JPMorgan Investment Advisors, JPMIM and SC-R&M personnel with knowledge of the conflict, voting in accordance with any applicable Guideline if the application of the Guideline would objectively result in the casting of a proxy vote in a predetermined manner or deferring the vote to ISS, which will vote in accordance with its own recommendation.

Delaware Trust

JPMorgan Trust II was formed as a Delaware statutory trust on November 12, 2004. JPMorgan Trust II assumed One Group Mutual Funds’ registration pursuant to the 1933 Act and the 1940 Act effective after the close of business on February 18, 2005.

Under Delaware law, shareholders of a statutory trust shall have the same limitation of personal liability that is extended to stockholders of private corporations for profit organized under Delaware law, unless otherwise provided in the trust’s governing trust instrument. The Trust’s Declaration of Trust provides that shareholders shall not be personally liable for the debts, liabilities, obligations and expenses incurred by, contracted for, or otherwise existing with respect to, the Trust or any series or class. In addition, the Declaration of Trust provides that neither the Trust nor the Trustees, nor any officer, employee, or agent of the Trust shall have any power to bind personally any shareholders nor to call upon any shareholder for payment of any sum of money or assessment other than such as the shareholder may personally agree to pay. Moreover, the Trust’s Declaration of Trust expressly provides that the shareholders shall have the same limitation of personal liability that is extended to shareholders of a private corporation for profit incorporated in the State of Delaware.

The Declaration of Trust provides for the indemnification out of the assets held with respect to a particular series of shares of any shareholder or former shareholder held personally liable solely by reason of a claim or demand relating to the person being or having been a shareholder and not because of the shareholder’s acts or omissions. The Declaration of Trust also provides that the Trust, on behalf of the applicable series, may, at its option with prior written notice, assume the defense of any claim made against a shareholder.

The Trust’s Declaration of Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with any proceeding in which they may be involved because of their offices with the Trust, unless, as to liability to the Trust or its shareholders, the Trustees engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their offices. In addition, the Declaration of Trust provides that any Trustee who has been determined to be an “audit committee financial expert” shall not be subject to a greater liability or duty of care because of such determination.

The Trust shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders or by action of the Trustees upon written notice to the shareholders.

DESCRIPTION OF SHARES

The Trust is an open-end, management investment company organized as a Delaware statutory trust. Each Fund represents a separate series of shares of beneficial interest. See “Delaware Trust.”

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares ($0.0001 par value) of one or more series and classes within any series and to divide or combine the shares of any series or class without materially changing the proportionate beneficial interest of such shares of such series or class in the assets held with respect to that series. Each share represents an equal beneficial interest in the net assets of a Fund with each other share of that Fund. The Trustees may authorize the issuance of shares of additional series and the creation of classes of shares within any series with such preferences, voting powers, rights, duties and privileges as the Trustees may determine, however the Trustees may not classify or change outstanding shares in a manner materially adverse to shareholders of each share. Upon liquidation of a Fund, shareholders are entitled to share pro rata in the net assets of a Fund available for distribution to such shareholders. The rights of redemption and exchange are described in the Prospectuses and elsewhere in this SAI.

The shareholders of each Fund are entitled to one vote for each dollar of NAV (or a proportionate fractional vote with respect to the remainder of the NAV of shares, if any), on matters on which shares of a Fund shall be entitled to vote. Subject to the 1940 Act, the Trustees themselves have the power to alter the number and the terms of office of the Trustees, to lengthen their own terms, or to make their terms of unlimited duration subject to certain removal procedures, and appoint their own successors, provided, however, that immediately after such appointment the requisite majority of the Trustees have been elected by the shareholders of the Trust. The voting rights of shareholders are not cumulative with respect to the election of Trustees. It is the intention of the Trust not to hold meetings of shareholders annually. The Trustees may call meetings of shareholders for action by shareholder vote as may be required by either the 1940 Act or the Trust’s Declaration of Trust.

Each share of a series or class represents an equal proportionate interest in the assets in that series or class with each other share of that series or class. The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Expenses of the Trust which are not attributable to a specific series or class are allocated among all of its series in a manner deemed by the Trustees to be fair and equitable. Shares have no pre-emptive or conversion rights, and when issued, are fully paid and non-assessable. Shares of each series or class generally vote together, except when required under federal securities laws to vote separately on matters that may affect a particular class, such as the approval of distribution plans for a particular class.

The Trustees may, without shareholder approval (unless otherwise required by applicable law): (i) cause the Trust to merge or consolidate with or into one or more trusts (or series thereof to the extent permitted by law, partnerships, associations, corporations or other business entities (including trusts, partnerships, associations, corporations, or other business entities created by the Trustees to accomplish such merger or consolidation) so long as the surviving or resulting entity is an investment company as defined in the 1940 Act, or is a series thereof, that will succeed to or assume the Trust’s registration under the 1940 Act and that is formed, organized, or existing under the laws of the United States or of a state, commonwealth, possession or territory of the United States, unless otherwise permitted under the 1940 Act; (ii) cause any one or more series or classes of the Trust to merge or consolidate with or into any one or more other series or classes of the Trust, one or more trusts (or series or classes thereof to the extent permitted by law), partnerships, associations, corporations; (iii) cause the shares to be exchanged under or pursuant to any state or federal statute to the extent permitted by law; or (iv) cause the Trust to reorganize as a corporation, limited liability company or limited liability partnership under the laws of Delaware or any other state or jurisdiction. However, the exercise of such authority may be subject to certain restrictions under the 1940 Act.

The Trustee may, without shareholder vote, generally restate, amend or otherwise supplement the Trust’s governing instrument, which includes the Declaration of Trust and the By-Laws without the approval of shareholders, subject to limited exceptions, such as the right to elect Trustees.

The Trustees, without obtaining any authorization or vote of shareholders, may change the name of any series or class or dissolve or terminate any series or class of shares.

The Trust presently includes 43 series of Shares, which represent interests in the following:

1.	Arizona Municipal Bond Fund
2.	Liquid Assets Money Market Fund
3.	Core Bond Fund
4.	Core Plus Bond Fund
5.	Diversified Mid Cap Fund
6.	Diversified Mid Cap Growth Fund
7.	Diversified Mid Cap Value Fund
8.	Equity Income Fund
9.	Equity Index Fund
10.	Government Bond Fund
11.	U.S. Government Money Market Fund
12.	High Yield Bond Fund
13.	Intermediate Bond Fund
14.	International Equity Index Fund
15.	Investor Balanced Fund
16.	Investor Conservative Growth Fund
17.	Investor Growth & Income Fund
18.	Investor Growth Fund
19.	Kentucky Municipal Bond Fund
20.	Large Cap Growth Fund
21.	Large Cap Value Fund
22.	Louisiana Municipal Bond Fund
23.	Market Expansion Index Fund
24.	Michigan Municipal Money Market Fund
25.	Michigan Municipal Bond Fund
26.	Multi-Cap Market Neutral Fund
27.	Mortgage-Backed Securities Fund
28.	Municipal Money Market Fund
29.	Ohio Municipal Money Market Fund
30.	Ohio Municipal Bond Fund
31.	Short Duration Bond Fund
32.	Short Term Municipal Bond Fund
33.	Small Cap Value Fund
34.	Small Cap Growth Fund

35.	Strategic Small Cap Value Fund
36.	Tax Free Bond Fund
37.	Municipal Income Fund
38.	Technology Fund
39.	Treasury & Agency Fund
40.	Ultra Short Term Bond Fund
41.	U.S. Real Estate Fund
42.	U.S. Treasury Plus Money Market Fund
43.	West Virginia Municipal Bond Fund

The classes of shares currently offered by the Funds can be found under the topic “The Trust” at the beginning of this Statement of Additional Information. In addition, please read the relevant Prospectuses for the Funds for more details.

Shares have no subscription or preemptive rights and only such conversion or exchange rights as the Board may grant in its discretion. When issued for payment as described in the Prospectus and this Statement of Additional Information, the Trust’s Shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Trust, Shares of a Fund are entitled to receive the assets available for distribution belonging to the Fund, and a proportionate distribution, based upon the relative asset values of the respective Funds, of any general assets not belonging to any particular Fund which are available for distribution.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding Shares of each Fund affected by the matter. For purposes of determining whether the approval of a majority of the outstanding Shares of a Fund will be required in connection with a matter, a Fund will be deemed to be affected by a matter unless it is clear that the interests of each Fund in the matter are identical, or that the matter does not affect any interest of the Fund. Under Rule 18f-2, the approval of an investment advisory agreement or any change in investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of the outstanding Shares of such Fund. However, Rule 18f-2 also provides that the ratification of independent public accountants, the approval of principal underwriting contracts, and the election of Trustees may be effectively acted upon by Shareholders of the Trust voting without regard to series.

Each share class of a Fund has exclusive voting rights with respect to matters pertaining to the Fund’s Distribution and Shareholder Services Plans, Distribution Plans or Shareholder Services Plan applicable to those classes.

Portfolio Holdings Disclosure

As described in the Prospectuses and pursuant to the Funds’ Portfolio Holdings Disclosure Policy, no sooner than 30 days after month end, the Funds (other than the Funds of Funds) will make available to the public, upon request to the Funds (1-800-480-4111), a complete, uncertified schedule of its portfolio holdings as of the last day of that prior month. No sooner than ten days after the end of each month, the Funds of Funds will make available to the public, upon request to the Investor Funds (1-800-480-4111) a complete, uncertified schedule of its portfolio holdings as of the last day of the month.

The Funds’ publicly available uncertified complete list of portfolio holdings information, as described above, may also be provided regularly pursuant to a standing request, such as on a monthly or quarterly basis, to (i) third party service providers, rating and ranking agencies, financial intermediaries, and affiliated persons of the Funds and (ii) clients of the Adviser or its affiliates that invest in the Funds or such clients’ consultants. No compensation or other consideration is received by the Funds or the Adviser, or any other person for these disclosures. A list of the entities that receive the Funds’ portfolio holdings information on such basis and the frequency with which it is provided to them is provided below:

Vickers Stock Research Corp.	Quarterly	30 days after month end
McGraw Hill	Monthly	30 days after month end
Standard & Poor’s	Weekly	on a 3 day lag
Moody’s Investors Service, Inc.	Weekly	on a 3 day lag
Fitch Ratings	Weekly	on a 3 day lag
MorningStar Inc.	Monthly	30 days after month end
Lipper, Inc.	Monthly	30 days after month end
Thomson Financial	Monthly	30 days after month end
Bloomberg LP	Monthly	30 days after month end

Investment Company Institute	Monthly	30 days after month end

In addition, certain service providers to the Funds or the Adviser, Administrator, Shareholder Servicing Agent or Distributor may for legitimate business purposes receive the Funds’ portfolio holdings information earlier than 30 days after month end, such as sub-advisers, rating and ranking agencies, pricing services, proxy voting service providers, accountants, attorneys, custodians, securities lending agents, brokers in connection with Fund transactions and in providing price quotations, transfer agents and entities providing CDSC financing (released weekly one day after trade date). These service providers include the following: The Bank of New York Company, Inc.; Bowne & Co., Inc.; Dechert LLP; R.R. Donnelley & Sons Company; FT Interactive Data; Institutional Shareholder Services, Inc.; J.J. Kenny; Morgan Stanley & Co., Incorporated (Prime Broker for the Multi-Cap Market Neutral Fund); Moody’s Investors Service; and Fitch Ratings. Other service providers (e.g., the Fund’s administrator) are identified elsewhere in the registration statement. In addition, when a Fund redeems a shareholder in kind, the shareholder generally receives its proportionate share of the Fund’s portfolio holdings and, therefore, the shareholder and its agent may receive such information earlier than 30 days after month end. Such holdings are released on conditions of confidentiality, which include appropriate trading prohibitions. “Conditions of confidentiality” include confidentiality terms included in written agreements, implied by the nature of the relationship (e.g., attorney-client relationship), or required by fiduciary or regulatory principles (e.g., custody services provided by financial institutions). Disclosure of a Fund’s portfolio securities as an exception to the Fund’s normal business practice requires the business unit proposing such exception to identify a legitimate business purpose for the disclosure and submit the proposal to the Fund’s Treasurer for approval following business and compliance review. Additionally, no compensation or other consideration is received by a Fund or the Adviser, or any other person for these disclosures. The Fund’s Trustees will review annually a list of such entities that have received such information, the frequency of such disclosures and the business purpose therefor. These procedures are designed to address conflicts of interest between the Fund’s shareholders on the one hand and the Fund’s Adviser or any affiliated person of the Fund or such entities on the other hand by creating a structured review and approval process which seeks to ensure that disclosure of information about the Fund’s portfolio securities is in the best interests of the Fund’s shareholders. There can be no assurance, however that a Fund’s policies and procedures with respect to the disclosure of portfolio holdings information will prevent the misuse of such information by individuals or firms in possession of such information.

Portfolio holdings of each Fund will be disclosed on a quarterly basis on forms required to be filed with the SEC as follows: (i) portfolio holdings as of the end of each fiscal year will be filed as part of the annual report filed on Form N-CSR; (ii) portfolio holdings as of the end of the first and third fiscal quarters will be filed on Form N-Q; and (iii) portfolio holdings as of the end of the six month period will be filed as part of the semi-annual report filed on Form N-CSR. The Trust’s Form N-CSRs and Form N-Qs will be available on the Funds’ website at www.jpmorganfunds.com and on the SEC website at www.sec.gov.

The Funds also include information concerning a Fund’s top ten holdings, and other related information, including statistical information about various financial characteristics of the Fund, in marketing materials that are posted on www.jpmorganfunds.com no sooner then 15 days after the end of each month. One day after this information has been made available to the public by means of posting on that website, it may also be included in other advertising and marketing material concerning the Funds.

Finally, the Funds release information concerning any and all portfolio holdings when required by law. Such releases may include providing information concerning holdings of a specific security to the issuer of such security.

Miscellaneous

The Trust is not required to hold a meeting of Shareholders for the purpose of electing Trustees except that (i) the Trust is required to hold a Shareholders’ meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by Shareholders and (ii) if, as a result of a vacancy on the Board of Trustees, less than two-thirds of the Trustees holding office have been elected by the Shareholders, that vacancy may only be filled by a vote of the Shareholders. In addition, Trustees may be removed from office by a written consent signed by the holders of Shares representing two-thirds of the outstanding Shares of the Trust at a meeting duly called for the purpose, which meeting shall be held upon the written request of the holders of Shares representing not less than 20% of the outstanding Shares of the Trust. Except as set forth above, the Trustees may continue to hold office and may appoint successor Trustees.

As used in the Trust’s Prospectuses and in this Statement of Additional Information, “assets belonging to a Fund” means the consideration received by the Trust upon the issuance or sale of Shares in that Fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale, exchange, or liquidation of such investments, and any funds or payments derived from any reinvestment of such proceeds, and any general assets of the Trust not readily identified as belonging to a particular Fund that are allocated to that Fund by the Trust’s Board of Trustees. The Board of Trustees may allocate such general assets in any manner it deems fair and equitable. It is anticipated that the factor that will be used by the Board of Trustees in making allocations of general assets to particular Funds will be the relative net asset values of the respective Funds at the time of allocation. Assets belonging to a particular Fund are charged with the direct liabilities and expenses in respect of that Fund, and with a share of the general liabilities and expenses of the Trust not readily identified as belonging to a particular Fund that are allocated to that Fund in proportion to the relative net asset values of the respective Funds at the time of allocation. The timing of allocations of general assets and general liabilities and expenses of the Trust to particular Funds will be determined by the Board of Trustees of the Trust and will be in accordance with generally accepted accounting principles. Determinations by the Board of Trustees of the Trust as to the timing of the allocation of general liabilities and expenses and as to the timing and allocable portion of any general assets with respect to a particular Fund are conclusive. As used in the Trust’s Prospectuses and in this Statement of Additional Information, a “vote of a majority of the outstanding Shares” of the Trust, a particular Fund, or a particular class of Shares of a Fund, means the affirmative vote of the lesser of (a) more than 50% of the outstanding Shares of the Trust, such Fund, or such class of Shares of such Fund, or (b) 67% or more of the Shares of the Trust, such Fund, or such class of Shares of such Fund present at a meeting at which the holders of more than 50% of the outstanding Shares of the Trust, such Fund, or such class of Shares of such Fund are represented in person or by proxy.

The Trust is registered with the SEC as an open-end, management investment company. Such registration does not involve supervision by the SEC of the management or policies of the Trust.

The Prospectus and this Statement of Additional Information omit certain of the information contained in the Registration Statement filed with the SEC. Copies of such information may be obtained from the SEC upon payment of the prescribed fee.

The Prospectus and this Statement of Additional Information are not an offering of the securities herein described in any State in which such offering may not lawfully be made. No salesperson, dealer, or other person is authorized to give any information or make any representation other than those contained in the Prospectus and Statement of Additional Information.

As of January 31, 2005, the following persons were the owners of more than 5% of the outstanding Shares of the following class of Shares of the following Funds. Shareholders designated by an asterisk hold 25% or more of a Class of a Fund. Such shareholders are “controlling persons” under the 1940 Act.

5% Shareholders as of January 31, 2005

Name and Address	Fund/Class	Percentage of Ownership	Type of Ownership
Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052 (referred to as “Pershing”)	Arizona Municipal Bond Fund Class A	9.61%	Record

Merrill Lynch Pierce Fenner & Smith Inc. For the Sole Benefit of Customers 4800 Deer Lake Dr East Jacksonville, FL 32246-6484 (referred to as “Merrill Lynch”)	Arizona Municipal Bond Fund Class B	15.55%	Record

Pershing	Arizona Municipal Bond Fund Class B	12.17%	Record

Strafe & Co.[1] BOIA—One Group Operations 1111 Polaris Parkway P.O. Box 711234 Columbus, OH 43271-1234* (referred to as “Strafe & Co.”)	Arizona Municipal Bond Fund Class I (redesignated Select Class Shares)	98.87%	Record

Name and Address	Fund/Class	Percentage of Ownership	Type of Ownership
Merrill Lynch	Core Bond Fund Class A	11.78%	Record

Mercer Trust Company FBO LA Z Boy Inc Retirement Savings Plan Attn DC Plan Admin MS N-7-L 1 Investors Way Norwood MA 02062-1584	Core Bond Fund Class A	5.78%	Record

Nationwide Trust Company FSB C/O IPO Portfolio Accounting PO Box 182029 Columbus OH 43218-2029	Core Bond Fund Class A	5.37%	Record

Merrill Lynch	Core Bond Fund Class B	16.27%	Record

Merrill Lynch*	Core Bond Fund Class C	25.33%	Record

Strafe & Co.*[1]	Core Bond Fund Class I (redesignated Select Class Shares)	49.69%	Record

Bank One as Trustee FBO[1] Siemens Dematic Rapistan Salaried 4 611 Woodward Ave Mail Code: MI1-8142, 12th Floor Detroit, MI 48226-3408 (referred to as “Bank One—Siemens Dematic Rapistan”)	Diversified Mid Cap Fund Class A	5.68%	Record

Merrill Lynch	Diversified Mid Cap Growth Fund Class A	7.41%	Record

Fidelity Investments Institutional Operations Co Inc (FIIOC) Employee Benefit Plans 100 Magellan Way #KW1C Covington, KY 41015-1999	Diversified Mid Cap Growth Fund Class A	6.84%	Record

Strafe & Co.*[1]	Diversified Mid Cap Growth Fund Class I (redesignated Select Class Shares)	72.94%	Record

OG Investor Growth & Income Fund[1]	Diversified Mid Cap Growth Fund Class I (redesignated Select Class Shares)	5.59%	Record & Beneficial

OG Investor Growth Fund[1]	Diversified Mid Cap Growth Fund Class I (redesignated Select Class Shares)	5.47%	Record & Beneficial

Merrill Lynch	Diversified Mid Cap Fund Class B	10.55%	Record

Merrill Lynch	Diversified Mid Cap Fund Class C	11.37%	Record

Name and Address	Fund/Class	Percentage of Ownership	Type of Ownership

NFSC FEBO #B37-024902 Daphne Macnaughton Trust Daphne Macnaughton U/A 11/05/04 664 Oaks Creek Court Osprey FL 34229-9421	Diversified Mid Cap Class C	5.18%	Record

Strafe & Co.*[1]	Diversified Mid Cap Fund Class I (redesignated Select Class Shares)	72.21%	Record

OG Investor Growth Fund[1]	Diversified Mid Cap Fund Class I (redesignated Select Class Shares)	9.90%	Record & Beneficial

OG Investor Growth & Income Fund[1]	Diversified Mid Cap Fund Class I (redesignated Select Class Shares)	10.16%	Record & Beneficial

Bank One—Siemens Dematic Rapistan[1]	Diversified Mid Cap Value Fund Class A	6.34%	Record

Merrill Lynch	Diversified Mid Cap Value Fund Class C	10.91%	Record

Strafe & Co.*[1]	Diversified Mid Cap Value Fund Class I (redesignated Select Class Shares)[6]	75.10%	Record

OG Investor Growth & Income Fund	Diversified Mid Cap Value Fund Class I (redesignated Select Class Shares)[6]	6.09%	Record & Beneficial

OG Investor Growth Fund	Diversified Mid Cap Value Fund Class I (redesignated Select Class Shares)[6]	5.94%	Record & Beneficial

Pershing	Equity Income Fund Class C	17.48%	Record

Strafe & Co.*[1]	Equity Income Fund Class I (redesignated Select Class Shares)	63.75%	Record

OG Investor Balanced Fund[1]	Equity Income Fund Class I (redesignated Select Class Shares)	20.30%	Record & Beneficial

One Group Investor Conservative Growth Fund[1] C/o Stephanie Dorsey 1111 Polaris Parkway—Suite 2G P.O. Box 711235, OH1-1235 Columbus, OH 43240-1235 (referred to as “OG Investor Conservative Growth Fund”)	Equity Income Fund Class I (redesignated Select Class Shares)	12.12%	Record & Beneficial

Strafe & Co.*[1]	Equity Index Fund Class I (redesignated Select Class Shares)	77.50%	Record

Merrill Lynch	Government Bond Fund Class A	7.99%	Record

Merrill Lynch	Government Bond Fund Class C	6.23%	Record

Name and Address	Fund/Class	Percentage of Ownership	Type of Ownership
OG Investor Balanced Fund[1]	Government Bond Fund Class I (redesignated Select Class Shares)	18.56%	Record & Beneficial

OG Investor Conservative Growth Fund[1]	Government Bond Fund Class I (redesignated Select Class Shares)	9.81%	Record & Beneficial

OG Investor Growth & Income Fund[1]	Government Bond Fund Class I (redesignated Select Class Shares)	8.82%	Record & Beneficial

Strafe & Co.*[1]	Government Bond Fund Class I (redesignated Select Class Shares)	62.06%	Record

One Group Settlement Account Procash Processing 15th Fl One Pershing Plaza Jersey City, NJ 07399-0001* (referred to as “OG Settlement Account”)	U.S. Government Money Market Fund Administrative Class (redesignated Agency Shares)	33.38%	Record

JPMorgan Securities Inc[1] OMNIBUS Account 1 Bank One Plz Ste IL1-0237 Chicago, IL 60670-0237* (referred to as “ JPMorgan Securities”)	U.S. Government Money Market Fund Administrative Class (redesignated Agency Shares)	55.11%	Record

JPMorgan Chase[1] Attn: Virginia Delgado 2 JIP 6-133 14202 Dallas Pkwy Fl 6 Dallas, TX 75254-2973 (referred to as “JP Morgan Chase”)	U.S. Government Money Market Fund Administrative Class (redesignated Agency Shares)	11.50%	Record

Strafe & Co.*	U.S. Government Money Market Fund Class I (redesignated Capital Shares)	47.09%	Record

JPMorgan Chase*[1]	U.S. Government Money Market Fund Class I (redesignated Capital Shares)	26.67%	Record

JPMorgan Securities[1]	U.S. Government Money Market Fund Class I (redesignated Capital Shares)	11.21%	Record

Bank One National Sweep Operations[1] Attn: Terri McKibben P.O. Box 711214 Columbus, OH 43271-1214* (referred to as “Bank One National Sweep Operations”)	U.S. Government Money Market Fund Class S (redesignated Premier Shares)	70.24%	Record

JPMorgan Chase[1]	U.S. Government Money Market Fund Class S (redesignated Premier Shares)	13.20%	Record

OG Settlement Account	U.S. Government Money Market Fund Class S (redesignated Premier Shares)	9.26%	Record

Name and Address	Fund/Class	Percentage of Ownership	Type of Ownership

JPMorgan Securities[1]	U.S. Government Money Market Fund Class S (redesignated Premier Shares)	7.28%	Record

Merrill Lynch	High Yield Bond Fund Class B	9.27%	Record
Merrill Lynch	High Yield Bond Fund Class C	12.05%	Record

Strafe & Co.*[1]	High Yield Bond Fund Class I (redesignated Select Class Shares)	56.73%	Record

OG Investor Growth & Income Fund[1]	High Yield Bond Fund Class I (redesignated Select Class Shares)	14.17%	Record & Beneficial

OG Investor Balanced Fund[1]	High Yield Bond Fund Class I (redesignated Select Class Shares)	13.24%	Record & Beneficial

OG Investor Conservative Growth Fund[1]	High Yield Bond Fund Class I (redesignated Select Class Shares)	5.60%	Record & Beneficial

OG Investor Growth Fund[1]	High Yield Bond Fund Class C	5.11%	Record & Beneficial

Pershing	Core Plus Bond Fund Class C	5.57%	Record

Strafe & Co.*[1]	Core Plus Bond Fund Class I (redesignated Select Class Shares)	69.34%	Record

OG Investor Balanced Fund[1]	Core Plus Bond Fund Class I (redesignated Select Class Shares)	13.59%	Record & Beneficial

OG Investor Growth & Income Fund[1]	Core Plus Bond Fund Class I (redesignated Select Class Shares)	9.27%	Record & Beneficial

OG Investor Conservative Growth Fund[1]	Core Plus Bond Fund Class I (redesignated Select Class Shares)	7.06%	Record & Beneficial

Merrill Lynch	Intermediate Bond Fund Class A	7.71%	Record

Merrill Lynch	Intermediate Bond Fund Class C	20.29%	Record

Strafe & Co.*[1]	Intermediate Bond Fund Class I (redesignated Select Class Shares)	62.67%	Record

OG Investor Balanced Fund[1]	Intermediate Bond Fund Class I (redesignated Select Class Shares)	5.03%	Record & Beneficial

Name and Address	Fund/Class	Percentage of Ownership	Type of Ownership

Merrill Lynch	International Equity Index Fund Class C	5.66%	Record

Strafe & Co.*[1]	International Equity Index Fund Class I (redesignated Select Class Shares)	61.77%	Record
OG Investor Growth Fund[1]	International Equity Index Fund Class I (redesignated Select Class Shares)	7.77%	Record & Beneficial

OG Investor Growth & Income Fund[1]	International Equity Index Fund Class I (redesignated Select Class Shares)	7.96%	Record & Beneficial

OG Investor Balanced Fund[1]	International Equity Index Fund Class I (redesignated Select Class Shares)	7.43%	Record & Beneficial

JPMorgan Chase Retirement Plan[1]	International Equity Index Fund Class I (redesignated Select Class Shares)	12.37%	Record

Merrill Lynch	Investor Balanced Fund Class C	12.60%	Record

Strafe & Co.*[1]	Investor Balanced Fund Class I (redesignated Select Class Shares)	77.67%	Record

Merrill Lynch	Investor Conservative Growth Fund Class C	6.46%	Record

Amvescap National Trust Company FBO Therm-O-Disc Profit Sharing Retirement Plan PO Box 105779 Atlanta, GA 30348-5779	Investor Conservative Growth Fund Class I (redesignated Select Class Shares)	11.53%	Record

Strafe & Co.*[1]	Investor Conservative Growth Fund Class I (redesignated Select Class Shares)	42.90%	Record

Merrill Lynch	Investor Growth Fund Class C	23.18%	Record

Strafe & Co.*[1]	Investor Growth Fund Class I (redesignated Select Class Shares)	60.64%	Record

Amvescap National Trust Company FBO Kearfott Guidance & Navigation Corp Deferred Savings Plan P.O. Box 105779 Atlanta, GA 30348-5779	Investor Growth Fund Class I (redesignated Select Class Shares)	8.79%	Record

Amvescap Natl Tr Co as Agent for BA FBO Therm-O-Disc Profit Sharing Retirement Plan P.O. Box 105779 Atlanta, GA 30348-5779	Investor Growth Fund Class I (redesignated Select Class Shares)	8.32%	Record

Name and Address	Fund/Class	Percentage of Ownership	Type of Ownership

Merrill Lynch*	Investor Growth & Income Fund Class C	27.96%	Record
Strafe & Co.*[1]	Investor Growth & Income Fund Class I (redesignated Select Class Shares)	51.82%	Record

Bank One as Trustee FBO[1] Kelly Retirement Plus 1 Bank One Plaza, Ste IL1-0643 Chicago, IL 60670-0001	Investor Growth & Income Fund Class I (redesignated Select Class Shares)	23.52%	Record

Pershing	Kentucky Municipal Bond Fund Class A	19.12%	Record

First Clearing, LLC A/C 2365-2897 Fred Kluessendort & Avonelle Kluessendort Co-TTEEs 10700 Wheat First Drive Glen Allen, VA 23060-9243	Kentucky Municipal Bond Fund Class A	5.49%	Record

Strafe & Co.*[1]	Kentucky Municipal Bond Fund Class I (redesignated Select Class Shares)	96.73%	Record

Kemper Service Company	Large Cap Growth Fund Class C	23.99%	Record

Strafe & Co.*[1]	Large Cap Growth Fund Class I (redesignated Select Class Shares)	50.80%	Record

OG Investor Growth & Income Fund[1]	Large Cap Growth Fund Class I (redesignated Select Class Shares)	17.82%	Record & Beneficial

OG Investor Growth Fund[1]	Large Cap Growth Fund Class I (redesignated Select Class Shares)	13.36%	Record & Beneficial

OG Investor Balanced Fund[1]	Large Cap Growth Fund Class I (redesignated Select Class Shares)	8.96%	Record & Beneficial

Kemper Service Company	Large Cap Value Fund Class C	9.86%	Record

Merrill Lynch	Large Cap Value Fund Class C	7.38%	Record

Strafe & Co.*[1]	Large Cap Value Fund Class I (redesignated Select Class Shares)	50.90%	Record

OG Investor Growth & Income Fund[1]	Large Cap Value Fund Class I (redesignated Select Class Shares)	18.21%	Record & Beneficial

OG Investor Growth Fund[1]	Large Cap Value Fund Class I (redesignated Select Class Shares)	14.56%	Record & Beneficial

OG Investor Balanced Fund[1]	Large Cap Value Fund Class I (redesignated Select Class Shares)	9.18%	Record & Beneficial

Name and Address	Fund/Class	Percentage of Ownership	Type of Ownership
Merrill Lynch	Louisiana Municipal Bond Fund Class B	5.18%	Record

Strafe & Co.*[1]	Louisiana Municipal Bond Fund Class I (redesignated Select Class Shares)	89.46%	Record

Mercer Trust Co TTEE Daikin America Inc 401(k) P/S Plan & Trust Attn: DC Plan Admin Team One Investors Way MS N1H Norwood, MA 02062-1584	Market Expansion Index Fund Class A	8.06%	Record

Merrill Lynch	Market Expansion Index Fund Class A	10.39%	Record

Merrill Lynch	Market Expansion Index Fund Class B	11.77%	Record

Merrill Lynch*	Market Expansion Index Fund Class C	30.54%	Record

Strafe & Co.*[1]	Market Expansion Index Fund Class I (redesignated Select Class Shares)	55.19%	Record

OG Investor Growth & Income Fund[1]	Market Expansion Index Fund Class I (redesignated Select Class Shares)	14.66%	Record & Beneficial

OG Investor Balanced Fund[1]	Market Expansion Index Fund Class I (redesignated Select Class Shares)	13.70%	Record & Beneficial

OG Investor Growth Fund[1]	Market Expansion Index Fund Class I (redesignated Select Class Shares)	9.55%	Record & Beneficial

Merrill Lynch*	Multi-Cap Market Neutral Fund Class A	50.69%	Record

Merrill Lynch*	Multi-Cap Market Neutral Fund Class B	48.53%	Record

Merrill Lynch*	Multi-Cap Market Neutral Fund Class C	50.91%	Record

Strafe & Co.*[1]	Multi-Cap Market Neutral Fund Class I (redesignated Select Class Shares)	55.77%	Record

OG Investor Growth & Income Fund[1]	Multi-Cap Market Neutral Fund Class I (redesignated Select Class Shares)	13.91%	Record & Beneficial

OG Investor Balanced Fund[1]	Multi-Cap Market Neutral Fund Class I (redesignated Select Class Shares)	12.97%	Record & Beneficial

OG Investor Growth Fund[1]	Multi-Cap Market Neutral Fund Class I (redesignated Select Class Shares)	9.01%	Record & Beneficial

Name and Address	Fund/Class	Percentage of Ownership	Type of Ownership
OG Investor Conservative Growth Fund[1]	Multi-Cap Market Neutral Fund Class I (redesignated Select Class Shares)	6.19%	Record & Beneficial

Pershing	Michigan Municipal Bond Fund Class A	5.81%	Record

Strafe & Co.*[1]	Michigan Municipal Bond Fund Class I (redesignated Select Class Shares)	98.96%	Record

Dreyfus Service Corporation FBO A/C 846-0981021744 Attn: Tim Barrett 144 Glenn Curtiss Blvd East Tower 8th Floor Uniondale, NY 1556-0001*	Michigan Municipal Money Market Fund Class A (redesignated Reserve Shares)	42.26%	Record

OG Settlement Account*[1]	Michigan Municipal Money Market Fund Class A (redesignated Reserve Shares)	30.69%	Record

James R. Donahey Pat J. Donahey JT Ten 421 Highland Ann Arbor, MI 48104-1729	Michigan Municipal Money Market Fund Class A (redesignated Reserve Shares)	15.36%	Record & Beneficial

Strafe & Co.*[1]	Michigan Municipal Money Market Fund Class I (redesignated Premier Shares)	49.95%	Record

Reich & Tang Services Inc.* FBO Various Customers Attn: Ruben Torres 600th 5th Ave New York, NY 10020-2302	Michigan Municipal Money Market Fund Class I (redesignated Premier Shares)	42.93%	Record

JPMorgan Chase[1]	Michigan Municipal Money Market Fund Class I (redesignated Premier Shares)	7.03%	Record

Pershing	Mortgage-Backed Securities Fund Class A	22.23%	Record

NFSC FEBO #251-088870 Edward Messina E Messina / J Baranello Jr Trustees UA 10/01/1980 485 5th Ave New York NY 10017-6149	Mortgage-Backed Securities Fund Class A	6.40%	Record

Strafe & Co.*[1]	Mortgage-Backed Securities Fund Class I (redesignated Select Class Shares)	25.85%	Record

Mac & Co A/C ROCF8745212 Mutual Funds Operations P.O. Box 3198 Pittsburgh, PA 15230-3198	Mortgage-Backed Securities Fund Class I (redesignated Select Class Shares)	9.84%	Record

Name and Address	Fund/Class	Percentage of Ownership	Type of Ownership
Northern Trust Company FBO Potomac Electric Power CO 22-0735 PO Box 92956 Chicago IL 60675-2956	Mortgage-Backed Securities Fund Class I (redesignated Select Class Shares)	5.94%	Record

Merrill Lynch	Municipal Income Fund Class C	8.39%	Record

Strafe & Co.*[1]	Municipal Income Fund Class I (redesignated Select Class Shares)	98.20%	Record

OG Settlement Account*	Municipal Money Market Fund Class A (redesignated Reserve Shares)	43.93%	Record

Bank One National Sweep Operations*[1]	Municipal Money Market Fund Class A (redesignated Reserve Shares)	44.75%	Record

Strafe & Co.*[1]	Municipal Money Market Fund Class I (redesignated Premier Shares)	98.20%	Record

Pershing	Ohio Municipal Bond Fund Class A	13.57%	Record

Robert W Baird & Co. Inc. A/C 3436-4704 777 East Wisconsin Avenue Milwaukee, WI 53202-5300	Ohio Municipal Bond Fund Class A	5.00%	Record

Strafe & Co.*[1]	Ohio Municipal Bond Fund Class I (redesignated Select Class Shares)	87.33%	Record

Dreyfus Service Corporation FBO A/C #845-0981021736 Attn: Tim Barrett 144 Glenn Curtiss Blvd. East Tower 8th Floor Uniondale, NY 11556-0001*	Ohio Municipal Money Market Fund Class A (redesignated Reserve Shares)	70.07%	Record

OG Settlement Account*	Ohio Municipal Money Market Fund Class A (redesignated Reserve Shares)	28.65%	Record

Strafe & Co.*[1]	Ohio Municipal Money Market Fund Class I (redesignated Premier Shares)	90.73%	Record

JPMorgan Chase[1]	Ohio Municipal Money Market Fund Class I (redesignated Premier Shares)	8.98%	Record

Bank One National Sweep Operations*[1]	Liquid Assets Money Market Fund Class A (redesignated Reserve Shares)	58.11%	Record

Name and Address	Fund/Class	Percentage of Ownership	Type of Ownership
OG Settlement Account*	Liquid Assets Money Market Fund Class A (redesignated Reserve Shares)	29.32%	Record

H&R Block Financial Advisors A/C 5294-8260 The Dime Building 719 Griswold Street, Ste 1700 Detroit, MI 48226-3318	Liquid Assets Money Market Fund Class C	16.02%	Record

Pershing	Liquid Assets Money Market Fund Class C	12.91%	Record

Strafe & Co.*[1]	Liquid Assets Money Market Fund Class I (redesignated Investor Shares)	59.60%	Record

JPMorgan Chase*[1]	Liquid Assets Money Market Fund Class I (redesignated Investor Shares)	34.15%	Record

Merrill Lynch	Short Duration Bond Fund Class A	5.29%	Record

Merrill Lynch	Short Duration Bond Fund Class B	8.71%	Record

Merrill Lynch	Short Term Municipal Bond Fund Class A	9.46%	Record

Pershing	Short Term Municipal Bond Fund Class A	5.20%	Record

Merrill Lynch	Short Term Municipal Bond Fund Class B	7.39%	Record

Strafe & Co.*[1]	Short Term Municipal Bond Fund Class I (redesignated Select Class Shares)	95.85%	Record

Bank One—Siemens Dematic Rapistan[1]	Small Cap Growth Fund Class A	8.81%	Record

Merrill Lynch*	Small Cap Growth Fund Class C	38.26%	Record

Strafe & Co.*[1]	Small Cap Growth Fund Class I (redesignated Select Class Shares)	78.45%	Record

OG Investor Growth & Income Fund[1]	Small Cap Growth Fund Class I (redesignated Select Class Shares)	6.79%	Record & Beneficial

OG Investor Growth Fund[1]	Small Cap Growth Fund Class I (redesignated Select Class Shares)	6.61%	Record & Beneficial

Name and Address	Fund/Class	Percentage of Ownership	Type of Ownership
Merrill Lynch	Small Cap Value Fund Class A	6.06%	Record

Merrill Lynch	Small Cap Value Fund Class B	8.05%	Record

Merrill Lynch*	Small Cap Value Fund Class C	32.62%	Record

Strafe & Co.*[1]	Small Cap Value Fund Class I (redesignated Select Class Shares)	75.99%	Record

Merrill Lynch	Tax Free Bond Fund Class A	6.15%	Record

Strafe & Co.*[1]	Tax Free Bond Fund Class I (redesignated Select Class Shares)	98.23%	Record

Strafe & Co.*[1]	Technology Fund Class I (redesignated Select Class Shares)	97.17%	Record

Pershing	Treasury & Agency Fund Class A	7.35%	Record

Trustlynx & Co ACCT# 00TD2 PO Box 173736 Denver, CO 80217-3736	Treasury & Agency Fund Class A	6.79%	Record

Strafe & Co.*[1]	Treasury & Agency Fund Class I (redesignated Select Class Shares)	79.53%	Record

J P Morgan Trust Company[1] National Association as Trustee Attn Arla Scott 600 Travis St., Fl 11 Houston TX 77002-3009	Treasury & Agency Fund Class I (redesignated Select Class Shares)	10.70%	Record

Merrill Lynch	Ultra Short Term Bond Fund Class A	5.66%	Record

Merrill Lynch	Ultra Short Term Bond Fund Class B	7.24%	Record

Strafe & Co.*[1]	Ultra Short Term Bond Fund Class I (redesignated Select Class Shares)	44.67%	Record

JPMorgan as Cust for Porsche Business Services Attn: David Carrasquillo 3 Metrotech Ctr Brooklyn, NY 11245-0001	Ultra Short Term Bond Fund Class I (redesignated Select Class Shares)	6.49%	Record

NA Bank & Co C/O Bank of Oklahoma PO Box 2180 Tulsa OK 74101-2180	Ultra Short Term Bond Fund Class I (redesignated Select Class Shares)	6.20%	Record

Name and Address	Fund/Class	Percentage of Ownership	Type of Ownership
Bank One National Sweep Operations*[1]	U.S. Treasury Plus Money Market Fund Class A (redesignated Reserve Shares)	73.05%	Record

OG Settlement Account	U.S. Treasury Plus Money Market Fund Class A (redesignated Reserve Shares)	23.91%	Record

State Street Bank & Trust Co Cust for the Trad IRA of Karen L Carlson 3S383 Chestnut Ct Warrenville IL 60555-2646	U.S. Treasury Plus Money Market Fund Class B	5.80%	Record

State Street Bank & Trust Co Cus for the Rollover IRA of Gerof G Vogt 18 Nottawasaga Ct RR3 Penetang Ontario Canada L9MIR3	U.S. Treasury Plus Money Market Fund Class B	5.29%	Record

Pershing*	U.S. Treasury Plus Money Market Fund Class C	41.87%	Record

Ronald A Babbitt Kathleen K Babbitt JTWROS 530 Emerald Dr Campobello SC 29322-9412	U.S. Treasury Plus Money Market Fund Class C	11.41%	Record

State Street Bank & Trust Co Cust for the Trad IRA of Timothy J Kuether 211 Woodlake Dr Spartanburg SC 29301-5247	U.S. Treasury Plus Money Market Fund Class C	20.31%	Record

JPMorgan Chase*[1]	U.S. Treasury Plus Money Market Fund Class I (redesignated Investor Shares)	62.92%	Record

Strafe & Co.*[1]	U.S. Treasury Plus Money Market Fund Class I (redesignated Investor Shares)	36.79%	Record

Pershing	West Virginia Municipal Bond Fund Class A	24.56%	Record

Strafe & Co.*[1]	West Virginia Municipal Bond Fund Class I (redesignated Select Class Shares)	83.32%	Record

Security National Trust Company 1300 Chapline St. Wheeling, WV 26003-3348	West Virginia Municipal Bond Fund Class I (redesignated Select Class Shares)	15.44%	Record

Name and Address	Fund/Class	Percentage of Ownership	Type of Ownership
*Charles Schwab & Co. Inc. Attn: Mutual Funds 101 Montgomery St San Francisco, CA 94104-4122	Predecessor U.S. Real Estate Fund Class S	42.94%	Record

SC Realty Incorporated C/O GE Real Estate Attn: Tax Department 292 Long Ridge Rd Stamford, CT 06927-0001	Predecessor US Real Estate Fund Class S	6.85%	Record

*Strafe & Co.[1] BOIA-One Group Operations P.O. Box 711234 Columbus, OH 43271-0001	Predecessor US Real Estate Institutional Class	100%	Record

1	The shareholder of record is a subsidiary or affiliate of JPMorgan Chase & Co. (a “JPMorgan Affiliate”). Typically, the shares are held for the benefit of underlying accounts for which the JPMorgan Affiliate may have voting or investment power. To the extent that JPMorgan Affiliates own 25% or more of a class of shares of a Fund, JPMorgan Chase & Co. may be deemed to be a “controlling person” of such shares under the 1940 Act.

As a group, the Trustees and Officers of the Trust owned less than 1% of the Shares of any class of any Fund of the Trust. Ultra, Institutional Class and Morgan Shares did not commence operations until February 19, 2005. As a result, there are no 5% and 25% shareholders shown for such classes.

Financial Statements

The financial statements of the Trust (other than the Predecessor U.S. Real Estate Fund) are incorporated by reference into this Statement of Additional Information. The financial statements for the fiscal year ended June 30, 2004 have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm to the Trust, as indicated in their reports with respect thereto, and are incorporated herein by reference in reliance upon the authority of said firm as experts in accounting and auditing in giving said reports.

The Predecessor U.S. Real Estate Fund had a fiscal year end of December 31st. As of the date of this Statement of Additional Information, the financial statements for the period ending December 31, 2004 have not been finalized. KPMG LLP (“KPMG”) was the Independent Registered Public Accounting Firm for the Predecessor U.S. Real Estate Fund until KPMG’s resignation on August 30, 2004. The reports provided by KPMG for the fiscal years ending December 31, 2002 and December 31, 2003 were unqualified and contained no adverse opinion or disclaimer of opinion, nor were the reports modified as to uncertainty, audit scope, or accounting principle. The audited December 31, 2003 financial statements of the Predecessor U.S. Real Estate Fund and certain of the information appearing under the caption “Financial Highlights” included in the prospectuses have been audited by KPMG and are incorporated herein by reference in reliance upon the authority of such firm as experts in accounting and auditing in giving said reports. The unaudited financial statements of the Predecessor U.S. Real Estate Fund for the six month period ending June 30, 2004 are also incorporated herein by reference.

APPENDIX A—DESCRIPTION OF RATINGS

The following is a summary of published ratings by major credit rating agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although the Advisor considers security ratings when making investment decisions, it also performs its own investment analysis and does not rely solely on the ratings assigned by credit agencies.

Unrated securities will be treated as non-investment grade securities unless the Advisor determines that such securities are the equivalent of investment grade securities. Securities that have received different ratings from more than one agency are considered investment grade if at least one agency has rated the security investment grade.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

Standard & Poor’s Rating Service (“S&P”)

A-1	Highest category of commercial paper. Capacity to meet financial commitment is strong. Obligations designated with a plus sign (+) indicate that capacity to meet financial commitment is extremely strong.

A-2	Issues somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the capacity to meet financial commitments is satisfactory.

A-3	Exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B	Regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

C	Currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D	In payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Fitch Ratings (“Fitch”)

F1	HIGHEST CREDIT QUALITY. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2	GOOD CREDIT QUALITY. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3	FAIR CREDIT QUALITY. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B	SPECULATIVE. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C	HIGH DEFAULT RISK. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D	DEFAULT. Denotes actual or imminent payment default.

“+” or “-”	may be appended to ‘F-1’ rating to denote relative status within the ‘F1’ rating category.

‘NR’	indicates that Fitch does not rate the issuer or issue in question.

Moody’s Investors Service, Inc. (“Moody’s”)
Prime-1	Superior ability for repayment, often evidenced by such characteristics as: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2	Strong capacity for repayment. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3	Acceptable capacity for repayment. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime	Does not fall within any of the Prime rating categories.

Dominion Bond Rating Service Limited (“Dominion”)
R-1	Prime Credit Quality

R-2	Adequate Credit Quality

R-3	Speculative

All three Dominion rating categories for short term debt use “high”, “middle” or “low” as subset grades to designate the relative standing of the credit within a particular rating category. The following comments provide separate definitions for the three grades in the Prime Credit Quality area.

R-1 (high)	Short term debt rated “R-1 (high)” is of the highest credit quality, and indicates an entity which possesses unquestioned ability to repay current liabilities as they fall due. Entities rated in this category normally maintain strong liquidity positions, conservative debt levels and profitability which is both stable and above average. Companies achieving an “R-1 (high)” rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results and no substantial qualifying negative factors. Given the extremely tough definition which Dominion has established for an “R-1 (high)”, few entities are strong enough to achieve this rating.

R-1 (middle)	Short term debt rated “R-1 (middle)” is of superior credit quality and, in most cases, ratings in this category differ from “R-1 (high)” credits to only a small degree. Given the extremely tough definition which Dominion has for the “R-1 (high)” category (which few companies are able to achieve), entities rated “R-1 (middle)” are also considered strong credits which typically exemplify above average strength in key areas of consideration for debt protection.

R-1 (low)	Short term debt rated “R-1” (low) is of satisfactory credit quality. The overall strength and outlook for key liquidity, debt and profitability ratios is not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors which exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.

R-2 (high); R-2 (middle); R-2 (low)	Short term debt rated “R-2” is of adequate credit quality and within the three subset grades, debt protection ranges from having reasonable ability for timely repayment to a level which is considered only just adequate. The liquidity and debt ratios of entities in the “R-2” classification are not as strong as those in the “R-1” category, and the past and future trend may suggest some risk of maintaining the strength of key ratios in these areas. Alternative sources of liquidity support are considered satisfactory; however, even the strongest liquidity support will not improve the commercial paper rating of the issuer. The size of the entity may restrict its flexibility, and its relative position in the industry is not typically as strong as an “R-1 credit”. Profitability trends, past and future, may be less favorable, earnings not as stabled, and there are often negative qualifying factors present which could also make the entity more vulnerable to adverse changes in financial and economic conditions.

R-3 (high); R-3 (middle); R-3 (low)	Short term debt rated “R-3” is speculative, and within the three subset grades, the capacity for timely payment ranges from mildly speculative to doubtful. “R-3” credits tend to have weak liquidity and debt ratios, and the future trend of these ratios is also unclear. Due to its speculative nature, companies with
“R-3” ratings would normally have very limited access to alternative sources of liquidity. Earnings would typically be very unstable, and the level of overall profitability of the entity is also likely to be low. The industry environment may be weak, and strong negative qualifying factors are also likely to be present.

DESCRIPTION OF BANK RATINGS

Moody’s

These ratings represent Moody’s opinion of a bank’s intrinsic safety and soundness.

A	These banks possess superior intrinsic financial strength. Typically they will be major financial institutions with highly valuable and defensible business franchises, strong financial fundamentals, and a very predictable and stable operating environment.

B	These banks possess strong intrinsic financial strength. Typically, they will be institutions with valuable and defensible business franchises, good financial fundamentals, and a predictable and stable operating environment.

C	These banks possess adequate intrinsic financial strength. Typically, they will be institutions with more limited but still valuable and defensible business franchises. These banks will display either acceptable financial fundamentals within a predictable and stable operating environment, or good financial fundamentals within a less predictable and stable operating environment.

D	Banks rated D display modest intrinsic financial strength, potentially requiring some outside support at times. Such institutions may be limited by one or more of the following factors; a weak business franchise; financial fundamentals that are deficient in one or more respects; or an unpredictable and unstable operating environment.

E	Banks rated E display very modest intrinsic financial strength, with a higher likelihood of periodic outside support or an eventual need for outside assistance. Such institutions may be limited by one or more of the following factors: a weak and limited business franchise; financial fundamentals that are materially deficient in one or more respects; or a highly unpredictable or unstable operating environment.

Where appropriate, a “+” modifier will be appended to ratings below the “A” category and a “-” modifier will be appended to ratings above the “E” category to distinguish those banks that fall in intermediate categories.

DESCRIPTION OF BOND RATINGS

S&P

Corporate and Municipal Bond Ratings

Investment Grade

AAA	Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA	Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only to a small degree.

A	Debt rated A has a strong capacity to pay interest and repay principal; it is somewhat more susceptible, however, to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB	Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions, or changing circumstances are more likely to impair the obligor’s capacity to pay interest and repay principal for debt in this category in higher-rated categories.

Speculative Grade

Debt rated BB, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB	Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB-rating.

B	Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

CCC	Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B-rating.

CC	The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C	The rating C is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

C1	The rating C1 is reserved for income bonds on which no interest is being paid.

D	Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of bankruptcy petition if debt service payments are jeopardized.

Plus(+) or Minus (-):  The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Provisional ratings:  The letter “p” indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

r:  The “r” is attached to highlight derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities.

The absence of an “r” symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R.	Not rated.

Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Moody’s

Long-Term Ratings: Bonds and Preferred Stock

Investment Grade

Aaa	Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure.

Aa	Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than with Aaa securities.

A	Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa	Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Non-Investment Grade

Ba	Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. The protection of interest and principal payments may be no more than moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B	Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca	Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C	Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment.

Moody’s applies numerical modifiers, 1, 2, and 3 in each generic rating classified from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Corporate Short-Term Debt Ratings

Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. Obligations relying upon support mechanisms such as letters of credit and bonds of indemnity are excluded unless explicitly rated.

Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

PRIME-1	Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2	Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3	Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

Fitch

Investment Grade

AAA	HIGHEST CREDIT QUALITY. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA	VERY HIGH CREDIT QUALITY. ‘AA’ ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A	HIGH CREDIT QUALITY. ‘A’ ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB	GOOD CREDIT QUALITY. ‘BBB’ ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB	SPECULATIVE. ‘BB’ ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B	HIGHLY SPECULATIVE. ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met: however, capacity for continued payment is contingent upon a sustained, favourable business and economic environment.

CCC, CC, C	HIGH DEFAULT RISK. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A ‘CC’ rating indicates that default of some kind appears probable. ‘C’ ratings signal imminent default.

DDD, DD, D	DEFAULT. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. ‘DDD’ obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. ‘DD’ indicates potential recoveries in the range of 50%-90% and ‘D’ the lowest recovery potential, i.e., below 50%.

Dominion

Bond and Long-Term Debt Rating Scale

AAA	Bonds rated “AAA” are of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present which would detract from the performance of the entity, the strength of liquidity and coverage ratios is unquestioned and the entity has established a creditable track record of superior performance. Given the extremely tough definition which Dominion has established for this category, few entities are able to achieve a AAA rating.

AA	Bonds rate “AA” are of superior credit quality, and protection of interest and principal is considered high. In many cases, they differ from bonds rated AAA only to a small degree. Given the extremely tough definition which Dominion has for the AAA category (which few companies are able to achieve), entities rated AA are also considered to be strong credits which typically exemplify above-average strength in key areas of consideration and are unlikely to be significantly affected by reasonably foreseeable events.

A	Bonds rated “A” are of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than with AA rated entities. While a respectable rating, entities in the “A” category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher rated companies.

BBB	Bonds rated “BBB” are of adequate credit quality. Protection of interest and principal is considered adequate, but the entity is more susceptible to adverse changes in financial and economic conditions, or there may be other adversities present which reduce the strength of the entity and its rated securities.

BB	Bonds rated “BB” are defined to be speculative, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the BB area typically have limited access to capital markets and additional liquidity support and, in many cases, small size or lack of competitive strength may be additional negative considerations.

B	Bonds rated “B” are highly speculative and there is a reasonably high level of uncertainty which exists as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.

CCC/ CC/C	Bonds rated in any of these categories are very highly speculative and are in danger of default of interest and principal. The degree of adverse elements present is more severe than bonds rated “B”, Bonds rated below “B” often have characteristics which, if not remedied, may lead to default. In practice, there is little difference between the “C” to “CCC” categories, with “CC” and “C” normally used to lower ranking debt of companies where the senior debt is rated in the “CCC” to “B” range.

D	This category indicates Bonds in default of either interest or principal.

(“high,” “low”) grades are used to indicate the relative standing of a credit within a particular rating category. The lack of one of these designations indicates a rating which is essentially in the middle of the category. Note that “high” and “low” grades are not used for the AAA category.

DESCRIPTION OF INSURANCE RATINGS

Moody’s

Insurance Financial Strength Ratings

These ratings represent Moody’s opinions of the ability of insurance companies to pay punctually senior policyholder claims and obligations.

Aaa	Insurance companies rated in this category offer exceptional financial security. While the credit profile of these companies is likely to change, such changes as can be visualized are most unlikely to impair their fundamentally strong position.

Aa	These insurance companies offer excellent financial security. Together with the Aaa group, they constitute what are generally known as high grade companies. They are rated lower than Aaa companies because long-term risks appear somewhat larger.

A	Insurance companies rated in this category offer good financial security. However, elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa	Insurance companies rated in this category offer adequate financial security. However, certain protective elements may be lacking or may be characteristically unreliable over any great length of time.

Ba	Insurance companies rated in this category offer questionable financial security. Often the ability of these companies to meet policyholder obligations may be very moderate and thereby not well safeguarded in the future.

B	Insurance companies rated in this category offer poor financial security. Assurance of punctual payment of policyholder obligations over any long period of time is small.

Caa	Insurance companies rated in this category offer very poor financial security. They may be in default on their policyholder obligations or there may be present elements of danger with respect to punctual payment of policyholder obligations and claims.

Ca	Insurance companies rated in this category offer extremely poor financial security. Such companies are often in default on their policyholder obligations or have other marked shortcomings.

C	Insurance companies rated in this category are the lowest rated class of insurance company and can be regarded as having extremely poor prospects of ever offering financial security.

Short-Term Insurance Financial Strength Ratings

These ratings represents Moody’s opinions of the ability of the insurance company to repay punctually its short-term senior policyholder claims and obligations. The ratings apply to senior policyholder obligations that mature or are payable within one year or less.

Specific obligations are considered unrated unless individually rated because the standing of a particular insurance obligation would depend on an assessment of its relative standing under those laws governing both the obligation and the insurance company.

P-1	Insurers (or supporting institutions) rated Prime-1 have a superior ability for repayment of senior short-term policyholder claims and obligations.

P-2	Insurers (or supporting institutions) rated Prime-2 have a strong ability for repayment of senior short-term policyholder claims and obligations.

P-3	Insurers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term policyholder claims and obligations.

NP	Insurers (or supporting institutions) rated Not Prime (NP) do not fall within any of the Prime rating categories.

S&P

An insurer rated “BBB” or higher is regarded as having financial security characteristics that outweigh any vulnerabilities, and is highly likely to have the ability to meet financial commitments.

AAA	Extremely Strong financial security characteristics. “AAA” is the highest Insurer Financial Strength Rating assigned by Standard & Poor’s.

AA	Very Strong financial security characteristics, differing only slightly from those rated higher.

A	Strong financial security characteristics, but is somewhat more likely to be affected by adverse business conditions than are insurers with higher ratings.

BBB	Good financial security characteristics, but is more likely to be affected by adverse business conditions than are higher rated insurers.

An insurer rated “BB” or lower is regarded as having vulnerable characteristics that may outweigh its strengths. “BB” indicates the least degree of vulnerability within the range; “CC” the highest.

BB	Marginal financial security characteristics. Positive attributes exist, but adverse business conditions could lead to insufficient ability to meet financial commitments.

B	Weak financial security characteristics. Adverse business conditions will likely impair its ability to meet financial commitments.

CCC	Very Weak financial security characteristics, and is dependent on favorable business conditions to meet financial commitments.

CC	Extremely Weak financial security characteristics and is likely not to meet some of its financial commitments.

R	An insurer rated R is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision, the regulators may have the power to favor one class of obligations over others or pay some obligations and not others. The rating does not apply to insurers subject only to nonfinancial actions such as market conduct violations.

NR	Not Rated, which implies no opinion about the insurer’s financial security.

Plus (+) or minus (-) Following ratings from “AA” to “CCC” show relative standing within the major rating categories.

Fitch

Insurer Financial Strength Ratings

A Fitch insurer financial strength rating (“IFS rating”) provides an assessment of the financial strength of an insurance organization, and its capacity to meet senior obligations to policyholders and contractholders on a timely basis. The IFS rating is assigned to the insurance organization itself, and no liabilities or obligations of the insurer are specifically rated unless otherwise stated (for example, Fitch may separately rate the debt obligations of an insurer). The IFS rating can be assigned to insurance and reinsurance companies in all insurance sectors, including the life & health, property & casualty, mortgage, financial guaranty and title insurance sectors, as well as managed care companies such as health maintenance organizations.

The IFS rating uses the same ratings scale and symbols used by Fitch for its international ratings of long-term debt obligations and issuers. However, the definitions associated with the ratings reflect the unique aspects of the IFS rating within an insurance industry context. Ratings in the ‘AA’ through ‘CCC’ categories may be amended with a plus or minus sign to show relative standing within the major rating category. Ratings of ‘BBB-’ and higher are considered to be “Secure”, and those of ‘BB+’ and lower are considered to be “Vulnerable”.

AAA	EXCEPTIONALLY STRONG. Companies assigned this highest rating are viewed as possessing exceptionally strong capacity to meet policyholder and contract obligations. For such companies, risk factors are minimal and the impact of any adverse business and economic factors is expected to be extremely small.

AA	VERY STRONG. Companies are viewed as possessing very strong capacity to meet policyholder and contract obligations. Risk factors are modest, and the impact of any adverse business and economic factors is expected to be very small.

A	STRONG. Companies are viewed as possessing strong capacity to meet policyholder and contract obligations. Risk factors are moderate, and the impact of any adverse business and economic factors is expected to be small.

BBB	GOOD. Companies are viewed as possessing good capacity to meet policyholder and contract obligations. Risk factors are somewhat high, and the impact of any adverse business and economic factors is expected to be material, yet manageable.

BB	Moderately Weak. Companies are viewed as moderately weak with an uncertain capacity to meet policyholder and contract obligations. Though positive factors are present, overall risk factors are high, and the impact of any adverse business and economic factors is expected to be significant.

B	Weak. Companies are viewed as weak with a poor capacity to meet policyholder and contract obligations. Risk factors are very high, and the impact of any adverse business and economic factors is expected to be very significant.

CCC, CC, C	Very Weak. Companies rated in any of these three categories are viewed as very weak with a very poor capacity to meet policyholder and contract obligations. Risk factors are extremely high, and the impact of any adverse business and economic factors is expected to be insurmountable. A ‘CC’ rating indicates that some form of insolvency or liquidity impairment appears probable. A ‘C’ rating signals that insolvency or a liquidity impairment appears imminent.

DDD, DD, D	Distressed. These ratings are assigned to companies that have either failed to make payments on their obligations in a timely manner, are deemed to be insolvent, or have been subjected to some form of regulatory intervention. Within the ‘DDD’-‘D’ range, those companies rated ‘DDD’ have the highest prospects for resumption of business operations or, if liquidated or wound down, of having a vast majority of their obligations to policyholders and contractholders ultimately paid off, though on a delayed basis (with recoveries expected in the range of 90-100%). Those rated ‘DD’ show a much lower likelihood of ultimately paying off material amounts of their obligations in a liquidation or wind down scenario (in a range of 50-90%). Those rated ‘D’ are ultimately expected to have very limited liquid assets available to fund obligations, and therefore any ultimate payoffs would be quite modest (at under 50%).

Short-Term Insurer Financial Strength Ratings

Fitch will only assign a ST-IFS rating to insurers that also have been assigned an IFS rating. Currently, ST-IFS ratings are used primarily by U.S. life insurance companies that sell short-term funding agreements.

The ST-IFS rating uses the same international ratings scale used by Fitch for short-term debt and issuer ratings. Ratings of ‘F1’, ‘F2’ and ‘F3’ are considered to be “Secure”, while those of ‘B’ and below are viewed as “Vulnerable”.

F1	STRONG. Insurers are viewed as having a strong capacity to meet their near-term obligations. When an insurer rated in this rating category is designated with a (+) sign, it is viewed as having a very strong capacity to meet near-term obligations.

F2	MODERATELY STRONG. Insurers are viewed as having a moderately strong capacity to meet their near-term obligations.

F3	MODERATE. Insurers are viewed as having a moderate capacity to meet their near-term obligations, and a near-term adverse change in business or economic factors would likely move the insurer to a ‘vulnerable’ rating category.

B	WEAK. Insurers are viewed as having a weak capacity to meet their near-term obligations.

C	VERY WEAK. Insurers are viewed as having a very weak capacity to meet their near-term obligations.

D	DISTRESSED. Insurers have either been unable to meet near-term obligations, or the failure to meet such obligations is imminent.

DESCRIPTION OF SHORT-TERM MUNICIPAL BOND RATINGS

Moody’s

Moody’s ratings for short-term municipal obligations are designated “Moody’s Investment Grade (“MIG”) or “Variable Moody’s Investment Grade” (“VMIG”), in the case of variable rate demand obligations (VRDOs). For VRDOs, a two-component rating is assigned. The first element represents an evaluation of the degree of risk associated with scheduled principal and interest payments, and the other represents an evaluation of the degree of risk associated with the demand feature. The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1. MIG ratings terminate at the retirement of the obligation while VMIG rating expiration will be a function of each issue’s specific structural or credit features. Those short-term obligations that are of speculative quality are designated SG.

MIG1/VMIG1	Superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

MIG2/VMIG2	Strong credit quality. Margins of protection are ample although not so large as in the preceding group.

MIG3/VMIG3	Acceptable credit quality. Liquidity and cash flow protection may be narrow and marketing access for refinancing is likely to be less well established.

SG	Speculative quality. Debt instruments in this category lack margins of protection.

S&P

An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.

SP-1	Strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2	Satisfactory capacity to pay principal and interest.

SP-3	Speculative capacity to pay principal and interest.

DESCRIPTION OF PREFERRED STOCK RATINGS

Moody’s

aaa	Top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa	High-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

a	Upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the “aaa” and “aa” classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

baa	Medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

ba	Considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

b	Lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

caa	Likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

ca	Speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

c	Lowest rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody’s applies numerical modifiers 1, 2, and 3 in each rating classification; the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Dominion

Preferred Share Rating Scale

Pfd-1	Preferred shares rated “Pfd-1” are of superior credit quality, and are supported by entities with strong earnings and balance sheet characteristics. “Pfd-1” generally corresponds with companies whose senior bonds are rated in the “AAA” or “AA” categories. As is the case with all rating categories, the relationship between senior debt ratings and preferred share ratings should be understood as one where the senior debt rating effectively sets a ceiling for the preferred shares issued by the entity. However, there are cases where the preferred share rating could be lower than the normal relationship with the issuer’s senior debt rating.

Pfd-2	Preferred shares rated “Pfd-2” are of satisfactory credit quality. Protection of dividends and principal is still substantial, but earnings, the balance sheet, and coverage ratios are not as strong as Pfd-1 rated companies. Generally, “Pfd-2” ratings correspond with companies whose senior bonds are rated in the “A” category.

Pfd-3	Preferred shares rated “Pfd-3” are of adequate credit quality. While protection of dividends and principal is still considered acceptable, the issuing entity is more susceptible to adverse changes in financial and economic conditions, and there may be other adversities present which detract from debt protection. “Pfd-3” ratings generally correspond with companies whose senior bonds are rated in the higher end of the “BBB” category.

Pfd-4	Preferred shares rated “Pfd-4” are speculative, where the degree of protection afforded to dividends and principal is uncertain, particularly during periods of economic adversity. Companies with preferred shares rated “Pfd-4” generally coincide with entities that have senior bond ratings ranging from the lower end of the “BBB” category through the “BB” category.

Pfd-5	Preferred shares rated “Pfd-5” are highly speculative and the ability of the entity to maintain timely dividend and principal payments in the future is highly uncertain. The “Pfd-5” rating generally coincides with companies with senior bond ratings of “B” or lower. Preferred shares rated “Pfd-5” often have characteristics which, if not remedied, may lead to default.

“D”	This category indicates preferred shares that are in arrears of paying either dividends or principal.

(“high”, “low”) grades are used to indicate the relative standing of a credit within a particular rating category. The lack of one of these designations indicate a rating that is essentially in the middle of the category. In order to alert subscribers to the fact that in a default situation there is a potentially higher risk of loss with a non-cumulative security, Dominion uses the “n” designation. This method essentially alerts subscribers to the potential risk that would arise in a default scenario without penalizing the base rating, where the key focus is to measure credit risk and the likelihood of default. Dominion has chosen to provide the same type of alert for hybrid instruments using the “y” designation.

Appendix B

Global Proxy Voting

Procedures and Guidelines

2004 Edition

Effective October 29, 2004

PX-PROC-504

01766

Table of Contents - Global

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Part I: JP Morgan Fleming Asset Management Global Proxy Voting Procedures

A.	Objective

As an investment adviser within JPMorgan Fleming Asset Management, each of the entities listed on Exhibit A attached hereto (each referred to individually as a “JPMFAM Entity” and collectively as “JPMFAM”) may be granted by its clients the authority to vote the proxies of the securities held in client portfolios. In such cases, JPMFAM’s objective is to vote proxies in the best interests of its clients. To further that objective, JPMFAM adopted these Procedures. 1

These Procedures incorporate detailed guidelines for voting proxies on specific types of issues (the “Guidelines”). The Guidelines have been developed and approved by the relevant Proxy Committee (as defined below) with the objective of encouraging corporate action that enhances shareholder value. Because proxy proposals and individual company facts and circumstances may vary, JPMFAM may not always vote proxies in accordance with the Guidelines.

B.	Proxy Committee

To oversee the proxy-voting process on an ongoing basis, a Proxy Committee will be established for each global location where proxy-voting decisions are made. Each Proxy Committee will be composed of a Proxy Administrator (as defined below) and senior officers from among the Investment, Legal, Compliance and Risk Management Departments. The primary functions of each Proxy Committee are to periodically review general proxy-voting matters; to determine the independence of any third-party vendor which it has delegated proxy voting responsibilities and to conclude that there are no conflicts of interest that would prevent such vendor from providing such proxy voting services prior to delegating proxy responsibilities; review and approve the Guidelines annually; and provide advice and recommendations on general proxy-voting matters as well as on specific voting issues to be implemented by the relevant JPMFAM Entity. The Proxy Committee may delegate certain of its responsibilities to subgroups composed of Proxy Committee members. The Proxy Committee meets at least semi-annually, or more frequently as circumstances dictate.

C.	The Proxy Voting Process [2]

JPMFAM investment professionals monitor the corporate actions of the companies held in their clients’ portfolios. To assist JPMFAM investment professionals with public companies’ proxy voting proposals, a JPMFAM Entity may, but shall not be obligated to, retain the services of an independent proxy voting service (“Independent Voting Service”). The Independent Voting Service is assigned responsibility for various functions, which may include one or more of the following: coordinating with client custodians to ensure that all proxy materials are processed in a timely fashion; providing JPMFAM with a comprehensive analysis of each proxy proposal and providing JPMFAM with recommendations on how to vote each proxy proposal based on the Guidelines or, where no Guideline exists or where the Guidelines require a case-by-case analysis, on the Independent Voting Service’s analysis; and executing the voting of the proxies in accordance with Guidelines and its recommendation, except when a recommendation is overridden by

¹	The Washington Management Group votes proxies for the JPMorgan Value Opportunities Fund in accordance with their own voting policies and not the policies of JPMFAM. The JPMorgan Multi-Manager Funds vote proxies in accordance with the voting policies of each of the Managers, as applicable, and not the policies of JPMFAM, except, to the extent the JPMFAM policies apply to the JPMorgan Multi-Manager Small Cap Value Fund. The Undiscovered Managers Behavioral Growth Fund, Undiscovered Managers Behavioral Value Fund, and UM Small Cap Growth Fund vote proxies in accordance with the voting policies of their subadvisers and not the policies of JPMFAM. In the case of the Reich and Tang Funds in which J.P. Morgan Funds Distributors Inc. serves as the distributor, the board of trustees and officers of Reich and Tang have assumed the responsibility for fulfilling its proxy voting obligations and for preparing, executing, filing and disseminating the Form N-PX for the applicable registrant.
[2]	The Proxy Voting Committee may determine: (a) not to recall securities on loan if, in its judgment, the negative consequences to clients of recalling the loaned securities would outweigh the benefits of voting in the particular instance or (b) not to vote certain foreign securities positions if, in its judgment, the expense and administrative inconvenience or other burdens outweigh the benefits to clients of voting the securities.

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C.	The Proxy Voting Process - Continued

JPMFAM, as described below. If those functions are not assigned to an Independent Voting Service, they are performed or coordinated by a Proxy Administrator (as defined below).

Situations often arise in which more than one JPMFAM client invests in the same company or in which a single client may invest in the same company but in multiple accounts. In those situations, two or more clients, or one client with different accounts, may be invested in strategies having different investment objectives, investment styles, or portfolio managers. As a result, JPMFAM may cast different votes on behalf of different clients or on behalf of the same client with different accounts.

Each JPMFAM Entity appoints a JPMFAM professional to act as a proxy administrator (“Proxy Administrator”) for each global location of such entity where proxy-voting decisions are made. The Proxy Administrators are charged with oversight of these Procedures and the entire proxy-voting process. Their duties, in the event an Independent Voting Service is retained, include the following: evaluating the quality of services provided by the Independent Voting Service; escalating proposals identified by the Independent Voting Service as non-routine, but for which a Guideline exists (including, but not limited to, compensation plans, anti-takeover proposals, reincorporation, mergers, acquisitions and proxy-voting contests) to the attention of the appropriate investment professionals and confirming the Independent Voting Service’s recommendation with the appropriate JPMFAM investment professional (documentation of those confirmations will be retained by the appropriate Proxy Administrator); escalating proposals identified by the Independent Voting Service as not being covered by the Guidelines (including proposals requiring a case-by-case determination under the Guidelines) to the appropriate investment professional and obtaining a recommendation with respect thereto; reviewing recommendations of JPMFAM investment professionals with respect to proposals not covered by the Guidelines (including proposals requiring a case-by-case determination under the Guidelines) or to override the Guidelines (collectively, “Overrides”); referring investment considerations regarding Overrides to the Proxy Committee, if necessary; determining, in the case of Overrides, whether a material conflict, as described below, exists; escalating material conflicts to the Proxy Committee; and maintaining the records required by these Procedures.

In the event investment professionals are charged with recommending how to vote the proxies, the Proxy Administrator’s duties include the following: reviewing recommendations of investment professionals with respect to Overrides; referring investment considerations regarding such Overrides to the Proxy Committee, if necessary; determining, in the case of such Overrides, whether a material conflict, as described below, exists; escalating material conflicts to the Proxy Committee; and maintaining the records required by these Procedures.

In the event a JPMFAM investment professional makes a recommendation in connection with an Override, the investment professional must provide the appropriate Proxy Administrator with a written certification (“Certification”) which shall contain an analysis supporting his or her recommendation and a certification that he or she (A) received no communication in regard to the proxy that would violate either the J.P. Morgan Chase (“JPMC”) Safeguard Policy (as defined below) or written policy on information barriers, or received any communication in connection with the proxy solicitation or otherwise that would suggest the existence of an actual or potential conflict between JPMFAM’S interests and that of its clients and (B) was not aware of any personal or other relationship that could present an actual or potential conflict of interest with the clients’ interests.

D.	Material Conflicts of Interest

The U.S. Investment Advisers Act of 1940 requires that the proxy-voting procedures adopted and implemented by a U.S. investment adviser include procedures that address material conflicts of interest that may arise between the investment adviser’s interests and those of its clients. To address such material potential conflicts of interest, JPMFAM relies on certain policies and procedures. In order to maintain the integrity and independence of JPMFAM’s investment processes and decisions, including proxy-voting decisions, and to protect JPMFAM’s decisions from influences that could lead to a vote other than in its clients’ best interests, JPMC (including JPMFAM) adopted a Safeguard Policy, and established formal informational barriers designed to restrict the flow of information from JPMC’s securities, lending, investment banking and other divisions to JPMFAM investment professionals. The information barriers include, where appropriate: computer firewalls; the establishment of separate legal entities; and the physical separation of employees from separate

Version 6.6	JPMorgan Fleming Corporate Governance

business divisions. Material conflicts of interest are further avoided by voting in accordance with JPMFAM’s predetermined Guidelines. When an Override occurs, any potential material conflict of interest that may exist is analyzed in the process outlined in these Procedures.

Examples of such material conflicts of interest that could arise include circumstances in which:

(i) management of a JPMFAM investment management client or prospective client, distributor or prospective distributor of its investment management products, or critical vendor, is soliciting proxies and failure to vote in favor of management may harm JPMFAM’s relationship with such company and materially impact JPMFAM’s business; or (ii) a personal relationship between a JPMFAM officer and management of a company or other proponent of a proxy proposal could impact JPMFAM’s voting decision.

E.	Escalation of Material Conflicts of Interest

When an Override occurs, the investment professional must complete the Certification and the Proxy Administrator will review the circumstances surrounding such Certification. When a potential material conflict of interest has been identified, the Proxy Administrator, in consultation with a subgroup of the Proxy Committee, will evaluate the potential conflict and determine whether an actual material conflict of interest exists. That subgroup shall include a Proxy Committee member from the Investment Department and one or more Proxy Committee members from the Legal, Compliance or Risk Management Departments. In the event that the Proxy Administrator and the subgroup of the Proxy Committee determine that an actual material conflict of interest exists, they shall make a recommendation on how the relevant JPMFAM Entity shall vote the proxy. Sales and marketing professionals will be precluded from participating in the decision-making process.

Depending upon the nature of the material conflict of interest, JPMFAM, in the course of addressing the material conflict, may elect to take one or more of the following measures, or other appropriate action:

•	removing certain JPMFAM personnel from the proxy voting process;

•	“walling off” personnel with knowledge of the material conflict to ensure that such personnel do not influence the relevant proxy vote;

•	voting in accordance with the applicable Guidelines, if any, if the application of the Guidelines would objectively result in the casting of a proxy vote in a predetermined manner; or

•	deferring the vote to the Independent Voting Service, if any, which will vote in accordance with its own recommendation.

The resolution of all potential and actual material conflict issues will be documented in order to demonstrate that JPMFAM acted in the best interests of its clients.

F.	Recordkeeping

JPMFAM is required to maintain in an easily accessible place for seven (7) years all records relating to the proxy voting process. Those records include the following:

•	a copy of the JPMFAM Proxy Voting Procedures and Guidelines;

•	a copy of each proxy statement received on behalf of JPMFAM clients;

•	a record of each vote cast on behalf of JPMFAM client holdings;

•	a copy of all documents created by JPMFAM personnel that were material to making a decision on the voting of client securities or that memorialize the basis of the decision;

•	a copy of the documentation of all dialogue with issuers and JPMFAM personnel created by JPMFAM personnel prior to the voting of client securities; and

•	a copy of each written request by a client for information on how JPMFAM voted proxies on behalf of the client, as well as a copy of any written response by JPMFAM to any request by a JPMFAM client for information on how JPMFAM voted proxies on behalf of our client.

It should be noted that JPMFAM reserves the right to use the services of the Independent Voting Service to maintain certain required records in accordance with all applicable regulations.

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Exhibit A

JPMorgan High Yield Partners LLC

JPMorgan Investment Advisors Inc.

Bank One Trust Company, N.A.

JPMorgan Chase Bank, N.A.

J.P. Morgan Fleming Asset Management (London) Limited

J.P. Morgan Fleming Asset Management (UK) Limited

J.P. Morgan Investment Management Inc.

J.P. Morgan Investment Management Limited

JF Asset Management Limited

JF Asset Management (Singapore) Limited

JF International Management Inc.

Security Capital Research & Management Incorporated

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Part II: Proxy Voting Guidelines

JPMFAM is a global asset management organization with the capabilities to invest in securities of issuers located around the globe. Because the regulatory framework and the business cultures and practices vary from region to region, our proxy voting guidelines have been customized for each region to take into account such variations.

JMPFAM currently has four sets of proxy voting guidelines covering the regions of (1) North America, (2) Europe, Middle East, Africa, Central America and South America (3) Asia (ex-Japan) and (4) Japan, respectively. Notwithstanding the variations among the guidelines, all of these guidelines have been designed with the uniform objective of encouraging corporate action that enhances shareholder value. As a general rule, in voting proxies of a particular security, each JPMFAM Entity will apply the guidelines of the region in which the issuer of such security is organized.

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Part II.A: North America Proxy Voting

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Part II.A: North America Guidelines Table of Contents

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Part II.A: North America Guidelines Table of Contents

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Part II.A: North America Guidelines

1.	Uncontested Director Elections

Votes on director nominees should be made on a case-by-case (for) basis. Votes generally will be WITHHELD from directors who:

1) attend less than 75 percent of the board and committee meetings without a valid excuse for the absences; or

2) implement or renew a dead-hand or modified dead-hand poison pill; or

3) are inside or affiliated outside directors and sit on the audit, compensation, or nominating committees; or

4) ignore a shareholder proposal that is approved by a i) majority of the shares outstanding, or ii) majority of the votes cast for two consecutive years; or

5) are inside or affiliated outside directors and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees; or

6) WITHHOLD votes from insiders and affiliated outsiders on boards that are not at least majority independent; or

7) WITHHOLD votes from directors who sit on more than six boards; or

8) WITHHOLD votes from compensation committee members where there is a pay-for performance disconnect for Russell 3000 companies. (See 9a – Stock-Based Incentive Plans, last paragraph).

Special attention will be paid to companies that display a chronic lack of shareholder accountability.

2.	Proxy Contests

2a. Election of Directors

Votes in a contested election of directors must be evaluated on a case-by-case basis, considering the following factors: long-term financial performance of the subject company relative to its industry; management’s track record; background to the proxy contest; qualifications of director nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

2b. Reimburse Proxy Solicitation Expenses

Decisions to provide full reimbursement for dissidents waging a proxy contest should be made on a case-by-case basis.

3.	Ratification of Auditors

Vote for proposals to ratify auditors, unless an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position.

Generally vote against auditor ratification and withhold votes from Audit Committee members if non-audit fees exceed audit fees.

Generally vote for shareholder proposals asking for audit firm rotation unless the rotation period is so short (less than five years) that it would be unduly burdensome to the company.

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4.	Proxy Contest Defenses

4a. Board Structure: Staggered vs. Annual Elections

Proposals regarding classified boards will be voted on a case-by-case basis. Classified boards normally will be supported if the company’s governing documents contain each of the following provisions:

1) Majority of board composed of independent directors,

2) Nominating committee composed solely of independent directors,

3) Do not require more than a two-thirds shareholders’ vote to remove a director, revise any bylaw or revise any classified board provision,

4) Confidential voting (however, there may be a provision for suspending confidential voting during proxy contests),

5) Ability of shareholders to call special meeting or to act by written consent with 90 days’ notice,

6) Absence of superior voting rights for one or more classes of stock,

7) Board does not have the sole right to change the size of the board beyond a stated range that has been approved by shareholders, and

8) Absence of shareholder rights plan that can only be removed by the incumbent directors (dead-hand poison pill).

4b. Shareholder Ability to Remove Directors

Vote against proposals that provide that directors may be removed only for cause.

Vote for proposals to restore shareholder ability to remove directors with or without cause.

Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote for proposals that permit shareholders to elect directors to fill board vacancies.

4c. Cumulative Voting

Cumulative voting proposals will be voted on a case-by-case basis. If there are other safeguards to ensure that shareholders have reasonable access and input into the process of nominating and electing directors, cumulative voting is not essential. Generally, a company’s governing documents must contain the following provisions for us to vote against restoring or providing for cumulative voting:

1) Annually elected board,

2) Majority of board composed of independent directors,

3) Nominating committee composed solely of independent directors,

4) Confidential voting (however, there may be a provision for suspending confidential voting during proxy contests),

5) Ability of shareholders to call special meeting or to act by written consent with 90 days’ notice,

6) Absence of superior voting rights for one or more classes of stock,

7) Board does not have the sole right to change the size of the board beyond a stated range that has been approved by shareholders, and

8) Absence of shareholder rights plan that can only be removed by the incumbent directors (dead-hand poison pill).

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4d. Shareholder Ability to Call Special Meeting

Vote against proposals to restrict or prohibit shareholder ability to call special meetings. The ability to call special meetings enables shareholders to remove directors or initiate a shareholder resolution without having to wait for the next scheduled meeting.

Vote for proposals that remove restrictions on the right of shareholders to act independently of management.

4e. Shareholder Ability to Act by Written Consent

We generally vote for proposals to restrict or prohibit shareholder ability to take action by written consent. The requirement that all shareholders be given notice of a shareholders’ meeting and matters to be discussed therein seems a reasonable protection of minority shareholder rights.

We generally vote against proposals to allow or facilitate shareholder action by written consent.

4f. Shareholder Ability to Alter the Size of the Board

Vote for proposals that seek to fix the size of the board.

Vote against proposals that give management the ability to alter the size of the board without shareholder approval.

5.	Tender Offer Defenses

5a. Poison Pills

Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

Review on a case-by-case basis shareholder proposals to redeem a company’s poison pill. Studies indicate that companies with a rights plan secure higher premiums in hostile takeover situations.

Review on a case-by-case basis management proposals to ratify a poison pill. We generally look for shareholder friendly features including a two- to three-year sunset provision, a permitted bid provision, a 20 percent or higher flip-in provision, and the absence of dead-hand features.

5b. Fair Price Provisions

Vote proposals to adopt fair price provisions on a case-by-case basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally, vote against fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

5c. Greenmail

Vote for proposals to adopt antigreenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

5d. Unequal Voting Rights

Generally, vote against dual-class recapitalizations as they offer an effective way for a firm to thwart hostile takeovers by concentrating voting power in the hands of management or other insiders.

Vote for dual-class recapitalizations when the structure is designed to protect economic interests of investors.

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5e. Supermajority Shareholder Vote Requirement to Amend Charter or Bylaws

Vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments. Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company.

Vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

5f. Supermajority Shareholder Vote Requirement to Approve Mergers

Vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations. Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company.

Vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

6.	Miscellaneous Board Provisions

6a. Separate Chairman and CEO Positions

We will generally vote for proposals looking to separate the CEO and Chairman roles unless the company has governance structures in place that can satisfactorily counterbalance a combined chairman and CEO/president post. Such a structure should include most or all of the following:

•	Designated lead director, appointed from the ranks of the independent board members with clearly delineated duties. At a minimum these should include:

(1)	Presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors,

(2)	Serves as liaison between the chairman and the independent directors,

(3)	Approves information sent to the board,

(4)	Approves meeting agendas for the board,

(5)	Approves meeting schedules to assure that there is sufficient time for discussion of all agenda items,

(6)	Has the authority to call meetings of the independent directors, and

(7)	If requested by major shareholders, ensures that he is available for consultation and direct communication;

•	2/3 of independent board;

•	All-independent key committees;

•	Committee chairpersons nominated by the independent directors;

•	CEO performance is reviewed annually by a committee of outside directors; and

•	Established governance guidelines.

6b. Lead Directors and Executive Sessions

In cases where the CEO and Chairman roles are combined, we will vote for the appointment of a “lead” (non-insider) director and for regular “executive” sessions (board meetings taking place without the CEO/Chairman present).

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6c. Majority of Independent Directors

We generally vote for proposals that call for the board to be composed of a majority of independent directors. We believe that a majority of independent directors can be an important factor in facilitating objective decision making and enhancing accountability to shareholders.

Vote for shareholder proposals requesting that the board’s audit, compensation, and/or nominating committees include independent directors exclusively.

Generally vote for shareholder proposals asking for a 2/3 independent board.

6d. Stock Ownership Requirements

Vote for shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board, so long as such minimum amount is not excessive or unreasonable.

6e. Term of Office

Vote against shareholder proposals to limit the tenure of outside directors. Term limits pose artificial and arbitrary impositions on the board and could harm shareholder interests by forcing experienced and knowledgeable directors off the board.

6f. Director and Officer Indemnification and Liability Protection

Proposals concerning director and officer indemnification and liability protection should be evaluated on a case-by-case basis.

Vote against proposals to limit or eliminate director and officer liability for monetary damages for violating the duty of care.

Vote against indemnification proposals that would expand coverage beyond legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.

Vote for proposals that provide such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful only if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the company’s best interests, and (2) the director’s legal expenses would be covered.

6g. Board Size

Vote for proposals to limit the size of the board to 15 members.

7.	Miscellaneous Governance Provisions

7a. Independent Nominating Committee

Vote for the creation of an independent nominating committee.

7b. Confidential Voting

Vote for shareholder proposals requesting that companies adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

Vote for management proposals to adopt confidential voting.

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7c. Equal Access

Vote for shareholder proposals that would give significant company shareholders equal access to management’s proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees and to nominate their own candidates to the board.

7d. Bundled Proposals

Review on a case-by-case basis bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances where the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals.

7e. Charitable Contributions

Vote against shareholder proposals regarding charitable contributions. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company.

7f. Date/Location of Meeting

Vote against shareholder proposals to change the date or location of the shareholders’ meeting. No one site will meet the needs of all shareholders.

7g. Include Nonmanagement Employees on Board

Vote against shareholder proposals to include nonmanagement employees on the board. Constituency representation on the board is not supported, rather decisions are based on director qualifications.

7h. Adjourn Meeting if Votes are Insufficient

Vote for proposals to adjourn the meeting when votes are insufficient. Management has additional opportunities to present shareholders with information about its proposals.

7i. Other Business

Vote for proposals allowing shareholders to bring up “other matters” at shareholder meetings.

7j. Disclosure of Shareholder Proponents

Vote for shareholder proposals requesting that companies disclose the names of shareholder proponents. Shareholders may wish to contact the proponents of a shareholder proposal for additional information.

8.	Capital Structure

8a. Common Stock Authorization

Review proposals to increase the number of shares of common stock authorized for issue on a case-by-case basis.

Vote against proposals to increase the number of authorized shares of a class of stock that has superior voting rights in companies that have dual-class capital structure.

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8b. Stock Distributions: Splits and Dividends

Vote for management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance given a company’s industry and performance as measured by total shareholder returns.

8c. Reverse Stock Splits

Vote for management proposals to implement a reverse stock split that also reduces the number of authorized common shares to a level where the number of shares available for issuance is not excessive given a company’s industry and performance in terms of shareholder returns.

Vote case-by-case on proposals to implement a reverse stock split that does not proportionately reduce the number of shares authorized for issue.

8d. Blank Check Preferred Authorization

Vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).

Vote for proposals to create “blank check” preferred stock in cases when the company expressly states that the stock will not be used as a takeover device.

Vote for proposals to authorize preferred stock in cases when the company specifies voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote case-by-case on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance as measured by total shareholder returns.

8e. Shareholder Proposals Regarding Blank Check Preferred Stock

Vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

8f. Adjustments to Par Value of Common Stock

Vote for management proposals to reduce the par value of common stock. The purpose of par value is to establish the maximum responsibility of a shareholder in the event that a company becomes insolvent.

8g. Restructurings/Recapitalizations

Review proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan on a case-by-case basis. Consider the following issues:

Dilution—How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?

Change in Control—Will the transaction result in a change in control of the company?

Bankruptcy—Generally, approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

8h. Share Repurchase Programs

Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

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8i. Targeted Share Placements

These shareholder proposals ask companies to seek stockholder approval before placing 10% or more of their voting stock with a single investor. The proposals are in reaction to the placement by various companies of a large block of their voting stock in an ESOP, parent capital fund or with a single friendly investor, with the aim of protecting themselves against a hostile tender offer. These proposals are voted on a case by case basis after reviewing the individual situation of the company receiving the proposal.

9.	Executive and Director Compensation

9a. Stock-based Incentive Plans

Votes with respect to compensation plans should be determined on a case-by-case basis. The analysis of compensation plans focuses primarily on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders). Other matters included in our analysis are the amount of the company’s outstanding stock to be reserved for the award of stock options, whether the exercise price of an option is less than the stock’s fair market value at the date of the grant of the options, and whether the plan provides for the exchange of outstanding options for new ones at lower exercise prices. Every award type is valued. An estimated dollar cost for the proposed plan and all continuing plans is derived. This cost, dilution to shareholders’ equity, will also be expressed as a percentage figure for the transfer of shareholder wealth and will be considered along with dilution to voting power.

Once the cost of the plan is estimated, it is compared to a company-specific dilution cap. The allowable cap is industry-specific, market cap-based, and pegged to the average amount paid by companies performing in the top quartile of their peer groupings. To determine allowable caps, companies are categorized according to standard industry code (SIC) groups. Top quartile performers for each group are identified on the basis of five-year total shareholder returns. Industry-specific cap equations are developed using regression analysis to determine those variables that have the strongest correlation to shareholder value transfer. Industry equations are used to determine a company-specific allowable cap; this is accomplished by plugging company specific data into the appropriate industry equation to reflect size, performance, and levels of cash compensation.

Votes are primarily determined by this quantitative analysis. If the proposed plan cost is above the allowable cap, an against vote is indicated. If the proposed cost is below the allowable cap, a vote for the plan is indicated unless the plan violates the repricing guidelines. If the company has a history of repricing options or has the express ability to reprice underwater stock options without first securing shareholder approval under the proposed plan, the plan receives an against vote—even in cases where the plan cost is considered acceptable based on the quantitative analysis.

For companies in the Russell 3000 we will generally vote against a plan when there is a disconnect between the CEO’s pay and performance (an increase in pay and a decrease in performance), the main source for the pay increase is equity-based, and the CEO participates in the plan being voted on. Specifically, if the company has negative one- and three-year total shareholder returns, and its CEO also had an increase in total direct compensation from the prior year, it would signify a disconnect in pay and performance. If more than half of the increase in total direct compensation is attributable to the equity component, we would generally recommend against the equity plan in which the CEO participates.

We will generally vote against shareholder proposals for stock-based incentive plans, for companies in technology sectors, when the plan includes provisions for expensing options. We are in favor of expensing options; however, we feel it will disadvantage companies in the technology sector that we own and we will wait until expensing options becomes a common practice within the sector.

9b. Approval of Cash or Cash-and-Stock Bonus Plans

Vote for cash or cash-and-stock bonus plans to exempt the compensation from limits on deductibility under the provisions of Section 162(m) of the Internal Revenue Code.

9c. Shareholder Proposals to Limit Executive and Director Pay

Generally, vote for shareholder proposals that seek additional disclosure of executive and director pay information.

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9c. Shareholder Proposals to Limit Executive and Director Pay - Continued

Review on a case-by-case basis all other shareholder proposals that seek to limit executive and director pay.

Review on a case-by-case basis shareholder proposals for performance pay such as indexed or premium priced options if a company has a history of oversized awards and one-, two- and three-year returns below its peer group.

9d. Golden and Tin Parachutes

Review on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes. Favor golden parachutes that limit payouts to two times base salary, plus guaranteed retirement and other benefits.

9e. 401(k) Employee Benefit Plans

Vote for proposals to implement a 401(k) savings plan for employees.

9f. Employee Stock Purchase Plans

Vote for employee stock purchase plans with an offering period of 27 months or less when voting power dilution is ten percent or less.

Vote against employee stock purchase plans with an offering period of greater than 27 months or voting power dilution of greater than ten percent.

9g. Option Expensing

Generally, vote for shareholder proposals to expense fixed-price options.

Vote against shareholder proposals to expense fixed-price options in technology sectors.

9h. Option Repricing

In most cases, we take a negative view of option repricings and will, therefore, generally vote against such proposals. We do, however, consider the granting of new options to be an acceptable alternative and will generally support such proposals.

9i. Stock Holding Periods

Generally vote against all proposals requiring executives to hold the stock received upon option exercise for a specific period of time.

10.	Incorporation

10a. Reincorporation Outside of the United States

Generally speaking, we will vote against companies looking to reincorporate outside of the U.S.

10b. Voting on State Takeover Statutes

Review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

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10c. Voting on Reincorporation Proposals

Proposals to change a company’s state of incorporation should be examined on a case-by-case basis. Review management’s rationale for the proposal, changes to the charter/bylaws, and differences in the state laws governing the companies.

11.	Mergers and Corporate Restructurings

11a. Mergers and Acquisitions

Votes on mergers and acquisitions should be considered on a case-by-case basis, taking into account factors including the following: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; and changes in corporate governance and their impact on shareholder rights.

11b. Nonfinancial Effects of a Merger or Acquisition

Some companies have proposed a charter provision which specifies that the board of directors may examine the nonfinancial effect of a merger or acquisition on the company. This provision would allow the board to evaluate the impact a proposed change in control would have on employees, host communities, suppliers and/or others. We generally vote against proposals to adopt such charter provisions. We feel it is the directors’ fiduciary duty to base decisions solely on the financial interests of the shareholders.

11c. Corporate Restructuring

Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations, and asset sales, should be considered on a case-by-case basis.

11d. Spin-offs

Votes on spin-offs should be considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

11e. Asset Sales

Votes on asset sales should be made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

11f. Liquidations

Votes on liquidations should be made on a case-by-case basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

11g. Appraisal Rights

Vote for proposals to restore, or provide shareholders with, rights of appraisal. Rights of appraisal provide shareholders who are not satisfied with the terms of certain corporate transactions the right to demand a judicial review in order to determine a fair value for their shares.

11h. Changing Corporate Name

Vote for changing the corporate name.

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12.	Social and Environmental Issues

12a. Energy and Environment

Vote case-by-case on proposals that request companies to subscribe to the CERES Principles.

Vote case-by-case on disclosure reports that seek additional information.

12b. Northern Ireland

Vote case-by-case on proposals pertaining to the MacBride Principles.

Vote case-by-case on disclosure reports that seek additional information about progress being made toward eliminating employment discrimination.

12c. Military Business

Vote case-by-case on defense issue proposals.

Vote case-by-case on disclosure reports that seek additional information on military-related operations.

12d. International Labor Organization Code of Conduct

Vote case-by-case on proposals to endorse international labor organization code of conducts.

Vote case-by-case on disclosure reports that seek additional information on company activities in this area.

12e. Promote Human Rights in China, Nigeria, and Burma

Vote case-by-case on proposals to promote human rights in countries such as China, Nigeria, and Burma.

Vote case-by-case on disclosure reports that seek additional information on company activities regarding human rights.

12f. World Debt Crisis

Vote case-by-case on proposals dealing with third world debt.

Vote case-by-case on disclosure reports regarding company activities with respect to third world debt.

12g. Equal Employment Opportunity and Discrimination

Vote case-by-case on proposals regarding equal employment opportunities and discrimination.

Vote case-by-case on disclosure reports that seek additional information about affirmative action efforts, particularly when it appears that companies have been unresponsive to shareholder requests.

12h. Animal Rights

Vote case-by-case on proposals that deal with animal rights.

12i. Product Integrity and Marketing

Vote case-by-case on proposals that ask companies to end their production of legal, but socially questionable, products.

Vote case-by-case on disclosure reports that seek additional information regarding product integrity and marketing issues.

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12j. Human Resources Issues

Vote case-by-case on proposals regarding human resources issues.

Vote case-by-case on disclosure reports that seek additional information regarding human resources issues.

12k. Link Executive Pay with Social and/or Environmental Criteria

Vote case-by-case on proposals to link executive pay with the attainment of certain social and/or environmental criteria.

Vote case-by-case on disclosure reports that seek additional information regarding this issue.

13.	Foreign Proxies

Responsibility for voting non-U.S. proxies rests with our Proxy Voting Committee located in London. The Proxy Committee is composed of senior analysts and portfolio managers and officers of the Legal and Compliance Department. It is chaired by a Managing Director of the Firm. A copy of our policy for voting international proxies can be provided upon request.

14.	Pre-Solicitation Contact

From time to time, companies will seek to contact analysts, portfolio managers and others in advance of the formal proxy solicitation to solicit support for certain contemplated proposals. Such contact can potentially result in the recipient receiving material non-public information and result in the imposition of trading restrictions. Accordingly, pre-solicitation contact should occur only under very limited circumstances and only in accordance with the terms set forth herein.

What is material non-public information?

The definition of material non-public information is highly subjective. The general test, however, is whether or not such information would reasonably affect an investor’s decision to buy, sell or hold securities, or whether it would be likely to have a significant market impact. Examples of such information include, but are not limited to:

•	a pending acquisition or sale of a substantial business;

•	financial results that are better or worse than recent trends would lead one to expect;

•	major management changes;

•	an increase or decrease in dividends;

•	calls or redemptions or other purchases of its securities by the company;

•	a stock split, dividend or other recapitalization; or

•	financial projections prepared by the Company or the Company’s representatives.

What is pre-solicitation contact?

Pre-solicitation contact is any communication, whether oral or written, formal or informal, with the Company or a representative of the Company regarding proxy proposals prior to publication of the official proxy solicitation materials. This contact can range from simply polling investors as to their reaction to a broad topic, e.g., “How do you feel about dual classes of stock?”, to very specific inquiries, e.g., “Here’s a term sheet for our restructuring. Will you vote to approve this?”

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Determining the appropriateness of the contact is a factual inquiry which must be determined on a case-by-case basis. For instance, it might be acceptable for us to provide companies with our general approach to certain issues. Promising our vote, however, is prohibited under all circumstances. Likewise, discussion of our proxy guidelines, in whole or in part, with a company or others is prohibited. In the event that you are contacted in advance of the publication of proxy solicitation materials, please notify the Legal/Compliance Department immediately. The Company or its representative should be instructed that all further contact should be with the Legal/Compliance Department.

It is also critical to keep in mind that as a fiduciary, we exercise our proxies solely in the best interests of our clients. Outside influences, including those from within J.P. Morgan Chase should not interfere in any way in our decision making process. Any calls of this nature should be referred to the Legal/Compliance Department for response.

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Europe, Middle East, Africa, Central America and South America

Part II. B: Europe, Middle East, Africa, Central America and South America Proxy Voting

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Part II.B: Europe, Middle East, Africa, Central America and South America Guidelines Table of Contents

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Part II.B: Europe, Middle East, Africa, Central America and South America Guidelines

1.	Reports & Accounts

1a. Annual Report

Reports and accounts should be both detailed and transparent, and should be submitted to shareholders for approval. They should meet accepted reporting standards, and company accounts should employ Generally Accepted Accounting Practices (GAAP). Reports should meet with the spirit as well as the letter of reporting standards, including the most recent recommendations of the International Accounting Standards Board (IASB).

The annual report should include a statement of compliance with relevant codes of best practice, in markets where they exist. For UK companies, a statement of compliance with the Combined Code should be made, together with detailed explanations regarding any area of non-compliance.

Legal disclosure varies from market to market. If, in our opinion, a company’s standards of disclosure (while meeting minimum legal requirements) are insufficient in any particular area, we will inform company management of our concerns. Depending on the circumstances, we will either abstain or vote against the resolution concerned. Similar consideration would relate to the use of inappropriate accounting methods.

1b. Remuneration Report

The remuneration policy as it relates to senior management should be presented to shareholders as a separate voting item. We would expect the report to contain full details of all aspects of executive directors’ emoluments. We will endeavour to engage with the company or seek an explanation regarding any areas of remuneration which fall outside our guidelines and we will abstain or vote against the remuneration report if we feel that the explanation is insufficient.

See Executive Director Remuneration

2.	Dividends

Proposals for the payment of dividends should be presented to shareholders for approval, and should be fully disclosed in advance of the meeting. We will vote against dividend proposals if the earnings and cash cover are inadequate and we feel that payment of the proposed dividend would prejudice the solvency or future prospects of the company.

3.	Auditors

3a. Auditor Independence

Auditors must provide an independent and objective check on the way in which the financial statements have been prepared and presented. JPMF will vote against the appointment or reappointment of auditors who are not perceived as being independent. The length of time both the audit company and the audit partner have served in their capacity with a given company may be a factor in determining independence.

3b. Auditor Remuneration

Companies should be encouraged to distinguish clearly between audit and non-audit fees. Audit Committees should keep under review the non-audit fees paid to the auditor, both in relation to the size of the total audit fee and in relation to the company’s total expenditure on consultancy, and there should be a mechanism in place to ensure that consultancy work is put out to competitive tender.

We would oppose non-audit fees consistently exceeding audit fees, where no explanation was given to shareholders. Audit fees should never be excessive.

See Audit Committee

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4.	Boards

4a. Chairman & CEO

The Combined Code states that there should be a clear division of responsibilities at the head of a company, such that no one individual has unfettered powers of decision. JPMF believes that the roles of Chairman and Chief Executive Officer should normally be separate. JPMF will generally vote against combined posts.

4b. Board Structure

JPMF is in favour of unitary boards of the type found in the UK, as opposed to tiered board structures. We agree with the Combined Code, which finds that unitary boards offer flexibility while, with a tiered structure, there is a risk of upper tier directors becoming remote from the business, while lower tier directors become deprived of contact with outsiders of wider experience. No director should be excluded from the requirement to submit him/herself for reelection on a regular basis.

JPMF will generally vote to encourage the gradual phasing-out of tiered board structures, in favour of unitary boards. However, tiered boards are still very prevalent in markets outside the UK and local market practice will always be taken into account.

4c. Board Size

Boards with more than 20 directors are deemed excessively large, and JPMF will exercise its voting powers in favour of reducing large boards wherever possible.

4d. Board Independence

JPMF believes that a strong independent element to a board is essential to the effective running of a company. The Combined Code states that the calibre and number of non-executive directors on a board should be such that their views will carry significant weight in the board’s decisions.

We agree with the ICGN, and the findings of the Higgs Review, that the majority of a board of directors should be independent, especially if the company has a joint Chairman/CEO. However, as a minimum, all boards should have at least three independent non-executive directors, unless the company is of such a size that sustaining such a number would be an excessive burden.

JPMF will use its voting powers to encourage appropriate levels of board independence, taking into account local market practice.

See Non Executive Directors

4e. Board Committees

Where appropriate, boards should delegate key oversight functions to independent committees.

The Chairman and members of any Committee should be clearly identified in the annual report.

(i)	Nomination Committee

There should be a formal nomination process for the appointment of Directors with both executive and non-executive representation. Nomination Committees should be majority-independent.

(ii)	Remuneration Committee

Boards should appoint Remuneration Committees consisting exclusively of independent non-executive directors, with no personal financial interest in relation to the matters to be decided, other than their fees and

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their shareholdings. Non-executive directors should have no potential conflicts of interest arising from cross-directorships and no day-to-day involvement in the running of the business. We would oppose the re-election of any non- executive director who, in our view, had failed to exercise sound judgement on remuneration issues.

Responsibility for the remuneration report (where applicable) should lie with the Remuneration Committee.

See Remuneration Report

(iii)	Audit Committee

An Audit Committee should be established consisting solely of non-executive directors, who should be independent of management. The Committee should include at least one person with appropriate financial qualifications but they should all undergo appropriate training that provides and maintains a reasonable degree of up-to-date financial literacy and there should be written terms of reference which deal clearly with their authority and duties. Formal arrangements should be in place for the Committee to hold regular meetings with external auditors, without executive or staff presence, and they should have an explicit right of unrestricted access to company documents and information. The Committee should have the authority to engage independent advisers where appropriate and also should have responsibility for selecting and recommending to the board, the external auditors to be put forward for appointment by the shareholders in general meeting. The Committee should monitor and review the scope and results of internal audit work on a regular basis. The Committee should be able to give additional assurance about the quality and reliability of financial information used by the board and public financial statements by the company.

5.	Directors

5a. Directors’ Contracts

JPMF believes that there is a strong case for directors’ contracts being of one year’s duration or less. This is in line with the findings of recent UK Government committees as well as the view of the NAPF and ABI. However, JPMF always examines these issues on a case-by-case basis and we are aware that there will occasionally be a case for contracts of a longer duration in exceptional circumstances, in order to secure personnel of the required calibre.

Generally, we encourage contracts of one year or less and vote accordingly. Unless the Remuneration Committee gives a clearly-argued reason for contracts in excess of one year, we will vote against the re-election of any director who has such a contract, as well as consider the re-election of any director who is a member of the Remuneration Committee.

Directors’ contracts increasingly contain special provisions whereby additional payment becomes due in the event of a change of control. We agree with the view of the NAPF and ABI that such terms are inappropriate and should be discouraged and, under normal circumstances, we will use our voting power accordingly.

Market practice globally regarding the length of directors’ service contracts varies enormously, and JPMF is cognisant that it would be inappropriate to enforce UK standards in some other markets. To this end, JPMF takes into account local market practice when making judgements in this area.

5b. Executive Director Remuneration

Executive remuneration is, and will remain, a contentious issue, particularly the overall quantum of remuneration. However, company policy in this area cannot be prescribed by any code or formula to cater for all circumstances and must depend on responsible and well-informed judgement on the part of Remuneration Committees. Any remuneration policy should be transparent and fully disclosed to shareholders in a separate Remuneration Report within the Annual Report.

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5b. Executive Director Remuneration - Continued

JPMF will generally vote against shareholder proposals to restrict arbitrarily the compensation of executives or other employees. We feel that the specific amounts and types of employee compensation are within the ordinary business responsibilities of the board and the company management. However, the remuneration of executive directors should be determined by independent Remuneration Committees and fully disclosed to shareholders. Any stock option plans or long-term incentive plans should meet our guidelines for such plans.

We strongly believe that directors should be encouraged to hold meaningful amounts of company stock, equivalent to at least one year’s salary, in order to align fully their interests with the interests of shareholders.

See Stock Options and Long-Term Incentive Plans (L-TIPs)

See Remuneration Report

5c. Director Liability

In certain markets, this proposal asks shareholders to give blanket discharge from responsibility for all decisions made during the previous financial year. Depending on the market, this resolution may or may not be legally binding, and may not release the board from its legal responsibility.

JPMF will usually vote against discharging the board from responsibility in cases of pending litigation, or if there is evidence of wrongdoing for which the board must be held accountable.

5d. Directors over 70

While special requirements for directors over 70 have their roots in company legislation (in the UK) as well as various corporate governance guidelines, JPMF considers that a similar standard of care should be applied to the selection of a director over 70 as would be applied to that of any other director, although we would expect to see such a director offer himself or herself for re-election each year.

6.	Non-Executive Directors

6a. Role of Non-Executive Directors

As stated earlier in these guidelines, JPMF believes that a strong independent element to a board is essential to the effective running of a company. We will use our voting power to ensure that a healthy independent element to the board is preserved at all times and to oppose the re-election of non- executive directors whom we no longer consider to be independent.

In determining our vote, we will always consider independence issues on a case-by-case basis, taking into account any exceptional individual circumstances, together with local markets’ differing attitudes to director independence.

In order to help assess their contribution to the company, the time spent by each non-executive director should be disclosed to shareholders, as well as their attendance at board and committee meetings.

Audit and Remuneration Committees should be composed exclusively of independent directors.

6b. Director Independence

We agree with the ICGN that a director will generally be deemed to be independent if he or she has no significant financial, familial or other ties with the company which might pose a conflict, and has not been employed in an executive capacity by the company for at least the previous ten years.

A non-executive director who has served more than three terms (or ten years) in the same capacity can no longer be deemed to be independent.

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6c. Non-Executive Director Remuneration

JPMF strongly believes that non-executive directors should be paid, at least in part, in shares of the company wherever possible, in order to align their interests with the interests of shareholders. Performance criteria, however, should never be attached. Non-executive directors should not be awarded options.

6d. Multiple Directorships

In order to be able to devote sufficient time to his or her duties, we would not normally expect a non- executive to hold more than five significant directorships at any one time. For executives, only one additional non-executive post would normally be considered appropriate without further explanation.

We agree with the findings of the Higgs Report in the UK that no single individual should chair more than one major listed company.

6e. Investment Trust Directors

In the UK, the boards of investment trust companies are unusual in being normally comprised solely of non-executive directors, the majority of whom are independent of the management company. We believe this to be appropriate and expect boards to comply with the Combined Code, except where such compliance is clearly inappropriate (e.g. Nomination Committees). Given the highly specialised nature of these companies it is particularly important that the board contains the correct mix of skills and experience.

7.	Issue of Capital

7a. Issue of Equity

In most countries, company law requires that shareholder approval be obtained in order to increase the authorised share capital of the company. Proposals for equity issues will also specify whether pre-emptive rights are to be retained or suppressed or partially suppressed for the issue. As a general rule, JPMF believes that any new issue of equity should first be offered to existing shareholders on a pre-emptive basis.

JPMF will vote in favour of increases in capital which enhance a company’s long-term prospects. We will also vote in favour of the partial suspension of pre-emptive rights if they are for purely technical reasons (e.g. rights offers which may not be legally offered to shareholders in certain jurisdictions).

JPMF will vote against increases in capital which would allow the company to adopt “poison pill” takeover defence tactics, or where the increase in authorised capital would dilute shareholder value in the long term.

7b. Issue of Debt

Reasons for increased bank borrowing powers are many and varied, including allowing normal growth of the company, the financing of acquisitions, and allowing increased financial leverage. Management may also attempt to borrow as part of a takeover defence.

JPMF will vote in favour of proposals which will enhance a company’s long-term prospects. We will vote against an increase in bank borrowing powers which would result in the company reaching an unacceptable level of financial leverage, where such borrowing is expressly intended as part of a takeover defence, or where there is a material reduction in shareholder value.

7c. Share Repurchase Programmes

Boards may instigate share repurchase or stock buy-back programs for a number of reasons. JPMF will vote in favour of such programmes where the repurchase would be in the best interests of shareholders, and where the company is not thought to be able to use the cash in a more useful way.

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7c. Share Repurchase Programmes - Continued

We will vote against such programmes when shareholders’ interests could be better served by deployment of the cash for alternative uses, or where the repurchase is a defensive manoeuvre or an attempt to entrench management.

8.	Mergers/Acquisitions

Mergers and acquisitions are always reviewed on a case-by-case basis by the investment analyst in conjunction with portfolio managers and, in exceptional circumstances, the Proxy Committee. Individual circumstances will always apply. However, as a general rule, JPMF will favour mergers and acquisitions where the proposed acquisition price represents fair value, where shareholders cannot realise greater value though other means, and where all shareholders receive fair and equal treatment under the merger/acquisition terms.

9.	Voting Rights

JPMF believes in the fundamental principle of “one share, one vote.” Accordingly, we will vote to phase out dual voting rights or classes of share with restricted voting rights, and will oppose attempts to introduce new ones. We are opposed to mechanisms that skew voting rights, such as cumulative voting; directors should represent all shareholders equally, and voting rights should accrue in accordance with the shareholder’s equity capital commitment to the company.

Similarly, we will generally oppose amendments to require supermajority (i.e. more than 51%) votes to approve mergers, consolidations or sales of assets or other business combinations.

10.	Share Options/Long-Term Incentive Plans (L-TIPs)

10a. Share Options

Share option schemes should be clearly explained and fully disclosed to both shareholders and participants, and put to shareholders for approval. Each director’s share options should be detailed, including exercise prices, expiry dates and the market price of the shares at the date of exercise. They should take into account maximum levels of dilution, as set out in ABI, NAPF and similar guidelines. Full details of any performance criteria should be included. Share options should never be issued at a discount, and there should be no award for below-median performance. In general, JPMF will vote in favour of option schemes, the exercise of which requires that challenging performance criteria be met.

Best practice requires that share options be fully expensed, so that shareholders can assess their true cost to the company. The assumptions and methodology behind the expensing calculation should also be explained to shareholders.

We will generally vote against the cancellation and reissue, retesting or repricing, of underwater options.

10b. Long-Term Incentive Plans (L-TIPs)

A Long-Term Incentive Plan (“L-TIP”) can be defined as any arrangement, other than deferred bonuses and retirement benefit plans, which require one or more conditions in respect of service and/or performance to be satisfied over more than one financial year.

JPMF, in agreement with the stipulations of the Combined Code, feels that the performance-related elements of any L-TIP should be designed to give directors keen incentives to perform at the highest levels, and that grants under such schemes should be subject to performance criteria which are challenging and which reflect the company’s objectives.

Ideally, the L-TIP should use a methodology such as total shareholder return (“TSR”), coupled with a financial underpin such as growth in earnings per share (“EPS”). Performance should be benchmarked against an appropriate comparator group of companies and a graph of recent performance should be included. Awards should increase on a straight-line basis, with a maximum award only vesting for the very highest performance. As with share option schemes, there should

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be no award for below-median performance. Any beneficiary should be encouraged to retain any resultant shares for a suitable time.

In all markets JPMF will vote in favour of schemes with keen incentives and challenging performance criteria, which are fully disclosed to shareholders in advance, and vote against payments which are excessive or performance criteria which are undemanding. We would expect Remuneration Committees to explain why criteria are considered to be challenging and how they align the interests of shareholders with the interests of the recipients.

11.	Others

11a. Poison Pills

Poison pills, or shareholder rights plans, are designed to give shareholders of a target company the right to purchase shares of the acquiring company, the target company, or both at a substantial discount from market value. These rights are exercisable once a predefined “triggering event” occurs, generally a hostile takeover offer or an outsider’s acquisition of a certain percentage of stock. Corporations may or may not be able to adopt poison pills without shareholder approval, depending on the market.

In reaching its voting position, the Committee has reviewed and continues to review current takeover events. However, it has concluded that there is no clear evidence that poison pills deter takeover offers or defeat takeover attempts, and are, in fact, sometimes used as tools to entrench management.

JPMF will generally vote against anti-takeover devices and support proposals aimed at revoking existing plans. Where anti-takeover devices exist, they should be fully disclosed to shareholders and shareholders should be given the opportunity to review them periodically.

11b. Composite Resolutions

Agenda items at shareholder meetings should be presented in such a way that they can be voted upon clearly, distinctly and unambiguously. We normally oppose deliberately vague, composite or “bundled” resolutions, depending on the context.

11c. Social/Environmental Issues

The Committee reviews shareholder proposals concerning social and environmental issues. In normal circumstances, the consideration of social issues in investment decisions is the duty of directors; nevertheless, from time to time, a company’s response to the circumstances of a particular social or environmental issue may have economic consequences, either directly or indirectly. In these cases, the economic effects are considered in determining our vote.

Where management is proposing changes with a social, environmental or ethical dimension, these proposals should be in line with JPMF’s Sustainability Policy.

See Sustainability

11d. Charitable Issues

Charitable donations are generally acceptable, provided they are within reasonable limits and fully disclosed to shareholders.

11e. Political Issues

JPMF does not normally support the use of shareholder funds for political donations, and would require the fullest explanation as to why this would be beneficial to shareholders.

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12.	Activism

12a. Shareholder Activism and Company Engagement

In November 2002, the Institutional Shareholders’ Committee (“ISC”), comprising the trade bodies of the UK’s investing institutions, published a Statement of Principles which sets out the responsibilities of institutional shareholders in respect of investee companies. JPMF endorses the ISC Principles, which are set out below:

“Institutional shareholders and/or agents in relation to their responsibilities in respect of investee companies … will:

•	set out their policy on how they will discharge their responsibilities – clarifying the priorities attached to particular issues and when they will take action

•	monitor the performance of and establish, where necessary, a regular dialogue with investee companies

•	intervene where necessary

•	evaluate the impact of their activism

•	report back to clients/beneficial owners”

It is important to note that the above only applies in the case of UK companies, irrespective of their market capitalisation, although there will be occasions when intervention is not appropriate for reasons of cost-effectiveness or practicability. However, JPMF will continue to intervene outside the UK where we believe this to be necessary in order to protect our clients’ interests.

The full text of the Principles is available from JPMF or it can be found on the Investment Management Association web-site (www.investmentuk.org)

12b. Activism Policy

(i)	Discharge of Responsibilities

a)	Our primary responsibility is to protect our clients’ interests and, as active managers, we therefore absolutely reserve the right to dispose of an investment where a company fails to meet our expectations.

b)	Our investment managers and analysts have explicit responsibilities for monitoring the companies in the universe of stocks from which clients’ portfolios are constructed. While we attach considerable importance to meetings with management (and several hundred take place in the UK each year), we also emphasise the benefits of fundamental research into companies in our investment processes. Industry research, balance sheet analysis and company news flow all have a role to varying degrees in our company monitoring.

c)	As noted in our Corporate Governance Guidelines we expect companies to comply with the standards of corporate governance set out in the Combined Code and will use our votes to encourage compliance.

d)	Where appropriate, we will engage with companies in which client assets are invested if they fail to meet our requirements with regard to corporate governance and/or performance. Engagement on corporate governance issues such as remuneration and board structures is ongoing and does not only occur at the time of an AGM. Performance issues where more active intervention is appropriate will include failure to achieve strategic targets for the development of the business or perceived weaknesses in the management structure. The approach involves active discussion with company management and directors and, if necessary, participation in action groups, but not direct involvement in management.

e)

Our approach to dealing with conflicts of interest is described fully in our Corporate Governance Policies and Procedures. We seek to minimise conflicts by controlling information flows between different parts of

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JPMorgan Chase. Where a material conflict does arise we require investors who make the voting decision to certify that they have acted solely in the clients’ best interests.

f)	Our policy is to vote at all UK company meetings on behalf of all clients where we have authority to do so.

(ii)	Monitor Performance

As noted above the monitoring of company performance is a key part of our investment processes. Our voting records are available to clients and serve to demonstrate, among other things, our support or otherwise for a company’s board structure and remuneration policies. All votes against company management are minuted and signed off by the Proxy Committee. In addition we maintain a log of all private meetings held with companies. We regard these meetings as confidential and will not comment on them outside JPMF.

(iii)	Intervening Where Necessary

a)	As we have an active approach to proxy voting we do, in one sense, intervene frequently in company affairs and will vote against or abstain on resolutions at company meetings where we believe it to be in the best interests of our clients. Whenever we intend to vote against management, we speak with the company in order to ensure that they are fully informed of the reasons for the policy to which we are opposed and to give management an opportunity to amend that policy. The evidence is that by consistently seeking compliance with best practice we do, over time, influence company behaviour.

b)	JPMF does not intervene directly in the management of companies. However, we will arrange to meet with senior management where a company has failed to meet our expectations, but we believe that the potential of the company still justifies retention in our clients’ portfolios. On such occasions we expect management to explain what is being done to bring the business back on track. If possible we try to avoid being made insiders as this constrains our ability to deal in the stock. In the small capitalisation end of the market, more aggressive intervention is more common, but still infrequent, as we may hold a significant percentage of a company’s equity. In such circumstances we will frequently raise our concerns first with the company’s brokers or advisers.

(iv)	Evaluating and Reporting

We are convinced that a strong governance culture leads ultimately to a better business and a better stock market rating. As investors we scrutinise companies’ governance policies as a part of our investment research and take comfort from good governance. Thus, one measure of success of our monitoring is the extent to which our investment strategy achieves our clients’ investment objectives. Where we have pushed for change, either in governance policies or in business strategy, we measure success by the extent that change is forthcoming and whether our clients benefit as a result.

Reports detailing our engagement activity are available to clients on a quarterly basis.

13.	Sustainability

13a. Sustainability Statement

From 3rd July 2000, trustees of occupational pension schemes in the UK have been required to disclose their policy on Corporate Social Responsibility (“CSR”) in their Statement of Investment Principles.

JPMF has had experience of tailoring portfolios to meet individual ethical requirements for over fifty years. We believe that we operate to the highest standards and that our ethical screens will meet the requirements of most clients. For pension fund clients, who are not permitted to exclude specific areas of investment from their portfolios, we have

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developed a number of strategies to positively target companies with superior social, ethical and environmental credentials.

For institutional clients such as charitable foundations and endowments, where the legal framework for ethical and socially responsible investing is less restrictive, JPMF has substantial experience over a long period of time of managing ethically-constrained portfolios. This service is client-preference led and flexible, and forms part of our charitable sector specialist investment services.

For clients who have not specified individual social or environmental criteria in their guidelines, these issues are still taken into account by analysts and portfolio managers as part of the overall stock selection process, and certain engagement activity is still undertaken by JPMF on their behalf. This is detailed in the following section.

13b. Sustainability Policy

Where JPMF engages with companies on broader sustainability issues, we have adopted a positive engagement approach. Thus, specific assets or types of assets are not excluded on purely social, environmental or ethical criteria (unless specifically requested by clients). Rather, analysts take such issues into account as part of the mainstream analytical process. Where appropriate, JPMF will also engage with company management on specific issues at company one-to-one meetings. This engagement activity can then be reported to clients as required.

Where sustainability issues are the subject of a proxy vote, JPMF will consider the issue on a case-by-case basis, keeping in mind at all times the best economic interests of our clients. Increasingly, shareholder proposals are being used by activist groups to target companies as a means of promoting single-issue agendas. In these instances, it is important to differentiate between constructive resolutions, intended to bring about genuine social or environmental improvement, and hostile proposals intended to limit management power, which may in fact ultimately destroy shareholder value.

In formulating our Sustainability Policy, we have endeavoured not to discriminate against individual companies or sectors purely on the grounds of the particular business sector in which they are involved. Thus a company in an extractive industry or the defence industry will not be automatically marked down because their sector is perceived as “unfriendly.” Similarly, a company in a low-impact industry such as financial services will still be expected to have in place detailed policies and rigorous oversight of its environmental impact. JPMF is committed to improving standards of CSR among all of the companies in which it invests its clients’ assets as part of an inclusive positive engagement strategy. We would normally expect companies to publish a statement on CSR within their Annual Report, or to provide a separate CSR report to shareholders.

The current focus of this engagement process is on UK companies. However, social and environmental issues are taken into account for overseas companies on a wider basis where appropriate as described previously. It is anticipated that our sustainability program will continue to expand both in terms of scope and market coverage as client demand and availability of suitable resources dictate.

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Part II.C: Asia (ex-Japan) Proxy Voting

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Part II:C Asia Ex-Japan Proxy Voting Guidelines Table of Contents

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Part II.C: Asia Ex-Japan Proxy Voting Guidelines

I.	PRINCIPLES

JF Asset Management (“JFAM”) is committed to delivering superior investment performance to its clients worldwide. We believe that one of the drivers of investment performance is an assessment of the corporate governance principles and practices of the companies in which we invest our clients’ assets and we expect those companies to demonstrate high standards of governance in the management of their business.

We have set out below the principles which provide the framework for our corporate governance activity. Although the policies and guidelines set out in this document apply to Hong Kong and therefore principally concern accounts managed from the Hong Kong office, our colleagues in London, New York and Tokyo have similar standards, consistent with law and best practice in these different locations.

1.	Fiduciary priority. Our clients appoint us to manage their assets in order to maximise the likelihood of meeting or exceeding their investment objectives at acceptable risk levels. Every decision to buy, hold or sell any security will be consistent with that overriding objective.

2.	Evaluation. Our clients expect us, as their delegates, to monitor the governance of companies in which we have invested their assets.

3.	Engagement. We encourage excellence in the management of companies through the considered application of our corporate governance policies and guidelines. We welcome consultation by companies with their leading shareholders on corporate governance issues.

4.	Proxy voting. Company management is accountable to the shareholders, our clients. It is our responsibility to ensure this is recognised through the considered use of our clients’ votes.

5.	Litigation and Joint Working Parties. JFAM will align itself with other shareholders, for example, by joining class action suits or working parties as local practice dictates, where we are convinced that this is in the best interests of our clients.

6.	Disclosure. JFAM’s corporate governance guidelines and policies are available to clients and companies alike. We believe that they conform to best practice and we are prepared to discuss them openly with other interested parties.

7.	Ongoing commitment. JFAM is committed to reviewing its corporate governance principles, policies and guidelines to ensure that they fully reflect our interpretation of best market practice.

JF Asset Management

Hong Kong Proxy Committee

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II.	POLICY and PROCEDURES

JF Asset Management (“JFAM”) manages the voting rights of the shares entrusted to it as it would manage any other asset. It is the policy of JFAM to vote in a prudent and diligent manner, based exclusively on our reasonable judgement of what will best serve the financial interests of the beneficial owners of the security.

1. Proxy Committee

The Hong Kong Proxy Committee has been established to oversee the proxy voting process in the Asia ex-Japan region on an ongoing basis. It is composed of the Proxy Administrator and senior officers from the Investment, Compliance and Risk Management Departments. The main functions of the Proxy Committee are to review the Proxy Voting Guidelines to ensure they are aligned with best practice; and to provide advice and recommendations on general proxy voting matters as well as on specific voting issues as they occur. The Proxy Committee may delegate certain of its responsibilities to subgroups composed of Proxy Committee members. It meets quarterly, or more frequently as circumstances dictate and its minutes are circulated to senior management including the Asia Risk Committee to whom it reports.

2. Voting

As these Guidelines represent what we consider to be in the best financial interests of our clients, we would normally expect clients to allow us to use them as a template for voting. However, we recognise that in certain circumstances further analysis may be required.

In view of our overriding fiduciary duty to act in the best interest of our clients, the Guidelines are an indication only of JFAM’s voting policy. The portfolio manager has discretion to override the policy should individual circumstances dictate.

Our Guidelines are primarily targeted at companies listed on main stock exchanges. It is sometimes difficult for smaller companies to apply the same corporate governance standards and we would look at any issues for such companies on a case-by-case basis. We would, however, encourage them to apply the highest possible standards of governance.

For markets in Asia ex-Japan, we will generally abstain from voting at AGMs on the grounds that the matters normally considered at such meetings are of a routine and non-contentious nature. To ensure we fulfil our fiduciary obligation to always act in our clients’ best interests, we will review each AGM notice to check whether there are any non-routine matters such as company reorganisations/restructurings, takeover/merger and senior management compensation plans included therein. If any such matters are identified then we will consider each one individually so that our clients’ best interests are served. Also, certain markets require that shares are blocked from trading in order to be tendered for voting purposes. In these instances, it may be in our clients’ best interests to abstain from voting in order to preserve the ability to trade. For these countries, a decision will be taken on a case-by-case basis by the research analyst in conjunction with the portfolio manager in order to determine how our clients’ best interests are served.

Situations can sometimes arise where more than one JFAM client invests in the same company or in which a single client may invest in the same company but in multiple accounts. In those situations, two or more clients, or one client with different accounts, may be invested in strategies having different investment objectives, investment styles, or portfolio managers. As a result, JFAM may cast different votes on behalf of different clients or on behalf of the same client with different accounts.

3. Engagement

We regard regular, systematic and direct contact with senior company management, both executive and non-executive, as crucially important. We consider that these dialogues have been useful and plan to expand this approach.

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4. Conflicts of Interest

In order to maintain the integrity and independence of JFAM’s proxy-voting decisions, JPMorgan Chase (including JPMFAM) has established formal barriers designed to restrict the flow of information between JPMC’s securities, lending, investment banking and other divisions to JPMFAM investment professionals.

Where a potential material conflict of interest has been identified, the Proxy Administrator, in consultation with the Proxy Committee, evaluates the potential conflict and determines whether an actual conflict exists. In the event that this is the case, they make a recommendation on how to vote the proxy. A record of such decisions is available to clients on request.

Finally, it should be pointed out that this document is intended as an overview only. Specific issues should always be directed to your account administrator or portfolio manager.

III.	VOTING GUIDELINES

1. REPORTS & ACCOUNTS

1a. Annual Report

Reports and accounts should be both detailed and transparent, and should be submitted to shareholders for approval. They should meet accepted reporting standards, and company accounts should employ Generally Accepted Accounting Practices (GAAP). Reports should meet with the spirit as well as the letter of reporting standards, including the most recent recommendations of the International Accounting Standards Board (IASB).

The annual report should include a statement of compliance with relevant codes of best practice, in markets where they exist.

Legal disclosure varies from market to market. If, in our opinion, a company’s standards of disclosure (whilst meeting minimum legal requirements) are insufficient in any particular area, we will inform company management of our concerns. Depending on the circumstances, we will either abstain or vote against the resolution concerned. Similar consideration would relate to the use of inappropriate accounting methods.

2. DIVIDENDS

Proposals for the payment of dividends should be presented to shareholders for approval, and should be fully disclosed in advance of the meeting. We will vote against dividend proposals if we feel that payment of the proposed dividend would prejudice the solvency or future prospects of the company.

3. AUDITORS

3a. Auditor Independence

Auditors must provide an independent and objective check on the way in which the financial statements have been prepared and presented. JFAM will vote against the appointment or re-appointment of auditors who are not perceived as being independent.

3b. Auditor Remuneration

Companies should be encouraged to distinguish clearly between audit and non-audit fees. Audit fees should never be excessive.

4. BOARDS

4a. Chairman & CEO

JFAM believes that it is best practice for the roles of Chairman and Chief Executive Officer to be separate.

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4b. Board Structure

JFAM is in favour of unitary boards of the type found in Hong Kong, as opposed to tiered board structures.

4c. Board Size

Boards with more than 20 directors are considered to be excessively large.

4d. Board Independence

JFAM believes that a strong independent element to a board is essential to the effective running of a company. The calibre and number of non-executive directors on a board should be such that their views will carry significant weight in the board’s decisions.

We believe that as a minimum, all boards should have at least three non-executive directors, unless the company is of such a size that sustaining such a number would be an excessive burden.

JFAM will use its voting powers to encourage appropriate levels of board independence, taking into account local market practice.

4e. Board Committees

Where appropriate, boards should delegate key oversight functions to independent committees. The Chairman and members of any Committee should be clearly identified in the annual report.

5. DIRECTORS

5a. Executive Director’s Remuneration

Executive remuneration is and will remain a contentious issue, particularly the overall quantum of remuneration.

JFAM will generally vote against shareholder proposals to restrict arbitrarily the compensation of executives or other employees.

5b. Director’s Liability

In certain markets, this proposal asks shareholders to give blanket discharge from responsibility for all decisions made during the previous financial year. Depending on the market, this resolution may or may not be legally binding, and may not release the board from its legal responsibility.

JFAM will usually vote against discharging the board from responsibility in cases of pending litigation, or if there is evidence of wrongdoing for which the board must be held accountable.

5c. Directors over 70

JFAM considers that a similar standard of care should be applied to the selection of a director over 70 as would be applied to that of any other director, although we would expect to see such a director offer himself or herself for re-election each year.

6. NON-EXECUTIVE DIRECTORS

6a. Role of Non-Executive Directors

As stated earlier in these guidelines, JFAM believes that a strong independent element to a board is important to the effective running of a company.

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6a. Role of Non-Executive Directors - Continued

In determining our vote, we will always consider independence issues on a case-by-case basis, taking into account any exceptional individual circumstances, together with local markets’ differing attitudes to director independence.

In order to help assess their contribution to the company, the time spent by each non-executive director should be disclosed to shareholders, as well as their attendance at board and committee meetings.

Audit and Remuneration Committees should be composed exclusively of independent directors.

6b. Director Independence

We consider that a director will generally be deemed to be independent if he or she has no significant financial, familial or other ties with the company which might pose a conflict, and has not been employed in an executive capacity by the company for at least the previous ten years.

6c. Multiple Directorships

In order to be able to devote sufficient time to his or her duties, we would not normally expect a non-executive to hold more than five significant directorships at any one time. For executives, only one additional non-executive post would normally be considered appropriate without further explanation.

7. ISSUE OF CAPITAL

7a. Issue of Equity

In most countries, company law requires that shareholder approval be obtained in order to increase the authorised share capital of the company. Proposals for equity issues will also specify whether pre-emptive rights are to be retained or suppressed or partially suppressed for the issue. As a general rule, JFAM believes that any new issue of equity should first be offered to existing shareholders on a pre-emptive basis.

JFAM will vote in favour of increases in capital which enhance a company’s long-term prospects.

7b. Issue of Debt

Reasons for increased bank borrowing powers are many and varied, including allowing normal growth of the company, the financing of acquisitions, and allowing increased financial leverage. Management may also attempt to borrow as part of a takeover defence.

JFAM will vote in favour of proposals which will enhance a company’s long-term prospects. We will vote against an increase in bank borrowing powers which would result in the company reaching an unacceptable level of financial leverage, where such borrowing is expressly intended as part of a takeover defence, or where there is a material reduction in shareholder value.

7c. Share Repurchase Programmes

Boards may instigate share repurchase or stock buy-back programs for a number of reasons. JFAM will vote in favour of such programmes where the repurchase would be in the best interests of shareholders, and where the company is not thought to be able to use the cash in a more useful way.

We will vote against such programmes when shareholders’ interests could be better served by deployment of the cash for alternative uses, or where the repurchase is a defensive manoeuvre or an attempt to entrench management.

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8. MERGERS / ACQUISITIONS

Mergers and acquisitions are always reviewed on a case-by-case basis by the investment analyst in conjunction with portfolio managers and, in exceptional circumstances, the Proxy Committee. Individual circumstances will always apply. However, as a general rule, JFAM will favour mergers and acquisitions where the proposed acquisition price represents fair value, where shareholders cannot realise greater value through other means, and where all shareholders receive fair and equal treatment under the merger/acquisition terms.

9. VOTING RIGHTS

JFAM believes in the fundamental principle of “one share, one vote”. Accordingly, we will vote to phase out dual voting rights or classes of share with restricted voting rights, and will oppose attempts to introduce new ones. We are opposed to mechanisms that skew voting rights, such as cumulative voting; directors should represent all shareholders equally, and voting rights should accrue in accordance with the shareholder’s equity capital commitment to the company.

10. SHARE OPTIONS / LONG-TERM INCENTIVE PLANS (L-TIPs)

10a. Share Options

Best practice requires that share options be fully expensed, so that shareholders can assess their true cost to the company. The assumptions and methodology behind the expensing calculation should also be explained to shareholders.

We will generally vote against the cancellation and re-issue, re-pricing, of underwater options.

10b. Long-Term Incentive Plans (L-TIPs)

A Long-Term Incentive Plan (“L-TIP”) can be defined as any arrangement, other than deferred bonuses and retirement benefit plans, which require one or more conditions in respect of service and/or performance to be satisfied over more than one financial year.

JFAM normally will vote in favour of schemes with keen incentives and challenging performance criteria, which are fully disclosed to shareholders in advance, and vote against payments which are excessive or performance criteria which are undemanding.

11. OTHERS

11a. Charitable Issues

Charitable donations are generally acceptable, provided they are within reasonable limits and fully disclosed to shareholders.

11b. Political Issues

JFAM does not normally support the use of shareholder funds for political donations, and would require the fullest explanation as to why this would be beneficial to shareholders.

IV.	ACTIVISM

Activism Policy

1. Discharge of Responsibilities

a)	Our primary responsibility is to protect our clients’ interests and, as active managers, we therefore absolutely reserve the right to dispose of an investment where a company fails to meet our expectations.

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b)	Our investment managers and analysts have explicit responsibilities for monitoring the companies in the universe of stocks from which clients’ portfolios are constructed. Whilst we attach considerable importance to meetings with management (and several hundred take place in Asia ex-Japan each year), we also emphasise the benefits of fundamental research into companies in our investment processes. Industry research, balance sheet analysis and company news flow all have a role to varying degrees in our company monitoring.

c)	Our approach to dealing with conflicts of interest is described fully in our Corporate Governance Policies and Procedures. We seek to minimise conflicts by controlling information flows between different parts of JPMorgan Chase. Where a material conflict does arise we require investors who make the voting decision to certify that they have acted solely in the clients’ best interests.

2. Monitor Performance

Monitoring of company performance is a key part of our investment processes. We maintain a record of all private meetings held with companies. We regard these meetings as confidential and will not comment on them outside JFAM.

3. Evaluating and Reporting

We are convinced that a strong governance culture leads ultimately to a better business and a better stock market rating. As investors we scrutinise companies’ governance policies as a part of our investment research and take comfort from good governance.

V.	Sustainability

Where JFAM engages with companies on broader social, environmental and sustainability issues, we have adopted a positive engagement approach. Thus, specific assets or types of assets are not excluded on purely social, environmental or ethical criteria (unless specifically requested by clients). Rather, analysts take such issues into account as part of the mainstream analytical process. Where appropriate, JFAM will also engage with company management on specific issues at company one-to-one meetings. This engagement activity can then be reported to clients as required.

Where social or environmental issues are the subject of a proxy vote, JFAM will consider the issue on a case-by-case basis, keeping in mind at all times the best financial interests of our clients.

It is anticipated that our SRI program will continue to expand both in terms of scope and market coverage as client demand and availability of suitable resources dictate.

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Part II. D: Japan Proxy Voting Guidelines

1.	Number of Directors

To ensure a swift management decision-making process, the appropriate number of directors should be 20 or less.

2.	Director’s Tenure

Director’s tenure should be equal to/less than 1 year.

3.	Director’s Remuneration

Remuneration of directors should generally be determined by an independent committee.

4.	Audit fees

Audit fees must be at an appropriate level.

5.	Capital Increase

Capital increases will be judged on a case-by-case basis depending on its purpose. Vote against capital increases if the purpose is to defend against a takeover.

6.	Borrowing of Funds

Vote against abrupt increases in borrowing of funds if the purpose is to defend against a takeover.

7.	Share Repurchase Programs

Vote in favor of share repurchase programs if it leads to an increase in the value of the company’s shares.

8.	Payout ratio

As a general rule, vote against any proposal for appropriation of profits which involves a payout ratio of less than 50% (after taking into account other forms of payouts to shareholders such as share repurchase programs) if the capital ratio is equal to or greater than 50% and there is no further need to increase the level of retained earnings.

9.	Mergers/Acquisitions

Mergers and acquisitions must only be consummated at a price representing fair value.

10.	Stock Options

Stock option programs should generally be publicly disclosed. Programs which result in increases in remuneration despite declines in corporate earnings (such as through a downward adjustment of the exercise price) is generally not acceptable.

11.	Political Contributions

Do not approve any use of corporate funds for political activities.

12.	Environmental/Social Issues

Do not take into account environmental/social issues that do not affect the economic value of the company.

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